                                 WORLD AIRWAYS

                               1995 AMC CONTRACT

                                F11626-94-D0027










                                                           World Airways Inc.
                                                           Government Sales Dept
                                                           Jerry A. Carlon
                                                           (703) 834-9228
                                                           Revised 01 OCT 94

F11626-94-D0027 P00001                                              Page 2 of 2

a. The purpose of this modification is to incorporate a new rate and fund the contract.

b. Accordingly, Section B, pages B-1, B-5, and B-0007 through B-0028 are deleted and replaced with the attached pages B-1, B-5 and B-0007 through B-0028.

c.   The SF 26, block 14, is changed to read "97X4930.5D14 685 6594 102 111300
04 58910 525300".  Change block 15.G. is changed to read $205,267,848.26
Estimated)  (Includes fixed award, expansion and reimburseables.)

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027

PART I - THE SCHEDULE
- ---------------------

SECTION B-SUPPLIES OR SERVICES AND PRICES/COSTS
- -----------------------------------------------

1.  AIRLIFT SERVICES
- --------------------


CLIN                                                          AMOUNT
- ----                                                          ------

1000    PEACETIME AIRLIFT SERVICE--(FIXED REQUIREMENTS)       $99,755,426.26
             SUBCLINS 1002AA, 1003AA, 1006AA, 1007AA, 1008AA
             1010AA, 1013AA, 1015AA, 1016AA, 1017AA, 1018AA,
             1019AA, 1020AA, 1021AA, 1022AA, 1023AA, 1025AA,
             1028AA, 1029AA, 1031AA, 1042AA, 1043AA
        Airlift services to include passenger and/or cargo
        as described in Section C, para. 1.


2000    EXPANSION AIRLIFT SERVICE                             ESTIMATED
                                                              $89,406,590
        The government may from time to time during the
        period of performance of this contract, subject
        to the contractors acceptance, order expansion
        airlift services.  Expansion requirements are
        unplanned, additional missions bought on delivery
        order as described in Sec G, para 2. Expansion
        may include, Channels, SAAMS, Exercises, L100,
        and CAT A cargo requirements.

        CONTRACTOR'S ENTITLEMENT BY CATEGORY

        CAT B Cargo
              Narrow Body        40.25%
              Wide Body I        33.59%
              Widw Body II       45.31%

        CAT B Passenger
              Narrow Body        45.27%
              Wide Body I        34.29%
              Wide Body II       43.22%

        CAT B Combi              45.32%

        CAT A Cargo              0.0%

        Short Range              32.25%

3000   DATA--Data shall be provided to the US Government
       as specified in part III, SECTION J, Contract Data
       Requirements List (CDRL)--DD Form 1423.                NSP

4000   CRAF ACTIVATION

       The contractor grants the Government the unilateral right to increase the airlift service to be performed hereunder up to and including the full capacity of all aircraft listed in Attachment 8 and other related support services as set forth in Attachment 9, entitled Civil Reserve Air Fleet (CRAF). Such airlift services shall be ordered by delivery order except for other related support services which shall be ordered in accordance with the CHANGES clause.

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027

     STAGE I - This is airlift capability, from the long range international
     -------
segment, committed to Commander, Air Mobility Command. It can be used to perform airlift services when the AMC airlift force can not meet both deployment and other traffic requirements simultaneously. CINCTRANS, on approval by the Secretary of Defense (SECDEF), has the authority to activate Stage I of CRAF.

     STAGE II - This is an airlift expansion identified for an airlift emergency
     --------
not warranting national mobilization. CINCTRANS, on approval by the SECDEF, has the authority to activate Stage II of CRAF.

     STAGE III -  CRAF Activation.  This is the total CRAF airlift capability
     ---------
made available when required for DOD operations during major military emergencies involving US forces.

          The Secretary of Defense shall issue the order to CINCTRANS to activate Stage III of the CRAF:

          (1) In time of war or during a defense-oriented national emergency declared by the President, or in time of national emergency declared by Congress.

          (2) In a national security situation short of a declared defense-oriented national emergency.


5000                         REIMBURSABLES                          Estimated at

                             The following subclins identify
                             additional charges not included in
                             the Uniform Rate which may be
                             recognized and reimbursed at cost if
                             incurred in the performance of this
                             contract.

5001                         Tax, Customs, Immigration, Federal       $7,734,709
                             Inspection Services Fees, Excess
                             Baggage and Passenger Facility
                             Charges (Para 2b(1) below)
                             Extraordinary Insurance Costs
                             (Approved by Contracting Officer)

5002                         Fuel Adjustment (Para 2b(2) below)       $3,867,354

5003                         Demurrage (Reference para 2b(3),         $3,867,354
                             below)

5004                         Eurocontrol (Para 2b(4) below)           $  636,415


2.  PRICING
    -------

     a. Contract Line Item Numbers (CLINs) 1000 and 2000 (including aeromedical) shall be priced as follows:

          (1) Airlift services shall be paid at the price established for each SUBCLIN. Such price shall be determined in accordance with AMC Uniform Negotiated Rates and Rules incorporated by reference for International Long- and Short-Range Commercial Augmentation. AMC will continue to conduct an annual rate review in accordance with the Memorandum of Understanding (MOU) between the contractors and AMC. Mileages will be determined in accordance with the Commercial Operations Integrated System (COINS). Those missions that cannot be flown at the mileages calculated in COINS will be paid override mileage. Override mileage will be determined based on actual flight plans and mutually agreed to by the contractor and contracting officer. The contracting officer may also pre-

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027

approve extraordinary insurance costs applicable to a pending mission when in the best interests of the government.

          (2) CAT A cargo transportation services shall be paid at the one-way CAT B ton mile rate, provided that, if a carrier has on file a tariff available to the general public for equivalent unrestricted service which is less than the above rate, then the tariff rate shall apply. In either case, the price shall be calculated in accordance with the FY94 AMC Uniform Rates and Rules for long-range airlift.

            (a) The minimum weight of 3750 pounds on each pallet for the narrow-body aircraft and 4980 pounds on each pallet for the wide-body aircraft times the number of pallets in the consignment is the guaranteed minimum charge for any consignment.

            (b) If the total actual weight of cargo on all pallets in the consignment exceeds the guaranteed minimum charge, payment for actual weight shall be made. A consignment consists of pallets moving as one shipment, on the same date and assigned a Goverment Bill Lading (GBL) Number or listed on a DD Form 250 as one shipment.

          (3) When requirements for SAAMs or Exercises exceed the 'Maximum Standard Payloads' as set forth in Appendix A of the Rates and Rules, the Government shall negotiate an ACL taking into consideration the Gross Take Off Weight (as certified by the carrier), desired ACL and mission requirements. Ferry on SAAMs or Exercises will be paid at the standard ACL or where allowable cabin loads for various aircraft types are less, the government shall pay ferry for the lower number of seats.

          (4) The L-100 rate is negotiated along with a burn rate. The pegged fuel price will be that price pegged in the FY95 AMC Uniform Rates and Rules. The one way rate will be 196% of the negotiated round trip rate and the ferry rate is 96% of the round trip negotiated rate.

     b.  Contract Line Item Number (CLIN) 5000 shall be priced as follows:

          (1) CLIN 5001: The following additional charges may be recognized under the terms of this contract: Transportation Tax; Head Tax; Custom Charges as outlined in 19 USC 58c; Immigration Charges as outlined in 8 USC 1356(d); Passenger Facility Charge Imposed by Commercial Airports, approved by the FAA under the Aviation, Safety, and Capacity Expansion Act of 1990; and Federal Inspection Service fee.

          (2) CLIN 5002 - (Fuel Adjustments) The prices are subject to adjustment for variances in fuel prices as set forth in the AMC Final Uniform Negotiated Rates and Rules Appendix A. The L-100 fuel adjustments, upward or dowmward from the pegged price, will be accomplished using the procedures contained in the AMC Final Uniform Negotiated Rates and Rules.

          (3) CLIN 5003 - (Demurrage) will be paid on completed cargo missions when departure is delayed over 3 hours beyond scheduled block time and the delay is Government controlled (See paragraph F-6). Payment of delays of fractions of an hour will be calculated using normal rounding procedures, i.e., 29 minutes or less will be dropped, 30 minutes or more will be rounded to the next whole hour. Charges are as follows:

                       (a)  B747     -   $1246 per hour
                       (b)  MD-11    -   $1135 per hour
                       (c)  DC-10    -   $1038 per hour
                       (d)  DC-8     -   $ 623 per hour
                       (e)  B707     -   $ 505 per hour

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027

          (4) CLIN 5004 - (Eurocontrol) contractor will be reimbursed for actual Eurocontrol charges included and submitted on the invoice for payment. This applies to SUBCLIN 2030AA only.

     c. CLIN 3000 is included in the AMC determined rate and shall not be priced separately.

     d.  CLIN 4000 shall be priced as follows:

          (1) Prices for airlift services during CRAF activation, Stage I, II and III and during Commander, AMC, determined periods where volunteered airlift is used in lieu of CRAF activated airlift shall be determined in the same manner as for CLINs 1000 and 2000, except that one-way cargo and passenger missions will be priced at the percentage of the round trip rate, identified as CRAF one-way rate, in the AMC Negotiated Uniform Rates and Rules.

          (2)  For long-range international aircraft called up (See Atch 9, para
                                                     ---------
2.18) under CRAF activation Stages I, II or III, there will be a guaranteed average daily utilization of 8 hours flight time. If an aircraft fails to achieve the guaranteed utilization, the contractor will be entitled to additional compensation due to under utilization.

          (a)  The equation for computing compensation for under utilization is:

               (guaranteed hours - actual hours) x 500 mph x ACL x rate = compensation.

          1.  Flight time (actual hours) shall include all revenue hours
          -
including paid ferry and any commercial flights operated during the CRAF activation.

          2.  Actual hours will be increased by 8 hours for each time an
          -
aircraft is unavailable to the Government for contractor controllable reasons.

          3.  The rate will be based on the AMC Negotiated Uniform Rate minus
          -
any costs not expected to be incurred (i.e., fuel, meals, maintenance).

               4.  The underutilized hours will be converted to miles using an
               -
average speed of 500 mph.

EXAMPLE:

     (i) Tail number N123 with an ACL of 326 PAX is activated on the 5th of the month.

     (ii) The aircraft operated for 100 flight hours for the remainder of the month including 10 commercial hours.

     (iii) Guaranteed utilization = 240 hours (30 days x 8 hrs)

     (iv)  Actual utilization = 100 hours

     (v)   Underutilized hours = 140 hours

     (vi) 140 hours x 500 mph = 70,000 miles x 326 ACL = 22,820,000 seat miles x .045 (actual rate to be determined = $1,026,900 compensation earned for the month.

          (b) The procedure for determining under utilization and compensation will be based on documentation provided by the contractor. Contractor may report to AMC at the end of each month, at the end of the contract period or upon CRAF deactivation, total hours flown for each called up aircraft, the number of contractor controllable delays, hours flown in

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027

commercial service, and hours flown in AMC service. Compensation for under utilization will be accomplished at the end of the contract period or upon CRAF deactivation, whichever comes first. Contractors must provide cost data to determine the rate as soon as possible.

          (c) Additionally, should the long-range international aircraft called up, as defined in Attachment 9, para 2.14. under CRAF activation Stages I, II, III not be required for the 30-day minimum guaranteed utilization period or not be required for all or a portion of the 15 days between notification and official release from call up, they will be compensated for not being utilized at an amount not to exceed that calculated as provided in paragraph 2(b) above. Carriers are obligated to utilize their best efforts to obtain commercial business to minimize government costs.

     (3) Prices for airlift called up under CRAF activation Stages I, II, and III may be adjusted by negotiation between the contractor and the government pursuant to the procedures in the CHANGES clause. The Memorandum of Understanding (MOU) between the contractor and AMC shall serve as the guideline for establishing prices and adjustments thereto. In establishing such prices, it shall be presumed, unless the contractor presents evidence establishing that an adjustment to the rate of compensation is appropriate, that prices computed in accordance with the AMC Negotiated Uniform Rate applied to the mileage set forth in COINS for the shortest route over which the type of aircraft involved operated, constitutes equitable prices for such services. However, consideration will be given but not limited to evidence so presented by the contractor for aircraft called up which reflect reasonable incurred cost outside the peacetime rate associated with call-up aircraft under CRAF activation. Examples of such costs are:

               1.  Additional per diem expenses incurred to relocate personnel
               -
required to assist in the flow of CRAF activated aircraft.

               2.  Additional security expenses for the safety of aircraft and
               --
crew.

     (4) Vectoring. If conditions require vectoring during CRAF activation or periods where volunteered airlift is used in lieu of CRAF activated airlift, the contracting officer will issue a change order in accordance with the Changes clause. Vectoring is a change from the contracted route due to specific military conditions in the mission operating environment which requires a deviation from the contracted route. The change order will provide the area, times, etc., for which vectoring will be recognized as a changed condition. A change order authorizes submission of requests for price adjustments. To expedite adjustments, periodic submissions are encouraged. The contractor should document and support the baseline from which adjustment is requested in addition to substantiation of the amount of the equitable adjustment in any request submitted to the contracting officer.

     e. The government shall also have the right at its sole option to order other airlift service under the contract in accordance with and at the rate specified by the contractor for service to the public which will, in the judgment of the contracting officer, meet the government needs. In addition, the government may, for airlift service not covered by the AMC Uniform Rates and Rules, establish rates by negotiation.

3.  MINIMUM GUARANTEE
    -----------------

     The total minimum guarantee to be awarded under this contract is $99,755,426.56. This minimum can be satisfied by a combination of fixed and expansion award when circumstances so dictate.

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027

4.  NON-STOP SERVICE
    ----------------

Non-stop direct service shall be provided on those identified SUBCLINS. The following headwinds identify those conditions in which the aircraft must meet to fly non-stop.

     OCT       -43 KNOTS
     NOV       -46 KNOTS
     DEC       -42 KNOTS
     JAN       -36 KNOTS
     FEB       -32 KNOTS
     MAR       -36 KNOTS
     APR       -37 KNOTS
     MAY       -30 KNOTS
     JUN       -21 KNOTS
     JUL       -17 KNOTS
     AUG       -23 KNOTS
     SEP       -34 KNOTS

5.  FY95 UNIFORM NEGOTIATED RATES AND RULES
    ---------------------------------------

     The FY94 rate was used to calculate the dollar values in this Section. Due to computer complications, the FY95 rate will be incorperated via a unilateral modification effective 1 OCT 94 when funding becomes available.

                                                     F1162694D0027      .P00001
                                   CAT B PAX


ITEM                                                                          UNIT
 NO.        SUPPLIES/SERVICES                               QTY     UNIT      PRICE        AMOUNT
- ------------------------------------------------------------------------------------------------------
01002       CAT B ROUND TRIP
            CARRIER ID:  SCX    AIRCRAFT TYPE:  B727

01002AA       KNGU - KNIP - MUGM - KNIP - KNGU              24      TRIPS     $33,832.40   $811,977.60

            PR #:  FY9524

            SCHEDULE:
                     OCT   7  14  21  28
                     NOV   4  11  18  26
                     DEC   2   9  16  23  30
                     JAN   6  13  20  27
                     AUG  18  25
                     SEP   1   8  15  22  29

            (MILES:  2,748  X  RATE:   0.087940)=
            PER SEATS  :  $241.66  X  ACL:  140  =
            TRIP COST    $33,832.40

            Totals for trip(s)                              24      TRIPS     $33,832.40   $811,977.60

NOTE:  DEPART FRIDAY AT 0645Z ++(1200Z DST) APPROXIMATELY





                                    B-0007

                                                     F1162694D0027      .P00001
                                   CAT B PAX


ITEM                                                                          UNIT
 NO.        SUPPLIES/SERVICES                               QTY     UNIT      PRICE        AMOUNT
- ------------------------------------------------------------------------------------------------------
01003       CAT B ROUND TRIP
            CARRIER ID:  SCX    AIRCRAFT TYPE:  B727

01003AA       KNGU - MUGM - MKJP - MUGM - KNGU              24      TRIPS     $37,993.20   $911,836.80

            PR #:  FY9525

            SCHEDULE:
                     OCT   4  11  18  25
                     NOV   1   8  15  22  29
                     DEC   6  13  20  28
                     JAN   3  10  17  24  31
                     AUG  22  29
                     SEP   5  12  19  26

            (MILES:  3,086  X  RATE:   0.087940)=
            PER SEATS  :  $271.38  X  ACL:  140  =
            TRIP COST    $37,993.20

            Totals for trip(s)                              24      TRIPS     $37,993.20   $911,836.80

NOTE:  MILEAGE OVERRIDE
       RON AT MKFP WITH A WEDNESDAY DEPARTURE AT 1100Z
       DEPART TUESDAY AT 1030Z APPROXIMATELY





                                    B-0008

                                                     F1162694D0027      .P00001
                                   CAT B PAX


ITEM                                                                                      UNIT
 NO.        SUPPLIES/SERVICES                                           QTY     UNIT      PRICE         AMOUNT
- ---------------------------------------------------------------------------------------------------------------------
01006       CAT B ROUND TRIP
            CARRIER ID:  RIA    AIRCRAFT TYPE:  DC8

01006AA       KNGU - KPHL - LPLA - LICZ * HECA - OBBI - FJDG - OBBI     53      TRIPS     $289,361.10   $15,336,138.30
            * HECA - LICZ - LPLA - KPHL - KNGU
            PR #:  FY9514

            SCHEDULE:
                     OCT   1   8  15  22  29
                     NOV   5  12  19  26
                     DEC   3  10  17  27
                     JAN   3   7  14  21  28
                     FEB   4  11  18  25
                     MAR   4  11  18  25
                     APR   1   8  15  22  29
                     MAY   6  13  20  27
                     JUN   3  10  17  24
                     JUL   1   8  15  22  29
                     AUG   5  12  19  26
                     SEP   2   9  16  23  30

            (MILES:  20,680  X  RATE:   0.066630)=
            PER SEATS  :  $1,377.91  X  ACL:  210  =
            TRIP COST    $289,361.10

01006AC     EUROCONTROL for Item 01006AA                                53      TRIPS       $7,523.39      $398,739.67
            TRIP COST:     $289,361.10  X
            EUROCONTROL:    2.60%
            EUROCONTROL PER TRIPS:   $7,523.39

            Totals for trip(s)                                          53      TRIPS     $296,884.49   $15,734,877.97

NOTE:  INCLUDES FJDG-RPMM-FJDG SAAM EXTENSION ON
       CLIN 1007 ON 15 OCT, 26 NOV, 7 JAN, 18 FEB, 1 APR,
       13 MAY, 24 JUN, 5 AUG AND 16 SEP.

       MILEAGE OVERRIDE





                                    B-0009

                                                     F1162694D0027      .P00001
                                   CAT B PAX


ITEM                                                                          UNIT
 NO.        SUPPLIES/SERVICES                               QTY     UNIT      PRICE        AMOUNT
- ------------------------------------------------------------------------------------------------------
01007       CAT B ROUND TRIP
            CARRIER ID:  RIA    AIRCRAFT TYPE:  DC8

01007AA       FJDG * WSSS - RPHM * WSSS - FJDG               9      TRIPS     $106,621.20   $959,590.80

            PR #:  FY9529

            SCHEDULE:
                     OCT   18
                     NOV   29
                     JAN   20
                     FEB   21
                     MAR    4
                     APR   16
                     MAY   27
                     AUG    8
                     SEP   19

            (MILES:  7,620  X  RATE:   0.066630)=
            PER SEATS  :  $507.72  X  ACL:  210  =
            TRIP COST    $106,621.20

            Totals for trip(s)                               9      TRIPS     $106,621.20   $959,590.80

NOTE: THIS IS A SAAM EXTENSION TO CLIN 1006 TO BE FLOWN AS ONE MISSION. *MILEAGE OVERRIDE.





                                    B-0010

                                                     F1162694D0027      .P00001
                                   CAT B PAX


ITEM                                                                          UNIT
 NO.        SUPPLIES/SERVICES                               QTY     UNIT      PRICE        AMOUNT
- ------------------------------------------------------------------------------------------------------
01008       CAT B ROUND TRIP
            CARRIER ID:  RIA    AIRCRAFT TYPE:  DC8

01008AA       KNGU - KPHL - BIKF - KPHL - KNGU               6      TRIPS     $72,787.68   $436,726.08

            PR #:  FY9515

            SCHEDULE:
                     OCT   1   8  15  22  29
                     NOV   5

            (MILES:  5,780  X  RATE:   0.066630)=
            PER SEATS  :  $385.12  X  ACL:  189  =
            TRIP COST    $72,787.68

            Totals for trip(s)                               6      TRIPS     $72,787.68   $436,726.08

NOTE:  DEPART SATURDAY AT 0130Z ++(0030Z DST/USA) APPROX.
       REQUIRE DIRECT SERVICE:  KPHL - BIKF - KPHL




                                    B-0011

                                                     F1162694D0027      .P00001
                                   CAT B PAX


ITEM                                                                          UNIT
 NO.        SUPPLIES/SERVICES                               QTY     UNIT      PRICE        AMOUNT
- --------------------------------------------------------------------------------------------------------
01010       CAT B ROUND TRIP
            CARRIER ID:  WOA    AIRCRAFT TYPE:  DC10

01010AA       KCHS - KIAD * KBGR - EDAF - KBGR - KIAD - KCHS 9      TRIPS     $198,900.90  $1,790,108.10

            PR #:  FY9520

            SCHEDULE:
                     OCT  11  25
                     NOV   8  29
                     DEC  13  20
                     JAN  10  24
                     FEB  14

            (MILES:  9,046  X  RATE:   0.066630)=
            PER SEATS  :  $602.73  X  ACL:  330  =
            TRIP COST    $198,900.90

01010AC     EUROCONTROL for item 01010AA                     9      TRIPS       $5,171.42     $46,542.78
            TRIP COST:   $198,900.90  X
            EUROCONTROL:   2.60%
            EUROCONTROL PER TRIPS:   $5,171.42

            Totals for trip(s)                               9      TRIPS     $204,072.32  $1,836,650.88

NOTE:  REQUIRE DIRECT SERVICE:  KIAD-EDAF-KIAD. KIAD
       ARRIVAL NLT 1300 LOCAL




                                    B-0012

                                                     F1162694D0027      .P00001
                                   CAT B PAX


ITEM                                                                          UNIT
 NO.        SUPPLIES/SERVICES                               QTY     UNIT      PRICE          AMOUNT
- --------------------------------------------------------------------------------------------------------
01013       CAT B ROUND TRIP
            CARRIER ID:  WOA    AIRCRAFT TYPE:  DC10

01013AA       KATL - KPHL - EDAF - KPHL - KATL               9      TRIPS     $202,946.70   $1,826,520.30

            PR #:  FY9523

            SCHEDULE:
                     OCT  12  19
                     NOV   9  16
                     DEC  14  28
                     JAN  11  18
                     FEB   8

            (MILES:  9,230  X  RATE:   0.066630)=
            PER SEATS  :  $614.99  X  ACL:  330  =
            TRIP COST    $202,946.70

01013AC     EUROCONTROL for Item 01013AA                    9       TRIPS       $5,276.61      $47,489.49
            TRIP COST:   $202,946.70  X
            EUROCONTROL:   2.60%
            EUROCONTROL PER TRIPS:   $5,276.61

            Totals for trip(s)                               9      TRIPS     $208,223.31   $1,874,009.79

NOTE:  REQUIRE DIRECT SERVICE:  KPHL - EDAF - KPHL - KPHL
       ARRIVAL NLT 1300 LOCAL.





                                    B-0013

                                                     F1162694D0027      .P00001
                                   CAT B PAX


ITEM                                                                                UNIT
 NO.        SUPPLIES/SERVICES                                     QTY     UNIT      PRICE        AMOUNT
- ------------------------------------------------------------------------------------------------------------
01015       CAT B ROUND TRIP
            CARRIER ID:  WDA    AIRCRAFT TYPE:  DC10

01015AA       KPHL - EDAF * HECA - OEDR * HECA - EDAF - KPHL      17      TRIPS    $325,419.60  $5,532,133.20

            PR #:  FY9527/FY9526

            SCHEDULE:
                     JUN   7  14  21  28
                     NOV   5  12  19  26
                     AUG   2   9  16  23  30
                     SEP   6  13  20  27

            (MILES:  14,800  X  RATE:   0.066630)=
            PER SEATS  :  $986.12  X  ACL:  330  =
            TRIP COST    $325,419.60

01015AC     EUROCONTROL for Item 01015AA                          17      TRIPS      $8,460.91    $143,835.47
            TRIP COST:   $325,419.60  X
            EUROCONTROL:    2.60%
            EUROCONTROL PER TRIPS:  $8,460.91

            Totals for trip(s)                                    17      TRIPS    $333,880.51  $5,675,968.67

NOTE:  REQUIRE DIRECT SERVICE: KPHL - EDAF, EDAF - KPHL
       RETURN KPHL NET 0600L & WLT 1200L FRIDAY (1100-
       1700z++)
       325 POUNDS PER PAX FOR PLANNING
       MILEAGE OVERRIDE


                                    B-0014

                                                     F1162694D0027      .P00001
                                   CAT B PAX


ITEM                                                                                        UNIT
 NO.        SUPPLIES/SERVICES                                           QTY     UNIT        PRICE          AMOUNT
- --------------------------------------------------------------------------------------------------------------------
01016       CAT B ROUND TRIP
            CARRIER ID:  WOA    AIRCRAFT TYPE:  MD11

01016AA       KSTL - KLAX * PANC - RKSO - ROON - RKSO * PANC - KLAX     12      TRIPS    $406,767.60   $4,881,211.20
            - KSTL

            PR #:  FY9516

            ALTERNATE:
              KSTL - KLAX * PANC - RJTY - RKSO - RJTY * PANC - KLAX
            - KSTL

            SCHEDULE:
                     APR   5  12  19  26
                     MAY   3  10  17  24
                     AUG   2   9  16  23

            (MILES:  16,958  X  RATE:   0.066630)=
            PER SEATS  :  $1,129.91  X  ACL:  360  =
            TRIP COST    $406,767.60

            Totals for trip(s)                                          12      TRIPS    $406,767.60   $4,881,211.20

     NOTE:  REQUIRE DIRECT SERVICE: KLAX-RJTY, RJTY-KLAX
            ANTICIPATED ROUTE IS ALTERNATE ROUTE.




                                    B-0015

                                                     F1162694D0027      .P00001
                                   CAT B PAX


ITEM                                                                                         UNIT
 NO.        SUPPLIES/SERVICES                                           QTY     UNIT         PRICE        AMOUNT
- ---------------------------------------------------------------------------------------------------------------------
01017       CAT B ROUND TRIP
            CARRIER ID:  EIA    AIRCRAFT TYPE:  B747

01017AA       KSTL - KLAX - PANC - RKSO - ROON - RKSO - PANC - KLAX     16      TRIPS     $451,964.00   $7,231,424.00
            - KSTL

            PR #:  FY9516

            ALTERNATE:
              KSTL - KLAX - PANC - RJTY - RKSO - RJTY - PANC - KLAX
            - KSTL

            SCHEDULE:
                     JAN  18  25
                     FEB   1   8  15  22
                     MAR   1   8  15  22  29
                     AUG  30
                     SEP   6  13  20  27

            (MILES:  16,958  X  RATE:   0.066630)=
            PER SEATS  :  $1,129.91  X  ACL:  400  =
            TRIP COST    $451,964.00

            Totals for trip(s)                                          16      TRIPS     $451,964.00   $7,231,424.00

     NOTE:  NOTE:  ANTICIPATED ROUTE IS ALTERNATE ROUTE.
            REQUIRE DIRECT SERVICE: KLAX-RJTY, RJTY-KLAX_OR
            KLAX-RKSO, RKSO-KLAX




                                    B-0016

                                                     F1162694D0027      .P00001
                                   CAT B PAX


ITEM                                                                                        UNIT
 NO.        SUPPLIES/SERVICES                                           QTY     UNIT        PRICE           AMOUNT
- ---------------------------------------------------------------------------------------------------------------------
01018       CAT B ROUND TRIP
            CARRIER ID:  WOA    AIRCRAFT TYPE:  MD11

01018AA     KSTL - KLAX * PANC - RKSO - ROON - RKSO * PANC - KLAX     13      TRIPS     $406,767.60   $5,287,978.80
            - KSTL

            PR #:  FY9517

            ALTERNATE:
            KSTL - KLAX * PANC - RJTY - ROON * RJTY * PANC - KLAX
            - KSTL

            SCHEDULE:
                     APR   2   9  16  23  30
                     MAY   7  14  21
                     JUL  30
                     AUG   6  13  20  27

            (MILES:  16,958  X  RATE:   0.066630)=
            PER SEATS  :  $1,129.91  X  ACL:  360  =
            TRIP COST    $406,767.60

            Totals for trip(s)                                          13      TRIPS     $406,767.60   $5,287,978.80

      NOTE: ANTICIPATED ROUTE IS ALTERNATE ROUTE.  REQUIRE
            DIRECT SERVICE:  KLAX-RJTY, ROON-KLAX




                                    B-0017

                                                     F1162694D0027      .P00001
                                   CAT B PAX


ITEM                                                                                   UNIT
 NO.        SUPPLIES/SERVICES                                        QTY     UNIT      PRICE        AMOUNT
- -----------------------------------------------------------------------------------------------------------------
01019       CAT B ROUND TRIP
            CARRIER ID:  E1A    AIRCRAFT TYPE:  B747

01019AA       KSTL - KLAX * PANC - RKSO - ROON - RKSO * PANC - KLAX  15      TRIPS     $451,964.00  $6,779,460.00
            - KSTL
            PR #:  FY9517

            ALTERNATE:
              KSTL - KLAX * PANC - RJTY - RODN * RJTY * PANC - KLAX
            - KSTL

            SCHEDULE:
                     JAN  15  22  29
                     FEB   5  12  19  26
                     MAR   5  12  19  26
                     SEP   3  10  17  24

            (MILES:  16,958  X  RATE:   0.066630)=
            PER SEATS  :  $1,129.91 X  ACL:  400  =
            TRIP COST    $451,964.00

            Totals for trip(s)                              15      TRIPS     $451,964.00  $6,779,460.00

NOTE:  NOTE: ANTICIPATED ROUTE IS ALTERNATE ROUTE.
       REQUIRE DIRECT SERVICE:KLAX-RJTY, RDON-KLAX OR
       KLAX-RKSO, RKSO-KLAX





                                    B-0018

                                                     F1162694D0027      .P00001
                                   CAT B PAX


ITEM                                                                          UNIT
 NO.        SUPPLIES/SERVICES                               QTY     UNIT      PRICE        AMOUNT
- ------------------------------------------------------------------------------------------------------
01020       CAT B ROUND TRIP
            CARRIER ID:  WOA    AIRCRAFT TYPE:  MD11

01020AA       KSTL-KLAX * PANC-RKSO-RODN * RJTY * PANC-KLAX  3      TRIPS     $403,650.00  $1,210,950.00
            - KSTL

            PR #:  FY9518

            SCHEDULE:
                     OCT   4  18
                     JAN   5

            (MILES:  16,828  X  RATE:   0.066630)=
            PER SEATS  :  $1,121.25  X  ACL:  360  =
            TRIP COST    $403,650.00

            Totals for trip(s)                               3      TRIPS     $403,650.00  $1,210,950.00

NOTE:  REQUIRE DIRECT SERVICE: KLAX-RKSO, RODN-KLAX





                                    B-0019

                                                    F1162694D0027       .P00001

                                   CAT B CGO


ITEM                                                                          UNIT
 NO.        SUPPLIES/SERVICES                               QTY      UNIT     PRICE       AMOUNT
- -----------------------------------------------------------------------------------------------------------
01021       CAT B ROUND TRIP
            CARRIER ID:  EIA    AIRCRAFT TYPE:  B747

01021AA       KDOV - EDAF - KDOV                             81      TRIPS     $185,776.20   $15,047,872.20

            PR #:  FY9501

            ALTERNATE:
              KDOV - EDAR - KDOV

            SCHEDULE:
                     OCT  21  26  28
                     NOV   2   4   9  11  16  18  23  25  30
                     DEC   2   7   9  14  16  21  23  28  30
                     JAN   4   6  11  13  18  20  25  27
                     FEB   1   3   8  10  15  17  22  24
                     MAR   1   3   8  10  15  17  22  24  29  31
                     APR   5   7  12  14  19  21  26  28
                     MAY   3   5  10  12  17  19  24  26  31
                     JUN   2   7   9  14  16  21  23  28  30
                     JUL   5   7  12  14  19  21  26  28

            (MILES:  7,984  X  RATE:   0.258540)=
            PER TONS  :  $2,064.18  X  ACL:  90.0  =
            TRIP COST    $185,776.20

01021AC     EUROCONTROL for Item 01021AA                     81      TRIPS      $6,687.94   $541,723.14
            TRIP COST:     $185,776.20  X
            EUROCONTROL:    3.60%
            EUROCONTROL PER TRIPS:    $6,687.94

            Totals for trip(s)                               81      TRIPS     $192,464.14   $15,589,595.34

NOTE: Depart Wednesday at 2200Z and Friday at 0400Z, approximately.

       Alternate Route Mileage:  7932



                                    B-0020

                                                     F1162694D0027      .P00001
                                   CAT B CGO

ITEM                                                                          UNIT
 NO.        SUPPLIES/SERVICES                               QTY     UNIT      PRICE        AMOUNT
- ------------------------------------------------------------------------------------------------------
01022       CAT B ROUND TRIP
            CARRIER ID:  EWW    AIRCRAFT TYPE:  DC8

01022AA       KNGU - LERT - LIZC - LERT - KNGU              18      TRIPS     $115,389.00  $2,077,002.00

            PR #:  FY9502

            ALTERNATE:
              KNGU - LERT - LIRN - LERT - KNGU

            SCHEDULE:
                     OCT  15  22  29
                     DEC   3  10  17  24
                     JAN   7  14  21  28
                     MAR   4  11  18

            (MILES:  9,918  X  RATE:   0.258540)=
            PER  TONS  :  $2,564.20 X  ACL:  45.0 =
            TRIP COST    $115,389.00

01022AC     EUROCONTROL for Item 01022AA                    18      TRIPS     $4,154.00    $74,772.00
            TRIP COST:     $115,389.00  X
            EUROCONTROL:    3.60%
            EUROCONTROL PER TRIPS:   $4,154.00

            Totals for trip(s)                              18      TRIPS     $119,543.00  $2,151,774.00

     NOTE:  DEPART SATURDAY AT APPROXIMATELY 1800Z.

            DUE TO THE POSSIBLE RUNWAY CLOSURE AT SIGONELLA
            (LICZ) OPERATION MAY BE REQUIRED THROUGH
            CAPODICHIND(LIRN).

            ALTERNATE ROUTE MILEAGE:  9866

                                    B-0021

                                                     F1162694D0027      .P00001
                                   CAT B CGO


ITEM                                                                          UNIT
 NO.        SUPPLIES/SERVICES                               QTY     UNIT      PRICE        AMOUNT
- ------------------------------------------------------------------------------------------------------
01023       CAT B ONE WAY
            CARRIER ID:  EWW    AIRCRAFT TYPE:  DC8

01023AA       KNGU - BIKF                                    32      TRIPS     $60,332.85  $1,930,651.20

            PR #:  FY9503

            SCHEDULE:
                     OCT   3  11  17  24  31
                     NOV   7  14  21  28
                     DEC   5  12  19  27
                     JAN   3   9  17  23  30
                     FEB   6  13  21  27
                     MAR   6  13  20  27
                     AUG  21  28
                     SEP   5  11  18  25

            (MILES:  2,881  X  RATE:   0.465370)=
            PER TONS  :  $1,340.73  X  ACL:  45.0  =
            TRIP COST    $60,332.85

            Totals for trip(s)                              32      TRIPS     $60,332.85  $1,930,651.20

NOTE:  DEPART KNGU AT APPROXIMATELY 1800Z





                                    B-0022

                                                     F1162694D0027      .P00001
                                   CAT B CGO


ITEM                                                                                   UNIT
 NO.        SUPPLIES/SERVICES                                        QTY     UNIT      PRICE           AMOUNT
- --------------------------------------------------------------------------------------------------------------------
01025       CAT B ROUND TRIP
            CARRIER ID:  WOA    AIRCRAFT TYPE:  MD11

01025AA       KDOV * EINN * HECA - DERY - DEDR * HECA - EDAR - KDOV    21      TRIPS     $307,764.86   $6,463,062.06

            PR #:  FY9540

            SCHEDULE:
                     OCT   7  14  21  28
                     NOV   4  11  18  25
                     DEC   2   9  30
                     JUL  28
                     AUG   4  11  18  25
                     SEP   1   8  15  22  29

            (MILES:  14,517  X  RATE:   0.258540)=
            PER TONS  :  $3,753.23  X  ACL:  82.0  =
            TRIP COST    $307,764.86

01025AC     EUROCONTROL for Item 01025AA                    21      TRIPS     $11,079.53   $232,670.13
            TRIP COST:     $307,764.86  X
            EUROCONTROL:    3.60%
            EUROCONTROL PER TRIPS:  $11,079.53

            Totals for trip(s)                              21      TRIPS     $318,844.39   $6,695,732.19

NOTE:  *MILEAGE OVERRIDE (SEE SECTION B, PARA.2.A.(1))





                                    B-0023

                                                     F1162694D0027      .P00001
                                   CAT B CGO


ITEM                                                                          UNIT
 NO.        SUPPLIES/SERVICES                               QTY     UNIT      PRICE        AMOUNT
- ------------------------------------------------------------------------------------------------------
01028       CAT B ONE WAY
            CARRIER ID:  EIA    AIRCRAFT TYPE:  B747

01028AA       KSUU - PHIK - PGUA - RODN                      4      TRIPS     $320,113.80  $1,280,455.20

            PR #:  FY9507

            SCHEDULE:
                     MAR   3  10  17  24

            (MILES:  7,643  X  RATE:   0.465370)=
            PER TONS  :  $3,556.82  X  ACL:  90.0  =
            TRIP COST    $320,113.80

            Totals for trip(s)                               4      TRIPS     $320,113.80  $1,280,455.20

NOTE:  DEPART FRIDAY AT APPROXIMATELY 1600Z.





                                    B-0024

                                                     F1162694D0027      .P00001
                                   CAT B CGO


ITEM                                                                                       UNIT
 NO.        SUPPLIES/SERVICES                                            QTY     UNIT      PRICE         AMOUNT
- --------------------------------------------------------------------------------------------------------------------
01029       CAT B ROUND TRIP
            CARRIER ID:  EIA    AIRCRAFT TYPE:  B747

01029AA       KSUU - PHIK - PGUA - ROON - PGUA - PHIK - KSUU              2      TRIPS     $355,683.60   $711,367.20

            PR #:  FY9508

            SCHEDULE:
                     SEP   22  29

            (MILES:  15,286  X  RATE:   0.258540)=
            PER TONS  :  $3,952.04  X  ACL: 90.0 =
            TRIP COST    $355,683.60

            Totals for trip(s)                                            2      TRIPS     $355,683.60   $711,367.20

NOTE:  Depart Friday at approximately 1600Z.





                                    B-0025

                                                     F1162694D0027      .P00001
                                   CAT B MIX


ITEM                                                                                         UNIT
 NO.        SUPPLIES/SERVICES                                           QTY     UNIT         PRICE          AMOUNT
- ---------------------------------------------------------------------------------------------------------------------
01031       CAT B ROUND TRIP
            CARRIER ID:  RIA    AIRCRAFT TYPE:  DC8

01031AA       KNGU - LERT - LICZ * HECA - OKBK - OBBI - OMFJ - OBBI     51      TRIPS     $177,681.74   $9,061,768.74
            - OKBK * HECA - LICZ - LERT - KNGU

            PR #:  FY9528

            ALTERNATE:
              KDOV - EDAF - LICZ * HECA - OKBK - OBBI - OMFJ - OBBI
            - OKBK * HECA - LICZ - EDAF - KDOV

            SCHEDULE:
                     OCT  13  20  27
                     NOV   3  10  17  24
                     DEC   1   8  15  22  29
                     JAN   5  12  19  26
                     FEB   2   9  16  23
                     MAR   2   9  16  23  30
                     APR   6  13  20  27
                     MAY   4  11  18  25
                     JUN   1   8  15  22  29
                     JUL   6  13  20  27
                     AUG   3  10  17  24  31
                     SEP   7  14  21  28

            (MILES:  16,690  X  RATE:   10.646000)=
            PER SEATS/TONS  :  $77,681.74  X  ACL:  1.0  =
            TRIP COST    $177,681.74

01031AD     Stop charges for Item 1031AA
            (QTY:  510  X  COST:  $1,449.00)=                           51      TRIPS     $14,490.00    $738,990.00
            TOTAL MISC EXPENSE:  $738,990.00

            Totals for trip(s)                                          51      TRIPS     $177,681.74   $9,800,758.74

     NOTE:  LOAD:  10 PALLETS AND 35 PAX
            CONTRACTOR WILL BE PAID $1,449.00 FOR EACH OF 10
            STOPS ON THIS ROUTE FOR A TOTAL OF $14,490.00 PER
            TRIP.

            CONTRACTOR WILL BE REIMBURSED FOR ACTUAL
            EUROCONTROL CHARGES AS A REIMBURSABLE EXPENSE.




                                    B-0026

                                                     F1162694D0027      .P00001
                                   CAT B PAX


ITEM                                                                                  UNIT
 NO.        SUPPLIES/SERVICES                                    QTY     UNIT         PRICE        AMOUNT
- --------------------------------------------------------------------------------------------------------------
01042       CAT B ROUND TRIP
            CARRIER ID:  WOA    AIRCRAFT TYPE:  DC10

01042AA       KPHL - LPLA - LIPA - LTAG - LIPA - LPLA - KPHL     13      TRIPS     $261,657.00   $3,401,541.00

            PR #:  FY9512

            ALTERNATE:
              KPHL - LPLA - LIPA - LTAF - LIPA - LPLA - KPHL

            SCHEDULE:
                     JUN   2   9  16  23  30
                     JUL   7  14  21  28
                     AUG   4  11  18  25

            (MILES:  11,900  X  RATE:   0.066630)=
            PER SEATS  :  $792.90  X  ACL:  330  =
            TRIP COST    $261,657.00

01042AC     EUROCONTROL for Item 01042AA                         13      TRIPS       $6,803.08      $88,440.04
            TRIP COST:  $261,657.00  X
            EUROCONTROL:  2.60%
            EUROCONTROL PER TRIPS:  $6,803.08

            Totals for trip(s)                                   13      TRIPS     $268,460.08   $3,489,981.04

     NOTE:  REQUIRE DIRECT SERVICE KPHL-LPLA AND LPLA-KPHL





                                    B-0027

PAGE>

                                                     F1162694D0027      .P00001
                                   CAT B PAX


ITEM                                                                              UNIT
 NO.        SUPPLIES/SERVICES                               QTY     UNIT          PRICE        AMOUNT
- ---------------------------------------------------------------------------------------------------------
01043       CAT B ROUND TRIP
            CARRIER ID:  WOA    AIRCRAFT TYPE:  DC10

01043AA       KPHL - LERT - LIRN - LICZ * HECA - OBBI       13      TRIPS     $335,316.30  $4,359,111.90
              * HECA - LICZ - LIRN - LERT - KPHL
            PR #:  FY9513

            SCHEDULE:
                     JUN   6  13  20  27
                     JUL   4  11  18  25
                     AUG   1   8  15  22  29

            (MILES:  15,250  X  RATE:   0.066630)=
            PER SEATS  :  $1,016.11  X  ACL:  330  =
            TRIP COST    $335,316.30

01043AC     EUROCONTROL for item 01043AA                    13      TRIPS       $8,718.22    $113,336.86
            TRIP COST:    $335,316.30  X
            EUROCONTROL:   2.60%
            EUROCONTROL PER TRIPS:  $8,718.22

            Totals for trip(s)                              13      TRIPS     $344,034.52  $4,472,448.76

NOTE:  MILEAGE OVERRIDE




                                    B-0028

                                            SOLICITATION NUMBER: F11626-94-R0001
                                                CONTRACT NUMBER: F11626-94-D0027
PART I - THE SCHEDULE

SECTION C - DESCRIPTION/SPECS/WORK STATEMENT

1.  GENERAL DESCRIPTION OF SERVICE

          a. Contractor shall provide international long and/or short range airlift services. Services are to include passenger, cargo and/or aeromedical transportation as stated in SECTION B and in accordance with the specifications set forth in Attachments 1 through 7, 9 through 11 and Exhibit A. Cargo (and/or baggage during CRAF operations) may include hazardous material classes 1 through 9 as defined in the International Air Transport Association Dangerous Goods Regulation. Passenger service shall in no event be less than that afforded economy class passengers, commensurate with customs, practices and standard procedures of particular airports and countries, and this contract.

          b. Contractor shall operate in accordance with Federal Aviation Administration (FAA) approved manuals, (applicable copies of which shall be aboard each aircraft), appropriate provisions of Federal Aviation Regulation
(FAR) 121, applicable International Civil Aviation Organization (ICAO) recommended practices and standard procedures, appropriate emergency response guidebook/manual, and this contract.

          c. The Contractor, in furnishing services hereunder shall provide, except as otherwise specifically set forth in the contract, all personnel, facilities, supplies, and equipment to support and perform air transportation services called for under this contract. Contractor shall be self-supporting at all bases of operation.

2.  CONTRACT REQUIREMENTS

          The contractor (or in the case of a Contractor Team Arrangement, the entity of the Contractor Team Arrangement operating the aircraft) shall conform and adhere to these requirements throughout the term of the contract:

          (1) Shall meet requirements set forth in AMC FARS 5352.247-1001 incorporated in Section H, paragraph 17.

          (2) Shall participate in the Civil Reserve Air Fleet (CRAF) Program and maintain a minimum of 30 percent of a contractor's passenger fleet or 15 percent of a contractor's cargo fleet in their wide-body equivalents. Contractor's operating both cargo and passenger aircraft must maintain their commitment in each type.

          (3) The Contractor shall provide and maintain a minimum of four qualified cockpit crews per aircraft as required by Attachment 9 of this contract, exclusive of those with Reserve or National Guard commitments, and material to enable at least 10 hours per day utilization of each aircraft as required in Attachment 9. Cockpit crew members must be US. citizens and eligible for a SECRET clearance. The Contractor shall submit a list of the names of the crew members within 15 days if requested by the Contracting Officer.

          (a) Contractors who do not have sufficient crews for all of their aircraft may arrange with other contractors for the necessary crews. Contractor may employ such crews on a full-time basis; however, arrangements could include standby or temporary crews as long as their names appear on the contractor's list of current and qualified crew members provided to the FAA.

          (b) In the event cockpit crews are obtained through contractual arrangement with another contractor, they must be US citizens and eligible for a Secret clearance. If during any period of contract performance, including activation of CRAF, the contractor for reasons beyond its control is unable to provide either the personnel or the material necessary to operate aircraft for a minimum of 10 hours per day, the contractor shall still be obligated to provide the aircraft listed on Attachment 8, and the Government shall have the

                                            SOLICITATION NUMBER: F11626-94-R0001
                                                CONTRACT NUMBER: F11626-94-D0027

right to operate such aircraft. The exercise of such right is contingent upon the provision by the Government of adequate financial protection to the contractor/carrier and any lessor(s). In such event, the compensation, which would otherwise be paid to the Contractor under the terms of this contract, shall be reduced by the amount which the Contracting Officer finds to represent the services and material not furnished by the Contractor, and related overhead and profit.

          (4) The Contractor shall at all times during the contract period, including any extension described elsewhere in the contract, maintain control over the aircraft listed on Attachment 8, to the extent necessary to assure the Contractor's ability to meet its guarantee under CRAF. The Contractor shall, at any time or times during the contract period, furnish to the Contracting Officer upon demand, evidence that demonstrates the required control of said aircraft. The Contractor shall not part with control of any aircraft accepted by AMC and listed on Attachment 8 unless the loss is beyond the control of the Contractor, such as aircraft accident, or the Contracting Officer, at his option, has agreed to the substitution of other acceptable CRAF aircraft, as appropriate, and has accomplished such substitution by contract modification. Examples of failure to maintain control within the intent of this paragraph are as follows; (1) failure to retain US registry, (2) leasing of aircraft to unapproved foreign contractors, (3) dry leasing of aircraft to US airlines or aircraft operators not possessing a temporary or permanent certificate issued by the DOT and, (4) removal of aircraft from active utilization (in storage, out of service, or parked) and not flyable for reasons other than maintenance, repair, or overhaul. Aircraft temporarily removed from active utilization that are mission capable within 24 hours are considered to meet the control requirements of this contract. The parties agree that failure of the Contractor to maintain control of any aircraft listed on Attachment 8, unless loss of the control is beyond the control of the Contractor, such as aircraft accident, or approved by the Contracting Officer, will constitute failure to have a currently existing capability to perform services called for, and will justify termination of this contract under the clause entitled "Default." In lieu of Default, the Government, at its option, may, by unilateral contract modification, reduce its purchase of airlift services for passengers or cargo, or both, during the remaining period of the contract by an amount equal to the award share for the remaining period of the contract attributable, under the formula used to determine the original contract award entitlement, to the aircraft removed from the AMC contract creditable mobilization base and deleted from Attachment 8. Nothing in this paragraph shall limit the right of the Contracting Officer to terminate this contract for cause for reasons other than failure to maintain control of the above mentioned aircraft.

          (5) Any non-certificated member of a Contractor Team Arrangement must be an indirect air carrier, exercising effective ownership or control of the aircraft.

          b. Contractors who are using Mobilization Value Points (MVPs) transferred from another carrier, as identified in Attachment 8A, must be qualified to participate in the CRAF Program and commit their own aircraft (e.g. at least 30 percent of a contractor's passenger fleet or 15 percent of a contractor's cargo fleet in wide-body equivalents. A contractor operating both passenger and cargo aircraft must commit the minimum from each type of aircraft.). The contractor must submit a Certificate of Use (as set forth below). The use of MVPs is solely for the transferee to increase its total MVPs for determining peacetime fixed and expansion business. MVPs that are transferred must remain so for the entire contract period, including any peacetime option exercises. Transferred MVPs cannot be redistributed during the contract period. In the event of CRAF activation, the MVPs will revert to the transferor for the entire period of the activation.

                               CERTIFICATE OF USE
                                       OF
                           MOBILIZATION VALUE POINTS

          I,      Vance Fort      (name),    Senior Vice President, Government
             ---------------------        ------------------------------------
and Legal Affairs  (title) for    World Airways, Inc.     (transferee) hereby
- -------------------             --------------------------
certify that on       11 MAY 94       (date),    American Airlines  (transferor)
                ----------------------        ----------------------
has authorized    World Airways, Inc.    (transferee) the use of
               -------------------------
143.9897(number) Mobilization Value Points for obtaining entitlement for the
- --------
FY95 contract, F116-94-D0027  The aircraft from which the MVPs were derived are
               -------------
as follows:

                                            SOLICITATION NUMBER: F11626-94-R0001
                                                CONTRACT NUMBER: F11626-94-D0027



 A/C TYPE & SER #    NUMBER OF MVPS
- -------------------  --------------

DC10-10/N126AA             2.547201
DC10-10/N127AA             2.547201
DC10-10/N128AA             2.547201
DC10-10/N129AA             2.547201
DC10-10/N130AA             2.547201
DC10-10/N131AA             2.547201
DC10-10/N132AA             2.547201
DC10-10/N133AA             2.547201
DC10-10/N134AA             2.547201
DC10-10/N135AA             2.547201
DC10-10/N166AA             2.547201
DC10-30/N137AA             9.651697
DC10-30/N143AA             9.651697
DC10-30/N144AA             4.770849
DC10-30/N163AA             4.770849
B767-200ER/N312AA          3.525911
B767-200ER/N313AA          3.525911
B767-200ER/N315AA          3.525911
B767-200ER/N316AA          3.525911
B767-200ER/N317AA          3.525911
B767-200ER/N321AA          3.525911
B767-200ER/N322AA          3.525911
B767-200ER/N323AA          3.525911
B767-200ER/N324AA          3.525911
B767-200ER/N325AA          3.525911
B767-200ER/N328AA          3.525911
B767-200ER/N329AA          3.525911
B767-200ER/N330AA          3.525911
B767-200ER/N332AA          3.525911
B767-200ER/N335AA          3.525911
B767-200ER/N336AA          3.525911
B767-200ER/N338AA          3.525911
B767-200ER/N373AA          3.525911
B767-200ER/N378AA          3.525911
B767-200ER/N379AA          3.525911
B767-200ER/N380AA          3.525911
B767-200ER/N368AA          4.433740
B767-200ER/N370AA          4.433740
B767-200ER/N372AA          4.433740

I further certify that:

          (1) Except as specified in the contract, the use of these points is irrevocable and is for the entire period of the FY95 contract to include any option exercised for peacetime business;

                                            SOLICITATION NUMBER: F11626-94-R0001
                                                CONTRACT NUMBER: F11626-94-D0027

          (2)    World Airways, Inc.  (transferee) is committing its own
               -----------------------
aircraft to the CRAF Program in the minimum amounts required to be a CRAF contractor (currently 30 percent of a contractor's passenger fleet or 15 percent of a contractor's cargo fleet in wide-body equivalents. A contractor operating both passenger and cargo aircraft must commit the minimum from each type of aircraft.) and is otherwise eligible to participate in these contracts.

                                       TRANSFEREE  World Airways, Inc.
                                                   ----------------------------
                                       SIGNATURE
                                                -------------------------------
                                       TITLE  SVP, Government and Legal Affairs
                                             ----------------------------------

                                       DATE OF EXECUTION  7/22/94
                                                          ------------




                               CERTIFICATE OF USE
                                       OF
                           MOBILIZATION VALUE POINTS

          I,  Vance Fort ,  Senior Vice President, Government and Legal Affairs
             ------------  -----------------------------------------------------
for   World Airways, Inc.      hereby certify that on 03 MAY 94,  Continental
     -------------------------                        ---------  ------------
Airlines (transferor) has authorized  World Airways, Inc.    (transferee) the
- ---------                            -----------------------
use of 127.4264 long range and 304.0 short range Mobilization Value Points for obtaining entitlement for the FY95 contract, F11626-94-D0027. The aircraft from which the MVPs were derived are as follows:

 A/C TYPE & SER #    NUMBER OF MVPS
- -------------------  --------------

LONG RANGE
 B747-100/N17010           7.170004
 B747-100/N17011           7.170004
 B747-200/N78019           15.84094
 B747-200/N33021           15.84094
 B747-200/N17025           7.920468
 DC10-10/N68041            2.353055
 DC10-10/N68042            2.353055
 DC10-10/N68043            2.353055
 DC10-10/N68044            2.353055
 DC10-10/N68046            2.353055
 DC10-10/N68047            2.353055
 DC10-30/N12061            5.936574
 DC10-30/N12064            5.936574
 DC10-30/N13066            5.936574
 DC10-30/N13067            5.936574
 DC10-30/N14062            5.936574
 DC10-30/N14063            5.936574
 DC10-30/N19072            5.936574
 DC10-30/N19073            5.936574
 DC10-30/N68060            5.936574
 DC10-30/N68065            5.936574

SHORT RANGE
 B727-200/N8885Z              12.67
 B727-200/N8886Z              12.67
 B727-200/N66734              12.67

                                            SOLICITATION NUMBER: F11626-94-R0001
                                                CONTRACT NUMBER: F11626-94-D0027

 B727-200/N69735              12.67
 B727-200/N69736              12.67
 B727-200/N93738              12.67
 B727-200/N69741              12.67
 B727-200/N79745              12.67
 B727-200/N79746              12.67
 B727-200/N79748              12.67
 B727-200/N79749              12.67
 B727-200/N79750              12.67
 B727-200/N73751              12.67
 B727-200/N76752              12.67
 B727-200/N79754              12.67
 B727-200/N511PE              12.67
 B727-200/N77780              12.67
 B727-200/N27783              12.67
 B727-200/N16784              12.67
 B727-200/N33785              12.67
 B727-200/N519PE              12.67
 B727-200/N10791              12.67
 B727-200/N232PE              12.67
 B727-200/N45793              12.67

I further certify that:

          (1) Except as specified in the contract, the use of these points is irrevocable and is for the entire period of the FY95 contract to include any option exercised for peacetime business;

          (2)    World Airways, Inc.  (transferee) is committing its own
               -----------------------
aircraft to the CRAF Program in the minimum amounts required to be a CRAF contractor (currently 30 percent of a contractor's passenger fleet or 15 percent of a contractor's cargo fleet in wide-body equivalents. A contractor operating both passenger and cargo aircraft must commit the minimum from each type of aircraft.) and is otherwise eligible to participate in these contracts.


                                       TRANSFEREE  World Airways, Inc.
                                                   ----------------------------
                                       SIGNATURE
                                                -------------------------------
                                       TITLE  SVP, Government and Legal Affairs
                                             ----------------------------------

                                       DATE OF EXECUTION  7/22/94
                                                          ----------------


                               CERTIFICATE OF USE
                                       OF
                           MOBILIZATION VALUE POINTS

          I, Vance Fort , Senior Vice President, Government and Legal Affairs
             -----------  ----------------------------------------------------
for  World Airways, Inc.     (transferee) hereby certify that on  04 MAY 94,
     ------------------------                                    ----------
USAIR (transferor) has authorized World Airways, Inc.    (transferee) the use of
- ------                            ----------------------
23.2695 Mobilization Value Points for obtaining entitlement for the FY95 F11626-94-D0027 contract. The aircraft from which the MVPs were derived are as follows:


 A/C TYPE & SER #    NUMBER OF MVPS
- -------------------  --------------

                                            SOLICITATION NUMBER: F11626-94-R0001
                                                CONTRACT NUMBER: F11626-94-D0027

B767-200ER/N645US            7.7565
B767-200ER/N646US            7.7565
B767-200ER/N653US            7.7565

I further certify that:

          (1) Except as specified in the contract, the use of these points is irrevocable and is for the entire period of the FY95 contract to include any option exercised for peacetime business;

          (2)    World Airways, Inc.  (transferee) is committing its own
               -----------------------
aircraft to the CRAF Program in the minimum amounts required to be a CRAF contractor (currently 30 percent of a contractor's passenger fleet or 15 percent of a contractor's cargo fleet in wide-body equivalents. A contractor operating both passenger and cargo aircraft must commit the minimum from each type of aircraft.) and is otherwise eligible to participate in these contracts.

                                       TRANSFEREE  World Airways, Inc.
                                                   ----------------------------
                                       SIGNATURE
                                                -------------------------------
                                       TITLE  SVP, Government and Legal Affairs
                                             ----------------------------------

                                       DATE OF EXECUTION  7/22/94
                                                          --------------------

                                            SOLICITATION NUMBER: F11626-94-R0001
                                                CONTRACT NUMBER: F11626-94-D0027


3.  MAINTENANCE

          a. The contractor shall furnish an aircraft for each flight capable of completing the flight without requiring regularly scheduled maintenance.

          b. No scheduled maintenance except en route or turnaround service and safety of flight items shall be accomplished at military installations under the terms of this contract except as otherwise authorized by the Administrative Contracting Officer (ACO) when deemed to be in the best interest of the Government. Request for performance of maintenance other than en route or turn-around servicing, shall be submitted to the Contract Administrator and the local Operations Center/Command Post. It shall be the responsibility of the Contractor to arrange for all scheduled aircraft maintenance and to provide for movement of aircraft to and from their selected maintenance activity without charge to the Government. Such movement to and from selected maintenance activity shall not become part of scheduled route operations. If any maintenance service is to be performed including en route, turnaround, safety of flight, or scheduled maintenance during ground time of aircraft, Contractor shall notify the local Operations Center/Command Post as follows:

          (1)  Specific type of maintenance to be performed;

          (2)  Anticipated duration;

          (3) Type of Government Furnished Service desired in conjunction with performance of the turnaround or en route maintenance service;

          (4) Any reimbursable support desired in conjunction with performance of the turnaround or en route maintenance service; and

          (5) Any change in status or type of work to be performed subsequent to initial notification to Operations Center/Command Post will be immediately communicated to the Operations Center/Command Post.

          c. The Operations Center/Command Post will coordinate the above information with Maintenance Control to assure proper spotting of the aircraft in relation to the degree of hazard associated with the maintenance work to be performed. Quality Assurance Evaluator (QAE) and any other interested base agencies will also be notified by the Operations Center/Command Post. Except as otherwise specified in the contract, no charge will be made for any Government furnished services required to perform en route turnaround maintenance checks and servicing. If any services or material are required to perform other than turnaround maintenance checks and servicing, such services or material will be provided on a reimbursable basis in accordance with Air Force Regulation (AFR) 55-20 and Air Force Manual (AFM) 67-1, Vol I, Part I, Chapter 10, SECTION O, Subsection 2. Requests for reimbursable services will be passed from the Operations Center/Command Post to the CONCOR who will arrange for performance of the required services. Contractor shall comply with the Air Force "Foreign Objects Damage Program" in accordance with AFR 66-33.

4.  AMC TACC OPERATIONS CENTERS

          AMC TACC Operations Centers are primarily concerned with mission monitoring/status and only under cases of extreme emergency will guidance be provided by the Operations Center as it pertains to mission accomplishment. All other problems shall be directed to the ACO or appropriate Contract Administrator for resolution.

5.  SPECIAL ASSIGNMENT AIRLIFT MISSIONS or EXERCISE MISSIONS

          When positioning at the initial on-load station for a Special Assignment Airlift Mission (SAAM) or Exercise mission, the contractor shall provide the AMC mission identifier, aircraft tail number, and ETA to the cognizant division within the AMC/TACC Operations Center. This information shall be reported as soon as the aircraft departs the last station prior to positioning at the on-load station originating the SAAM or Exercise

                                            SOLICITATION NUMBER: F11626-94-R0001
                                                CONTRACT NUMBER: F11626-94-D0027

mission. If a mission will be delayed beyond the scheduled or contractual positioning time, contractor shall report the cause for delay and the estimated revised ETA to the cognizant division within HQ AMC/TACC Operations Center.

6.  UNLAWFUL SEIZURE

          The Contractor, in performance of this contract, shall have established a program to prevent unlawful seizure of aircraft. At airports, bases, and air terminals where there is a Air Mobility Command (AMC) presence or where US forces are present and responsible for deployment/redeployment of forces, the military will be responsible for security processing of passengers
at on/off load.   At en route/technical stops and at locations where there is no
AMC or military presence, security processing of passengers shall be the responsibility of the contractor. At these locations, the Contractor shall satisfy the requirements of the FAA security program for scheduled/charter operations in commercial service. Contractor shall establish procedures for off-load of baggage of gate "No Show" passengers unless that baggage has received customs preclearance. Copies of the Contractor's program shall be furnished to the Administrative Contracting Officer (ACO) upon request.


7.  UNUSUAL WEATHER CONDITIONS

          a. Contract missions will be permitted into military stations under either actual or forecast typhoon/hurricane condition I or II, provided such flights are conducted in accordance with Federal Aviation Regulation's applicable provisions of the USAF Foreign Clearance Guide, regulations of the foreign country in which the station is located, and have the approval of the departure and destination station AMC commander (base commander where there is no AMC commander). This approval must be obtained prior to originating each flight segment entering the above forecast conditions. There are no restrictions relative to actual or forecast typhoon condition III or IV.

          b. Whenever possible, every effort should be made to delay a civil mission at the originating station in instances when severe weather (for example, a typhoon) is forecast for the terminating station, rather than permit the mission to proceed to an en route station and then be delayed.

8.  AIR ROUTE TRAFFIC CONTROL CLEARANCE OF AIRCRAFT

          a. The Contractor shall use the appropriate FAA or ICAO clearance form when clearing aircraft from civil airports. When clearing from military installations, DD Form 175, Military Flight Plan, or appropriate FAA or ICAO clearance form may be used. Civil aircraft commanders are vested with self-clearance authority; therefore, military clearance officers are not required to sign clearance.

          b. The DD Form 2401, Civil Aircraft Landing Permit, issued to the AMC contract carriers constitutes prior approval for landings at AF bases only while performing bona fide US Government AMC contract missions. Commanders are authorized to impose a penalty landing fee for any aircraft which lands at an AF base without prior authority (a valid DD Form 2401) except for bona fide emergency landings. Unauthorized landings constitute a violation and the base commander will take action in accordance with AFR 55-20, Use of United States Air Force Installations by Other Than United States Department of Defense Aircraft.

9.  FLYING IN CONTROLLED AIRSPACE

          All contract flights shall fly over established airways, domestic or international, and in controlled airspace. Exception may be made to this requirement where it is impractical to follow airways or fly in controlled airspace, provided airways are intersected at the first practical point and departed at the last practical radio navigational fix near destination, or when area control or established airways do not exist within a flight information region. Economic considerations will not justify deviation from this procedure.

10.  BLUE BARK PASSENGER/CARGO

                                            SOLICITATION NUMBER: F11626-94-R0001
                                                CONTRACT NUMBER: F11626-94-D0027

          Occasionally survivors of deceased military or civilian personnel of the DOD are carried on contract missions. The code name assigned by AMC to these passengers is BLUE BARK. The originating station Quality Assurance Evaluator (QAE) will tell the local contractor representative of the names of the BLUE BARK passengers on board. The contractor shall ensure that these passengers are afforded the utmost courtesy throughout their trip. When such passengers are terminating at a civil airport the contractor shall notify the QAE at the nearest AMC terminal. The QAE will make sure that proper onward handling is provided. Cargo accompanied by a BLUE BARK Passenger at the civil airport normally is accepted from the Government at plane side and delivered to the Government at plane side, unless directed by special contract provisions requiring pickup and delivery at a particular location.

11.  SCHEDULED TRAFFIC STOPS/OPERATIONAL STOPS

          a. A scheduled traffic stop is a military required stop and scheduled arrival/departure time must be met by the contractor.

          b. An operational stop is one made by the contractor for their own convenience. At such stops, the contractor has the right to depart the aircraft upon completion of its own required ground operations. The Government may on/off-load passengers or cargo at operational stops if this does not interfere with the contractor's ground operations or delay their departure. Even though operational stops are reflected in the published schedule, the contractor may overfly such stops and AMC may not force the contractor to land at such stations for the purpose of on/off-loading traffic. Special care must be taken to make sure any off-load or on-load of passengers at operational stops do not conflict with the diplomatic clearance or customs required of the country involved.

12.  UNAUTHORIZED TRANSPORT OF PERSONNEL ON FERRY SEGMENTS

          Under provisions of the AMC airlift service contracts only those Government personnel traveling for contract administration purposes are authorized transportation on the ferry segments of AMC contract flights.

13.  ROUTE SUPPORT

          a. Where support items or personnel are required for performance of this contract, the contractor, with ACO approval, may transport route support items and personnel, including support for aircraft not operationally ready, in belly compartments, in any space available on a ferry segment of any trip, and in unused guaranteed standard ACL space which may exist due to nongeneration of Government traffic. However, in any such case, authorized by the ACO, any passengers and/or cargo displaced by said route support will result in appropriate reduction in payment to the contractor for such flight in accordance with the terms of Section G, para 11.b. Deficit Traffic. The contractor will not be charged for use of Government 463L pallets nor for on/off-loading services in connection with moving route support cargo. Route support personnel are employed by the contractor for route support and are required for performance of this contract.

          b. A request received by the contractor for transportation of route support cargo for other AMC contractors will be referred to the ACO, who may, at his/her discretion, permit such transportation.

          c. Contractor requests for transportation of route support personnel or equipment on military and all AMC contract aircraft shall be referred to the ACO. The ACO will, in his/her sole discretion, decide whether or not to permit such transportation.

          d. The contractor route support items including the baggage of the crews shall be stowed aboard the aircraft in a place that will not restrict or impede the immediate off-load at destination points of cargo and/or the personal baggage of passengers. The contractor's crew members shall not transport motorized cycles or like equipment on passenger flights.

                                            SOLICITATION NUMBER: F11626-94-R0001
                                                CONTRACT NUMBER: F11626-94-D0027


14.  REFERENCED PUBLICATIONS AND FORMS

          Publications and forms referenced in this contract are listed in Atch 10.

15.  CONTRACTOR TEAM ARRANGEMENT

          The term Contractor Team Arrangement as used in this contract includes any and all permissible team arrangements identified in the Federal Acquisition Regulation and supplements thereto. Any teaming arrangements proposed for fulfillment of the requirements of this contract are subject to approval by the Government. All teaming arrangements must be documented and defined in a teaming arrangement agreement or similar document which defines the roles, responsibilities, and relationships of the parties thereto. All agreements must be signed by all parties thereto.


16.  AIRFIELD RESTRICTIONS/SPECIAL AIRFIELDS

          a. Air carriers are reminded that restrictions exist at military and commercial airfields worldwide. Department of Defense (DoD) restrictions are listed in the Air Mobility Command (AMC) publication entitled "Summary of Airfield Restrictions." This publication can be obtained by contacting the following office:

HQ AMC/XOVT
402 SCOTT DRIVE, UNIT 3A1
SCOTT AFB, IL 62225-5302
TELEPHONE:  618/256-4508/3112
FAX:  618/256-5692

          b. In addition to airfields listed with restrictions, certain airfields are identified as "special airports" that have unique hazards and operating procedures requiring special training, increased awareness, and familiarity on the part of air crews. Just as the FAA-designated "special airports" are listed in the FAA Circular 121-455-1D, DoD also list "special airports/airfields" in the above AMC publication requiring training, awareness and familiarity.

          c. This contract requires that at least one pilot member of an air crew, operating a DoD mission into a FAA or DoD-designated special airport/airfield, shall have performed pilot duties to that airport within the past 6 months or reviewed a FAA-accepted pictorial detailing the appropriate airfield hazards within 30 days prior to performing the DoD mission. NOTE: At Guantanamo Bay NAS, Cuba, DoD missions performed by commercial air carriers in approach Category C and above are restricted to landing on Runway 28, daylight only.

          d. Air carriers shall insure that air crews are adequately briefed on all restrictions at applicable airfields (including "special airport/airfields"). and properly trained before performing any DoD mission into these airfields.

                                             SOLICITAION NUMBER: F11626-94-ROOO1
                                                CONTRACT NUMBER: F11626-94-D0027

PART I - THE SCHEDULE

SECTION E - INSPECTION AND ACCEPTANCE

1.  The following clauses are incorporated by reference:

FAR
NUMBER                    CLAUSE TITLE                    DATE

52.246-4          INSPECTION OF SERVICES--FIXED PRICE     FEB 1992

DEFENSE
FAR SUP                       CLAUSE TITLE                DATE

252.246-7000    MATERIAL INSPECTION AND RECEIVING REPORT  DEC 1991

2.  INSPECTION AND ACCEPTANCE OF SERVICES

            a. Government inspection and acceptance of services under this contract will be accomplished at the aerial port of debarkation (APOD) by an authorized Government representative. The AMC Form 8, Civil Aircraft Certificate, or DD Form 250 is the document used for certifying transportation services rendered by the Contractor pursuant to the terms of this contract.

          b. The Air Mobility Command (AMC) reserves the right to inspect, conduct onsite capability surveys, perform ramp inspections, conduct cockpit observation flights, and initiate performance evaluations of the Contractor during all phases of this contract.

                                            SOLICITATION NUMBER: F11626-94-R0001
                                                CONTRACT NUMBER: F11626-94-D0027

PART I - THE SCHEDULE

SECTION F - DELIVERIES OR PERFORMANCE

1.  PERIOD OF PERFORMANCE

          a. Performance of this contract shall begin 01 October 1994, or the date of award, whichever occurs later. It shall continue through 30 September 1995 unless sooner terminated or extended by the Government under the provisions of this contract. All flights in progress at midnight of the last day of the contract shall not be affected by the expiration of this contract.

          b. If, during the period of this contract including any extension pursuant to this paragraph, the Government gives notice to the Contractor of the declaration of an airlift emergency or national emergency, or of the activation of CRAF, as described in Attachment 9, the parties agree that the giving of such notice will extend this contract for the purpose of permitting the Government to order additional airlift services throughout the period of the emergency, and/or extend the Contractor's commitment to the CRAF program for the entire period of CRAF activation, and for up to six months thereafter.

2.  SCHEDULES - CATEGORY "B"

          a. For the purposes of this paragraph "Schedules" shall mean the detailed arrangements regarding the days and time of day of the flight operations required to perform the air transportation services called for under this contract. To the extent such schedules are not specified in this contract, they shall be established by agreement between the Contractor and the ACO or the contracting officer's representative (COR) in accordance with the provisions of this paragraph. Scheduling for CAT B will be done at TACC/DOO.

          b.   Schedule Formation and Coordination.

                 (1)  Category B Cargo trips on fixed buy.

          AMC will provide proposed schedules for contractor coordination not later than 30 calendar days prior to the month of operation. Contractor shall provide in writing the following, to TACC/DOO, within three (3) working days after verbal or other notification of the proposed AMC schedule;

          (a)  confirmation of proposed schedule; or

          (b)  a proposed alternative schedule.

                 (2)  Category B Passenger trips on fixed buy.

          AMC will provide proposed schedules for contractor coordination not later than 120 calendar days prior to the month of operation. Contractor shall provide in writing the following, to TACC/DOO, within three (3) working days after verbal or other notification of the proposed AMC schedule;

          (a)  confirmation of proposed schedule; or

          (b)  a proposed alternative schedule.


                 (3)  Category B Expansion Requirements.

                                            SOLICITATION NUMBER: F11626-94-R0001
                                                CONTRACT NUMBER: F11626-94-D0027

          All trips ordered under peacetime expansion provisions will be scheduled no later than 72 hours after notice of order; require confirmation within 24 hours, and will be ordered in accordance with SECTION G.

          c. Schedules may be revised upon request of either the Government or the contractor, provided the requester provides notice a minimum of 12 hours prior to the scheduled departure of the trip involved and the requested change is mutually agreed upon.

3.  SCHEDULES-SCHEDULED SERVICE CARGO-CATEGORY "A"

The government will notify the contractor of scheduled service, CAT "A" cargo for medical supplies (MEDEX) and Air Line of communications (ALOC) requirements via telephone or otherwise. Each shipment will be assigned an individual Government Bill of Lading (GBL) number.

4.  TRIP CANCELLATION -CATEGORY B (Peacetime)

          a. General. The Contracting Officer may unilaterally cancel an occasional mission, provided notification is given the Contractor. Any verbal notification will be confirmed in writing. Large scale cancellations or long term reduction of requirements will not normally be covered by this paragraph. Any reference to days in this clause means a continuous 24-hour period. All "days" in this clause refer to "calendar days".

          (1) A cancellation charge will be paid on missions canceled with notification given within the timeframes noted below. (Times are all prior to scheduled departure.) The cancellation charge will be applied to the trip price for the route segment only (ferry, Eurocontrol surcharge or any other additional charges will not be included). The charges are as follows:

            a.  Seven days or less:

                 Passenger -- 31.8%
                 Cargo -- 31.6%

            b.  8 to 14 days:

                 Passenger -- 19.8%
                 Cargo -- 21.8%

            c.  15 to 30 days:

                 Passenger -- 11.3%
                 Cargo -- 10.2%

            d.  31 to 45 days: Passenger -- 7%

                 31 to 75 days: Cargo -- 7%

            e.  Beyond 45 days: Passenger -- 0.0%

                 Beyond 75 days: Cargo -- 0.0%

          (2) Missions bought less than 14 days prior to the operating date and subsequently canceled will be paid a cancellation charge of 19.8% for passenger and 21.8 % for cargo.

          (3). Contractor may elect to accept replacement missions in lieu of cancellation charge.

     b.  No Cost Cancellations

                                            SOLICITATION NUMBER: F11626-94-R0001
                                                CONTRACT NUMBER: F11626-94-D0027

          (1) The Government will accrue one no-cost cancellation per quarter (ending Dec, Mar., Jun., and Sep.) from all contractors (in the event of a teaming arrangement, each individual member of the team) who have operated 30 or more missions during the previous quarter (maximum 4 per contract period).
These no-cost cancellations may be applied to either basic or expansion buys.

          (2) No-cost cancellations may be used by the Government in lieu of paying a cancellation charge for missions canceled with at least 7 days notice and can be used at any time during the contract periods. If a mission is canceled with less than 7 days notice, the application of a no-cost cancellation is subject to mutual agreement.

          (3) No-cost cancellations will not be carried over from the current contract to the next contract.

5.  DIVERSIONS AND REROUTES - CATEGORY B MISSIONS ONLY

     a. Diversions: The en route rerouting of a trip due to hostilities, weather, medical emergency or natural disaster, constitutes a diversion. Both the Government and the contractor have the right to divert any trip for these reasons. The Contractor shall be paid the AMC rate for Government directed diversions.

     b. Reroute: The changing of a trip's route to other than that which is specified in SECTION B or in a Delivery Order. The Contractor grants the Government the right to reroute trips, subject to mutual agreement of the parties. Contractor shall be paid at the AMC rate for the reroute trip using Great Circle Statute Miles from airport to airport, for mileage computation.

6.  CATEGORY B MISSION POSITIONING - PEACETIME

     a. Aircraft must be positioned at the originating station prior to scheduled departure as indicated below. Positioning of an aircraft means the placing of an aircraft at a specific departure point. Complete crew must be available at the aircraft not less than one hour prior to scheduled departure time. (Pilot crew members may be in operations preparing flight plans, receiving weather briefing, etc., provided they comply with company Operations Manuals.) EARLY POSITIONING IS NOT AUTHORIZED UNLESS PRIOR COORDINATION AND APPROVAL HAS BEEN OBTAINED.

          (1)  Cargo Missions:

          Palletized Loading             Bulk Loading and Rolling Stock

          1-13 pallets - 2 hours          1-25 ton ACL - 4 hours
          14-18 pallets - 2 1/2 hours     26 or more tons ACL - 5 hours
          19 or more pallets - 4 hours

At stations where concurrent loading and servicing is not authorized, 1 hour will be added to the required positioning times. When the Government requires an aircraft to be bulk loaded, the Government will notify the Contractor 24 hours in advance of scheduled departure time and the schedule will be revised to provide adequate time for loading and unloading. NOTE: See Attachment 1, paragraph 2.5.7 for baggage off-loading times.

          (2) Mixed Missions:  2 hours

              (3) Passenger Missions:
              ----------------------

          250 or less ACL - 2 hours
          251 or more ACL - 3 hours

     b. Ground times for passenger or cargo missions at en route stations shall be as follows:

                                            SOLICITATION NUMBER: F11626-94-R0001
                                                CONTRACT NUMBER: F11626-94-D0027


              (1)  Operational Stops - Not in excess of 2 hours.
              ----------------------

              (2)  Traffic Stops - Minimum of 1 1/2 hours and a maximum of 3
              ------------------
hours.

          NOTE: See Attachment 1, paragraph 2.5.7 for baggage off-loading times.

       c.  Ground times at turnaround stations of round trip missions shall be
       -----------------------------------------------------------------------
as follows:
- -------------

          (1)  Cargo Missions:

          1-13 pallets - 2 1/2 hours

          14-18 pallets - 3 hours

          19 or more pallets - 5 hours

          (2)  Passenger Missions:

          250 or less ACL - 3 1/2 hours

          251 or more ACL - 4 1/2 hours

     d. Off-loading times at destination (terminating) station, including aircraft servicing time, shall be as follows:

          (1)  Cargo Missions:

          Palletized Loading                 Bulk Loading and Rolling Stock

          1-7 pallets - 45 minutes           1-25 tons - 2 hours
          8-13 pallets - 1 hour              26 or more tons - 3 hours

          14-18 pallets - 1 hour, 15 minutes
          19 or more pallets - 3 hours

          (2)  Passenger Missions:

          250 or less ACL - 2 hours

          251 or more ACL - 3 hours

          NOTE: See Attachment 1, paragraph 2.5.7 for baggage off-loading times.

     e. Contractor shall adhere to operating hour restrictions at all stations transited.

7.  GOVERNMENT CONTROLLABLE DELAYS - CAT B CARGO (DEMURRAGE)

Compensation will accrue to the contractor for departure delays of more than 3 hours beyond the scheduled block time on completed cargo missions when delay is Government controllable. Demurrage charges are limited to delays in loading or unloading but exclude delays due to damage resulting from the negligence of government personnel. The compensation will be as set forth in SECTION B. Delays due to Act of God, ATC or contractor controllable reasons will not be compensated. Demurrage applies to peacetime business only.

                                            SOLICITATION NUMBER: F11626-94-R0001
                                                CONTRACT NUMBER: F11626-94-D0027

EXAMPLE:

  B747 cargo aircraft is scheduled to depart at 0700. Departure is delayed due to a broken K-loader until 1140 (4 hours 40 minutes Government controlled delay). Contractor is entitled to demurrage payment of $2492. (1 hour 40 minutes rounded to the next whole hour compensable).

                                            SOLICITATION NUMBER: F11626-94-R0001
                                                CONTRACT NUMBER: F11626-94-D0027


PART I - THE SCHEDULE

SECTION G - CONTRACT ADMINISTRATION DATA

1.  EXPANSION ALLOCATION

     a. Entitlement will be calculated in the same manner as calculated for the fixed, peacetime airlift award and described in paragraph b, below. The sub-categories are described in (1) below. Teaming Arrangements (TAs) are to be aware that when two entities of a TA make an acceptable offer under expansion business, the TA agent will be asked to make the decision which contractor will perform the mission. Factors used to determine the acceptability of an offer include aircraft type, aircraft weight capacity, date of availability and total cost. The Contracting Officer will determine which offers are acceptable based on entitlement and suitability of aircraft meeting the requirement. For example, there is a SAAM requirement for 350 pax and offers are received from a B747 at the ACL of 400 and a DC10-30 that is capable of carrying the full requirement (paid at 330 according to the AMC Uniform Rates and Rules). Since the requirement does not fall within the Standard ACL ranges, suitability of the aircraft and type of requirement will be the determining factor for award.

(1)  Passenger:                                Cargo:

                               Wide Body -     Wide Body -      Wide Body -
Wide Body - 1(PWB1)              2(PWB2)       1(CWB1)          2(CWB2)
- ---------------------------  ---------------   --------------   --------------

 B747                        DC10-30           B747             DC10-30
 MD11                        DC10-10                            MD-11
                             L1011

     Narrow body aircraft, combination aircraft, short-range aircraft and Category A cargo do not have subcategories.

     b. Ordering of expansion business will be allocated monthly based on entitlement calculated by dividing each carrier's mobilization points by the total points of all carriers offering in a category. Entitled long-range carriers mobilization points will be recalculated six months after contract start date, to include any additional aircraft added to the CRAF . These percentages are calculated for every category. Long range carriers who are awarded a contract for offering to Stages I, II and III after closing of the Request for Proposal (RFP) will only be considered for business after entitled carriers decline the business until the next recalculation of MV points, which will be recomputed at the beginning of each quarter (October, January, April, July). Short range carriers offering to Stages II and III after closing of the RFP will be considered for expansion business only after entitled carriers decline the business until the next recalculation of MV points at the beginning of each quarter (October, January, April, July). If more than one nonentitled carrier offers on expansion business, award will be made to the carrier who has committed the most aircraft in wide body equivalents or B727 equivalents to the CRAF. The MV points will be recalculated at the beginning of each quarter to adjust for expansion business entitlement for any new carriers or additional aircraft commitments by current contractors. Recalculated entitlement percentages will be utilized on expansion business only. Entitlement not used in one month may not be carried over to a future month. If a contractor does not operate in a particular category, the entitlement is distributed among those contractors who offer. Such service shall be ordered in accordance with the procedures set forth in this SECTION. The Government is not undertaking any obligation to issue orders for services and will issue such orders only when it is considered in the best interest of the Government. The Government may from time to time purchase services to be performed by aircraft other than those specified herein. Aircraft must meet all other terms and conditions outlined elsewhere in this contract.

2.  DELIVERY ORDERS

     a. The Government will request and contractors shall submit offers for expansion airlift via the electronic, coded bulletin board or telefax. An offer submitted via the bulletin board or telefax is considered a firm offer that, when accepted by the government, becomes binding. Issuance of a delivery order (DD Form 1155) serves as

                                            SOLICITATION NUMBER: F11626-94-R0001
                                                CONTRACT NUMBER: F11626-94-D0027


government acceptance of the contractor's offer. Delivery orders shall set forth
(1) the services being ordered, (2) performance date, (3) price, (4) fund cite, and (5) any other pertinent information. In emergencies, offers may be requested, submitted, and accepted by telephone or telefax. Contractors shall confirm telephone offers in writing (by bulletin board or telefax) within 24 hours. The government will issue a delivery order confirming emergency orders. An executed copy of each delivery order will be mailed to the contractor.

3.  RECEIPT FOR SERVICES PERFORMED

     a. An AMC Form 8 will be issued for each Category (CAT)-B mission to be performed under this contract. This document will be used for payment purposes as well as certifying the transportation services rendered by the Contractor pursuant to the terms of this contract. The AMC Form 8 will be prepared and appropriate remarks entered at each station by the Government. The Government will provide the Contractor representative the AMC Form 8 who, in-turn, shall be responsible for insuring that it is aboard the aircraft from origin to final destination of the mission. At final destination station, the Contractor's representative shall sign the AMC Form 8 certifying that the services were performed in accordance with the contract. The Government representative at final destination will retain one copy of the AMC Form 8 to be mailed to HQ AMC/XOKMA, 402 Scott Dr Unit 3A1, Scott AFB IL 62225-5302. The original and one copy will be returned to the Contractor's representative. The contractor shall be responsible to provide a completed copy of the AMC Form 8 with submission of the payment voucher.

     b. CAT A Cargo. A DD Form 250 will be issued by the Quality Assurance Evaluator (QAE), indicating the amount of CAT A cargo moved by flight number/date. The frequency of issue of the DD Form 250 will be as mutually agreed between the Government and the Contractor. Sufficient copies of the DD Form 250 with waybills will accompany the shipment to the receiving activity. Upon receipt of the Scheduled Service (CAT-A) cargo at the destination, an authorized Government representative will sign/date in Item 22 of the DD Form 250 to verify acceptance of the shipment. The Contractor shall attach two copies of the DD Form 250 and applicable waybills to his billing and submit them to HQ AMC/XOKM, 402 Scott Dr Unit 3A1, Scott AFB IL 62225-5302 for payment. Authorization for payment of CAT A cargo shipment requires that the signed/accepted DD Form 250 is received by HQ AMC/XOKM.

     c. Pacific Stars and Stripes payment procedures follow those established in paragraph b. above for CAT A cargo. The actual pounds shipped are identified on the DD Form 250 which is prepared and certified by the Director of Logistics at Pacific Stars and Stripes.

4.  ADDRESS TO MAIL PAYMENT
- -

Offeror should indicate below the address to which payments should be mailed if such address is different than that shown on the solicitation, offer, and award form.



          NAME  WOA/EIA/RIA/EME/SCX
                -------------------

          ADDRESS  c/o The Boatmen's National Bank; LB ID #700005, PO Box 501
                   ----------------------------------------------------------

          CITY/STATE/ZIP  Scott AFB, IL 62225
                          -------------------


5.  ELECTRONIC FUNDS TRANSFER

A payment to the contractor by the government may be accomplished by the electronic transfer of funds directly into a designated bank account. Offer should indicate below the account to which payments should be transferred if such service is desired.

                                            SOLICITATION NUMBER: F11626-94-R0001
                                                CONTRACT NUMBER: F11626-94-D0027


     NAME OF BANK______________________________

     NAME OF ACCOUNT___________________________

     ACCOUNT NUMBER_____________________________

     ABA (ROUTING ) NUMBER_________________________

6.  PAYMENT FOR CONTRACT SERVICES

     a. General. Public Voucher for Transportation Services (SF Form 1113) may be ordered from Superintendent of Documents, US. Government Printing Office, Washington DC. 20402, (202) 783-3238.

     b. CAT-B (Full Plane Load) Charter Movements - Passenger and Cargo Transportation. Contractor shall submit the SF 1113, original and two copies, along with the AMC Form 8, Civil Aircraft Certificate, directly to DAO-DE AMC/FS, 402 Scott Dr Unit 1K1, Scott AFB IL 62225-5311, reflecting the below listed information. No more than one month's service will be submitted on a single SF 1113.

          (1) Contract/Delivery Order Number (Example: F11626-90-D0001/D.O. 6001/Item 1).

          (2)  Mission number, as applicable, routing and date.

          (3)  Price per passenger/ton and per trip.

          (4)  Ferry charge per trip, as applicable.

          (5)  Eurocontrol per trip, as applicable.

          (6) Total price per passenger/cargo trip (Trip price plus any applicable Ferry and/or Eurocontrol).

          (7) Applicable International Air Transportation Taxes, Federal US Transportation Taxes (Public Law 97-248), Customs, and Immigration charges, Passenger Facility Charge Imposed by Commercial Airport approved by the FAA under the Aviation Safety and Capacity Expansion Act of 1990 and Federal Inspection Service fees.

          (8) A certification of actual ferry routing and mileage for all ferry except for round trips where the ferry mileage is between the originating station and the terminating station. Ferry certification shall include aircraft tail number, ferry routing as flown, actual miles flown, and certifying signature. Contractor shall be paid either the contracted ferry miles or actual ferry miles flown, whichever is less.

     c. CAT A cargo (Less than Plane Load) Movement. Contractor shall submit the SF 1113, original and two copies along with the DD Form 250, or GBL for MEDEX and ALOC movements, directly to HQ AMC/XOKM, 402 Scott Dr, Unit 3A1, Scott AFB IL 62225-5302, reflecting the below listed information. No more than 1 month's service will be submitted on a single SF 1113.

          (1)  Identify as "CAT A cargo".

          (2)  Contract/Delivery Order Number

          (3)  Period of Performance (Month and Year).

                                            SOLICITATION NUMBER: F11626-94-R0001
                                                CONTRACT NUMBER: F11626-94-D0027


          (4) Subtotals for each of the following: Pallets/Tons, customs, and Agricultural Fees.

          (5) Support documentation attached to SF 1113 shall include the contractor's name and contract number; period of performance (month and year); call number; number of pallets and pounds or per pallet or pound rate and extended price; and calculation for fee(s).

          (6) Medical supplies (MEDEX) and Air Line of Communications (ALOC) scheduled service (CAT A) cargo. A US Government Bill of Lading (GBL), SF 1103, will be completed at the originating location. The GBL shall annotate the contractors name, the contract number, date of shipment, destination of cargo, weight, and quantity of pallets, and Transportation Control Numbers (TCN). This document will be used for certifying services rendered by the contractor. The GBL will be certified by signature of an authorized government representative at the receiving activity in Block 18 and returned with the contractor's agent. The original certified GBL shall be submitted to the following address:

                DAO-DEAMC/FS
                402 Scott Drive Unit 1K1
                Scott AFB, Illinois 62225-5311

7.  PAYMENT OF LANDING AND PARKING FEES

     a. The Contractor shall pay all required airport service fees and charges; such fees and charges are not reimbursable (see subparagraph b, below, for special additional requirements for Rhein-Main AB, Germany, herein). The fees/charges include landing and parking fees at airports that the Contractor operates to/from or transits in the performance of AMC contract flights, both domestic and international.

     b. To confirm payment of landing and parking fees at Rhein-Main AB, Germany, the following procedures have been agreed to between HQ USAFE, Ministry of Finance, Office of Defense Costs, Federal Republic of Germany (FRG), Federal Ministry of Finance, Bonn, and the 435th Military Airlift Wing (435 MAW), Rhein-Main AB, Germany:

          (1) Contractors operating CAT-B missions into Frankfurt/Rhein-Main AB GE, shall forward copies 2 and 3 of their invoices to OL-A, DET 4, AMCOS, APO New York 09097-5000, within 10 calendar days after payment is made, but not later than 30 calendar days after landing. The paid invoices shall be certified and show the applicable AMC mission number.

          (2) If the Contractor is unable to furnish both a second and third invoice copy, the third copy and a reproduced second copy will be satisfactory.

          (3) Invoices shall be accompanied by a cover sheet identifying the AMC CAT-B flights by mission number.

8.  AIR FORCE ADMINISTRATIVE CONTRACTING OFFICE (ACO)

The ACO for this contract is:



     Bob Simpson or Olivia Hitsman    Telephone: (618)256-5771
                                      FAX:  (618)256-2804

     HQ AMC/XOKM
     402 Scott Dr., Unit 3A1          Western Union:442474
     Scott AFB IL  62225-5302         Passenger Reservation Center

                                            SOLICITATION NUMBER: F11626-94-R0001
                                                CONTRACT NUMBER: F11626-94-D0027


9.  SCHEDULE RELIABILITY - CAT-B MISSIONS ONLY

     a. The Contractor's schedule reliability rate shall be computed for a three-month period by subtracting the total number of Contractor-controllable delays during the 3-month period from the Contractor's total number of scheduled originating and turnaround station departures in that 3-month period, and dividing the remainder by the Contractor's total number of scheduled originating and turnaround station departures for the period. In the event a Contractor had a CRAF contract the previous year, the schedule reliability for the final 2 months of the previous year will be used in determining schedule reliability for the first 2 months of this contract. This reliability rate computation shall be made as of 2400 hours GMT on the last day of each calendar month. The originating station is defined as the initial on-load station of a mission. The turnaround station is defined as that station of a round-trip mission where the mission number changes, or initial backhaul on-load station of a round-trip SPECIAL ASSIGNMENT AIRLIFT MISSION (SAAM).

     b. The schedule reliability rate, which is based on the combination of total departures in both 21 AF and 15 AF, may be measured and enforced in three ways, and each carrier performing hereunder is obligated to meet the standard in each of those ways. First, the requirement applies to all service performed under this contract by any one carrier. Second, in the event of a Contractor Team Arrangement , the reliability requirement applies also to the aggregate performance under the contract by all members of the Contractor Team Arrangement. (Each member of the Contractor Team Arrangement bears joint and severable liability for failure of either the Contractor Team Arrangement in the aggregate, or its individual carrier members performing hereunder, to meet the schedule reliability requirement.) Third, for each carrier performing under this contract, as part of a Contractor Team Arrangement, the requirement applies in the aggregate to all service performed by that carrier under its CRAF contract with AMC.

     c. A delay shall be deemed to have occurred at the originating or turnaround station if the Contractor's aircraft departs the blocks more than 20 minutes after the scheduled departure time. The scheduled departure time shall be as established pursuant to SECTION F, paragraphs entitled "Schedules" and "CAT-B Mission Positioning", and published in the Operations Bulletin as amended by scheduling messages; the scheduled departure time at turnaround stations shall be subject to revision as herein- after provided. A delay at originating and turnaround stations, caused by factors beyond the control and without the fault or negligence of the Contractor, shall be considered as Contractor-uncontrollable; a delay for any other reason shall be considered Contractor-controllable. The Contractor-uncontrollable delay time experienced at the originating and en route stations on a mission shall be added to the scheduled departure time at the turnaround station for purposes of determining the scheduled departure time at the turnaround station on that mission. Additionally, if missions are scheduled back-to-back with an aircraft that experienced a Contractor-uncontrollable delay, this uncontrollable delay time shall be added to the scheduled departure time of the subsequent AMC mission with the resultant delay charged as Contractor-uncontrollable. This will give the Contractor sufficient recovery time to return to schedule or obtain substitute service for his follow-on missions. However, the Contractor-controllable delay time experienced on a previous mission shall not be added to the scheduled departure time at the originating station for any subsequent mission. In the latter instance, the Contractor is required to originate his next mission, on schedule, with his own aircraft or substitute service.

     d. The Contractor and in the case of a Contractor Team Arrangement, each carrier, shall maintain an 80 percent schedule reliability rate as the minimum acceptable standard of performance, based on 30 or more departures from originating or turnaround stations during a 3-month period. Where volume is less than 30 departures, reliability will be reviewed on a case-by-case basis. Failure to maintain an 80 percent schedule reliability rate for a 3-month period will be reason for termination, pursuant to the Contract Clause entitled "Default." However, nothing in this paragraph shall limit the right of the Government to terminate this contract for cause for other reasons or to limit any other rights and remedies provided the Government by law or under this contract.

     e. It is understood that, should a schedule reliability rate fall below an average of 85 percent for a 3-month period, the Government may elect not to order expansion transportation services pursuant to this SECTION of this contract.

                                            SOLICITATION NUMBER: F11626-94-R0001
                                                CONTRACT NUMBER: F11626-94-D0027


10.  CONTRACTOR POINT OF CONTACT

The Contractor shall furnish to the ACO at HQ AMC:

     a. The name of a person and point of contact who will serve as a liaison between the Contractor and the ACO and,

     b. The name of a person and point of contact who will serve as liaison between the Contractor and the Contract Administrator (CA) for each station transited. This person must have authority to adjust schedules, engage substitute service, and make decisions pertinent to the airlift service, in the name of the Contractor.

11.  DISCREPANCY PERFORMANCE RATE

     a. A discrepancy performance rate shall be computed on a monthly basis to determine the level of contract violations. This rate is computed by dividing the total number of mission segment inspections performed during the period into the total number of discrepancies for that period. Mission segment inspections shall be performed at all stations in the routing, including origination, turnaround and en route, where the aircraft can be inspected by a QAE or CA. The discrepancy performance rate shall be computed as soon as possible after the monthly discrepancy reports are received by HQ AMC/XOKM.

     b. A discrepancy shall be established whenever the Contractor's aircraft or service is in violation of the terms and conditions of this contract and shall be documented on a Contract Violation Notice, AMC Form 166b. During an inspection, each type of discrepancy will be listed only once on an AMC Form 166b (e.g., 10 seats torn-one discrepancy, 100 meals without date stamps-one discrepancy, etc.). An AMC Form 166b will not be issued for a contractor controllable delay since these violations are included in the schedule reliability rate.

     c. The minimum acceptable standard of performance under this contract shall be a discrepancy performance rate not to exceed 10 percent, as an average, for a consecutive 3-month period with a total of 30 or more departures from originating and turnaround stations. Where volume is less than 30 departures, discrepancies will be reviewed on a case-by-case basis. Failure to maintain an average discrepancy rate of 10 percent or less may be reason for termination, pursuant to the clause entitled "Default". However, nothing in this paragraph shall limit the right of the Government to terminate this contract (for cause for other reasons) or to limit any other rights and remedies provided the Government by law or under this contract. The Government may elect not to order expansion transportation service pursuant to this SECTION of this contract.

12.  EXTENDED PARKING

     a. Requests for extended parking privileges exceeding 8 hours will be reviewed on an individual basis and may be honored consistent with the availability of space, equipment, and manpower resources. Extended ground time exceeding 8 hours will be requested and concurrence or nonconcurrence received through the local operations center, in coordination with deputy commander for maintenance/chief of maintenance, and aerial port manager. Evaluation of the contractor's request for extended parking privileges will be considered based on the following:

          (1) Positioning of aircraft in advance of time stipulated in the contract so as to prevent delays due to weather, crew limitations, or other reasons.

          (2)  Back-to-back scheduling of aircraft for a follow-on AMC mission.

          (3)  Other programmed mission requirements.

          (4) Aircraft programmed or scheduled for subsequent commercial operation on termination of a military mission at a military station will not be granted extended parking privileges.

     b. Use of the following procedures in requesting approval for extended parking:

                                            SOLICITATION NUMBER: F11626-94-R0001
                                                CONTRACT NUMBER: F11626-94-D0027


          (1) Contractor may submit a request any time prior to arrival of the aircraft. If the request is prior to mission execution, the approval should come through the HQ AMC TACC/DOO scheduler. While the mission is in execution, approval should be via the TACC/DOC.

          (2) The local operations center will coordinate the request with the deputy commander for maintenance/chief of maintenance, and squadron/port operations office, and will advise the contractor whether the request has been approved, or disapproved prior to the arrival of aircraft.

          (3) The TACC Current Operations (DOOM) scheduler will intervene at the contractor's request if these procedures result in denial.

     c. If approval is granted for extended parking privileges, it will be subject to the following criteria:

          (1) Taxiing crews required when towing services are not available for the immediate respotting of an aircraft from a terminating mission shall be contractor-furnished. Towing equipment/crews required in the repositioning of an aircraft resulting from the above action, or from a maintenance area, shall be contractor-furnished, with the exception of the tractor and driver which will be furnished by the Government.

          (2) The Government will not be responsible for late positioning of contractor aircraft due to the lack of towing tractors, other equipment, or personnel. Equipment or personnel may be withdrawn from contractor use for higher priority AMC mission support, in accordance with the AMC Mission Priority System. The command post will determine priorities for allocation of manpower and equipment to service AMC military or contract aircraft.

13. 5352.247-1002 CONTRACTOR'S FAILURE TO PROVIDE SERVICE (JUN 1992)-AMCFARS (CAT-B Missions Only)

     a. In the event that Contractor's aircraft is unable to depart from any station, or if it can depart from any station but is unable to transport the full amount of generated traffic within the guaranteed ACL, the Government may invoke remedies which are set forth in this paragraph which will neither constitute a termination within the meaning of the clause entitled "Termination for Convenience of the Government," nor in any way, diminish the government's rights under the Clause entitled "Default." The rights and remedies of the government provided for in this paragraph are not exclusive and do not give rise to government liability for costs incurred and are in addition to any other government rights and remedies provided for by law or by this contract.

     b. Deficit Traffic. This term applies to a situation where the Contractor's aircraft did depart, but where the full amount of traffic within the guaranteed station was not transported on the flight involved due to reasons caused by the contractor. The deficit shall be charged from the station where it is incurred through to destination unless the government utilizes the space at an en route station. Contractor shall not be paid for deficit traffic. Contractor shall be paid at the AMC negotiated uniform price for that portion of the trip, if any, over which he did transport said traffic less a discount. The discount shall be equal to a percent of the amount otherwise due. This percent shall be obtained by dividing the deficit by the guaranteed ACL, but in no event shall that percent or the discount be greater than 10 percent (10%). Deficit traffic moved by a newly generated traffic. The contractor will not bill for the dollar value of the deficit traffic, and the government's guarantee with respect to that mission is reduced accordingly.

     c. Substitute Service. This term, as used herein, applies to the substitution of an aircraft to replace contractor's aircraft which is unable to proceed from the departure station or from any en route station short of destination in accordance with schedules established pursuant to this contract. If the contractor fails to make an aircraft available for departure within 16 hours subsequent to scheduled departure time for a passenger flight or a mixed flight from an originating station or an en route station, or within 4 hours of a scheduled departure time for a

                                            SOLICITATION NUMBER: F11626-94-R0001
                                                CONTRACT NUMBER: F11626-94-D0027


passenger flight or a mixed flight from an en route station where no holding facilities for passengers are available, or within 24 hours of a scheduled departure time for a cargo flight from either the originating station or an en route station, or for any flight within such lesser time as may be agreed to by the contractor's designee, the government may: (1) cancel the requirement for further movement of the defaulted flight; (2) require the contractor to transport the defaulted passengers or cargo by substitute service within such additional time as the contracting officer may allow; (3) acquire substitute service from commercial sources; or (4) reschedule the defaulted flight or transport the defaulted passengers or cargo, or any portion thereof, itself. The exercise of any of these options will be in accordance with the following:

          (1) In the event that the requirement for future movement of the defaulted flight is canceled, the number of passengers equal to the guaranteed ACL for the flight involved, or the number of pounds of cargo equal to the guaranteed ACL of the flight involved, or the number of miles for the flight involved, will be subtracted from the government's guarantee. Any canceled requirement will be deleted from the contract by unilateral modification. If the failure to depart was from the originating station, contractor will not be paid any amount for the flight involved. If the failure to depart was from an en route station, the contractor will be paid at the AMC negotiated uniform rate for that portion of the trip over which he did transport the passengers or cargo.

          (2) If the contractor is required to transport the passengers or cargo of the defaulted flight by substitute service within such additional time as the contracting officer may allow, the contractor shall arrange and pay directly all costs involved in the transportation by the substitute aircraft. Contractor will be paid, in this event the full contract price for the flight involved, irrespective of the amount paid by him for this transportation by substitute aircraft. The substitute aircraft provided by the contractor must be of like type, configured in accordance with the applicable specifications, and must be approved by the contracting officer. In lieu of, or in addition to, providing the above type substitute service, the contractor may, at his own expense, purchase the amount of space, by common carriage or otherwise, needed for the movement of the passengers or cargo of the defaulted flight. The purchase of such space must be approved by the contracting officer and must be obtained only from American Flag carriers, except that in the event an American Flag carrier is unavailable or not reasonably available for point-to-point substitute service within an overseas area, upon prior authorization of the contracting officer, the contractor may use a Foreign Flag schedule carrier for substitute service on an exceptional basis only and provided the requirements of the clause entitled "Preference for United States Flag Air Carriers," are complied with. In such event, contractor would be paid the contract price for the involved transportation. If contractor transports by purchase of common carriage only a part of the number of passengers or amount of cargo of the defaulted flight, he will only be paid for those passengers or cargo so transported, and the passengers or cargo not transported shall be deducted from the government's guarantee.

          (3) The government may purchase substitute service from commercial sources. This can be by a substitute commercial aircraft or by the purchase from commercial sources of sufficient space to transport by common carriage or otherwise, the number of passengers or amount of cargo involved in the defaulted flight. In either event, the substitute service shall be deducted from the government's guarantee and the contractor would be charged by the government, any amount which the government had to pay to commercial sources which is in excess of the contract price for the transportation of the passengers or cargo involved for the distance involved. (If this substitute service is obtained for only a portion of a trip as provided in the contract, the contract price will be prorated for the distance involved in determining the amount due to the Government.) Contractor will not be paid any amount for the defaulted flight except that he will be paid at the AMC negotiated uniform rate for that portion of the trip, if any, over which he did transport the passengers or cargo on the flight involved. The contractor shall provide all services normally provided in connection with flights operating under this contract. In the event the defaulted flight was to be performed between military bases and the government procures common carriage substitute service, the defaulting contractor shall be responsible for the transportation between the military bases and the commercial terminal.

          (4) The government may, in its discretion, elect to either reschedule the defaulted flight to a later time within the performance period of the contractor or may move these passengers and/or this cargo, or any portion thereof. In this event, the number of passengers equal to the guaranteed ACL for the flight involved, or the number

                                            SOLICITATION NUMBER: F11626-94-R0001
                                                CONTRACT NUMBER: F11626-94-D0027


of pounds of cargo to the guaranteed ACL of the flight involved, or the number of miles for the flight involved will be subtracted from the government's guarantee and the contractor will be charged, by the government, the excess, if any, of the charge for this movement as computed under the provisions of AFR 76-28 over the contract price. If this movement is utilized for only a portion of a trip as provided in the contract, the contract price will be prorated for the distance involved in determining the amount due the government. Contractor will not be paid any amount for transportation of the passengers or cargo of the defaulted flight except that he will be paid at the AMC negotiated uniform rate for that portion of the trip, if any, over which he did transport said passengers or cargo in the flight involved.

     d. The contracting officer may permit the contractor to provide services with substitute aircraft having a lower ACL. When such substitution of aircraft is permitted, the contractor shall be reimbursed at the rate per ton/pax mile established in the original award times the lesser ACL with a corresponding reduction in the government's guarantee. In addition or as an alternative to providing substitute aircraft having a lower ACL, the contracting officer may permit the contractor to acquire, at his own expense, the amount of space, by common carriage, needed for movement of the pax or cargo equal to the ACL of the aircraft originally scheduled for the flight, in which event the contractor will be paid at the contract rate for the pax and/or cargo within the guaranteed ACL which are actually transported. The contracting officer may also permit the contractor to provide services with substitute aircraft having a higher ACL than the aircraft required for performance of services under the contract. In this event, the contractor will be reimbursed on the contract price for the flight as originally awarded.

     e. The contracting officer, in making his decisions and selections for substitute service, will use his discretion in such a manner as to mitigate contractor's liability for excess costs when reasonably possible. However, military needs and urgency will be the prime consideration in the exercise of this discretion.

     f. Irrespective of any of the provisions of any subparagraph of this clause, the government may cancel any mission for movement of submarine crews if the specified aircraft or an equal substitute aircraft acceptable to the government is not positioned 2 hours prior to scheduled departure time. This cancellation, under these circumstances, is at the sole discretion of the government and will be at not cost to the government.

     g. The provisions of Attachment 1, "Performance Work Statement Passenger Service," relative to contractor's responsibility for care of passengers, and for providing meals and billets, apply to all situations discussed in this clause, where in the contractor failed to depart as scheduled. Contractor shall retain responsibility for passengers until such time as they are moved by the contractor or the government, or the requirement is canceled by the government.

     h. In the event the contractor fails to delivery any part of the GACL (pax or cargo) to manifested destination due to an accident, contractor will be paid at AMC negotiated uniform rate only for that amount of pax or cargo delivered to manifested destination.

                                               SOLICITATION NO:  F11626-94-D0027


PART I - THE SCHEDULE

SECTION H - SPECIAL CONTRACT REQUIREMENTS

1.  GOVERNMENT-FURNISHED SERVICES AND EQUIPMENT

     a. The Government will furnish necessary equipment and personnel to provide the following services for all landings made at military installations (originating, en route and terminating stations) at no cost to the Contractor except as otherwise provided in this paragraph:

          (1)  Transient alert and ramp services to include:

                (a)  Landing.

                (b)  Follow-me vehicle.

                (c)  Towing.

                (d)  Parking.

                (e)  Chocking and grounding of aircraft.

                (f) Positioning, connecting, operating, and depositioning of aircraft ground power unit.

                (g)  Fire guard for engine starts.

                (h) Positioning, connecting, operating, and depositioning of engine start carts.

                (i) Positioning, operating, and depositioning of compressor for airing of struts and tires. Nitrogen may be used when available to inflate aircraft tires on a non-reimbursable basis. A qualified technical Contractor Representative will be present to supervise, provide all required attachment fittings, and service the items.

                (j) Position and deposition of aircraft jacks for tire changes. Military owned jack will be provided if a suitable jack is available. A technically qualified Contractor Representative will advise what capacity jack is required, and whether using military or commercial jack, the Contractor Representative will jack the aircraft.

                (k)  Ramp sweeping.

                (l) To-plane service of MIL-H-82382 and supply of oxygen (gaseous or LOX) on a reimbursable basis. Equipment and necessary operators will be furnished for wing de-icing at no cost; the de-icing fluid will be furnished on a reimbursable basis.

NOTE: In an emergency, into-plane service of hydraulic fluid, supply of oxygen, de-icing fluid and servicing of struts/tires will be provided by the Government on a reimbursable basis. A technically qualified Contractor Representative will supervise emergency servicing to assure compliance with procedural requirements.

                (m) Maintenance stands when required for ground servicing operations.

                (n) To-plane fuel servicing. A Contractor Representative will connect/disconnect the fuel hose to/from the aircraft Single Point Refueling
(SPR).

                (o) Chief Servicing Supervisor (CSS) and fuel vent monitors in accordance with TO 00-25-172 when a concurrent ground servicing is accomplished. (NOTE: See subparagraph 1c of this SECTION on concurrent servicing procedures.)

                                               SOLICITATION NO:  F11626-94-D0027


          (2)  Terminal and traffic services to include:

                (a)  Passenger processing.

                (b)  Passenger manifesting and documentation.

                (c)  Baggage handling (weight, tag, load and unload).

                (d) Passenger and crew boarding stairs/loading bridge. (Entrance doors are not to be opened until stairs have been placed up to the aircraft. Up to the aircraft means positioning the stairs as close to the entrance as possible without hindering the opening of the doors.)

                (e)  Customs clearance (Government traffic only).

                (f)  Medical clearance (passengers only).

                (g)  Agriculture inspection (if required).

                (h)  Immigration clearance.

                (i) Cargo receiving, processing, documentation, and positioning for loading.

                (j) Loading, tiedown and unloading. (Loading will be in accordance with the load breakdown provided by the Contractor on AMC Form 55 or equivalent. The load supervisor will annotate the form to show the actual load.)

                (k)  Cargo manifesting.

                (l) Cargo handling equipment, including 463L pallets and associated cargo restraining nets.

                (m) Potable water (includes equipment and into-plane servicing).

                (n)  Baggage carts.

                (o) Lavatory servicing, including positioning, hookup, operation and depositioning of servicing unit. (Anti-freeze solution mix of approximately 50/50 ethyl/glycol to water will be furnished on a non-reimbursable basis. Contractor is responsible for additional anti-freeze solution if Contractor operating specifications require a stronger mix. This will be done subsequent to lavatory servicing.)

                (p)  Flightline transportation for crews.

                (q) Position, connect, operate, and deposition the ground air conditioning or heating units. The aircraft interior temperature will be maintained between 68 degrees Fahrenheit and 74 degrees Fahrenheit. (This requirement does not apply to DC-10 and B747 aircraft.)

                (r) High lift truck for galley servicing at those military bases where commercial catering service is not available.

          (3)  Fire and crash rescue support.

          (4)  Aircraft clearance facilities.

          (5) Emergency medical services to Contractor air crews and personnel on a reimbursable basis in accordance with AFRs 55-20 and 168-1.

NOTE: All of the above services will be furnished for all landings at military installations, including additional landings made due to aborted flights, irrespective of the cause of the abort. These services will also be provided at AMC APOEs when Contractor's aircraft are scheduled in a manner to preclude depositioning to home maintenance base between missions as determined by the ACO. However, when an aircraft is positioned from a commercial mission from a commercial airport requiring lavatory servicing, such lavatory servicing will be on a reimbursable basis.

          (6) Special handling equipment (equipment which is not common to Government and Contractor aircraft and/or cargo handling system), such as tow bars, may not be available at military installations and must, therefore, be furnished by the Contractor. Contractor will also furnish personnel to operate such equipment. Specifically, with regard to wide-body aircraft, if the airlift services contract calls for services to be performed with wide-body aircraft through military installations, the Government will furnish the following special handling equipment:

                (a)  Pax loading stairs.

                (b)  Loaders for baggage containers.

                (c)  Dollies for baggage containers.

                (d)  Cargo on/off-loading equipment.

          (7) For all CAT-B passenger missions (except SAAM and Exercise) operating through Charleston International, Los Angeles, Philadelphia, and St Louis, AMC will perform passenger manifesting and check-in to include boarding, seat assignment, issuance of boarding pass, baggage weighing, tagging and placing of baggage on conveyor at baggage check-in. Contractor will perform all other functions. The provisions of Attachment 4 apply to Contractor's responsibility and liability for interlined baggage.

     b. The Contractor may purchase petroleum products at any military base other than those facilities that are serviced by commercial sources, (unless specific approval is granted by supplemental agreement) for use in performing services hereunder. These purchases shall be in accordance with applicable service directives, AFR 144-9 for Air Force installations, AR 37-60 for Army installations, NAVCOMPT Manual Vol III, paragraph 032511, and NAVSUP Manual Vol II, paragraph 25317.3 for Navy installations and subject to the procedures set forth in paragraph c below. Notwithstanding these service directives, no accessorial charges or administrative costs will be applied to these purchases.

     c. A Supervisory Contractor Representative (SCR) will be in the cockpit during towing operations. Also, a SCR will be present for supervision and control of Contractor personnel/equipment during aircraft fuel servicing. TO 00-25-172 will apply. The following guidance will be followed when concurrently servicing passenger aircraft with or without passengers aboard and cargo aircraft at USAF military installations:

          (1) The Wing/Base Commander is the final authority for ground servicing operations and the overall safety associated therewith.

                                               SOLICITATION NO:  F11626-94-D0027


          (2) A Concurrent Servicing Supervisor (CSS) will be provided by the Air Force (AF) when concurrently servicing Contractor aircraft at military installations. The AF supervisor has full and final authority over all phases of ground servicing operations. This authority allows the individual to shutdown a refueling operation if an unsafe condition exists. The supervisor also controls access to/from the aircraft.

          (3) One qualified SCR will be present for supervising and controlling the Contractor's aircraft as pertains to ground servicing operations and related safety aspects. The SCR will coordinate each phase of his operation with the CSS and shall supervise all Contractor and subcontractor personnel. The SCR will respond to the CSSs direction to discontinue fueling. The SCR shall also advise the CSS when he/she spots or otherwise becomes aware of a potential hazard. The fuel servicing will not be resumed until the issue is resolved.

          (4) Prior to beginning servicing operations, the SCR will establish a liaison with the CSS to:

                (a) Determine specific servicing requirements such as grounding/bonding sequence for the specific aircraft.

                (b) Discuss any unfamiliar system characteristics or deficiencies.

                (c) Provide guidance on the duties and physical positioning of the contractor's technical personnel during the concurrent servicing operation.

                (d) Jointly approve timing of maintenance, cargo/baggage loading/unloading, fleet servicing, or other activities (food service, cleaning, etc.).

                (e) Determine if the aircraft (B747 and DC-10) fuel jettison system was used since departing the previous location. If the system was operated, concurrent operations will not be accomplished until it is determined that jettison valves are closed.

                (f) Advising the CSS of contractors procedures; if applicable, for switch loading aviation fuel.

          (5) The SCR will insure civilian vehicles involved in a concurrent servicing comply with standards required by TO 00-20B-5 and AFOSH Standard 127-
39. Additionally, associated servicing equipment not designed or approved for use within a hazardous location may be moved into or within the fuel servicing safety zone (FSSZ), if pressurization of the refueling equipment is stopped. Re-pressurization of the refueling equipment will not resume until the servicing vehicle's engine is shut down while in the FSSZ or the vehicle leaves the FSSZ. The SCR will inform the CSS of vehicle status prior to commencing servicing operations.

          (6) Authorized vehicles will not operate closer than 25 feet of aircraft fuel vents, SPR connections and refueling equipment during fuel servicing of the aircraft. All other vehicles are restricted to 25 feet from fuel vents and must remain outside of the 50-foot fuel servicing safety zone.

          (7) The aircraft APU will be used to provide power and air-conditioning on DC-10, L-1011, B767, A-310, and B747 aircraft.

          (8) The Contractor is required to furnish three headsets with the cords for aircraft with passengers and two headsets with cords for aircraft without passengers on board or cargo aircraft. One cord will be 100 feet long and the other(s) 50 feet long. The 100 feet long cord will be used by the CSS and the two 50 feet cords will be used by the two Government fuel vent monitors. One of the 50-foot cords is not required when servicing a cargo aircraft.

          (9) The Contractor refueling panel operator, shall maintain intercom contact with the CSS.

          *(10) When the refueling control panel/fuel system control mechanism is located on the outside of the aircraft, a qualified Contractor Representative must be on intercom inside the aircraft when passengers are on board.

                                               SOLICITATION NO:  F11626-94-D0027


          *(11) The flight crew shall, prior to beginning the fuel servicing, brief passengers regarding the fact that fuel servicing will be conducted, passenger option to deplane, the restrictions on: smoking, operation of electronic equipment, and personnel movement. Passengers shall not enter or exit the aircraft during fuel servicing. Also, the flight crew will ensure required exits are open.

          *(12) Qualified flight crew personnel shall be in attendance within the aircraft to ensure compliance with the above restrictions and to assist in the evacuation of passengers in an emergency. A crew member will be stationed at each appropriate exit.

          (13) The aircraft INS may remain energized during a fuel servicing operation.

          (14) The aircraft radios and radar systems will not be on during the fuel servicing operation.

          (15) No aircraft electrical systems will be activated during the fuel servicing operation except those required for servicing.

          (16) The SCR will receive and connect/disconnect the fuel nozzle at the aircraft single point refueling receptacle. The SCR may have another qualified Contractor Representative perform the task. The Single Point Refueling
(SPR) operator must test the nozzle to ensure it cannot be removed from the aircraft when the valve handle is in the open and lock position prior to pressurizing the hose. The fuel nozzle will be disconnected from the aircraft before disconnecting the refueling equipment ground and bonding wires.

          (17) When concurrent servicing operations are in progress, all Contractor personnel (including flight crews), unless previously cleared, shall report to and receive the CSS's concurrence prior to entering the servicing area.

          (18) When servicing cargo aircraft, the CSS and his/her assistant (on inter phone) will also monitor both wing fuel vents.

          *(19) A copy of the contractor's aircraft refueling procedures shall be located on the aircraft and made available to the CSS, as required.

*NOTE:  Items preceded by an asterisk "*" apply to passenger aircraft only.

     d. Billeting and messing for Contractor's crews, and Government-owned property required in support of this contract not specifically provided for in other provisions of this contract, may be provided by the Government at the discretion of the commanding officer of the military installation involved. Except as provided in paragraphs a and b above, other services at military bases, where commercial services are not available, or not available on a timely basis, may be made available to the Contractor on an emergency basis only, as determined by the ACO. Aerospace Ground Equipment (AGE) and traffic handling and servicing equipment, with necessary operators, furnished pursuant to this paragraph H-1 shall be on a non-reimbursable basis. Billeting and messing for Contractor's crews shall be on a reimbursable basis. Technical services and maintenance labor provided, as well as supplies and parts issued, shall be on a reimbursable basis and in accordance with and subject to the provisions of:

                (1)  Air Force Installations - AFM 67-1 and AFR 55-20.

                (2) Naval Air Stations - Naval Supply Systems Command Manual, Volume 2.

                (3)  Army Installations - AR 37-27.

At overseas locations, Contractor's employees (other than native personnel assigned to duty in their own country) who are involved in the performance of this contract may be furnished billeting and messing facilities on a reimbursable basis, as prescribed by local base regulations. In addition, commissary, base exchange privileges, and other logistic support may be granted to such employees and dependents in accordance with Joint Service

                                               SOLICITATION NO:  F11626-94-D0027


Regulation AFR 400-l5/AR 700-32/OPNAVINST 4000.76, Logistic Support of United States Non Governmental, Nonmilitary Agencies and Individuals in Overseas Military Commands and such implementing instructions as may be issued by area or base commander concerned. The ACO will periodically review the scope of support furnished, pursuant to AFR 400-l5, and advise the Commander concerned as to any change in status of the Contractor personnel which would affect their eligibility to receive the support. Minor dependents of a US Citizen, who are employed by the Contractor overseas in performance of this contract, are authorized dependent education on a space available, tuition basis in the DOD dependents schools as provided in DOD Directive 1342.213 dated 8 July 1982.

     e. Contractor will be permitted to utilize military telephone and record communications facilities in those areas where commercial circuits are not available and it is in the best interest of the Government as determined by the ACO. Contractor use of military communications facilities must be limited to transmission/reception of airlift mission support traffic and must not interfere with military command control traffic.

     f. The Government will furnish office, warehouse, and storage space at military installations for Contractor's representatives and supply support items and equipment to the extent available. Such office, warehousing and storage space, including utilities (heat, air conditioning when authorized in AFM 88-l5, light, power, water, and sewage) concomitant to the use of such space, will be provided to the Contractor on a non-reimbursable basis. All requests for office, warehouse, and storage space shall be made to the base commander through the ACO or his delegated representative. In addition, intrabase communications (on base telephone service) will be provided on a non-reimbursable basis commensurate with the availability of circuits. Whenever space is provided it will be on an as is condition with regard to partitions, walls, lighting, electrical wiring, plumbing, etc. No modification to buildings will be made unless specifically authorized by the base commander, other than minor modifications to existing facilities as approved by the Base Commander. Requests by the Contractor for construction of facilities on any military installation will be submitted directly to HQ AMC/XOK. Necessary coordination will be taken by HQ AMC with the major air command concerned. Contractor will not undertake such construction until notified by HQ AMC that construction has been approved.

     g. Contractor is authorized to purchase ground petroleum products at overseas Air Force installations for use in company owned ground vehicles required for performance of this contract. Such authorization is subject to and in accordance with the provisions of AFR 144-11.

     h. In accordance with FAR 52.245-2, a list of the Government-Furnished Equipment that the Contractor has in its possession, for use in connection with and under the terms of this contract, will be listed in an attachment at time of award.

2.  PASSENGER AND PUBLIC LIABILITY INSURANCE

     a. General. Prior to performance of any services hereunder, the Carrier shall, at its own expense, procure and maintain during the entire performance period of this contract, with financially and legally responsible insurance company or companies, passenger and public liability insurance in accordance with paragraph b or c, below. Liability insurance purchased pursuant to the requirements of this paragraph shall cover payment to the Government, pursuant to the subrogation provision of the Medical Care Recovery Act (42 USC 265l-3) and within the liability limitations of this contract, of the cost of Government provided medical care to the extent that said insurance would cover payment to injured individuals of the cost of medical care in the absence of any Government obligation to provide medical care. The Carrier shall furnish to the Contracting Officer a Certificate of Insurance, duly executed by the Insurer, of the insurance required by this paragraph. The Certificate of Insurance shall substantially conform to the form set forth in paragraph d, below. If a court of competent jurisdiction determines that any transportation furnished pursuant to this contract is subject to the Warsaw Convention, 49 Stat. 3000, and that the Carrier is entitled to limit its liability under that Convention, then the minimum limit of insurance required by this clause shall be considered to be a "higher limit of liability agreed to by special contract" as contemplated by the last sentence of Article 22(l) of that Convention, and the Contractor agrees that it shall not with respect to any claim arising out of the death, wounding, or other bodily injury of a passenger, avail itself of any defense under Article 20(l) of the Convention. Nothing herein shall be deemed to

                                               SOLICITATION NO:  F11626-94-D0027


affect the rights and liabilities of the Carrier with regard to any claim brought by, on behalf of, or in respect of any person who has willfully caused damage which resulted in death, wounding, or other bodily injury of a passenger. See note below subparagraph c(2) of paragraph entitled, "Passenger and Public Liability Insurance".

     b. Split Limits Liability. The minimum limits of liability insurance coverage maintained by the Carrier shall be as follows:

          (1) Liability for bodily injury to or death of aircraft passengers: A limit for any one passenger of at least three hundred thousand dollars ($300,000.00), and a limit for each occurrence in any one aircraft of at least an amount equal to the sum produced by multiplying three hundred thousand dollars ($300,000.00) by the next highest whole number resulting from taking 75 percent of the total number of passenger seats installed in the aircraft.

          (2) Liability for bodily injury to or death of persons (excluding passengers): A limit of at least three hundred thousand dollars ($300,000.00) for any one person in any one occurrence, and a limit of at least twenty million dollars ($20,000,000.00) for each occurrence.

          (3) Liability for loss of or damage to property: A limit of at least twenty million dollars ($20,000,000.00) for each occurrence.

     c.  Combined Single Limit Liability.

          (1) Notwithstanding the provisions of paragraph b above the Carrier may be insured for a single limit of liability for each occurrence. In that event, coverage must be equal to or greater than the combined required minimums set forth in paragraph b, above, for bodily injury, property damage, and/or passenger liability for the type of use to which such aircraft is put, as the case may be.

          (2) In the case of a single limit of liability, aircraft may be insured by a combination of primary and excess policies. Such policies must have combined coverage equal to or greater than the required minimums set forth in paragraph b, above, for bodily injury to non-passengers, property damage, and/or passenger liability for the type of use to which the aircraft is put, as the case may be.

NOTE: In the event the proposed changes to the Warsaw Convention, known as the Montreal Protocol, are approved or ratified by the United States and become effective in the United States, the Montreal Protocol will take precedence to the extent it is inconsistent with the terms of this contract regarding insurance.


     d.  Form of Certificate.

                          "CERTIFICATE OF INSURANCE"

This is to certify that:

     (See Attached)             (hereinafter called the Insurer)
     --------------
     Name of Insurer

of                   (See Attached)
                     --------------
                     Address of Insurer

has issued to        World Airways, Inc.
                     -------------------
                     Name of Insured

Policy, bearing policy number (See Attached), with respect to the legal liability of the said Insured for aircraft passenger death or bodily injury, aircraft public death or bodily injury (excluding passengers) and aircraft property damage liabilities, effective from DEC 1, 1993 through DEC 1, 1994 at 12:01 AM L.S.T. on both dates at the address of the named insured.

                                               SOLICITATION NO:  F11626-94-D0027


The minimum limits of liability insurance coverage maintained by the Insured under the said policy are as follows*: CSL $750,000,000.00 B.I./P.D. any one occurrence

          (1) Liability for bodily injury to or death of aircraft passengers: A limit for any one passenger of at least three hundred thousand dollars ($300,000.00), and a limit for each occurrence in any one aircraft of at least an amount equal to the sum produced by multiplying three hundred thousand dollars ($300,000.00) by the next highest whole number resulting from taking 75 percent of the total number of passenger seats installed in the aircraft.

          (2) Liability for bodily injury to or death of persons (excluding passengers): A limit of at least three hundred thousand dollars ($300,000.00) for any one person in any one occurrence, and a limit of at least twenty million dollars ($20,000,000.00) for each occurrence.

          (3) Liability for loss of or damage to property: A limit of at least twenty million dollars ($20,000,000.00) for each occurrence.

          (4) The Insurer further certifies that the insurance afforded under this policy covers payment to the Government, pursuant to the subrogation provision of the Medical Care Recovery Act (42 USC 265l-3), of the cost of Government provided medical care to the extent that said insurance would cover payment to injured individuals of the cost of medical care in the absence of any Government obligation to provide medical care.

The terms and conditions of the policy apply throughout the world. The following aircraft are covered by the policy identified above: All aircraft owned and/or operated by the named insured.

The parties recognize that the policy may exclude certain liabilities with respect to any DOD operations involving the Civil Reserve Air Fleet (CRAF) subsequent to the effective date of activation of the CRAF. The excluded liabilities will be those where a loss may be incurred during the activation of the CRAF under circumstances such that it cannot be demonstrated that the loss is either attributable to a war risk and therefore reimbursable under Title XIII of the Federal Aviation Act of l958, or attributable to cause other than war risk and therefore required to be covered by the Contractor's commercial insurance.

The policy contains the attached endorsement.

                              By  Rollins Hudig Hall of VA, Inc. (Company)
                                  ----------------------------------------

                                  ____________________

                                  ____________________

*In the case of a combined single limit of liability, the Insurer will be required to describe the amount or amounts of insurance coverage.

                                 "ENDORSEMENT"
                  (Attachment to the Certificate of Insurance)

It is agreed, that, with respect only to operations of the named Insured performed under contract with the Air Mobility Command, Department of the Air Force (USAF), and with respect only to Aircraft Liability Insurance afforded under this policy, the following conditions shall also apply:

     a. The Insurer agrees that, the insurance afforded under this policy shall not be subject to any lower limits of liability of the Warsaw Convention, 49 Stat. 3000, for the death or bodily injury of any passenger. If that convention should otherwise be deemed to be applicable to any passenger death or bodily injury liability, then to the extent stated in the preceding sentence, this insurance shall be deemed to be a higher limit of liability agreed to by special contract as contemplated by the last sentence of Article 22(l) of that convention.

                                               SOLICITATION NO:  F11626-94-D0027


     b. The exclusions of the policy are deleted and the following substituted therefore:

         The insurance afforded under this policy shall not apply to:

          (1) Any loss against which the named Insured has other valid and collectible insurance, except that the limits of liability provided under this policy shall be excess of the limits provided by such other valid and collectible insurance but in no event exceeding the limits of liability expressed elsewhere in this policy.

          (2) Any loss arising from the ownership, maintenance or use of any type of aircraft not declared to the Insurer in accordance with the terms and conditions of this policy.

          (3) Liability assumed by the Insured under any contract or agreement except as stated in this contract with respect to limitations of the Warsaw Convention.

          (4) Bodily injury, sickness, disease, mental anguish or death of any employee of the Insured while engaged in the duties of his employment, or any obligation for which the Insured or any company as his Insurer may be held liable under any Workman's Compensation or occupational disease law.

          (5) Damage to or destruction of property owned, rented, occupied, or used by, or in the care, custody or control of the Insured, or carried in or on any aircraft with respect to which the insurance afforded by this policy applies.

          (6) Personal injuries or death or damage to or destruction of property, caused directly or indirectly, by hostile or warlike actions, including action in hindering, combating or defending against an actual, impending or expected attack by any Government or sovereign power, de jure or de facto, or military, naval or air forces; the discharge, explosion, or use of any weapon of war employing atomic fission, or atomic fusion, or radioactive materials; insurrection, rebellion, revolution, civil war or usurped power, including any action in hindering, combating or defending against such an occurrence, or confiscation by any Government or public authority.

     c. The Insurer hereby waives any right of subrogation it may have against the United States of America, by reason of any payment under the aforesaid policy of insurance, with respect to loss caused to transportation services by acts of the United States of America or any agency thereof, which acts are in conjunction with the performance by the named Insured of any services under said contract.

     d. In the event the Insurer elects to cancel the insurance afforded under this policy, the Insurer hereby agrees that such cancellation shall not be effective unless written notice thereof shall be sent by the Insurer by registered mail not less than 30 days in advance of such cancellation, direct to the Air Mobility Command, United States Air Force, 402 Scott Dr., Unit 3A1, Scott Air Force Base, Illinois, Attention: XOKAI, and in the event the named Insured requests such cancellation, the Insurer agrees to notify, by registered mail, the above stated activity immediately upon receipt of such request.

     e. Anything in the policy to the contrary notwithstanding, the aircraft may be operated by pilots authorized by the named Insured.

     f. Violations of regulations prescribed by the Federal Aviation Administration (FAA) shall not prejudice the insurance afforded by this policy.

     g. No special waiver issued by the FAA shall affect the insurance afforded hereunder.

                                               SOLICITATION NO:  F11626-94-D0027


     h. Any exclusions, conditions or other provisions of this endorsement, which have the effect of restricting or nullifying the coverage already granted by this policy in the absence of this endorsement, shall not apply .

Endorsement to Policy No:    (See Attached)
                             --------------

Effective Date:              12/1/93
                             -------

Countersigned:               Deborah A. Petrin, Assistant Vice President
                             -------------------------------------------

Company                      Rollins Hudig Hall
                             ------------------

                             of Viginia, Inc.
                             ----------------

3.  NOTICES.

In performance of this contract, Contractor will furnish or be guided by the following notices as applicable:

     a. All Operations. In the event a flight containing SECRET or CONFIDENTIAL material is delayed, interrupted or terminated at an unscheduled point, immediate notice to that effect shall be given to the ACO. Prompt and strict compliance with instructions received as pertains to the security of the SECRET or CONFIDENTIAL material shall be maintained. To determine the security clearance of CRAF personnel, call Company Security Officer. If unsuccessful, then contact the Defense Investigative Service Clearance Office (DISCO) at
(614)236-2133 or AUTOVON 850-2133 (during duty hours) or (614)236-2058 (after duty hours).

     b. Notice of Accidents. In all cases where the aircraft is involved in an accident or incident, as defined in Part 830 Investigation Regulation issued by the National Transportation Safety Board or as defined in the contract clause, "Safety Precautions for Ammunition and Explosives," the Contractor will be responsible for ensuring that the information is transmitted by the most expeditious means available to the Tanker Airlift Control Center (TACC)'s Emergency Action Cell at Scott AFB, Illinois, telephone (618)256-1706.

     c. Aircraft Medical Incidents. Report all aircraft medical incidents in-flight, or while AMC passengers are under the control of the aircraft captain, to the first available QAE or CA, at the next en route station for inflight incidents, or the station where the incident occurs.

     d. DOD Casualties. In cases where a death occurs on a Contractor's aircraft, the following information shall be furnished by telegram to the addresses below, with an information copy to HQ AMC/XOK: Name, service number and component of service identified as Army-USA, Air Force-USAF, Navy-USN, Marine Corps-USMC, Coast Guard USCG.

Army:  Chief Casualty Branch    Navy and Coast Guard:   SEC NAV
       DA Washington DC                                 Washington DC

Marines:      CMC               Air Force:  CSAF
              Washington DC     Washington DC

4.  LEASE OF 463-L PALLETS AND NETS

Whenever the Contractor requires the use of 463-L pallets and associated cargo restraining nets for commercial flights inbound to the continental United States the Contractor shall make a request to the ACO in writing to enter into a lease agreement for the use of such equipment.

                                               SOLICITATION NO:  F11626-94-D0027


5.  CLEARANCES

     a. The Government will make passengers available at airport terminal cleared for travel to and from the United States and will provide the Contractor with all passenger and cargo data necessary for the completion of aircraft clearance including customs, immigration, public health and similar documents. On arrival at the destination airport, the Government will accept passengers at airport terminal and assume all responsibility with respect to such passengers, such as ground transportation, quarantine, etc., provided, however, that the foregoing shall not relieve the Contractor of responsibility for payment of any charges, fees, or taxes based upon use of terminal facilities by or for passengers or cargo, nor shall the Government be obligated to pay or reimburse the Contractor for payment of any such charges.

     b. Contractor will provide the US Immigration Service Form I-94, or such other forms as may be prescribed to those passengers required, by law, to complete while aboard aircraft en route to the US or its possessions.

     c. Nothing in this contract shall relieve the Contractor of its obligation and responsibility to furnish appropriate agencies all required manifest, immigration, and border clearance documents, covering all personnel and cargo aboard the aircraft upon entry into the United States or a foreign country. In the event the Contractor is obliged, pursuant to a court or administrative order of the United States, to pay any fine assessed for violation of any immigration law or regulation resulting from the transportation of a passenger in reliance upon clearance by the Government, the Government will reimburse the Contractor for such fine.

     d. The Contractor is responsible for obtaining necessary landing rights or privileges and visas and passports for crews, route support personnel and Contractor employees. Contractor will comply with the Aircraft Diplomatic Landing and Overfly Clearance Procedures for specific countries as set forth in AMCR 76-8, Chapter 7.

6. SECURITY REQUIREMENTS

     a. Where regular and frequent entry into restricted areas at a military installation is required by Contractor personnel for ground handling of aircraft, the Contractor personnel must meet the requirements established by AFR 205-1, Chapter 11, and DD Form 254 (Attachment 10). Applications for personnel security investigations shall be made to the local chief of security police. (Military installations are airfields that are owned, leased, or controlled by the US Government.)

     b. While on military installations or on military portions of civil installations, Contractor personnel shall comply with security regulations promulgated by the military installation/activity commander. Security regulations are directive in nature and will be adhered to by all contractor personnel. Senior Lodger station managers, both CONUS and overseas, are responsible for ensuring that all contractor personnel are aware of station regulations.

7.  RESPONSIBILITY FOR GOVERNMENT CARGO

     a. Property (hereinafter referenced in this paragraph as Government cargo) placed in Contractor's possession for the sole purpose of air transportation shall not be deemed to be Government Property within the meaning of the Government Property Clause. Government cargo, within the meaning of this paragraph, does not include passenger baggage.

     b. The Government hereby relieves the Contractor of liability for loss of, or damage to, any and all Government cargo transported by the Contractor in performance of this contract, except such loss, destruction and damage resulting from the willful misconduct or lack of good faith of any of the Contractor's managerial personnel, as defined in the contract clauses entitled "Government Property," (Fixed-Price Contract) - Alternate I, and except as follows:

          (1) If, other than at the direction of the Government, it should be necessary to off-load cargo at any en route commercial stations, the Contractor shall immediately notify the ACO. The ACO will be apprised of

                                               SOLICITATION NO:  F11626-94-D0027


the Contractor's arrangements for movement of the cargo to its originally consigned destination. The Contractor shall at his expense be responsible for safeguarding such cargo from loss, theft, or damage by the elements or other causes until such time as the Contractor is relieved of responsibility by the ACO. The provisions of SECTION G apply in determining whether the Contractor should be charged a deficit.

          (2) In the event of an accident, the Contractor will be responsible for providing continuous protection of all cargo aboard the aircraft and for delivery of the cargo to the point designated by the ACO.

          (3) To the extent insurance required by subparagraph b(3) of paragraph entitled, "Passenger and Public Liability Insurance" of this SECTION or the appropriate portion of subparagraph c of paragraph entitled, "Passenger and Public Liability Insurance" of this SECTION (if Combined Single Limit Liability is used), is not required for payment of third party claims, the balance of said insurance shall apply to Government cargo loss, damage or destruction thereto.

     c. Any expenses incurred by the Contractor in connection with safeguarding cargo off-loaded at the direction of the Government at any commercial field will be reimbursable to the Contractor by the Government by a Supplemental Agreement to this contract.

8.  COLLECTIVE BARGAINING UNITS

     a. The contractor agrees to advise the applicable Collective Bargaining Units of the contract requirements set forth in SECTION C paragraph 2.

     b. The Contractor agrees to provide the Contracting Officer, upon request, a copy of any Collective Bargaining Agreement applicable to employees performing on this contract.

9.  PETROLEUM SUPPORT

     a. Upon completion of round trip missions, Contractors are entitled to purchase sufficient POL at Defense Fuel Supply Center (DFSC) standard prices for movement of the aircraft to its nearest home base. For example:
McGuire/Dover/Charleston to Kennedy/Philadelphia/Wilmington or Travis/Norton to San Francisco/Los Angeles/Seattle- Tacoma. If the Contractor is depositioning their aircraft to a point other than its nearest home base, the amount of fuel at DFSC standard prices will not be more than that quantity which would be needed to deposition to the Contractor's nearest home base. For the purpose of purchasing POL in excess of the amount required to deposition to contractor's home base, an AMC mission will be considered a civil aircraft not under contract or charter within the provisions of AFR 144-9. The sale of POL in excess of depositioning POL will be at the DFSC standard price plus a 5.5 percent accessorial and administrative charge, except as provided for in paragraph c, below.

     b. Upon completion of one-way trips Contractors are entitled to purchase sufficient POL at DFSC standard prices for movement of the aircraft to point of origin of the trip or to the home base nearest to the point of origin, if within the general area of the point of origin of the live trip. If the Contractor has commercial business for the ferry trip, the Contractor is entitled to purchase POL at the DFSC standard price from the destination point of the one-way mission to the point of origin of the commercial mission as long as this station is less distant than the original ferry leg.

     c. Upon completion of one-way or round trip missions, Contractors will be allowed to purchase POL at DFSC standard price for ferrying from one coast to another when positioning to originate another AMC mission. Fuel at DFSC standard price also will be provided to permit the return of an aircraft to the opposite coast (or any point short of the opposite coast) if, in fact, the mission originated on the opposite coast regardless of the location of the contractor's home base. Contractors may not transit other Air Force bases en route while ferrying cross country.

                                               SOLICITATION NO:  F11626-94-D0027


10.  LEGAL DOCUMENTS

The Contractor shall submit, simultaneously with its transfer to the DOT, one copy to HQ AMC/XOK and one copy to HQ AMC/JAN of each application, pleading, or other document submitted to said Agency by the Contractor or by any organization of which the Contractor is a member, which application, pleading, or other document pertains, directly or indirectly, to this or any other contract for air transportation to which AMC is a party or is expected to be a party. Included among such pleadings are any pertaining to the leasing of any aircraft listed in Attachment 8.

11.  REQUIRED REPORTS

     a.  FINANCIAL AND MILEAGE REPORT.  The Contractor shall file all required
         ----------------------------
financial information and mileage reports with HQ AMC/LGCA, 402 Scott Dr Unit 2A2, Scott AFB IL 62225-5308,. (Reference DD Form 1423, 001 and 002, Exhibit A)

     b.  FUEL REPORTS.  Carriers providing CAT-B service shall submit monthly
         ------------
fuel reports to HQ AMC/XOKM. (Reference DD Form 1423, 003, Exhibit A)

     c.  DD FORM 489 ANNUAL REPORT. (Geneva Convention Identity Card or -Geneva
         -------------------------
Convention Card). Each CRAF Contractor will submit an annual report of accountability of the DD Form 489, with an as-of date of 1 February in accordance with the instructions identified in paragraph 9-8 and figure 9-3 of AMCR 55-8, Volume I (Reference DD Form 1423, 004, Exhibit A).

     d.  CARRIERS' AIRCRAFT REPORTING.  (Reference DD Form 1423, 005, Exhibit A)
         ----------------------------
CRAF contractors are required to report to HQ AMC/XOKMA and Department of Transportation/OET when a CRAF allocated aircraft is:

          (1)  Destroyed or suffers major damage.

          (2). Sold or leased, to include the identity of the transferee, date and place of transfer, the terms and conditions of the transfer.

          (3). Registered under a different number or removed from US registration.

          (4). Or otherwise unable to satisfy its CRAF commitment, e.g., seizure by a foreign Government.

12.  INVITED CONTRACTOR OR TECHNICAL REPRESENTATIVE STATUS - REPUBLIC OF KOREA

     a. Invited-contractor or technical representative status under the US-ROK SOFA is subject to the written approval of HQ USFK, ATTN: ACJ, APO 96301-0010.

     b. The Contracting Officer will coordinate with HQ USFK, ATTN: ACJ in accordance with DFARS, subpart 225.802, and USFK Reg 700-19. The AC of S, Acquisition Management, HQ USFK, will determine the appropriate contractor status under the SOFA and notify the ACO of the determination.

     c. Subject to the above approval, the Contractor, including their employees and lawful dependents, may be accorded such privileges and exemptions as specified in the US-ROK SOFA, and implemented per USFK Reg 700-19, subject to the conditions and limitations imposed by the SOFA and that regulation. These privileges and exemptions may be furnished during the performance period of the contract, subject to their availability and provided the invited-contractor or technical-representative status is not withdrawn by USFK.

                                               SOLICITATION NO:  F11626-94-D0027


     d. The Contractor officials and employees performing under this contract collectively and separately warrant that they are not now performing, nor will perform during the period of this contract, any contract services or otherwise engage in business activities in the ROK other than those pertaining to the US armed forces.

     e. During the performance of the work in the ROK required by this contract, the contractor will be governed by USFK regulations pertaining to the direct hiring and the personnel administration of Korean National employees.

     f. The authorities of the ROK will have the right to exercise jurisdiction over invited contractors and technical representatives, including officials and employees, and their dependents, for offenses committed in the ROK and punishable by the laws of the ROK. In recognition of the role of such persons in the defense of the ROK, they will be subject to the provisions of paragraphs 5, 7(b), and 9 of the US-ROK SOFA and the related agreed minutes of US-ROK SOFA,
Article XXII. In those cases in which the authorities of the ROK decide not to exercise jurisdiction, they shall notify the US military authorities as soon as possible. On such notification, the military authorities will have the right to exercise such jurisdiction over the persons referred to, as conferred on them by the law of the United States.

     g. Invited contractors and technical representatives agree to cooperate fully with the USFK sponsoring agency and responsible officer on all matters pertaining to logistic support. In particular, contractors will provide prompt and accurate reporting of changes in employee status as required by this regulation to the assigned sponsoring agency.

     h. Invited contractor and technical representative status will be withdrawn by USFK on--

          (1)  Completion or termination of the contract.

          (2) Proof that the contractor or employees are engaged in business activities in the ROK other than those pertaining to US armed forces.

          (3) Proof that the contractor or employees are engaged in practices illegal in the ROK or are violating USFK regulations.

     i. It is agreed that the withdrawal of the invited-contractor or technical-representative status or any of the privileges associated therewith by the US Government, will not constitute grounds for excusable delay by the contractor in the performance of the contract, nor will it justify or excuse the contractor defaulting the performance of this contract; and such withdrawal will not serve as a basis for the filing of any claims against the US Government if the withdrawal is made for the reasons stated in subparagraph h above. Under no circumstances will the withdrawal of such status or privileges be considered or construed as a breach of contract by the US Government. The determination to withdraw SOFA status and privileges by USFK shall be final and binding on the parties unless it is patently arbitrary, capricious, and lacking in good faith.

13.  OPTION TO EXTEND CONTRACT PERFORMANCE

The Government may require continued performance of services for a maximum of six (6) months and the AMC Uniform Rate for FY96 will apply. In the event the Government exercises this option, prices will be determined in accordance with para 2 of SECTION B. This option may be exercised more than once, but the total extension of performance hereunder shall not exceed six (6) months. The Contracting Officer may exercise the option by written notice to the contractor not later than 15 days prior to expiration of the contract. The Government's rights under this paragraph are in addition to those under CLIN 4000 of SECTION B.

14.  5352.204-9001 VISITOR GROUP SECURITY AGREEMENTS (JAN 1990) AFFARS

Prior to beginning operations involving classified information on an installation identified on the DD Form 254 where the Contractor is not required to have a facility security clearance, the Contractor shall enter into a security agreement (or understanding) with the installation commander to ensure that its' security procedures are properly

                                               SOLICITATION NO:  F11626-94-D0027


integrated with those of the installation. As a minimum, the agreement shall identify the security actions which will be performed--

     a. By the installation for the Contractor, such as providing storage and classified reproduction facilities, guard services, security forms, security inspections under DOD 5220.22-M, paragraph 5ag, classified mail services, security badges, visitor control and investigating security incidents; and

     b. Jointly by the Contractor and the installation, such as packaging and addressing classified transmittals, security checks, international security controls, and implementing emergency procedures to protect classified material.

15.  5352.223-9004 SAFETY AND ACCIDENT PREVENTION (APR 1984) AFFARS

     a. In performing work under this contract on a Government installation, the Contractor shall--

          (1) Conform to the specific safety requirement established by this contract;

          (2) Comply with the safety rules of the Government installation that concern related activities not directly addressed in this contract;

          (3) Take all reasonable steps and precautions to prevent accidents and preserve the life and health of Contractor and Government personnel performing or in any way coming in contact with the performance of this contract; and

          (4) Take such additional immediate precautions as the Contracting Officer may reasonably require for safety and accident prevention purposes.

     b. If this contract is performed on an Air Force installation, the Air Force Occupational Safety and Health (AFOSH) Standards developed in accordance with AFR 127- 12, in effect on the date of this contract, apply. If contract performance is on other than an Air Force installation, the Contractor shall comply with the safety rules of that Government installation, in effect on the date of this contract.

     c. The Contracting Officer may, by written order, direct additional AFOSH and safety and accident standards as may be required in the performance of this contract and any adjustments resulting from such direction will be in accordance with the Changes clause of this contract.

     d. Any violation of these safety rules and requirements, unless promptly corrected as directed by the Contracting Officer, shall be grounds for termination of this contract in accordance with the "Default" clause of this contract .

16.  5352.247-1000 AIR SAFETY (NOV 1991) AMCFARS

     a. Contractor is obligated to comply with generally accepted standards of airmanship, training, and maintenance practices and procedures. Contractor must also satisfy DOD quality and safety requirements as described in 32 CFR Part 861
Section 861.3. In addition, contractor shall comply with all provisions of applicable statutes, tenders of service, and contract terms, as such may affect flight safety, as well as with all applicable Federal Aviation Administration Regulations, Air worthiness Directives, Orders, Rules, and Standards promulgated under the Federal Aviation Act of 1958, as amended. Compliance with published standards may not, standing alone, constitute compliance with generally accepted standards of airmanship, training or maintenance.

                                               SOLICITATION NO:  F11626-94-D0027


     b. The cleanliness and orderliness of an aircraft, including the visible components and surfaces thereof affect the ability to inspect an aircraft, may be valid indicators of the overall maintenance level of an aircraft, and
- ------
may have a direct effect on the security and confidence of passengers.
- --------
Therefore, Contractor's failure to keep and maintain all such components and surfaces of the aircraft used in performance of this contract clean, orderly, and in a good state of repair, may be deemed a failure to comply with generally
                               ------------------------------------------------
accepted standards of maintenance to the extent the failures go beyond mere
- ---------------------------------------------------------------------------
cosmetic or housekeeping deficiencies and relate in some manner to confidence in
- --------------------------------------------------------------------------------
the safety, maintenance or air worthiness of the aircraft.
- ----------------------------------------------------------

     c. Should the Government determine that any of the following conditions exist, it may suspend or place in temporary nonuse status Contractor's further performance of airlift transportation services for the Department of Defense:

          (1) Contractor's failure to meet any of the obligations imposed by the preceding two paragraphs;

          (2) Involvement of one of Contractor's aircraft in a serious or fatal accident, incident, or operational occurrence (regardless of whether or not such aircraft is being used in the performance of this contract);

          (3) Any other condition which affects the safe operation of Contractor's flights hereunder.

     d. Such suspension shall be accomplished pursuant to the Air Mobility Command (AMC) and Military Traffic Management Command (MTMC) Commercial Airlift Safety Review Procedures (32 CFR Part 861), which are hereby incorporated in this contract by reference, or any procedures that supersede same which may be adopted by HQ AMC/MTMC from time-to-time. The suspension procedures, including the temporary nonuse, reinstatement, and appeals processes, set out therein, are binding, final, and conclusive. In no event shall suspension or temporary nonuse proceedings, regardless of outcome, give rise to any liability on the part of the Government.

     e. Suspension or temporary nonuse hereunder resulting in unavailability of Contractor aircraft to perform service under this contract shall be treated as failure to maintain authorization to engage in air transportation under the clause of the contract entitled, "REQUIREMENT FOR AUTHORIZATION TO ENGAGE IN AIR TRANSPORTATION."

17. 5352.247-1001 REQUIREMENT FOR AUTHORIZATION TO ENGAGE IN AIR TRANSPORTATION (MAR 1988) AMCFARS

     a. This contract is conditioned upon the Contractor being an air carrier and holding a Certificate of Public Convenience and Necessity issued under
Section 401 of the Federal Aviation Act (FAA of 1958, as amended), or is otherwise authorized by the DOT to engage in air transportation services, holding an Air Carrier's Operating Certificate issued by the FAA under Part 121 of the Federal Aviation Regulations (14 CFR 121) for airlift operated by the offeror (or in the case of a joint venture, the entity of the joint venture operating the aircraft), and participating in the CRAF, if applicable. Furthermore, the Contractor shall not be in a suspension or temporary nonuse status in accordance with the special clause in SECTION H entitled "AIR SAFETY."

     b. If at any time during the performance period of this contract the Contractor is not in compliance with the requirements of paragraph a above, including, but not limited to, instances when the certificate demonstrating compliance with paragraph a above is, (i) suspended by the pertinent regulatory body for any period of time even though the effect of the suspension is stayed pending review by a court of competent jurisdiction, (ii) canceled or revoked in its entirety by the pertinent regulatory body even though the effect of the cancellation or revocation is stayed pending review by a court of competent jurisdiction, or (iii) such certificate or interim operating authority has expired and has not been renewed, then the Contracting Officer may elect any one or a combination of the following courses of action:

          (1) Suspend the Contractor from further performance of all or any part of this contract until such time as the suspension/temporary nonuse imposed by the pertinent regulatory body shall have expired or until such

                                               SOLICITATION NO:  F11626-94-D0027


time as the suspension, temporary nonuse, cancellation, or revocation shall have been finally set aside, removed, or otherwise terminated. The period of suspension of this contract will begin at the time that notice thereof is given by the Contracting Officer to the Contractor's designee named in accordance with paragraph entitled, "Contractor Point of Contact" in SECTION G of this contract. All flights which were scheduled to be flown during the time any such suspension is in effect will be canceled. A unilateral modification reflecting the cancellation and reducing the Government's obligation accordingly will be issued by the Contracting Officer at the Termination of the period during which this contract is suspended or after the expiration of the period of performance of this contract. Any such cancellation is not for the convenience of the Government and is not a termination within the meaning of the clause entitled "Termination for Convenience of the Government (Fixed-Price)." Such cancellation will be accomplished at no cost to either party, and the substitute service provisions of this contract will not apply to such canceled flights.

          (2) Exercise the Government's rights under the special clause of the contract entitled, "Contractor's Failure to Provide Service."

          (3) Terminate this contract in whole or in part under the procedures of the clause entitled "Default." If this contract is terminated for default pursuant to paragraph b, and if it is subsequently determined that termination for default is not appropriate, this contract shall then be considered to have been canceled pursuant to subparagraph b(4) below.

          (4) Cancel this contract in whole or in part. Any such cancellation will be accomplished by the issuance of a unilateral modification and will not be a termination under the provisions of the clause entitled "Termination for Convenience of the Government (Fixed-Price)" and neither party will be liable to the other party for costs incurred as a result of such cancellation.

18.  SUBMISSION OF COST AND PRICING DATA--MOU

     Contractors who are required to submit certified cost and pricing data pursuant to the MOU shall do so within the time specified by HQ AMC/LGC. Failure to provide certified cost and pricing data within the defined time may result in a reduction of such offerors' entitlement for the purpose of awarding business for the forecast year. Mobilization points may be reduced at a rate of one percentage point per day late, up to a maximum reduction of 30 percent. Requirements for submission of certified cost and pricing data are addressed in the MOU and procedures defined in FAR 52.215-10 entitled "Late Submissions, Modifications, and Withdrawal of Proposals."

19.  REQUIREMENT FOR INDEMNIFICATION APPROVAL

     Notwithstanding the inclusion of FAR Clause 52.250-1 and the clause entitled Definition of Unusually Hazardous Risk in Section I (paras 4 & 5) indemnification does not take effect until the contracting officer notifies the contractor by modification that the Commander AMC is implementing indemnification clauses for a specific mission or missions.

20.  CONTRACTOR ACQUIRED INSURANCE

a. The Contractor shall procure and maintain during the entire period of performance under this contract the following minimum insurance in addition to the insurance required by paragraph 2, of this section:


 TYPE                                             AMOUNT

Automobile
- ----------

Bodily Injury Liability                           $200,000 per person
                                                  $500,000 per occurrence

Property Damage Liability

                                               SOLICITATION NO:  F11626-94-D0027


Comprehensive General Liability
- -------------------------------

Bodily Injury Liability                           $500,000 per occurrence

Workmen's Compensation and Employers Liability
- ----------------------------------------------

Workman's Comp & Occupational Disease             Statutory

Employer's Liability                              $100,000


b. Contractor shall comply with the requirements of contract clause "Insurance-Work on a Government Installation" concerning certifications to the Contracting Officer.

21.  CRAF ACTIVATION ACCOUNTING

In order to better identify costs which may be outside the AMC Uniform Rate or other cost adjustment clauses of this contract, it is recommended that separate accounting of costs during CRAF activation be maintained where contractors anticipate extra contractual cost occurrences. The contractor should maintain separate accounts, by job order or other suitable accounting procedures, of all incurred direct costs (less allocable credits) allocable to CRAF activation. If established, such accounts must be maintained for three years after final payment under this contract.

22.  PROVISIONAL PAYMENT OF EQUITABLE ADJUSTMENTS

The contractor may submit requests for equitable adjustment for costs incurred outside the AMC uniform Rate during CRAF activation in accordance with the terms and conditions of this contract. The equitable adjustment request may include a request for provisional payment against the amount requested. The Contracting Officer will review such requests and may approve a provisional payment against such requests for reasonable costs incurred outside the Uniform Rate. The provisional payment amount shall be determined by the Contracting Officer but under no circumstances will payment be approved for any costs that the Contracting Officer does not believe are reasonable, allocable to this contract and incurred as a result of the contract. Any payment made under this clause shall be deducted from the final equitable adjustment settlement. If the provisional payments exceed the final equitable adjustment settlement, the Contractor shall refund the amount of the overpayment to the Government on demand, plus interest at the current US. Treasury rate, in accordance with FAR 32.614.

23.  PROHIBITION OF USE

     a. Based on recent aircraft incidents and accidents which occurred at Guantanamo Bay, Cuba (MUGM), any civil air mission operating under this contract is prohibited from landing on runway 10 at MUGM from 01 Feb 94 until further notice. All commercial aircraft landings must be made during daylight hours only. These restrictions are due solely for safety reasons.

     b. Recognizing the different operating parameters and performance characteristics of civil aircraft, and the variability of local wind conditions, safe landings on runway 28 may not always be feasible. In the event the aircrew determines a safe landing on runway 28 is not feasible, carriers will either return to point of origination, proceed to next destination or divert to filed alternate airfield, as the situation dictates. When feasible, aircrew shall communicate through appropriate means to discuss the options with the TACC or contract administrators. Carriers will be compensated for all miles operated as a result of this airfield restriction and any approved reroute/diversion.

24.  TITILE XIII INSURANCE

Contractor's shall apply for Title XIII insurance from the FAA on all aircraft committed to CRAF as listed in Attachment 8. Contractor's shall promptly notify the FAA of any tail number additions and/or removals in its

                                               SOLICITATION NO:  F11626-94-D0027


fleet. This will ensure contractors are covered during a CRAF activation without delay.

25.  CRAF ALTERNATE LANDING PERMIT

     a. Having applied for and been issued a CRAF Alternate landing permit, the contractor is authorized to use the following airfields as a weather alternate and technical stop: None

     b. The following conditions apply to weather alternates: carriers may include approved weather alternates in their filed flight plans; carriers may refuel and change crews; and carriers shall enplane or deplane passengers or cargo without approval by the installation commander.

     c. The following conditions apply to technical stops; carriers shall not include technical stops in their filed flight plans; carriers may only refuel, change crews, and perform minor maintenance; and carriers shall not enplane or deplane passengers or cargo without approval by the installation commander.

     d. The appropriate service approval authority may revoke landing permits, in whole or in part, during this contract for military reasons (for example, military operations, base closure or drawdown) without incurring any obligation on the part of the Government.

     e. The appropriate service approval authority may revoke landing rights for particular flights during this contract for military reasons (for example, military operations) without incurring any obligation on the part of the Government.

     f. This clause does not obligate the Government to provide services, supplies, equipment, or facilities other than landing, taxing, and parking areas. Fuel and oil purchases, supply and service charges, and landing fees will be governed, as appropriate, by AFR 55-20, AR 95-2, and SECNAVINST 3770.1C. Purchases of fuel made necessary by use of a CRAF Alternate weather or technical stop shall not be considered as part of the fuel adjustment as otherwise provided under the terms and conditions of this contract.

                                            SOLICITATION NUMBER: F11626-94-R0001
                                                CONTRACT NUMBER: F11626-94-D0027

                           PART II - CONTRACT CLAUSES
                                   SECTION I
                                CONTRACT CLAUSES

1.  The following clauses are incorporated by reference:

         FAR
         NUMBER              CLAUSE TITLE                         DATE
         ------              ------------                         ----

         52.202-1            DEFINITIONS                          SEP 1991
         52.203-1            OFFICIALS NOT TO BENEFIT             APR 1984
         52.203-3            GRATUITIES                           APR 1984
         52.203-5            COVENANT AGAINST CONTINGENT          APR 1984
                             FEES
         52.203-6            RESTRICTIONS ON                      JUL 1985
                             SUBCONTRACTOR SALES TO THE
                             GOVERNMENT
         52.203-7            ANTI-KICKBACK PROCEDURES             OCT 1988
         52.203-10           PRICE OR FEE ADJUSTMENT FOR          SEP 1990
                             ILLEGAL OR IMPROPER
                             ACTIVITY
         52.203-12           LIMITATION ON PAYMENTS TO            JAN 1990
                             INFLUENCE CERTAIN
                             FEDERAL TRANSACTIONS
         52.204-2            SECURITY REQUIREMENTS                APR 1984
         52.209-6            PROTECTING THE GOVERNMENT'S          NOV 1992
                             INTEREST WHEN
                             SUBCONTRACTING WITH CONTRACTORS DEBARRED,
                             SUSPENDED, OR PROPOSED FOR DEBARMENT
         52.215-1            EXAMINATION OF RECORDS BY            FEB 1993
                             COMPTROLLER GENERAL
         52.215-2            AUDIT--NEGOTIATION                   FEB 1993
         52.215-22           PRICE REDUCTION FOR                  JAN 1991
                             DEFECTIVE COST OR PRICING
           DATA
         52.215-24           SUBCONTRACTOR COST OR                DEC 1991
                             PRICING DATA
         52.215-27           TERMINATION OF DEFINED               SEP 1989
                             BENEFIT PENSION PLANS
         52.215-33           ORDER OF PRECEDENCE                  JAN 1986
         52.215-39           REVERSION OR ADJUSTMENT OF           JUL 1991
                             PLANS FOR
                             POST RETIREMENT BENEFITS OTHER THAN PENSIONS (PRB)
         52.216-18           ORDERING                             APR 1984
                             The blank in para (a), line 5 is completed as
                             follows:
                             01 Oct 1994 through 30 Sep 1995
                             -------------------------------
         52.216-19           DELIVERY-ORDER LIMITATIONS           APR 1984
                             The blanks are completed as follows:
                             Para (a), line 3 $1,250
                             Para (b)(1) $ 4,000,000
                                         -----------
                             Para (b)(2) $10,000,000
                                         -----------
                             Para (b)(3) 5 days
                                         ------
                             Para (d), line 5 5 days
                                              ------
         52.216-22           INDEFINITE QUANTITY                  APR 1984
                             The blank in para
                             (d), last line is
                             completed as
                             follows:  30 SEP 1995
         52.219-8            UTILIZATION OF SMALL                 FEB 1990
                             BUSINESS CONCERNS AND
                             SMALL DISADVANTAGED BUSINESS CONCERNS
         52.219-9            SMALL BUSINESS AND SMALL
                             DISADVANTAGED BUSINESS
                             SUBCONTRACTING  PLAN                 JAN 1991
         52.219-13           UTILIZATION OF WOMEN-OWNED           AUG 1986
                             SMALL BUSINESSES
         52.220-3            UTILIZATION OF LABOR                 APR 1984
                             SURPLUS AREA CONCERNS
         52.222-1            NOTICE TO THE GOVERNMENT OF          APR 1984
                             LABOR DISPUTES

                                            SOLICITATION NUMBER: F11626-94-R0001
                                                CONTRACT NUMBER: F11626-94-D0027


           FAR
           NUMBER     CLAUSE TITLE                              DATE
           ------     -------------                             ----

           52.222-3   CONVICT LABOR                             APR 1984
           52.222-28  EQUAL OPPORTUNITY PREAWARD
                      CLEARANCE OF                              APR 1984
                      SUBCONTRACTS
           52.222-29  NOTIFICATION OF VISA DENIAL               APR 1984
           52.222-35  AFFIRMATIVE ACTION FOR SPECIAL
                      DISABLED AND VIETNAM ERA VETERANS         APR 1984
           52.222-36  AFFIRMATIVE ACTION FOR
                      HANDICAPPED WORKERS                       APR 1984
           52.222-37  EMPLOYMENT REPORTS ON SPECIAL
                      DISABLED                                  JAN 1988
                      VETERANS AND VETERANS OF THE VIETNAM ERA
           52.223-2   CLEAN AIR AND WATER                       APR 1984
           52.223-6   DRUG-FREE WORKPLACE                       JUL 1990
           52.224-1   PRIVACY ACT NOTIFICATION                  APR 1984
           52.224-2   PRIVACY ACT                               APR 1984
           52.225-11  RESTRICTIONS ON CERTAIN FOREIGN
                      PURCHASES                                 MAY 1992
           52.226-1   UTILIZATION OF INDIAN
                      ORGANIZATIONS AND INDIAN-OWNED
                      ECONOMIC ENTERPRISES                      AUG 1991
           52.227-1   AUTHORIZATION AND CONSENT                 APR 1984
           52.227-2   NOTICE AND ASSISTANCE REGARDING
                      PATENT AND                                APR 1984
                      COPYRIGHT INFRINGEMENT
           52.227-6   ROYALTY INFORMATION                       APR 1984
           52.228-3   WORKERS' COMPENSATION INSURANCE           APR 1984
                      (DEFENSE BASE ACT)
           52.228-4   WORKERS' COMPENSATION AND
                      WAR-HAZARD                                APR 1984
                      INSURANCE OVERSEAS
           52.228-5   INSURANCE--WORK ON A GOVERNMENT
                      INSTALLATION                              SEP 1989
           52.229-3   FEDERAL, STATE, AND LOCAL TAXES           JAN 1991
           52.229-5   TAXES--CONTRACTS PERFORMED IN
                      U.S. POSSESSIONS                          APR 1984
                      OR PUERTO RICO
           52.229-6   TAXES--FOREIGN FIXED-PRICE
                      CONTRACTS                                 JAN 1991
           52.232-4   PAYMENTS UNDER TRANSPORTATION
                      CONTRACTS AND                             APR 1984
                      TRANSPORTATION-RELATED SERVICES CONTRACTS
           52.232-8   DISCOUNTS FOR PROMPT PAYMENT              APR 1989
           52.232-9   LIMITATION ON WITHHOLDING OF
                      PAYMENTS                                  APR 1984
           52.232-11  EXTRAS                                    APR 1984
           52.232-17  INTEREST                                  JAN 1991
           52.232-18  AVAILABILITY OF FUNDS                     APR 1984
           52.232-23  ASSIGNMENT OF CLAIMS                      JAN 1986
                      ALTERNATE I                               APR 1984
           52.233-1   DISPUTES                                  MAR 1994
                      ALTERNATE I                               DEC 1991
           52.233-3   PROTEST AFTER AWARD                       AUG 1989
           52.237-2   PROTECTION OF GOVERNMENT
                      BUILDINGS, EQUIPMENT,                     APR 1984
                      AND VEGETATION
           52.242-13  BANKRUPTCY                                APR 1991
           52.243-1   CHANGES--FIXED-PRICE                      AUG 1987
                      ALTERNATE IV                              APR 1984
           52.244-1   SUBCONTRACTS (FIXED-PRICE CONTRACTS)      APR 1991
           52.244-5   COMPETITION IN SUBCONTRACTING             APR 1984
           52.245-2   GOVERNMENT PROPERTY
                      (FIXED-PRICE CONTRACTS)                   DEC 1989
                      ALTERNATE I                               APR 1984

                                            SOLICITATION NUMBER: F11626-94-R0001
                                                CONTRACT NUMBER: F11626-94-D0027

            FAR
          NUMBER             CLAUSE TITLE                             DATE
         -------             ------------                             ----
         52.246-25           LIMITATION OF LIABILITY - SERVICES       APR 1984
         52.247-5            FAMILIARIZATION WITH CONDITIONS          APR 1984
         52.247-12           SUPERVISION, LABOR, OR MATERIALS         APR 1984
         52.247-21           CONTRACTOR LIABILITY FOR PERSONAL INJURY
                             AND/OR
                             PROPERTY DAMAGE                          APR 1984
         52.247-27           CONTRACT NOT AFFECTED BY ORAL AGREEMENT  APR 1984
         52.247-63           PREFERENCE FOR U.S.-FLAG AIR CARRIERS    APR 1984
         52.248-1            VALUE ENGINEERING              MAR 1989
         52.249-2            TERMINATION FOR CONVENIENCE OF THE       APR 1984
                             GOVERNMENT
                             (FIXED-PRICE)
         52.249-8            DEFAULT (FIXED-PRICE SUPPLY AND SERVICE) APR 1984
                             ALTERNATE I                              APR 1984
                             DEFENSE
          FAR SUP
          NUMBER             CLAUSE TITLE                             DATE
          ------             ------------                             --------

       252.201-7000          CONTRACTING OFFICER'S REPRESENTATIVE     DEC 1991
       252.203-7000          STATUTORY PROHIBITION ON COMPENSATION    DEC 1991
                             TO FORMER DEPARTMENT OF DEFENSE EMPLOYEES
       252.203-7001          SPECIAL PROHIBITION ON EMPLOYMENT        APR 1993
       252.203-7002          DISPLAY OF DOD HOTLINE POSTER            DEC 1991
       252.203-7003          PROHIBITION AGAINST RETALIATORY
                             PERSONNEL ACTIONS                        APR 1992
       252.204-7000          DISCLOSURE OF INFORMATION                DEC 1991
       252.204-7003          CONTROL OF GOVERNMENT PERSONNEL WORK     APR 1992
                             PRODUCT
       252.205-7000          PROVISION OF INFORMATION TO COOPERATIVE  DEC 1991
                             AGREEMENT HOLDERS
       252.209-7000          ACQUISITION FROM SUBCONTRACTORS SUBJECT  DEC 1991
                             TO ON-SITE INSPECTION UNDER THE
                             INTERMEDIATE-RANGE NUCLEAR FORCES (INF) TREATY
       252.215-7000          PRICING ADJUSTMENTS                      DEC 1991
       252.215-7002          COST ESTIMATING SYSTEM REQUIREMENTS      DEC 1991
       252.219-7003          SMALL BUSINESS AND SMALL DISADVANTAGED
                             BUSINESS SUBCONTRACTING PLAN (DOD
                             CONTRACTS)                               APR 1993
       252.219-7005          INCENTIVE FOR SUBCONTRACTING WITH SMALL
                             BUSINESSES,
                             SMALL DISADVANTAGED BUSINESSES, HISTORICALLY BLACK
                             COLLEGES AND UNIVERSITIES,
                             AND MINORITY INSTITUTIONS                DEC 1991
                             The blank in para (a) is  1%.
       252.222-7000          RESTRICTIONS ON EMPLOYMENT OF PERSONNEL  DEC 1991
                             The blank in para (a), line 2 is
                             completed as follows:  HAWAII/ALASKA
                                                    -------------
       252.223-7002          SAFETY PRECAUTIONS FOR AMMUNITION        DEC 1991
                             AND EXPLOSIVES
       252.223-7003          CHANGE IN PLACE OF PERFORMANCE--         DEC 1991
                             AMMUNITIONS AND EXPLOSIVES
       252.223-7006          PROHIBITION ON STORAGE AND DISPOSAL OF   APR 1993
                             TOXIC AND
                             HAZARDOUS MATERIALS
       252.225-7026          REPORTING OF OVERSEAS SUBCONTRACTS       APR 1993
       252.225-7031          SECONDARY ARAB BOYCOTT OF ISRAEL         JUN 1992
       252.227-7031          DATA REQUIREMENTS                        OCT 1988
       252.231-7000          SUPPLEMENTAL COST PRINCIPLES             DEC 1991

                                            SOLICITATION NUMBER: F11626-94-R0001
                                                CONTRACT NUMBER: F11626-94-D0027

       252.233-7000          CERTIFICATION OF CLAIMS AND REQUESTS FOR   APR 1993
                             ADJUSTMENT OR RELIEF
       252.242-7000          POSTAWARD CONFERENCE                       DEC 1991
       252.243-7001          PRICING OF CONTRACT MODIFICATIONS          DEC 1991
       252.249-7001          NOTIFICATION OF SUBSTANTIAL IMPACT ON      DEC 1991
                             EMPLOYMENT

2. 52.203-9 REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY--MODIFICATION (NOV 1990) FAR

          (a)  DEFINITIONS  The definitions set forth in
               -----------
FAR 3.104-4 are hereby incorporated in this clause.

          (b) The Contractor agrees that it will execute the certification set forth in paragraph (c) of this clause when requested by the Contracting Officer in connection with the execution of any modification of this contract.

          (c)  Certification  As required in paragraph (b) of this clause, the
               -------------
officer or employee responsible for the modification proposal shall execute the following certification:

         CERTIFICATE OF PROCUREMENT INTEGRITY--MODIFICATION (NOV 1990)

          (1)  I, Vance Fort, am the officer or employee responsible for the
                  ----------
preparation of this modification proposal and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certification, I have no information concerning a violation or possible violation of subsection 27(a), (b), (d), or (f) of the Office of Federal Procurement Policy Act, as amended* (41 U.S.C. 423), (hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement (contract and modification number).

          (2) As required by subsection 27(e)(1)(B) of the Act, I further certify that to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of [Name of Offeror] who has participated personally and substantially in the preparation or submission of this proposal has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27(a), (b), (d), or (f) of the Act, as implemented in the FAR, pertaining to this procurement.

          (3) Violations or possible violations: (Continue on plain bond paper if necessary and label Certificate of Procurement Integrity--Modification (Continuation Sheet), ENTER NONE IF NONE EXISTS)

                                      NONE
                                      ----

__________________________________________________________________________

__________________________________________________________________________
(Signature of the officer or employee responsible for the modification proposal and date)

_________________________________________________________________________

Vance Fort, Senior Vice President, Government and Legal Affairs
- ---------------------------------------------------------------
(Typed name of the officer or employee responsible for the modification proposal)

*Subsections 27(a), (b), and (d) are effective on December 1, 1990. Subsection 27(f) is effective on June 1, 1991.

                                            SOLICITATION NUMBER: F11626-94-R0001
                                                CONTRACT NUMBER: F11626-94-D0027

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE,
SECTION 1001.

                             (End of Certification)

          (d) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing Contractor responsible for the offer or bid, may rely upon a one-time certification from each individual required to submit a certification to the competing Contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the contractor. If a contractor decides to rely on a certification executed prior to the suspension of section 27 (i.e., prior to December 1, 1989), the Contractor shall ensure that an individual who has so certified is notified that section 27 has been reinstated. These certifications shall be maintained by the Contractor for a period of 6 years from the date a certifying employee's employment with the company ends or, for an agency, representative, or consultant, 6 years from the date such individual ceases to act on behalf of the contractor.

          (e) The certification required by paragraph (c) of this clause is a material representation of fact upon which reliance will be placed in executing this modification.

3. 252.232-7006 REDUCTION OR SUSPENSION OF CONTRACT PAYMENTS UPON FINDING OF FRAUD (AUG 1992) DFARS

          (a) 10 U.S.C. 2307(e) permits the head of the agency to reduce or suspend further payments to the Contractor upon a written determination by the agency head that substantial evidence exists that the Contractor's request for advance, partial, or progress payments is based on fraud. The provisions of 10 U.S.C. 2307(e) are in addition to any other rights or remedies provided the Government by law or under contract.

          (b) Actions taken by the Government under 10 U.S.C. 2307(e) shall not constitute an excusable delay under the Default clause of this contract or otherwise relieve the Contractor of its obligations to perform under this contract.

4.  52.250-1 INDEMNIFICATION UNDER PUBLIC LAW 85-804  (APR 1984) FAR

          (a) "Contractor's principal officials," as used in this clause, means directors, officers, managers, superintendents, or other representatives supervising or directing--

          (1)  All or substantially all of the Contractor's business;

          (2) All or substantially all of the Contractor's operations at any one plant or separate location in which this contract is being performed; or

          (3) A separate and complete major industrial operation in connection with the performance of this contract.

          (b) Under Public Law 85-804 (50 U.S.C. 1431-1435) and Executive Order 10789, as amended, and regardless of any other provisions of this contract, the Government shall, subject to the limitations contained in the other paragraphs of this clause, indemnify the Contractor against--

          (1) Claims (including reasonable expenses of litigation or settlement) by third persons (including employees of the Contractor) for death; personal injury; or loss of, damage to, or loss of use of property;

                                            SOLICITATION NUMBER: F11626-94-R0001
                                                CONTRACT NUMBER: F11626-94-D0027


          (2) Loss of, damage to, or loss of use of Contractor property, excluding loss of profit; and

          (3) Loss of, damage to, or loss of use of Government property, excluding loss of profit.

          (c) This indemnification applies only to the extent that the claim, loss, or damage (1) arises out of or results from a risk defined in this contract as unusually hazardous or nuclear and (2) is not compensated for by insurance or otherwise. Any such claim, loss, or damage, to the extent that it is within the deductible amounts of the Contractor's insurance, is not covered under this clause. If insurance coverage or other financial protection in effect on the date the approving official authorizes use of this clause is reduced, the Government's liability under this clause shall not increase as a result.

          (d) When the claim, loss, or damage is caused by willful misconduct or lack of good faith on the part of any of the Contractor's principal officials, the Contractor shall not be indemnified for--

               (1) Government claims against the Contractor (other than those arising through subrogation); or

               (2) Loss or damage affecting the Contractor's property.

          (e) With the Contracting Officer's prior written approval, the Contractor may, in any subcontract under this contract, indemnify the subcontractor against any risk defined in this contract as unusually hazardous or nuclear. This indemnification shall provide, between the Contractor and the subcontractor, the same rights and duties, and the same provisions for notice, furnishing of evidence or proof, and Government settlement or defense of claims as this clause provides. The Contracting Officer may also approve indemnification of subcontractors at any lower tier, under the same terms and conditions. The Government shall indemnify the Contractor against liability to subcontractors incurred under subcontract provisions approved by the Contracting Officer.

          (f) The rights and obligations of the parties under this clause shall survive this contract's termination, expiration, or completion. The Government shall make no payment under this clause unless the agency head determines that the amount is just and reasonable. The Government may pay the Contractor or subcontractors, or may directly pay parties to whom the Contractor or subcontractors may be liable.

          (g)  The Contractor shall--

          (1) Promptly notify the Contracting Officer of any claim or action against, or any loss by, the Contractor or any subcontractors that may be reasonably be expected to involve indemnification under this clause;

          (2) Immediately furnish to the Government copies of all pertinent papers the Contractor receives;

          (3) Furnish evidence or proof of any claim, loss, or damage covered by this clause in the manner and form the Government requires; and

          (4) Comply with the Government's directions and execute any authorizations required in connection with settlement or defense of claims or actions.

          (h) The Government may direct, control, or assist in settling or defending any claim or action that may involve indemnification under this clause.

                                            SOLICITATION NUMBER: F11626-94-R0001
                                                CONTRACT NUMBER: F11626-94-D0027

5.  DEFINITION OF UNUSUALLY HAZARDOUS RISK

1.  Definitions:

          A. "Civil Reserve Air Fleet (CRAF) Mission" means the provision of airlift services under this contract (1) ordered pursuant to authority available because of the activation of CRAF or (2) directed by Commander, Air Mobility Comand (AMC/CC) or his successor for missions substantially similar to or in lieu of those ordered pursuant to formal CRAF activation.

          B. "Airlift Services" means all services (passenger, cargo, or medical evacuation) and anything the contractor is required to do in order to conduct or position the aircraft, personnel, supplies, and equipment for a flight and return. Airlift Services include Senior Lodger and other ground related services supporting CRAF missions. Airlift Services do not include any services involving any persons or things which, at the time of the event, act, or omission giving rises to a claim, are directly supporting commercial business operations unrelated to a CRAF mission objective.

          C.  "War risks" means risks of:

          (1) War (including war between the Great Powers), invasion, acts of foreign enemies, hostilities (whether declared or not), civil war, rebellion, revolution, insurrection, martial law, military or usurped power, or attempt at usurpation of power.

          (2) Any hostile detonation of any weapon of war employing atomic or nuclear fission and/or fusion or other like reaction or radioactive force or matter.

          (3) Strikes, riots, civil commotion's, or labor disturbances related to occurrences under subparagraph (1) above.

          (4) Any act of one or more persons, whether or not agents of a sovereign power, for political or terrorist purposes and whether the loss or damage resulting therefrom is accidental or intentional, except for ransom or extortion demands.

          (5) Any malicious act or act of sabotage, vandalism, or other act intended to cause loss or damage.

          (6) Confiscation, nationalization, seizure, restraint, detention, appropriation, requisition for title or use by or under the order of any Government (whether civil or military or de facto) or public or local authority.

          (7) Hijacking or any unlawful seizure or wrongful exercise of control of the aircraft or crew (including any attempt at such seizure or control) made by any person or persons on board the aircraft or otherwise, acting without the consent of the insured.

          (8) The discharge or detonation of a weapon or hazardous material while on the aircraft as cargo or in the personal baggage of any passenger.

2. For the purpose of the contract clause entitled "Indemnification Under Public Law 85-804 (APR 1984)," it is agreed that all war risks resulting from the provision of airlift services for a CRAF mission in accordance with the contract are unusually hazardous risks, and shall be indemnified to the extent that such risks are not covered by insurance procured under Title XIII of the Federal Aviation Act or other insurance, because such insurance has been canceled, has applicable exclusions, or has been determined by the government to be prohibitive in cost.

                                            SOLICITATION NUMBER: F11626-94-R0001
                                                CONTRACT NUMBER: F11626-94-D0027

The government's liability to indemnify the contractor shall not exceed that amount for which the contractor commercially insures under its established policies of insurance.

3. Indemnification is provided for personal injury and death claims resulting from the transportation of medical evacuation patients whether or not the claim is related to war risks.

4. Indemnification of risks involving the operation of aircraft, as discussed above, is limited to claims or losses arising out of events, acts, or omissions involving the operation of an aircraft for airlift services for a CRAF mission, from the time that aircraft is withdrawn from the contractor's regular operations (commercial, DOD, or other activity unrelated to airlift services for a CRAF mission) until it is returned for regular operations. Indemnification with regard to other contractor personnel or property utilized or services rendered in support of CRAF missions is limited to claims or losses arising out of events, acts, or omissions occurring during the time the first pre-positioning of personnel, supplies and equipment to support the first aircraft of the contractor used for airlift services for a CRAF mission is commenced until the timely removal of such personnel, supplies and equipment after the last such aircraft is returned for regular operations.

5. Indemnification, is contingent upon the Contractor maintaining, if available, non premium insurance under Title XIII of the Federal Aviation Act and normal commercial insurance, as required by this contract or by other competent authority. Indemnification for losses covered by a contractor self-insurance program shall only be on such terms as incorporated in this contract by the contracting officer in advance of such a loss.

6.  252.223-7004 DRUG-FREE WORK FORCE (SEP 1988/DFARS)

  (a) Definitions. (1) Employee in a sensitive position, as used in this clause, means an employee who has been granted access to classified information; or employees in other positions that the Contractor determines involve national security, health or safety, or functions other than the foregoing requiring a high degree of trust and confidence.

     (2) Illegal drugs, as used in this clause, means controlled substances included in Schedules I and II, as defined by section 802(6) of title 21 of the United States Code, the possession of which is unlawful under chapter 13 of that Title. The term "illegal drugs" does not mean the use of a controlled substance pursuant to a valid prescription or other uses authorized by law.

  (b) The Contractor agrees to institute and maintain a program for achieving the objective of a drug-free work force. While this clause defines criteria for such a program, contractors are encouraged to implement alternative approaches comparable to the criteria in paragraph (c) that are designed to achieve the objectives of this clause.

 (c) Contractor programs shall include the following, or appropriate alternatives:
     (1) Employee assistance programs emphasizing high level direction, education. counseling, rehabilitation, and coordination with available community resources;
     (2) Supervisory training to assist in identifying and addressing illegal drug use by Contractor employees;

     (3) Provision for self-referrals as well as supervisory referrals to treatment with maximum respect for individual confidentiality consistent with safety and security issues;

     (4) Provision for identifying illegal drug users, including testing on a controlled and carefully monitored basis. Employee drug testing programs shall be established taking account of the following:

        (i) The Contractor shall establish a program that provides for testing for the use of illegal drugs by employees in sensitive positions. The extent of and criteria for such testing shall be determined by the Contractor based on considerations that include the nature of the work being performed under the contract, the employee's duties, the efficient use of Contractor resources, and the risks to health, safety, or national security that could result from the failure of an employee adequately to discharge his or her position.

        (ii) In addition, the Contractor may establish a program for employee drug testing-
           (A) When there is a reasonable suspicion that an employee uses illegal drugs; or
           (B) When an employee has been involved in an accident or unsafe practice;
           (C) As part of or as a follow-up to counseling or rehabilitation for illegal drug use;
           (D)  As part of a voluntary employee drug testing program.
        (iii) The Contractor may establish a program to test applicants for employment for illegal drug use.

                                            SOLICITATION NUMBER: F11626-94-R0001
                                                CONTRACT NUMBER: F11626-94-D0027

        (iv) For the purpose of administering this clause, testing for illegal drugs may be limited to those substances for which testing is prescribed by section 2.1 of subpart B of the "Mandatory Guidelines for Federal Workplace Drug Testing Programs" (53 FR 11980 (April 11 1988)), issued by the Department of Health and Human Services.

  (d) Contractors shall adopt appropriate personnel procedures to deal with employees who are found to be using drugs illegally. Contractors shall not allow any employee to remain on duty or perform in a sensitive position who is found to use illegal drugs until such times as the Contractor, in accordance with procedures established by the Contractor, determines that the employee may perform in such a position.

  (e) The provisions of this clause pertaining to drug testing program shall not apply to the extent they are inconsistent with state or local law, or with an existing collective bargaining agreement; provided that with respect to the latter, the Contractor agrees that those issues that are in conflict will be subject of negotiation at the next collective bargaining session.

7.  52.252-2 CLAUSES INCORPORATED BY REFERENCE (JUN 1988) FAR

   This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

                                                SOLICITAITON NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027


PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
- ------------------------------------------------------------

SECTION J - LIST OF ATTACHMENTS AND EXHIBITS
- --------------------------------------------

ATTACHMENTS
- -----------

NUMBER
NO.           NAME                                                     OF PAGES
- ---------     ----------------------------------------------------     --------
1             Performance Work Statement Passenger Service, dated
              06 January 1994                                             11

2             Specifications, Terms and Conditions forCategory-B
              Passenger Aircraft used in International Operations,
              dated 06 January 1994                                        6

3             Inflight Meal Schedule/Service, dated 06 January 1994        2

4             Procedures for Interlining Baggage for
              Passengers, dated 06 January 1994                            4

5             Performance Work Statement Cargo Service, Category
              B Cargo, dated 06 January 1994                               5

6             Performance Work Statement Cargo Service, Category
              A Cargo, dated 06 January 1994                               3

7             Specifications, Terms and Conditions for Mixed
              Passenger and Cargo Aircraft used in International
              Operations, dated  06 January 1994                           1

8             List of Aircraft, 06 January 1994                            1

8A            List of Aircraft Supporting use of                           3
              Another Carrier's MVP's, 17 June 1994

9             Civil Reserve Air Fleet (CRAF) dated 17February 1994        48

10            Publications and Forms, dated 06 January 1994                4

11            DD Form 254, Department of Defense
              Contract Security Classification Specification,
              dated Dec 90                                                10

12            Government Furnished Equipment, 17 JUN 94                    5

13            Teaming Arrangement Agreement Certfications                  5

EXHIBITS
- --------

A             DD Forms 1423, Contract Data Requirements List
              (CDRL), dated 17 Dec 93                                      2


B            DD Forms 1664, Data Item Description, dated Apr 89            6

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027

                                  ATTACHMENT 1

                           PERFORMANCE WORK STATEMENT

                               PASSENGER SERVICE

1. Government passengers (Cat-B ) shall be provided service as detailed herein and such service shall as a minimum be equal to that service afforded coach class passengers. Passenger service shall be performed in accordance with the following:

1.1.  BOARDING/LOADING.
      ----------------

1.1.1. The flight attendant or contractor representative shall check the boarding passes as passengers board the aircraft. In case of a discrepancy, the Contractor shall immediately advise the Government in order to resolve the discrepancy.

1.1.1.1. A member of the Contractor's crew shall be responsible for weight and balance of the aircraft.

1.1.2. The contractor shall furnish for all trips at originating, en route, turnaround, and terminating points, personnel available three (3) hours in advance of all scheduled trip departures or actual arrival, whichever is earlier, to provide the necessary information and coordination with Government representatives if, at the beginning of the month, scheduled frequency into a station is three or more transits during a months operation. Each station may waive the three hour reporting requirement and establish through the contract administrator acceptable reporting times.

1.1.3. The Contractor shall perform passenger processing, predeparture, and post arrival passenger service, commensurate with scheduled airline standards to include passenger assistance and briefing, in accordance with procedures developed by the ACO or his delegated representative.

1.1.4. Flight manifests, listing the passengers to be moved, shall be furnished to the Contractor by the Government. The Contractor shall annotate the passenger manifest indicating the passengers who checked in for the mission.

1.1.5. The Contractor shall verify onboard passenger count to cross check the manifest listing.

1.1.6. Contractor will endeavor to store a 3-month supply, but in no case less than a 30 day supply of passenger amenity kits base on forecasted carriage for each flight they are contracted to operate from a CONUS commercial gateway. Contractor will notify the AMC Detachment Chief/Alternate of reorder requirements. Boxes contain approximately 200 kits per 5 cubic foot box. Contractor will be advised of delivery date within 10 days of placing the reorder request. Contractor will provide HQ AMC/DOJP a complete shipping address of their designated agent responsible for storing these kits. DOD-contract carrier passenger cabin personnel will offer and distribute amenity kits to passengers shortly after aircraft boarding/departure from CONUS commercial gateways. At destination, passenger cabin crew will stow undistributed kits for return to a CONUS gateway.

1.2.  LIMITATIONS OF CARRIAGE.  Refusal, Cancellations, or Removal.  The
      -----------------------
Contractor may refuse to carry, cancel the reserved space of, or remove enroute any passenger when, in the exercise of its reasonable discretion, Contractor decides:

1.2.1.  Such action is necessary for reasons of safety.

1.2.2. Such action is necessary to prevent violation of any applicable laws, regulations,

                                                                          ATCH 1
                                                                 06 January 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027


or orders of any state or country to be flown from, into, or over.

1.2.3. The conduct, status, age, or mental or physical condition of the passenger is such as to:

1.2.3.1. Require special assistance of the Contractor over and above that offered to his commercial passengers.

1.2.3.2.  Cause discomfort or make himself objectionable to other passengers.

1.2.3.3. Involve any hazard or risk to himself or to other persons or to property.

1.2.3.4.  The passenger fails to observe the instructions of the carrier.

1.2.4. If the question arises of an aircraft being overloaded, the Contractor shall decide in its reasonable discretion the number of passengers or weight of articles which shall be carried.

1.3.  ACCEPTANCE OF CHILDREN
      ----------------------

1.3.1 Children at least 8 years, but under 12 years of age, shall be accepted for carriage unaccompanied provided:

1.3.1.1. They are accompanied to the airport at the time of departure by a parent, guardian, or responsible adult who shall remain with the child until enplaned and evidence is presented by such parent, guardian, or responsible adult that the child will be met at the airport of arrival by another parent, guardian, or responsible adult upon deplaning.

1.3.1.2. A health certificate is presented from a competent physician certifying that the child does not suffer from any communicable disease and that the child's health will not be impaired by air travel.

1.3.1.3. The flight on which space is held is not expected to terminate short of or by-pass destination due to weather conditions.

1.3.1.4.  The child shall  not be permitted to stopover en route.

1.3.2. Children under 18 years of age will be required to give satisfactory assurance to the contractor that they have permission from their parents or guardians to undertake the trip and in the case of international travel, they will be in the charge of a responsible adult while in the country of destination.

1.3.3. The contractor shall not accept any financial, guardianship, or other responsibilities beyond those applicable to an adult passenger.

1.3.4. The age limit referred to in this rule shall be the age of the child at the date of commencement of carriage. The contractor may require satisfactory evidence establishing the child's age.

1.4.  Reserved.

1.5.  CARE OF PASSENGERS DURING MISSION DELAYS.
      ----------------------------------------

1.5.1. The Contractor is responsible to provide care for the on-board passengers and the Government is responsible for the care of passengers to be boarded at originating, enroute, and turnaround stations during non controllable delays. However, when requested by the Government, the Contractor shall care for all passengers manifested at close-out time of the flight at the delay station, and all space required passengers that check-in at enroute and turnaround stations. The delay time will be mutually agreed upon between the Government and the Contractor to allow proper delay evaluation prior to caring for the passengers. When requested by the Government, the

                                                                          ATCH 1
                                                                 06 January 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027

Contractor shall also care for passengers upon arrival to CONUS station(s) when the arrival time is after a reasonable hour for passengers to make onward travel connections. Care of passengers to include billeting and transportation to and from billeting area. Meals and personal expenses, i.e., telephone calls, TV, etc., shall not be provided. The Contractor shall submit an invoice supported by receipts by billets and transportation charges to HQ AMC/XOKMA for reimbursement of these charges. The Government shall effect fair and reasonable payment to the Contractor upon receipt of a valid invoice.

1.5.2.  LATE CONUS ARRIVAL:  In the event any contractor flight is delayed at
        ------------------
any point and (a) the passenger mission arrives the CONUS 4 hours or more after scheduled arrival time; (b) actual arrival time is later than 2000 hours local; and (c) late arrival is due to controllable reasons, the Contractor shall be required to care for passengers who are unable to make onward travel connections due to the late arrival. The Contractor shall provide the following care: overnight billeting, hot meals, and transportation to and from the meal and billeting areas.

1.5.3.  OTHER CONTRACTOR CONTROLLABLE DELAYS:  In the event a flight is delayed
        ------------------------------------
and the delay is contractor controllable, the Contractor shall provide hot meals and transportation to the feeding point if the delay extends over a meal period for all passengers manifested at the close-out time of the flight at the delay station, and all space required passengers that check in at enroute stations.
If a controllable delay requires an overnight stay, the Contractor is responsible for meals, transportation, and billeting at the origin, enroute and destination stations (if applicable). The Contractor is responsible only for those passengers manifested at the scheduled manifest close-out time. Overnight billeting will be considered when the delay is more than 4 hours, or crew rest is required due to the length of the delay, or a passenger convenience delay is declared. A passenger convenience delay and/or overnight billeting determination will be declared only by a Contracting Officer at DET 4/5 Operating Location or HQ AMC/XOK. Slot time requirements at all airfields, etc., shall be made by the appropriate personnel prior to declaring a passenger convenience delay or overnight billeting.

1.5.4.  DIVERSIONS.
        ----------

1.5.4.1. If the Contractor overflies an enroute station due to Contractor controllable reasons, the passengers awaiting transportation at the overflown station and the passengers who were to be off-loaded at the overflown station are the responsibility of the Contractor. This includes passenger care and transportation to manifested destination.

1.5.4.2. If the Contractor overflies an enroute station due to an uncontrollable diversion, the passengers awaiting pickup at the enroute station are the responsibility of AMC. However, the Contractor is responsible for care of the passengers on the aircraft who were to be off-loaded at the overflown enroute station until they are delivered by the Contractor at Contractor's expense to the manifested destination; or until such time as the Government provides suitable air transportation. The Contracting Officer or his representative will coordinate with the carrier's representative and arrange transportation for the delayed passengers as soon as possible on the first military or contract flight, if possible. Whenever suitable transportation is available but not used, the passengers become the responsibility of AMC. With the approval of the Contracting Officer or representative, the carrier may decide to move the overflown passengers by air or suitable ground transportation to the overflown station or care for the passengers until the Government provides suitable air or other transportation. For a turnaround station without any other traffic stops within the same general area, the Contracting Officer or representative may authorize the Contractor to provide ground transportation from the diversion point to and from the turnaround point.

1.6.  BAGGAGE.
      -------

1.6.1.  INSPECTION BY CONTRACTOR.  The Contractor has the right, but not the
        ------------------------
obligation, to verify in the presence of the passenger, the contents of his baggage, and in the case of unaccompanied baggage, to open

                                                                          ATCH 1
                                                                 06 January 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027

and examine such baggage whether or not the passenger is present. The existence or exercise of such right shall not be construed as an agreement, expressed or implied, by the Contractor to carry such contents as would otherwise be precluded from the carriage.

1.6.2.  DANGEROUS, DAMAGEABLE, OR UNSUITABLE BAGGAGE.  Contractor shall not be
        --------------------------------------------
required to accept baggage articles which are likely to endanger the aircraft, persons, or property, which are likely to be damaged by air carriage or which are unsuitably packed, or the carriage of which is forbidden by any applicable laws, regulations, or orders of any state to be flown from, into, or over. Liquids, firearms, explosives, munitions, corrosives, and articles which are easily ignited can only be carried with prior consent of the carrier and be in compliance with all DOT and DOD regulations.

1.6.3.  FREE BAGGAGE ALLOWANCE.  Each passenger shall be allowed free baggage as
        ----------------------
follows:

1.6.3.1. Two pieces of checked baggage each of which the sum of the greatest outside length plus the greatest outside height plus the greatest outside width does not exceed 62 inches, and the weight does not exceed 70 pounds per piece.
NOTE: For weight- restricted flights, the carrier is only obligated to transport 70 pounds of personal baggage for each passenger per para 2.5.5.

1.6.3.2. One or more additional pieces of baggage of which, measured together if more than one piece of baggage, the sum of the greatest outside length plus the greatest outside height plus the greatest outside width does not exceed 45 inches, provided that such additional piece(s) of baggage are carried on-board the aircraft, retained in the passenger's custody and capable of being stowed under the passenger's seat, in the overhead rack, or in the garment bag rack. Due to in-flight safety, the overhead rack will be used for baggage at the discretion of the flight attendant/passenger service agent.

1.6.3.3. A passenger may check a duffel bag, sea bag, or B-4 bag which exceeds the limits prescribed above and one piece not exceeding those same limits defined above. In addition one or more pieces of baggage of which, measured together do not exceed the hand carried baggage limits as defined above, provided that such additional piece(s) of baggage are carried on-board the aircraft, retained in the passenger's custody, and capable of being stowed under the passengers seat. Excess baggage will be transported at the rates specified in SECTION B when the passenger's AMC Transportation Authorization (MTA) or orders specifically provides for the excess. If the MTA does not authorize excess baggage or if the passenger has more baggage than authorized, the passenger will be responsible for making arrangements with the Contractor or other agency to move excess baggage at the passengers expense. Contractor shall annotate authorized excess baggage on the AMC passenger list and forward to the AMC Reporting Station.

1.6.3.4.  ADJUDICATION OF LOST, DAMAGED, AND PILFERED BAGGAGE.  All claims for
          ---------------------------------------------------
lost, damaged, and pilfered baggage will be settled with AMC passengers within 60 days of the contract carrier receiving the case file from the Baggage Service Centers. Carriers must acknowledge receipt of case files and notify the baggage service center of final adjudication with the passenger. Carriers shall also provide the baggage service center with a list of required items needed from the passenger to expedite the final adjudication process for lost, damage, and pilfered baggage.

1.6.4  PETS.  Pets (dogs and cats) will be carried on CATEGORY B service.  The
       ----
number of pets and movement of pets in the cabin will be as mutually agreed upon by the carrier and the contracting officer. The weight of accompanied pets, when accepted, including the containers carried, will not be included in the free baggage allowance of the passenger and the passenger will be assessed the applicable excess baggage weight charge. A maximum of 2 small pets, up to 30.8 pounds (14kg) each, from the same litter or household may be shipped in the same container. The shipment of small pets in the cabin shall be allowed in accordance with the carrier's policy and FAA regulations.

1.6.4.1. Pets shall be crated in an IATA-approved container and accompanied by valid health and rabies

                                                                          ATCH 1
                                                                 06 January 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027

vaccination certificates, entry permits and other documents required by countries of entry or transit will be accepted for carriage at the owner's risk and subject to requirements of the contractor.

1.6.4.2. If the carrier is unable to move prebooked pets because of equipment malfunction, the carrier shall assume liability for all billeting and subsistence for care of passenger and pets. AMC will attempt to arrange alternate transportation within 24 hours of the original scheduled departure. At no time will carrier liability for care of pets exceed 48 hours.

1.6.5. Seeing Eye Dogs: Dogs trained to lead the blind shall be carried free of charge in addition to the normal free baggage allowance provided that such a dog accompanies a passenger with impaired vision dependent upon it, and is properly harnessed and does not occupy a seat. However, such dog shall not be carried unless proper permits are obtained for entry into the country or territory of destination or countries and territories of transit where such permits prior to reservations being made. If any country or territory on the route prohibits the entry of dogs, carriage will be refused.

1.6.6. Live animals other than pets (1.6) and "seeing eye" dogs (1.6.2.) shall be carried when approved by service headquarters and mutually agreed upon by the carrier (HQ AMC/XONPO is responsible for getting this approval). These animals shall be carried in accordance with FAA regulations and paragraph 1.6. All government-sponsored animals, such as working dogs, shall be transported as cargo.

1.6.7. The government will not pay additional charges for the carriage of live animals or pets.

1.6.8.  BAGGAGE LIABILITY - CATEGORY B-The Contractor shall  be responsible and
        ------------------------------
liable for the loss, damage, or destruction of checked baggage, unchecked baggage, and items of personal property in the possession of the passenger on all Category B flights performed under this contract to the extent hereinafter stated in this paragraph. The liability for checked baggage will exist from the time the passenger checks his baggage for the flight involved until he recovers it at his destination. this liability exists irrespective of whether baggage handling is by Contractor personnel, Government personnel, or self-service. Contractor's liability for checked baggage is limited to the actual value of the item or items lost, damaged., or destroyed, not to exceed $9.50 per pound time the weight of the packed outermost carrying case (such as bag or suitcase) containing such item or items. Contractor's liability for checked baggage is limited to a maximum of 140 lbs per passenger when pooled (two pieces not exceeding 70 lbs total). The Contractor's liability for unchecked baggage and items of personal property is for the actual value, not to exceed $420.00 per passenger. Actual value shall be based upon actual replacement cost to the passenger if the item has been replaced at the time of the claim and upon the replacement purchase cost at the permanent station of the passenger if the item has not been replaced at the time of the claim. Contractor's liability for unchecked baggage and items of personal property in the possession of passengers exists only for the loss, damage, or destruction occasioned by aircraft accident or otherwise caused by the Contractor. Any lower limitation of liability to which the Contractor might otherwise be entitled will not be applicable and the provisions of this paragraph will prevail over any such lower limitation. (Claims for lost or damaged baggage will be submitted to the Contractor on AMC Form 134 (Baggage Irregularity Report.))

1.6.9.   LIMITATION OF LIABILITY.  The liability of the Contractor for the loss
        ------------------------
of, or damage to, or delay in the delivery of baggage, shall not exceed $20.99 per kilogram (2.2 pounds) for checked baggage and $400.00 for unchecked baggage and items of personal property, except in those cases in which excess value charges have been paid pursuant to paragraphs 3.4.1 through 3.4.5. For carriage wholly between points in the United States, the Contractor's liability for checked or unchecked baggage and items of personal property shall be limited to an amount equal to the value of such property which shall not exceed $750.00 unless a higher value is declared in advance and additional charges paid, pursuant to paragraphs 3.4.1 through 3.4.5. above.

1.7.  CUSTOMS INSPECTION.  If required, the passenger must attend inspection of
      ------------------
their baggage, checked or unchecked, by customs or other Government officials.

                                                                          ATCH 1
                                                                 06 January 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027

2.  CATEGORY B OPERATIONS.  In addition to the requirements stated in paragraph
    ---------------------
1. of this attachment, the following provisions are applicable specifically to performance of Category B operations. Category B transportation means the transportation in planeload lots of passengers and/or cargo. All aircraft utilized must conform to the requirements of Attachment 2 and be licensed, operated and maintained in accordance with all applicable rules and regulations of the FAA, DOT, and USDA, giving particular attention to the responsibility of the air carriers to perform air transportation services with the highest degree of safety. The aircraft while performing missions under this contract will not be considered public aircraft. This includes the recording or reporting of routine and special air reports on meteorological information as specified in Federal Aviation Regulations (FARs) 91.125 and 121.561 and in ICAO Manual, "Procedures for Air Navigation Services Rules of the Air and Traffic Services." Contractor shall also comply with all pertinent US Military regulations and directives at all military installations.

2.1.  SPECIFICATIONS.  Specifications for standards of service and flight
      --------------
comfort needs are contained in Attachment 2.

2.2.  OPERATIONS.
      ----------

2.2.1. The contractor shall provide the transportation representative (Quality Assurance Evaluator) with an aircraft capability in both pounds and seats based upon the critical leg of the mission, 3 hours prior to departure time.

2.2.2. The Government shall have the right to on-load and/or off-load traffic at all points listed in the item descriptions set forth in the contract. In addition, the Government shall have the right to on-load and/or off-load traffic at any operational stops made enroute for the Contractor's convenience plus any diversion stops made, providing it does not interfere with the Contractor's scheduled ground operation. When an operational stop will exceed 1 hour in duration, the passengers shall be permitted to debark from the aircraft. The Contractor shall assume full responsibility for the passengers during the time required for the operational stop.

2.2.3. In all cases where landings are made for fuel or maintenance at stations where AMC command control facilities or units are not established, including enroute or diversion stops, the Contractor (crew member, local representative, or responsible dispatch office) shall report advisory arrival and departure information within 10 minutes of occurrence by telephone or electronic means as follows:

2.2.3.1. ARINC: For all missions info the HQ AMC TACC/DOCA BLVOCMC for all missions.

2.2.3.2. CONUS: If ARINC is not available, use telephone notifications. Call HQ AMC TACC/DOCA (618) 256-1747.

2.2.3.3.  Overseas:  If operating in the Pacific theater notify HQ AMC TACC/DOCW
(618) 256-1749. Aircraft transiting the European theater will notify HQ AMC TACC/DOCE (618) 256-1748.

2.2.3.4. Arrival and departure information for paragraphs 2.2.3.1. and 2.2.3.2. above will include the following:

ARRIVAL                             DEPARTURE

Mission Number                       Mission Number
FAA Aircraft Registration Number     FAA Aircraft Registration Number
 (Tail Number)                        (Tail Number)
Station                              Station
Time of Arrival                      Actual Departure Time (ADT)

                                                                          ATCH 1
                                                                 06 January 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027
*Estimated Time of Departure (ETD)   Next Station
Next Station                         Estimated Time of Arrival (ETA)

          * If mission is delayed beyond ETD, report delay cause and estimated time aircraft will be in commission (ETIC) and revised ETD.

2.2.4. When transiting a station at which a Command Post/Operations Officer, Airlift Control Element (ALCE), AMC Liaison Office (AMCLO), or other AMC airlift representative is located, the Contractor shall provide that local AMC agency an estimated block time at least 2 hours prior to arrival. On a follow-on mission, the contractor shall provide the following to the AMC Operations Center/Command Post at the last off-load station prior to the ferry leg:

2.2.4.1.  FAA aircraft registration number (Tail number).

2.2.4.2.  ETD from last off-load station.

2.2.4.3.  ETA at first on-load station after ferry leg.

2.2.4.4.  Applicable mission number.

2.2.5. Thirty minutes prior to arrival, Contractor shall notify all originating, transiting, and terminating Operations Center/Command Post (1) by VHF radio where equipment is available; and/or (2) within 20 to 30 minutes prior to arrival by telephone at stations where Contractor air-to-ground radio capability exists the following information:

2.2.5.1.  Mission number.

2.2.5.2.  FAA aircraft registration number (Tail number).

2.2.5.3.  Verify or revised ETA.

2.2.5.4.  Maintenance status.

2.2.5.5.  Fuel required (as applicable).

2.2.5.6. Any other operational information that will reduce ground time or enhance ground handling activities.

2.2.6. AMC AF Operations Centers are concerned with mission monitoring status. All problems associated with mission accomplishment will be directed to the ACO or appropriate Contract Administrator for resolution.

2.2.7. When positioning within CONUS for the initial on-load of a Special Assignment Airlift Mission (SAAM) or exercise mission, the Contractor shall provide the AMC mission identifier, aircraft tail number and ETA to the cognizant division within the HQ AMC TACC Operations Center. The above also applies to missions positioning overseas. This information shall be reported as soon as the aircraft departs the last station prior to positioning at the on-load station originating the SAAM or exercise mission. If a mission will be delayed beyond the scheduled or contractual positioning time, report the cause for delay and the estimated revised ETA.

2.2.8. When an aircraft is operating from a commercial airport to a military air base, the carrier (dispatcher, captain, etc.) shall relay the departure time and estimated time of arrival to destination through the tie-in at the FAA Flight Service Station (FSS) for relay to the destination military airport.
This reporting applies to live, ferry, and positioning flights.

                                                                          ATCH 1
                                                                 06 January 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027

2.2.9. In order to provide adequate notification to the destination station, the Contractor shall notify the AMC terminal (as specified by the ACO for each normally used commercial gateway) as soon as possible after the actual departure of the mission and provide (a) flight number, (b) FAA aircraft registration number (Tail number), (c) destination of aircraft, (d) actual departure time,
(e) estimated time of arrival, and (f) those Government sponsored individuals who departed on the flight.

2.2.10.  CHANNEL EXTENSION. (Reimbursable)

          a. Twelve hours in advance of flight departure time, AMC will furnish the contractor at the origin boarding station with a passenger list identifying the travelers booked for that flight. The passengers will present the contractor an appropriate travel authorization (travel order). The contractor will annotate the passenger list indicting whether the passenger appeared or no showed. The contractor shall attach a copy of the traveler's orders to, and sign the passenger list. Manifests for flights originating at the contract channel extension should be presented to the senior flight attendant for drop off with the gateway personnel at the next stop.

          b. The contractor shall arrange for all flight processing the include verification of travel documents, tagging checked baggage, baggage handling, and other contracted passenger care requirements for flights originating or terminating at a channel extension. Originating missions will be opened for check-in not later than 4 hours prior to departure. Excess baggage and pets shall be processed. Assistance may be obtained from the military representative present. Selection and processing of space available travelers will be accomplished by the military representative present at the origin contract channel extension site.

          c. Arriving flights shall receive the same baggage service as exercised at Philadelphia, Charleston, St. Louis and Los Angeles. In addition, ground support personnel shall be available to assist passengers with lost, damaged, or pilfered baggage claims.

2.3.  PASSENGER MANIFESTING.  For all Category B passenger missions (except SAAM
      ---------------------
and exercise) operating through Charleston, Los Angeles, Philadelphia, and St Louis International airports, AMC will perform passenger manifesting and check in to include border clearance inspections, boarding, seat assignment, issuance of boarding pass, baggage weighing, tagging, and placing of baggage on conveyor at baggage check in. Contractor shall perform all other functions.

2.4  MAXIMUM STANDARD PAYLOAD.
     -------------------------

2.4.1  The 'Maximum Standard Payload' as used by AMC in its Uniform Negotiated
- ------------------------------------------------------------------------------
Rates and Rules, is the same as the Guaranteed Allowable Cabin Load (GACL or
- ----------------------------------------------------------------------------
ACL).  The GACL is the number of seats and/or weight of cargo for which the
- ---------------------------------------------------------------------------
Contractor guarantees to make capacity available to the Government.  The
- ------------------------------------------------------------------------
Government agrees to use this amount as the price basis regardless of whether
- -----------------------------------------------------------------------------
the Government utilizes the full guaranteed capacity on any given flight.
- -------------------------------------------------------------------------

2.4.2. AMC may utilize up to the maximum standard ACL of passengers and their allowable baggage. In order to maximize the benefits of the standard ACL, the carrier shall not be allowed to block off any area of the aircraft for nonuse or load route support crew or equipment (as authorized by the ACO in Section C, para 13), over the maximum standard ACL. (Route support authorization shall be determined in accordance with Section C, para 13.)

2.5.  ON-LOADING.
      ----------

2.5.1. The Government will load according to the Contractor provided, planned load breakdown and is responsible for the accuracy of the actual on-load weights provided to the Contractor and entered on the local

                                                                          ATCH 1
                                                                 06 January 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027

station load summary, or Contractor's form, by loading supervisor. The Contractor (aircraft commander or other designated crew member) is responsible for visually checking the cargo load, its security and tie-down so that FAA requirements are met.

2.5.2.  PASSENGER MISSION ON-LOADING AT A MILITARY INSTALLATION.  The
        -------------------------------------------------------
Contractor's representative shall provide the Government with the aircraft capability in both pounds and seats based upon the critical leg of the mission, 3 hours prior to departure time. The Contractor may use the station's local load summary form or Contractor's form. As a minimum, the following shall be shown:

2.5.2.1.  Trip number/date.

2.5.2.2.  Type aircraft.

2.5.2.3.  ACL in passenger seats/pounds this leg.

2.5.2.4.  ACL in passenger seats/pounds critical leg.

2.5.2.5.  Cube allowable in the belly compartments.

2.5.2.6.  Belly compartment weight by compartment.

2.5.3. The Contractor's representative shall sign the local station load planning form to indicate receipt of actual load breakdown.

2.5.4. Contractor shall furnish seat selection charts conforming to the configuration and seat numbering system of its aircraft, to the QAE at originating and turnaround stations for each Category B mission. Seat selection charts must clearly identify the location of all emergency exits. Where required seat spacing results in less rows of seats than are indicated in the aircraft's overhead numbering system, the excess row numbers/seats should be blanked out, with tape or otherwise, to minimize confusion. The flight attendant or contractor representative shall check boarding passes as passengers board the aircraft. In case of a discrepancy, the Contractor shall immediately advise the Government in order to resolve the discrepancy.

2.5.5. The Government shall be entitled to have transported, on each all-passenger flight and each mixed flight, 70 pounds of personal baggage (and/or mail, courier material, cargo) for each passenger carried. If for reasons caused by the Contractor, the Contractor can not transport all of such baggage, the Government may withhold passengers (and their baggage) whose baggage can not be carried and charge the Contractor a deficit for those passengers pursuant to SECTION G. The Government may require the Contractor to transport courier material, mail, additional baggage in any amount not in excess of 245 pounds multiplied by the difference between the number of passengers furnished by the Government and the passenger ACL. Mail and cargo required to be transported will be of such weight and configuration as to fit readily in otherwise unused space within the cargo or baggage compartment of the aircraft, or both, without the interference with baggage stowage; and mail, baggage, or cargo will not be stowed in the cabin or passenger compartment.

2.5.6. The following standardized weights are used by DOD units for planning of movements.

2.5.6.1.  NORMAL PASSENGER LOADS.  This is a mixed load of military members and
          ----------------------
their dependents. This load is very similar to that experienced by civil carriers on scheduled flights. The DOD uses weights in accordance with FAA AC 120-27A; i.e., adults -- 175 pounds; children 2 to 12 - 80 pounds; plus 70 pounds checked baggage. TOTAL: Adults - 245 pounds.

2.5.6.2.  NONCOMBAT EQUIPPED MILITARY PERSONNEL.  A full load of military
          -------------------------------------
personnel, without spouses and children, and without combat equipment. The DOD uses 175 pounds plus 20 pounds of hand

                                                                          ATCH 1
                                                                 06 January 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027

carried baggage, plus 70 pounds of checked baggage. TOTAL: 265 pounds.

2.5.6.3.  COMBAT EQUIPPED MILITARY PERSONNEL.  This represents the standard
          ----------------------------------
combat soldier as would be seen in large exercise movements such as REFORGER, TEAM SPIRIT, BRIGHT STAR, etc.

2.5.6.3.1 Combat-equipped troops with carry-on baggage and 70 pounds of checked baggage: 280 pounds.

2.5.6.3.2 Combat-equipped troops with web gear and weapon, carry on baggage and 70 pounds of checked baggage: 302 pounds.

2.5.6.3.3 Combat-equipped troops with web gear, weapon, carry-on baggage, ruck sack and 70 pounds of checked baggage: 380 pounds.

2.5.6.3.4 Actual scaled weights of individuals with uniform, boots, helmet, weapon, web gear, and hand-carried baggage will be used in lieu of standard body weights. If scales are not available, interrogated weights of individuals can be used. Use the following additive item weights to determine the total weight of the individual:

           - Boots:  5 pounds
           - Helmet:  5 pounds
           - Uniform:  5 pounds
           - Web Gear:  12 pounds
           - Weapon:  10 pounds
           - Hand-carried Baggage:  20 pounds

2.5.6.4. Contractors may request interrogated weights of passengers and baggage 8 hours prior to positioning for the flight. DOD users moving on SAAMs/Exercises will weight all LD-3 containers and 463-L pallets and loose loaded baggage prior to loading in aircraft baggage pits and will furnish those weights to carrier personnel.

2.5.7. Carriers shall insure that their ground handlers meet the following baggage off- load times:

          a. DV/EL baggage will be available for pick-up not later than 10 minutes after aircraft block time. This baggage is clearly marked with DV/EL tags and is the last baggage loaded.

          b. The first piece of containerized baggage should be on the arrival carousel not later than 15 minutes after block time, with the last piece arriving at:

           NUMBER OF PASSENGERS ON AIRCRAFT    TIME

           1 - 165                             20 minutes after block-in
           166 - 375                           45 minutes after block-in
           376 - 499                            1 hour after block-in

          c. The first piece of floor loaded baggage should be on the arrival carousel not later than 15 minutes after block time, with the last piece arriving at:

           NUMBER OF PASSENGERS ON AIRCRAFT    TIME

           1 - 165                              30 minutes after block-in
           166 - 375                             1 hour after block-in
           376 - 499                             1 hour 30 minutes after block-
                                                   in

                                                                          ATCH 1
                                                                 06 January 1994

           d. The above standards will apply based solely on the block-in time, regardless of early or late.

           e. Failure to meet these standards will be considered unsatisfactory performance.

2.5.8.  INFLIGHT MEAL SCHEDULE AND COMPLIANCE.  Contractor shall provide
        -------------------------------------
inflight meals equal to those provided to economy class passengers on scheduled commercial passenger flights. Menus will be approved by the ACO and shall be served in accordance with the schedule set forth in Attachment 3.

3.3.  POOLED BAGGAGE.  All passengers traveling as a group (listed on the same
      --------------
MTA or under the same orders) to a common destination on the same flight shall be permitted a total free baggage allowance equal to the combination of their individual free baggage allowances. Baggage in excess of the combined free baggage allowance of the total number of passengers in that group, who moved on the same flight, will be subject to charges for excess baggage. Passengers with baggage in excess of the amount authorized on their MTA or orders will pay the Contractor for the excess at rates specified.

3.4.  EXCESS VALUE CHARGES.
      --------------------

3.4.1 A value for baggage in excess of $20.00 per kilogram (2.2 lbs) may be declared by the passenger. When such declaration is made, a charge for value in excess of $20.00 per kilogram (2.2 lbs) will be assessed by each Contractor participating in the carriage, at the rate of $.50 for each $100.00 of excess value of fraction thereof up to a maximum total valuation of $5000.00.

3.4.2. Excess value charges are payable by the passenger and will not be paid by the U.S. Government.

3.4.3. Valuation Limit of Baggage. No baggage of any one passenger having a declared value in excess of $5000 will be accepted for carriage unless special arrangements therefore have been made in advance between the passenger and Contractor(s) concerned.

3.4.4. Collection of Excess Value Charges. Excess value charges will be payable at the point of origin for the entire journey to final destination; provided, that if at a stopover enroute, a passenger declares a higher excess value than that originally declared, additional excess value charges for the increased value from the stopover at which the higher excess value was declared to final destination will be payable.

3.4.5 Payment of Baggage Charges. Contractor will not be obligated to carry baggage until the passenger has paid all applicable charges or has complied with credit arrangements established by Contractor. However, when a traveler's MTA or orders authorized excess baggage, the carrier must issue an excess baggage charge on the auditors coupon of the commercial ticket or issue an excess baggage ticket. In either case AMC will reimburse the carrier for authorized excess baggage upon receipt of the carrier's claim. The submitted claim must be accompanied by a copy of the MTA showing excess baggage authorization and documentation showing total passengers and total bags moved. The carrier representative shall annotate on the MTA, auditor's coupon or baggage ticket the number of bags the traveler actually checked in. The traveler in turn will validate the number of bags checked in by signing the document.


                                                                          ATCH 1
                                                                 06 January 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027

                                  ATTACHMENT 2

                     SPECIFICATIONS, TERMS, AND CONDITIONS
                       FOR CATEGORY-B PASSENGER AIRCRAFT
                        USED IN INTERNATIONAL OPERATIONS

1.  FLIGHT COMFORT NEEDS  The aircraft and passenger service will be
    --------------------
commensurate with those used in regularly scheduled commercial international operations. The minimum requirements are:

1.1.  SEAT SPECIFICATIONS  Passenger seats will be of such design as to afford
      -------------------
optimum comfort during flight and shall be commensurate with the seat specifications used in commercial international standards.

1.2.  Reserved.

1.3.  AISLES  The aisles must allow unobstructed passage to toilets, doorways,
      ------
and other passenger-accessible positions. On wide-bodied aircraft the aisles shall be at least 16 inches wide, (15 inches wide on B707/DC-8 aircraft) measured parallel to the floor at all levels up to and including the arm rests. The aisle may be displace laterally not more than two inches at either end of the passenger compartment. (This provision is included to permit adjustments necessitated by the taper of the aircraft fuselage, and will not be interpreted to allow staggered aisles.) Seating configuration shall not exceed ten abreast for wide-bodied aircraft.

1.4.  LAVATORIES  A minimum of two complete, serviceable lavatories shall  be
      ----------
provided. An additional complete lavatory shall be provided for each 40 passengers or fraction thereof in excess of 80 passengers. The commode shall be placed to allow adequate leg room and the fixtures shall be so arranged to accommodate an adult and child with the door closed. The facility shall be equipped with a door with an inside lock which can be opened with a key from the outside, a mirror, a wash bowl, and an electric razor outlet. The lavatory shall be supplied with adequate toilet tissue, sanitary napkins, towels, soap, and sufficient supply of potable wash water. The wash water tanks must be serviced with potable water; and the wash water dispensed must be potable.

Lavatories shall not be used to store company material or refuse from meal service except that refuse from meal service may be stored in not more than two lavatories after the passengers have been instructed to fasten seat belts in preparation for descent prior to landing.

1.5.  CABIN ENVIRONMENTAL CONTROL  Cabin air temperature and ventilation shall
      ---------------------------
be maintained to insure a passenger comfort index, as indicated below, at all times. Aircraft shall not be positioned for a flight unless the cabin environmental control systems are fully operational and are capable of maintaining a uniform inflight cabin temperature between 68 and 74 degrees Fahrenheit without excessive drafts. The ventilating system shall supply outside air at the rate of at least 10 cubic feet per minute per passenger. The temperatures indicated herein will apply whenever passengers are aboard, inflight or on the ground. When the aircraft transits a commercial airport, it shall be the Contractor's responsibility for positioning, operation and depositioning of Contractor furnished ground air conditioning or heating units.

1.6.  FLOOR COVERING  Floor covering in the passenger compartment shall be of
      --------------
the fibrous or vinyl rug type commensurate with the floor covering used in regularly scheduled commercial service. Floor covering in the aircraft entrance, aisle and buffet area may be of the type normally found in commercial service, i.e., fibrous, vinyl, rubber mat. Convertible aircraft must have the same minimum floor covering when passengers are being carried. Seat tracks must have inserts or be covered with appropriate material.

1.7.  BLANKETS AND PILLOWS  One blanket, commensurate with commercial scheduled
      --------------------
or charter service shall be provided for at least 50 percent of the seats and at least one pillow for 90 percent of the seats in the aircraft. These must be maintained in a sanitary condition. The pillows furnished shall have clean and sanitary (cloth or paper) covers.

                                                                          ATCH 2
                                                                 06 January 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027

1.8.  OVERHEAD STORAGE  Aircraft shall be equipped with headliners and overhead
      ----------------
storage facilities, equivalent to those furnished on passenger-configured aircraft used in regular commercial scheduled service.

1.9.  APPROPRIATE LIGHTING  Cabin lighting shall be provided to properly serve
      --------------------
the needs of the passengers.

1.10.  FLIGHT ATTENDANT KIT  In addition to requirements contained in FAR
       --------------------
121.309, Appendix 4, the aircraft shall be equipped with a passenger service kit (Flight Attendant Kit) which shall include, as a minimum, the following medical items: (Wide bodied aircraft must contain twice the quantities listed.)

              ITEM                                   AMOUNT
              Acetaminophen (No Aspirin)             50 tablets
              Ammonia Inhalant                       1 package (10 ampoules)
              Motion sickness tablets; prohibit
               bonamine and marezine as a safeguard  50 tablets
              Ointment, Topical Bacitracin           2 ounce (two 1 ounce or
                                                      four 1/2 ounce tubes)
              Alka Seltzer or Bromo Seltzer          50 tablets
              Cotton, absorbent, compressed          1 each 1 ounce package
              Band-aids, 3/4" x 3"                   1 package (18 each)
              Betadine swabs                         1 package (10 ampoules)

1.11.  AIRCRAFT APPEARANCE  Prior to flight loading, cabin and lavatory space
       -------------------
shall be appropriately serviced, removing any dirt and debris from prior flights to assure an initially clean condition upon departure. Aircraft exterior shall be cleaned, if necessary, to assure a presentable appearance.

1.12.  HEADREST COVERS  Clean and sanitary disposable headrest covers (cloth or
       ---------------
paper) shall be supplied for each seat designed to accommodate one (i.e. velcro/other fastening device) prior to loading at the station of origin. If the seat has permanent headrest covers, they will compliment the seat fabric in decor and be replaced/cleaned whenever they become unsanitary. If the seat back is not equipped for a headrest cover, the fabric/seat covering material will be sanitary and free from stains.

1.13.  BASSINETS  Bassinets shall be provided for infants under one year of age,
       ---------
in addition to a seat. Bassinets shall be capable of being installed securely in the seat without restricting the recline of adjacent passenger seats. A supply of six (6) disposable diapers shall also be available.

1.14.  AIR SICKNESS CONTAINERS  Each seat shall be provided with clean
       -----------------------
airsickness containers which are to be replaced as used.

1.15.  POTABLE WATER  All water and ice shall be potable and handled under
       -------------
sanitary conditions.

1.16.  INFLIGHT SERVICE  Inflight service shall include collection of recurrent
       ----------------
debris and maintenance of cabin and lavatory facilities in clean condition. Contractors shall insure the appropriate instruction of flight personnel as to disposition of waste so as to prevent misuse of lavatory facilities. Trash and garbage receptacles shall be kept sanitary and clean at all times. On those aircraft not designed with chute disposals, trash and garbage receptacle shall be lined with removable plastic bags.

1.17.  CREW COMPARTMENT  Fixed bulkheads shall be provided, separating the crew
       ----------------
compartment from the passenger compartment.

1.18.  NOISE  The acoustical noise levels in the aircraft shall not exceed the
       -----
requirements of Specification MIL-A-8806 (ASG) including the normal cruise power criteria given in Table IV.

                                                                          ATCH 2
                                                                 06 January 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027


1.19.  READING MATERIAL  Current reading material, to include a reasonable
       ----------------
supply of current popular magazines equal in number to 30 percent of the passenger ACL, shall be provided on aircraft carrying passengers. The magazines shall consist of a selection of twelve popular titles (six issued monthly and six issued weekly) and these shall be placed in magazine racks located in the fore and aft passenger compartment of the aircraft. A current magazine is one which is dated during last sixty days. Carriers will not be penalized for carrying additional material older than 60 days.

1.20.  LAVATORIES  Access to lavatories shall not be blocked to the passengers
       ----------
during the flight unless the latrine becomes inoperative.

1.21.  SMOKING POLICY  Smoking is NOT allowed on any AMC commercial contract
       --------------
aircraft.

1.22.  INFLIGHT AMENITIES  Contractor shall provide inflight amenities kits on
       ------------------
each flight consisting of adult playing cards and writing portfolios equal in number to five percent of the ACL and fun kits for children consisting of games, puzzles, coloring/drawing materials and pilot/cabin attendants wings etc. equal in number to ten percent of the ACL.

1.23.  INFLIGHT MOVIES AND STEREO  Inflight movies and stereo shall be provided
       --------------------------
on all wide body aircraft used regularly in AMC operations at no charge to the passenger. Headset costs must be submitted to HQ AMC/LGCA with rate cost packages. This same service shall also be provided on narrow body aircraft that are so equipped.

1.24.  TOWELLETTE SERVICE  On flights over 6 hours, the Contractor shall provide
       ------------------
towellette service prior to each hot meal and one hour before landing. Meal service criteria reflected in Attachment 3, will be used to establish times for providing towellette service. Towellette service will not be required on flight segments serving only snacks or beverages. As a minimum, towellette should be approximately 7 3/4 X 9 3/8 inches, disposable, white, scented, of rayon fabric and moistened with hot/cold water dependent upon season. Cloth towel suitable but not required.

2.  FLIGHT ATTENDANTS  The number of flight attendants shall be as established
    -----------------
by the FAA for passenger aircraft. Such attendants shall be stationed in the passenger compartment in seats approved by FAA during takeoffs and landings. It is required that such personnel be adequately trained in first aid, use of emergency equipment and food sanitation. They shall be qualified in accordance with US Public Health requirements pertaining to food handlers. All attendants shall be thoroughly familiar with the use of the public address system, required briefings and flight advisory information that is furnished passengers. The attendants shall speak the English language in a fluent and coherent manner.

3.  SANITATION  Requirements of the International Air Transport Association
    ----------
'Food Hygiene in Air Transport: Recommended Code of Practice' and the World Health Organization 'Guide to Hygiene and Sanitation in Aviation' shall apply.

4.  FOOD SERVICE
    ------------

4.1. The Contractor shall furnish hot inflight meals, cold plates and snacks in accordance with the schedule set forth in Attachment 3. Meal service provided shall be no less than the standards of service provided to the economy class passenger by the contractor on scheduled commercial or charter flights. Menu content shall be subject to approval by the ACO. Menus shall be rotated using the schedule used on commercial scheduled or charter flights but at least every quarter. When requested by the AMC representative, the contractor shall make available representative samples of meals. (Eating utensils for breakfast, lunch and dinner must be stainless; plastic is not acceptable). Utensils for snack service may be plastic, approximately five inches in length. Slip-on trays shall be provided for seats without seat backtrays. The use of pillows in lieu of trays will not be permitted.

                                                                          ATCH 2
                                                                 06 JANUARY 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027

4.2. Contractor may purchase inflight meals from military installations when a suitable commercial source is not available. Purchase of such meals shall be for cash or contractor check only. No credit is authorized. The price for each meal will be the actual food costs of the basic meal and supplements as computed monthly at base level plus applicable surcharge.

4.3. Equipment shall be available for refrigerating and warming baby foods and formula; also, an emergency supply of baby foods, not less than two units of meat, two vegetables, plus two desserts or fruits shall be available.

5.  BRIEFING PROCEDURES  Contractor shall ensure passengers are properly
    -------------------
instructed by the appropriate crew member prior to take-off and briefed in flight relative to the following: (Do not include statement that these are AMC requirements.)

5.1. How life preservers are to be donned, stressing that they will be donned only on the order of a member of the flight crew. (Applicable only to overwater flight.)

5.2. The location and use of emergency oxygen equipment stressing that parents don their own masks first and then assist their children and further that after each passenger has donned their mask to check whether the next person has donned theirs properly.

5.3.  The physical location of emergency exits.

5.4. The physical location of life rafts. (Applicable only to overwater flights.)

5.5. In addition, in briefing and passenger handling procedures, all aircraft commanders shall comply with instructions received from the Contracting Officer.

5.6. In flight, a member of the crew shall brief the passengers on points of geographical interest enroute; the altitude at which the aircraft is flying; a statement addressing the availability of reading material, a general statement regarding the weather (i.e., rainy, cold, good, etc.), the ground temperature and the estimated time of arrival at the terminating station. The remark for military destination stations will include the military designation plus the geographical location (e.g., McGuire AFB, Wrightstown, New Jersey).

5.7. In the pre-landing announcement upon arrival at the US Port of Entry, include a statement that USDA prohibits importation of fresh fruits and meat sandwiches and therefore such items cannot be carried off the aircraft and that the US Customs Service advises that in all cases where undeclared agricultural products are found in baggage they will be seized. Further, when the aggregate domestic value of such item(s) amounts to $3.00 or more, a penalty equal to the domestic value shall be assessed against the passenger.

5.8. The flight crew, prior to beginning of fuel servicing, shall brief passengers regarding the fact that fuel servicing will be conducted, and the restrictions on smoking, operation of electronic equipment, and personnel movement. Passengers shall not enter or exit the aircraft, and their movement shall be limited to that necessary for personal comfort, for example, use of the latrines. Also, the flight crew shall insure required exits are open.

6.  CREW UNIFORM AND PERSONAL APPEARANCE REQUIREMENTS  All crew members shall
    -------------------------------------------------
wear clean, neat appearing uniforms of a standard design and color as specified by the Contractor. The flight attendants' uniforms shall be of such a fit as to assure the flight attendants' unrestricted movements in rendering assistance to passengers during emergencies in the air, on the ground or in the water.

7.  INTERIOR DECOR OF THE AIRCRAFT
    ------------------------------

7.1. The interior decor shall be consistent with and of a style and color combination to be commensurate with the interior of passenger aircraft used in regularly scheduled US commercial international operations.

                                                                          ATCH 2
                                                                 06 January 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027

7.2. Windows in the passenger compartment shall be equipped with a curtain or other acceptable device which will allow the passenger to regulate the light coming from outside of the aircraft.

7.3. Life rafts shall be enclosed and the enclosure consistent with the color decor of the interior of the aircraft.

7.4. The rail system with all components thereto and cargo tiedown equipment shall be removed from the cabin on convertible aircraft when passengers are being carried.

7.5. Any protrusions, handles, brackets or other mechanisms that may be a safety hazard shall be removed or sufficiently padded and covered to provide adequate safeguard from passenger injury. The covering shall be consistent with the color decor of the interior of the aircraft.

8.  SAFETY BARRIERS  All passenger and/or cargo doors used for the on-
    ---------------
loading/off-loading of passengers and/or cargo aboard contract aircraft shall be equipped with a safety barrier (strap, net, or bar) at chest or waist level.
The safety barrier shall be in place when the cabin/cargo door is open except when actually on-loading/off-loading pax/cargo or when loading stairs are positioned.

9.  LD-3 BAGGAGE CONTAINERS  Contractor shall furnish one complete set of
    -----------------------
baggage containers for each wide body aircraft used in AMC Channel passenger operations. Serial numbers shall be furnished to AMC/XOKM. Contractor shall allow these containers to remain in the AMC operation. Carrier shall arrange to lease to AMC necessary additional LD-3 containers to sustain containerized baggage operation on wide body aircraft. AMC/XONP will maintain tracking system to control the flow and location of containers as follows:

9.1.  AT COMMERCIAL/MILITARY STATIONS  Contractor shall send a departure message
      -------------------------------
or letter to DET 1, 375 Trans., PO Box 10305, St. Louis, Missouri 63145-0305 listing by nine digit number all containers on board. Also, after the last departure of the Zulu day, send a nine digit serial number container inventory message or letter to DET 1, 375 Trans., PO Box 10305, St. Louis, Missouri 63145-0305.

10.  BAGGAGE COMPARTMENT BARRIER NET  Barrier type nets shall be installed and
     -------------------------------
used in the baggage compartment of all passenger and convertible aircraft.

11.  DEODORIZATION  Contractor shall deodorize the aircraft passenger
     -------------
compartment before each mission at the originating and turnaround stations.

12.  CARRIAGE OF WEAPONS  The carriage of weapons in the passenger compartment
     -------------------
aboard commercial aircraft is authorized in accordance with FAR 108-11. The following provisions to this authorization will apply only to SAAM/Exercise/contingency operations that specify the carriage of weapons aboard commercial aircraft in the OPLAN or mission directive:

12.1. The total cabin load of the aircraft is under the exclusive use by US military forces.

12.2.  All firearms shall be unloaded, clip magazines removed and safety on.

12.3. All individuals with hand carried weapons shall stow the weapons flat on the floor under the seat in front of them. Other gear will be stowed either under the seats or in overhead compartments. Crew served weapons and any excess gear shall be required to be put into the lower deck baggage compartments.

12.4.  Hazardous materials shall not be carried in the passenger compartment.

13.  PASSENGER MANIFEST  The passenger manifest will list names of each
     ------------------
passenger on board, except in case of families only, the senior family member name will be listed, with the total number of family members

                                                                          ATCH 2
                                                                 06 January 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027

listed in the adjacent column. For compliance with FAR Section 121.693(e), the originating AMC terminal will maintain the full names of all passengers for a minimum of three months.

14.  AIRCRAFT IDENTIFICATION  Aircraft shall have the name of the operating
     -----------------------
contractor on both sides of the fuselage commensurate with industry practice. Any name other than the operating contractor must be approved by the contracting officer, prior to departure.

                                                                          ATCH 2
                                                                 06 January 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027

                                  ATTACHMENT 3

                         INFLIGHT MEAL SCHEDULE/SERVICE

1.  Inflight meal schedule/service for Category B missions is as follows:

1.1.  LOCAL TIME AT ORIGINATING STATION OF MISSION:
      ---------------------------------------------

When a mission is scheduled
to depart originating station
between the hours of:            0201-0800   0801-1400  1401-2200     2201-0200

                                 Breakfast   Noon Meal  Evening Meal  Snack
Meals shall be served in
the following sequence
between the hours of:            0230-0930   1000-1500  1600-2300     2330-0300

1.2. Required meal service shall be based on the above serving times and scheduled duration (in hours and minutes) of non-stop mission segments specified below:

1.2.1.  LONG RANGE MISSIONS:  Those missions where the entire mission is over 6
        -------------------
hours in duration, according to the AMC published schedule.

1.2.1.1. Segment less than 2 + 00 - no meal or snack required unless specified by the ACO. EXCEPTION: A heavy snack shall be served between St Louis and Philadelphia (both ways) and between Osan and Yokota (one way only). Also, when a mission consists of two or more consecutive segments, each less than two hours in duration, a heavy snack shall be served on one segment.

1.2.1.2.  Segment 2 + 00 to 4 + 00 - One snack.

1.2.1.3.  Segment 4 + 01 to 6 + 00 - One meal.

1.2.1.4.  Segment 6 + 01 to 9 + 00 - One meal plus one snack.

1.2.1.5.  Segment over 9 + 01 - Two meals (No EXCEPTION).

1.2.2.  SHORT RANGE MISSIONS:  Those missions where the entire mission is 6
        --------------------
hours or less in duration, according to the AMC published schedule.

1.2.2.1.  Segment less than 1 + 30 - No meal or snack required.

1.2.2.2.  Segment 1 + 31 to 3 + 00 - One snack.

1.2.2.3. Segment 3 + 01 to 6 + 00 - One meal. EXCEPTION: A snack may be served if a meal was served on the immediate preceding segment or if the mission is scheduled to depart between 2200-0200 local.

1.3.  No more than 6 hours shall elapse between servings.

1.4. In the event of mission delays occurring at originating, enroute, or turnaround stations not in excess of 4 hours, the originally scheduled meal service shall be utilized upon departure, except the passengers may be ground fed with the appropriate meal.

                                                                          ATCH 3
                                                                 06 January 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027

1.5.  Eating utensils for breakfast, lunch, and dinner meals shall be stainless.

EXCEPTION: Eating utensils for snack service may be plastic, approximately 5 inches. On SAAM or exercise missions, heavy duty plastic utensils at least 6 inches in overall length may be used.

1.6. Passengers shall be offered a choice of two entrees for the breakfast/lunch and dinner meals. Where the noon and evening meal are served on the same flight, a different entree shall be offered for each meal.

1.7. Beverages; that is, coffee, tea, milk, and carbonated drinks shall be available to passengers throughout each leg of each mission. Contractor shall have a minimum of 6 ounces of carbonated soft drinks per passenger on board when departing the normal catering station. Non carbonated beverages also may be served, but shall be in addition to the minimum required quantity of carbonated beverages. Full alcoholic beverage service, beer, wine, and mixed drinks will be made available to passengers on all contract flights subject to carriers' normal rules as to age, sobriety and schedule unless otherwise directed by the Contracting Officer. Charges may be made to passengers commensurate with commercial operation.

1.8.  Special holiday menus shall be served on Thanksgiving and Christmas.

2. When an unusual flight schedule reasonably precludes meeting above requirements, appropriate deviations may be approved by the contract administrator.

3. USDA/USCS Preclearance Program (SAAMs/exercise missions only). Red meats and fresh fruits can not be served in snacks on precleared flights to CONUS. Foods prohibited by USDA can not be taken on board to be consumed enroute. Garbage will be controlled as foreign material. Routings must allow disposal at approved airports or bases.

                                                                          ATCH 3
                                                                 06 January 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027

                                  ATTACHMENT 4

               PROCEDURES FOR INTERLINING BAGGAGE FOR PASSENGERS

1. Procedures for Interlining Baggage for Passengers to/from Domestic Scheduled Flights of Participating Carriers from/to Air Mobility Command (AMC) Category B Charters.

2. The AMC Transportation Authorization (MTA) will also allow for through checking of baggage for passengers with confirmed reservations connecting to/from an Air Traffic Conference of America (ATC) Member Carrier for military personnel utilizing AMC Category B charter service into/out of the Charleston, Los Angeles, St Louis, and Philadelphia International Airports and at the same terminal complex.

3.  BAGGAGE ACCEPTANCE.
    -------------------

3.1.  FREE ALLOWANCE.  The AMC standard piece allowance will apply for baggage
      ---------------
accepted for travel when the passenger's travel is in either direction, i.e., US points to overseas international points or from overseas international points to US points. Standard AMC free piece allowance is two pieces of checked baggage. (Reference Atch 1, para1.6.3.1.)

3.2.  EXCESS BAGGAGE.  Passengers with baggage in excess of the free allowance
      ---------------
as stated in paragraph 3.1. will not be authorized baggage interlining.

3.3.  FRAGILE ITEMS/DANGEROUS GOODS.  Fragile items and dangerous goods
      ------------------------------
acceptance will be in accordance with individual carriers established rules and appropriate federal regulations.

3.4.  EXCESS VALUATION.  Excess valuation declarations will be accepted on-line,
      -----------------
i.e., high value baggage is not acceptable on an interline basis. Excess valuation will be in accordance with individual carrier established rules.

4.  BAGGAGE CHECKING.  Military personnel traveling to/from overseas
    -----------------
international points through Charleston, Los Angeles, St Louis, and Philadelphia commercial gateways will have baggage interlined as follows:

4.1. To overseas international points via the commercial gateways from points within the US.

4.1.1. The passenger must have a confirmed reservation from the originating city to the commercial gateway and will present a ticket or Government Transportation Request (GTR) to the originating airline for transportation to the commercial gateway.

4.1.2. An MTA will be presented also, indicating the AMC two-letter airline code (MC) along with a two digit flight number (30) and final destination. The flight number will be indicated MC plus a two digit number, i.e., MC30, MC50, etc. Category B charter passenger missions operate through the commercial gateways of Los Angeles, St Louis, Philadelphia, and Charleston.

4.1.3. Standard international minimum connecting times will be applicable for connecting baggage at commercial gateways. (The time indicated on the MTA will be a minimum of 1 1/2 hours prior to departure time.)

4.1.4. The originating Carrier shall deliver the interline baggage to the designated AMC transfer point at the commercial gateways. The AMC transfer point will be in accord with the normal interline baggage transfer areas (immediate vicinity) in the same terminal complex. AMCs contract carrier ground handler shall transfer the baggage to the designated contract flight, in accordance with normal interline baggage transfer procedures.

                                                                          ATCH 4
                                                                 06 January 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027

4.2. From overseas international points via the commercial gateways to points within the US.

4.2.1. The passenger must have confirmed reservations from the commercial gateway to final destination within the US. The confirmed reservations must be indicated by the passenger holding a confirmed ticket.

4.2.2.  US CUSTOMS CLEARANCE.  All baggage will have cleared US Customs before
        ---------------------
interlining with participating Carriers.

4.2.3. AMC will adopt the standard interline and expedite baggage tags as outlined in ATC Resolutions. AMC personnel will be trained in the preparation of the standard interline baggage tags. They will check baggage through to the passenger's final domestic destination. Standard interline minimum connection times from domestic to international and international to domestic will apply.

4.2.4. AMC personnel will not check baggage for interline transferring if the originating contract flight is expected to be delayed departing in excess of 1 hour.

4.2.5. AMCs contract carrier ground handler at the commercial gateway shall transfer the baggage in accordance with normal interline baggage transfer procedures, to the connecting Carrier.

5.  BAGGAGE - LOST CLAIMS.
    ----------------------

5.1.  TRACING.
      --------

5.1.1.  US POINTS.
        ----------

5.1.1.1. Delivering Carrier shall initiate a lost baggage search using standard interline baggage tracing procedures.

5.1.1.2. Delivering Carrier shall advise AMC who will initiate a search using standard AMC baggage tracing procedures.

5.1.2.  OVERSEAS INTERNATIONAL POINTS.
        ------------------------------

5.1.2.1. AMC will initiate a lost baggage search using standard AMC tracing procedures.

5.1.2.2. AMC will alert its contract carrier ground handler at the commercial gateway who will search locally.

5.1.2.3. AMCs contract carrier ground handler shall contact the delivering carrier at the commercial gateway, who will initiate a lost baggage search using standard interline tracing procedures.

5.2.  FORWARDING.
      -----------

5.2.1.  FROM US POINTS.  Baggage will be forwarded via expedite tag to the
        ---------------
overseas international point.

5.2.2.  FROM POINTS OUTSIDE US.  AMC will forward bag(s) via standard expedite
        -----------------------
tag to the AMC contract carrier ground handler at the commercial gateway. AMC (AMCs contract carrier ground handler) will forward the bag(s) to the appropriate airline/station.

5.3.  DELIVERY.  All delivery charges incurred as a result of lost/delayed
      ---------
baggage will be paid by the Carrier to whom the claim is filed. Charges will be billed to AMC and subsequently paid by the AMC contract carrier. The AMC contractor will be able to recover such net charges and claims through the AMC uniform negotiated rate. "Net charges and claims" are defined as those charges and claims which exceed the amount, if any,

                                                                          ATCH 4
                                                                 06 January 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027

recovered by the contractor from its insurer or self-insurance fund or pool. Provided, however, that the contractor's recovery from the Government will be limited to those net charges and claims which exceed, as calculated over a fiscal year, those actual costs for net charges and claims that the contractor experienced during performance of AMC Category B flights during a representative period, prior to implementation of this interlining agreement. (The Carrier shall include the following passenger data with the bill that is sent to AMC:
AMC flight passenger traveled on, passenger name, date of travel, origination point, amount claimed, amount paid.)

5.4.  DAMAGE CLAIMS.  Any and all damage claims will be filed with the final
      --------------
delivering domestic carrier and baggage repaired and/or replaced in accordance with established procedures. Costs for repairs/replacement will be billed to AMC and subsequently paid by the AMC contract carrier. The AMC contractor will be able to recover such net charges and claims through the AMC uniform negotiated rate. "Net charges and claims" are defined as those charges and claims which exceed the amount, if any, recovered by the contractor from its insurer or self-insurance fund or pool. Provided, however, that the contractor's recovery from the Government will be limited to those net charges and claims which exceed, as calculated over a fiscal year, those actual costs for net charges and claims that the contractor experienced during performance of AMC Category B flights during a representative period, prior to implementation of this interlining agreement. (The carrier shall include the following passenger data with the bill that is sent to AMC: AMC flight passenger traveled on, passenger name, date of travel, origination point, amount claimed, amount paid.)

5.5.  PILFERAGE CLAIMS.  Any and all pilferage claims will be filed with the
      -----------------
final delivering domestic carrier and settled following established procedures. Costs incurred settling pilferage claims will be billed to AMC and subsequently paid by the AMC contract carrier. The AMC contractor will be able to recover such net charges and claim through the AMC uniform negotiated rate. "Net charges and claims" are defined as those charges and claims which exceed the amount, if any, recovered by the contractor from its insurer or self-insurance fund or pool. Provided, however, that the contractor's recovery from the Government will be limited to those net charges and claims which exceed, as calculated over a fiscal year, those actual costs for net charges and claims that the contractor experienced during performance of AMC Category B flights during a representative period, prior to implementation of this interlining agreement. (The carrier shall include the following passenger data with the bill that is sent to AMC: AMC flight passenger traveled on, passenger name, date of travel, origination point, amount claimed, amount paid.)

5.6.  SETTLEMENT.
      -----------

5.6.1. All carriers shall follow normal established procedures for settlement of baggage claims up to carrier's international limitation of liability. Once settled, the dollar amount of settlement will be billed to AMC and subsequently paid by the AMC contract carrier. The AMC contractor will be able to recover such net charges and claims through the AMC uniform negotiated rate. "Net charges and claims" are defined as those charges and claims which exceed the amount, if any, recovered by the contractor from its insurer or self-insurance fund or pool. Provided, however, that the contractor's recovery from the Government shall be limited to those net charges and claims which exceed, as calculated over a fiscal year, those actual costs for net charges and claims that the contractor experienced during performance of AMC Category B flights during a representative period, prior to implementation of this interlining agreement. (The carrier shall include the following passenger data with the bill that is sent to AMC: AMC flight passenger traveled on, passenger name, date of travel, origination point, amount claimed, amount paid.)

5.6.2. AMC will provide the carrier a copy of AMC Form 134, Baggage Irregularity Report, and AMC Form 136, Baggage Irregularity Report File. The carrier shall provide required documents to the passenger to complete claim. The Baggage Service Center (BSC) at Lambert International Airport will be provided a notification giving passenger name, date of travel, origination point, amount claimed and amount paid.

5.6.3. The carrier shall provides the BSC a copy of their specific settlement requirements, e.g., notarized statement of loss, itemization of claim (4 pr slacks at $22.50) etc.

                                                                          ATCH 4
                                                                 06 January 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027

5.7.  BAGGAGE LIABILITY.  Individual carrier liability will be limited to the
      ------------------
amounts specified in appropriate tariffs for international liability and in accordance with the Warsaw Convention. Any claims over and above these dollar amounts will be filed by the passenger with appropriate military branch - Army - Air Force, etc.

                                                                          ATCH 4
                                                                 06 January 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027
                                  ATTACHMENT 5

                    PERFORMANCE WORK STATEMENT CARGO SERVICE
                                CATEGORY B CARGO

The following provisions apply to movement of Category B Cargo. Category B transportation means the transportation in planeload lots of cargo.

1.  LOADING
    -------

1.1. The Contractor shall be responsible for the safe loading and off-loading of the aircraft in accordance with applicable Federal Aviation Regulations
(FARs) and individual aircraft specifications. A member of the Contractor's crew shall be responsible for weight and balance of the cargo loading, shall make a visual check of cargo load, and if required, indicate approval of loading by signing the station compartment breakdown. The Government shall be responsible for the accuracy of the weights entered on the form by the loading supervisor. Four hours prior to scheduled departure time from originating station of cargo or mixed missions being loaded by Government personnel, the Contractor's representative or a crew member shall provide the AMC traffic representative with an appropriate form showing the planned load breakdown. For wide-body aircraft the planned load breakdown shall be furnished six hours prior to scheduled departure time from originating station. Contractor should request estimated amount of fuel on-load one and one-half hours prior to scheduled departure time. The Government will provide the actual load information to the Contractor at least one hour prior to scheduled departure time for computation for actual fuel on-load. The Government loading supervisor will annotate the form to show the actual load aboard the aircraft by compartment and total weight. A Contractor's crew shall be responsible for weight and balance of the aircraft.

1.2 Prior to positioning the aircraft for flight, all unauthorized restrictions to cube shall be removed from the cargo compartment and the compartment shall be appropriately cleaned and serviced by removing all dirt and debris to ensure an initially clean condition before the cargo is loaded. All cargo doors utilized for loading/unloading cargo aboard contract aircraft will be equipped with a safety barrier (net or bar) at chest level. It will be installed when the cabin door remains open before or after loading has been completed. B727 aircraft must be equipped with threshold assembly (cargo door lock guards) when on/off-loading cargo.

1.3.  MECHANIZED LOADING SYSTEM.
      --------------------------

1.3.1. Aircraft shall be equipped with 463-L equipment or a rail system compatible with and configured for the 463-L pallets. The load will include the weight of the cargo and the pallet combined. Pallet restraint criteria must meet FAA requirements and shall, at a minimum, be able to restrain against the inertia forces listed in FAR 25.561.

1.3.2. Palletized cargo shall be secured to the Government pallets with Government furnished pallet nets. If additional tie down equipment is necessary to secure the load to the pallet, the Government will furnish it; if additional tie down equipment is necessary to secure the loaded pallet to the aircraft, the Contractor shall furnish it. In addition, sufficient quantities of tie down equipment shall be provided by the Contractor for separate tie down of heavy items such as engines or other types of non palletized cargo which must be secured separately.

1.4.  PROVISIONS FOR HAND LOADING
      ---------------------------

1.4.1 When aircraft are required to be positioned for hand loading the aircraft shall be loaded in accordance with FAA requirements. Aircraft may be solid loaded provided they comply with FAR 25.857(e). Under solid loading a fire aisle is not required. The load will be secured with adequate barrier and cage nets. In addition, the Contractor shall provide sufficient quantities of tie down equipment for separate tie down of heavy items such as engines or other types of cargo which must be secured separately.


                                                                          ATCH 5
                                                                 06 January 1994
                                Page 1 of of 5

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027
1.4.2. The aircraft shall be equipped with floors of sufficient strength and smoothness to permit the use of material handling equipment without damage to the aircraft. The floor shall be designed to withstand a minimum uniform distributed cargo load of 200 pounds per square foot. The aircraft shall be conspicuously placard to indicate the floor loading strength throughout the cabin. Shoring as required, will be provided by the Government.

1.5. At civil airports, Contractor shall provide for loading and unloading of cargo (and mail, if applicable), in accordance with all applicable FARs and the following:

1.5.1. If at the beginning of a month, scheduled frequency into a station is three or more transits during that month:

1.5.1.1. The Contractor shall furnish personnel to provide necessary information and coordination with Government representatives at all originating, enroute, turnaround, and terminating points.

1.5.1.2. These Contractor personnel must be available at least three hours in advance of all scheduled trip departures or actual arrivals, whichever is earlier.

1.5.1.3. A station may waive the three hour reporting requirement and establish acceptable reporting times through coordination with the cognizant contract administrator.

1.5.2. At the originating station of a cargo or mixed mission, Contractor personnel must be available four hours prior to scheduled departure time (six hours for wide-body aircraft).

1.5.3. For months in which there are less than three transits scheduled at any station (originating, enroute, turnaround, and terminating) as originally published in the monthly AMC Cargo Schedule, the Contractor's crew members can serve as the Contractor's representatives to provide necessary information and coordination with Government personnel.

1.5.4. Three hours prior to departure time, Contractor personnel shall provide the Government QAE with aircraft capability in pounds, based on the critical leg of the mission.

1.5.5. The Government representative will furnish the Contractor personnel with flight manifests listing the cargo to be moved.

1.6.  CARGO DELAYED ENROUTE
      ---------------------

1.6.1. Cargo delayed enroute in excess of 24 hours will be expedited by routing on other available contract or military flights. Delays will be handled in accordance with procedures set forth in AMC FARS 5352.247-1002, Section G, paragraph 11. If it is necessary to off-load cargo at any civilian airport other than at the direction of the Contracting Officer, the Contractor is responsible for such off-loading safeguarding, and moving the cargo to such location as directed by the Contracting Officer.

1.6.2. The Contractor must take care of any cargo off-loaded at a civil airport at the direction of the Contracting Officer. Any costs incurred by the Contractor in safeguarding such cargo off-loaded will be reimbursable to the Contractor.

1.7. The Government shall have the right to on-load and/or off-load traffic at all points listed in the item descriptions set forth in SECTION B, at any operational stops made enroute for the Contractor's convenience, or at any diversion stops to the extent that it does not interfere with the Contractor's scheduled ground operation. Scheduled ground operation is the work and time required by the Contractor to ready his aircraft for departure regardless of the time listed in the Operations Bulletin and/or Schedule.



                                                                          ATCH 5
                                                                 06 January 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027

1.8. In all cases where landings are made at stations were AMC Command Control facilities or units are not established, Contractor (crew member, local representatives, or responsible dispatch office) shall report advisory arrival and departure information within ten minutes of occurrence by telephone as follows:

1.8.1. CONUS Call HQ AMC TACC/DOCA, (618)256-1747.
       -----

1.8.2. OVERSEAS Call HQ AMC TACC/DOCA, (618)256-1747.
       --------

1.8.3. Arrival and departure information for paragraphs 1.8.1. and 1.8.2. above will include the following:

      ARRIVAL                               DEPARTURE

      Mission Number                        Mission Number
      FAA Aircraft Registration Number      FAA Aircraft Registration Number
      (Tail Number)                         (Tail Number)
      Station                               Station
      Time of Arrival                       Actual Departure Time (ADT)
     *Estimated Time of Departure (ETD)     Next Station
      Next Station                          Estimated Time of Arrival (ETA)

* If mission is delayed beyond ETD, report cause of delay and estimated time aircraft will be in commission (ETIC) along with the revised ETD.

2. SPECIAL CARGO
   -------------

2.1. Contractor shall provide Signature Service from origin to destination of the shipment for Registered Mail, AMC Pouches, High Value, and life or death urgency shipments. The purpose of Signature Service is to provide continuous responsibility for custody of the material during transit. Contractor station representative or crew member, who must be a US national, shall be responsible for signing for such shipments at station of origin and obtaining the signature of an authorized Government representative at destination. The AF Form 127, DD Form 1907, DD Form 191, or the manifest accompanying the shipment may be used to sign for shipments. At enroute military stations the Government will provide a guard or otherwise secure shipments during the ground time of the aircraft provided the Contractor's crew request same of the Operations Center/Command Post at least one hour prior to landing. At enroute commercial stations, the Contractor is required to provide its own security. When a crew change is made enroute, the Contractor's station representative shall be responsible for briefing the incoming crew of the Signature Service shipments on board the aircraft.

2.2. In the event a flight containing SECRET or CONFIDENTIAL material is delayed, interrupted or terminated at an unscheduled point, immediate notice to that effect shall be given to the ACO. Prompt and strict compliance with instructions received pertaining to the security of the SECRET or CONFIDENTIAL material will be maintained. If unsuccessful, then contact the Defense Investigative Service Clearance Office (DISCO) at (614)238-2133 or AUTOVON 850-2133 (during duty hours) or (614)238-2058 (after duty hours).

2.3. The Contractor shall transport hazardous material in accordance with Air Force Regulation (AFR) 71-4 as provided by the Department of Transportation
(DOT) Exemption 7573, DOT, FAA, and ICAO/IATA regulations for all cargo and mixed configured flights. All hazardous materials shall be properly prepared and cleared for air movement prior to loading the aircraft. Whenever hazardous materials are on board the aircraft, the aircraft captain shall advise tower or ground control prior to taxing and landing. Identification will include aircraft identification number, NET explosive weight (NEW), or quantity of other hazardous materials, hazard

                                                                          ATCH 5
                                                                 06 January 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027
class/division proper shipping name, UN number, and ETA/ETD. Prior to departure the Government will furnish aircraft captain a written briefing to include the following:

2.3.1. Proper shipping name, UN number, and hazard class/division.

2.3.2. Quantity in terms of weight or volume.

2.3.3. Location of the hazardous item in the aircraft.

2.3.4. NEW for UN hazard class/division 1.1., 1.2., or 1.3.

2.3.5. Passenger authorization.

2.3.6. Cabin smoking restrictions.

2.3.7. Special handling instructions.

Aircraft captain shall enter in the remarks section of the flight plan (DD Form 175, FAA Form 398, or ICAO Form 1801) the proper shipping name, classification, and NET explosive weight. In addition, the aircraft captain shall insure that smoking and ignition of matches or lighters in the cargo compartment is prohibited. Packages showing evidence of leaking, moisture, staining, or otherwise suspected of being damaged will be rejected. When transporting items whose vapors are toxic, flammable, explosive or which have a low boiling temperature, the aircraft captain must insure that the aircraft is properly ventilated.

2.4. Carrier shall ensure each aircraft transporting explosives and other hazardous materials has on board a current copy of the ICAO, "Emergency Response Guidance for Aircraft Incidents Involving Dangerous Goods" handbook or DOT-P-5800 (Series), "Emergency Response Guidebook." The guidebook can be obtained by contacting the following company:

          INTERG
          A Division of American Labelmark Co.
          5724 N. Pulaski Rd.
          Chicago IL 60646
          Phone: (312) 478-0900

3. AIRCRAFT TIE DOWN PROVISIONS

3.1. Tie down restraints shall be as specified in the aircraft operating manual and shall be in compliance with FAA requirements for the type of aircraft.

3.2. All cargo shall be adequately secured to prevent damage of cargo during the flight.

3.3.  High density or nonstackable cargo units shall be tied down individually.

4. AIRCRAFT LIGHTING Lighting system must be an integral part of the aircraft equipment and provide adequate interior lighting for loading and unloading operations.

4.1. The lighting system will consist of a minimum of 200 watts total, with bulbs spaced so as to provide adequate lighting in the main cargo compartment. All bulbs will be protected by wire bulb guards, except in those aircraft having recessed lights which provide the equivalent protection of wire bulb guards.

4.2.  A minimum of one 25 watt bulb will be provided in each subcompartment.

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027
4.3. One or more bulbs will be located at or near each cargo loading door to provide light for loading and unloading operations through the cargo door.

5. EXCESS ACL The Government may utilize excess ACL including excess ACL on
   ----------
substitute service as follows, subject to excess ACL not being utilized by the
Contractor:

5.1. On all cargo flights, the Government shall be entitled to transport additional cargo over the guaranteed ACL to the entire capacity (including baggage compartment) of the aircraft at no additional cost to the Government.

5.2. The amount of space utilized over the guaranteed ACL constituting "excess ACL" will be determined by the limits of the gross take-off weight of the aircraft and by the aircraft captain's judgment with respect to other operational limitations. In this regard, it is understood that the Government shall not be entitled to transport "excess ACL" if the Contractor would be required, on any specific flight, to make an otherwise unrequired operational stop as a result of the carriage of "excess ACL".

6. SEATS FOR GOVERNMENT SPONSORED PERSONNEL ON CARGO AIRCRAFT
   ----------------------------------------------------------

6.1. The Contractor shall provide two seats, if physically possible, at no extra cost, for the Government sponsored personnel, in the heated portion of the aircraft. Subject to the availability of space and configuration of the aircraft, one additional seat will be provided. Government sponsored personnel are those individuals under military orders stating that they are escorts, couriers, and/or guards for cargo or human remains. In addition, such seats may be used by CAs and QAEs in performance of their duties. The Government shall advise the Contractor 24 hours prior to scheduled departure of the mission of the number or seats required. The seats may be side front or rear facing. They may be jump, observer, or passenger seats. They must comply with the safety and structural specifications outlined in FAR 25.785. Such seats must be readily accessible to the crew compartment.

6.2. The seats above shall be provided on ferry legs of cargo flights, on a space available basis, for use by CAs and QAEs in performance of their duties.

6.3. MEALS FOR GOVERNMENT SPONSORED PERSONNEL ON CARGO AIRCRAFT Government
     ----------------------------------------------------------
sponsored personnel on cargo aircraft shall be served a meal or snack equivalent to that served the flight crew members in accordance with the schedule set for in Attachment 3.

6.4. BRIEFING PROCEDURES Each Contractor shall assure the Government sponsored
     -------------------
personnel aboard cargo aircraft are properly briefed in accordance with Attachment 2.



                                                                          ATCH 5
                                                                 06 January 1994

                                               SOLICITATION NO: F11626-94R-R0001
                                                   CONTRACT NO: F11626-94R-D0027

                                  ATTACHMENT 6

                    PERFORMANCE WORK STATEMENT CARGO SERVICE
                                CATEGORY A CARGO

The following applies to Category A (CAT-A) cargo:

1.  GENERAL.  CAT-A cargo is individually waybilled cargo transported on
    -------
scheduled commercial flights between the Continental United States (CONUS) and overseas stations or between overseas stations.

2.  ACCEPTABILITY OF GOODS FOR CARRIAGE
    -----------------------------------

2.1.  PACKAGING AND MARKING OF CARGO  Cargo will be packed by the Government so
      ------------------------------
as to ensure safe carriage with ordinary care in handling and so as not to injure or damage any persons, goods or property. Each package shall be legibly and durably marked with the name and full street address of the shipper and consignee.

2.2.  CARGO ACCEPTABILITY   Contractor agrees to transport, subject to the
      -------------------
availability of suitable equipment and space, general merchandise, goods, wares, and products of all kinds, unless otherwise excluded by Contractor's regulations, and provided:

2.2.1. The transportation, or the exportation or importation thereof, is not prohibited by the laws or regulations of any country to be flown from, to , into, or over;

2.2.2.  They are packed in a manner suitable for carriage by aircraft;

2.2.3.  They are accompanied by the requisite shipping documents;

2.2.4. They are not likely to endanger aircraft, persons or property, or cause annoyance to passengers.

2.2.5.  Shipments of material identified by the Department of Transportation
(DOT) as regulated must be packaged marked and labeled in accordance with applicable FAA, IATA, and DOT regulations.

3. Each CAT-A cargo shipment will be accompanied by cargo manifests and cargo detail records. Contractor shall annotate two copies of the cargo manifest with the following certificate and return them to the AMC Air Terminal Operations Section at station of origin within 24 hours after the flight departs.

"I certify the above manifested cargo was loaded aboard _______________ (name of CAT-A Carrier), flight number _________________________________ (indicate number) by (AMC transportation or Contractor) loading personnel on ____________

__________ (date)."



                              ______________________________________
                              Signature of Contractor Representative

                                                                          ATCH 6
                                                                 06 January 1994

                                               SOLICITATION NO: F11626-94-R0001
                                                   CONTRACT NO: F11626-94-D0027


4.  GOODS ACCEPTABLE ONLY UNDER PRESCRIBED CONDITIONS
    -------------------------------------------------

4.1. The Contractor has the right to refuse to transport animals, baby chicks, turkeys and ducklings, bees and insects, birds, frogs, tropical fish, fish or seafood, on any aircraft on which passengers are being carried.

4.2. Contractor shall accept dogs and cats for transportation only if prior special arrangements have been made and if the dog or cat is confined in a suitable container. A dog or cat confined in a container supplied by the shipper will be accepted for transportation by the Contractor only if the container is inspected and approved by the Contractor prior to flight departure time.

4.3   CORPSES Contractor has the right to refuse to transport corpses or
      -------
disinterred remains on any aircraft carrying passengers.

4.4   FIREARMS Sporting firearms, including pistols, shotguns, rifles, and
      --------------------------
trapline guns, may be carried.

4.5   PERISHABLES (Shipment contents which  are liable to deteriorate or perish
      -----------
due to changes in climate, temperature, altitude, or other ordinary exposure, or because of length of time in transit). Such shipments will be accepted without responsibility on the part of the Contractor for loss or damage due to the foregoing. Shipper is responsible for insuring that the following precautions are carefully followed:

4.5.1 Advance reservation (or ample notification).

4.5.2 Adequate packing.

4.5.3 Prominent and clear marking or labeling of packages(s): "PERISHABLE".

NOTE 1: Suitable labels may be secured from any cargo traffic office of the Contractor.

NOTE 2: Seafood and fish will be accepted upon advance arrangements only, and when packed in odor-proof and leak-proof containers.

4.6 UNUSUAL SHIPMENTS Contractor does not have to accept packages or pieces of
    -----------------
extreme length or of unusual shape or of excessive weight for transportation unless arrangements for handling same have been made previously.

4.7 CONTRACTOR'S RIGHT OF INSPECTION Contractor has the right to examine the
    --------------------------------
contents of all consignment, but shall be under no obligation to do so.

5. The transit time between origin (Military APOE) and destination (Military Aerial Port of Debarkation (APOD)) for purposes of performance evaluation will be no more than the following:


             BETWEEN                                 HOURS
             -------                                 -----

             East Cost and UK/Europe                   24
             East Cost and Tokyo                       72
             East Cost and Pacific beyond Tokyo        96
             West Cost and Honolulu                    24
             West Cost and Tokyo                       36
             West Cost and Seoul/Taipei/Kadena         48


As soon as the Contractor knows that the flight on which the cargo is scheduled to move will be or is delayed or canceled, the Contractor shall notify the applicable AMC/AF Port Management Center (PMC) by telephone (21

                                                                          ATCH 6
                                                                 06 January 1994

                                               SOLICITATION NO: F11626-94P-R0001
                                                   CONTRACT NO: F11626-94P-D0027

AF, (609)724-3781 or 22 AF, (707)438-3714) of the reason for the delay or cancellation and when the cargo will be moved.

6. MOVEMENT OF COURIERS  When required by the Government, Contractor shall
   --------------------
provide a seat for a courier accompanying the CAT-A cargo. The rate for such courier will be at the applicable round-trip CAT-B passenger rate between the commercial stations as set forth in SECTION B or at no cost to the Government in those instances where the Contractor does not provide scheduled commercial passenger service.

7. A member of the Contractor's crew shall be responsible for weight and balance of the cargo loading and shall make a visual check of cargo load and, if required, indicate approval of loading by signing the station compartment breakdown. The Government shall be responsible for the accuracy of the weights entered on the form by the loading supervisor. Contractor should request estimated amount of fuel on-load one and one-half hours prior to scheduled departure time.

8. Whenever practical, a minimum of two hours notification will be provided contract carriers when Government sponsored personnel are scheduled to move on cargo trips. When an armed courier is abroad a contract aircraft, a responsible crew member shall ensure that ammunition and magazine are removed from the courier's weapon immediately after takeoff, or will request the weapon be surrendered to the aircraft commander until the aircraft lands at the next destination. Custody of the weapon/ammunition will be retained by the courier until takeoff and regained immediately after landing, so adequate protection can be given material while the aircraft is on the ground.

9. SCHEDULED SERVICE CARGO (CAT A)
   -------------------------------

9.1. Service shall be for 4 business days delivery of one-way door-to-door transportation of medical supplies (MEDEX) and Air Line of Communication (ALOC) cargo on scheduled service commercial flights from Defense Logistics Agency depots to identified locations in Section B.

9.2. The Government will palletize the cargo using military 463L pallets and nets.

9.3. Carrier shall provide intransit data on all shipments to the government within 30 minutes upon conveyance departure. This data may consist of multiple transportation control numbers (TCN) since future initiatives require visibility of all TCNs on the pallet. Interface shall be provided via automated source to the AMC Gateway computer system. The format shall be IAW MILLSTAMP documentation as stated DOD 45000.32R. AMC will feed data to the appropriate computer system such as HOST, ALIF, or GtN.

                                                                          ATCH 6
                                                                 06 January 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027


                                  ATTACHMENT 7

                     SPECIFICATIONS, TERMS, AND CONDITIONS
                     FOR MIXED PASSENGER AND CARGO AIRCRAFT
                        USED IN INTERNATIONAL OPERATIONS

1.  TYPE OF AIRCRAFT  Aircraft used for mixed passenger and cargo operations
    ----------------
shall be pressurized, weather avoidance radar equipped, and capable of carrying mixed traffic. They shall also have either a nose, side forward, or side aft loading cargo door. All the provisions of Attachment 5 will apply to the cargo operation. All the provisions of Attachment 1, 2 and 3 will apply to the passenger operation.

2. Contractor shall furnish barrier type nets for belly compartment of aircraft when in mixed configuration.

                                                                          ATCH 7
                                                                 06 January 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027


                                 ATTACHMENT 8
                                 ------------

                               LIST OF AIRCRAFT
                               ----------------

The following aircraft are volunteered by the Contractor to the stage(s) indicated below. The Contractor shall identify aircraft by type, FAA aircraft registration (tail) number, and whether owned of leased. (Enter O for owned and L for leased in column 4.)


1            2            3          4           5         6          7
EIA - LONG RANGE
TYPE A/C     PAX/FRT      REG#       OWN/LEASE   STG I     STG II     STG III
DC8-62F      FRT          N817EV          O      0         1          1
DC8-73F      FRT          N815EV          O      0         0          1
DC8-73F      FRT          N816EV          O      0         0          1
B747-200F    FRT          N470EV          O      1         1          1
B747-200C    FRT          N471EV          O      1         1          1
B747-200CF   FRT          N482EV          O      1         1          1
B747-200F    FRT          N485EV          O      0         0          1
B747-100F    FRT          N472EV          O      0         1          1
B747-100F    FRT          N473EV          O      0         1          1
B747-100F    FRT          N474EV          O      0         1          1
B747-100F    FRT          N477EV          O      0         0          1
B747-100F    FRT          N478EV          O      0         0          1
B747-100F    FRT          N479EV          O      0         1          1
B747-100F    FRT          N480EV          O      0         0          1
B747-100F    FRT          N481EV          O      0         1          1




                                                                          Atch 8
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027


                                 ATTACHMENT 8
                                 ------------

                               LIST OF AIRCRAFT
                               ----------------

The following aircraft are volunteered by the Contractor to the stage(s) indicated below. The Contractor shall identify aircraft by type, FAA aircraft registration (tail) number, and whether owned or leased. (Enter O for owned and L for leased in column 4.)


1            2            3          4           5         6          7
EWW - LONG RANGE
TYPE A/C     PAX/FRT      REG#       OWN/LEASE   STG I     STG II     STG III
DC8-73F      FRT          N791FT          L      1         1          1
DC8-73F      FRT          N792FT          L      1         1          1
DC8-73F      FRT          N795FT          L      1         1          1
DC8-73F      FRT          N796FT          L      1         1          1
DC8-73F      FRT          N870TV          L      1         1          1
DC8-73F      FRT          N961R           L      0         1          1
DC8-73F      FRT          N2674U          L      0         1          1
DC8-73F      FRT          N105WP          L      0         1          1
DC8-71F      FRT          N8177U          L      0         1          1
DC8-71F      FRT          N8079U          L      0         1          1
DC8-71F      FRT          N8084U          L      O         0          1
DC8-71F      FRT          N8086U          L      0         0          1
DC8-71F      FRT          N8087U          L      0         1          1
DC8-71F      FRT          N501SR          L      0         0          1
DC8-71F      FRT          N801GP          L      0         0          1
DC8-63F      FRT          N865F           L      0         1          1
DC8-63F      FRT          N906R           L      0         1          1
DC8-63F      FRT          N921R           L      0         1          1
DC8-63F      FRT          N952R           L      0         1          1
DC8-63F      FRT          N957R           L      0         0          1
DC8-63F      FRT          N959R           L      0         0          1
DC8-63CF     FRT          N796AL          L      0         0          1
DC8-63CF     FRT          N797AL          L      0         0          1
DC8-63CF     FRT          N929R           L      0         0          1
DC8-63CF     FRT          N950R           L      0         0          1
DC8-63CF     FRT          N951R           L      0         0          1
DC8-63CF     FRT          N964R           L      0         0          1
DC8-62F      FRT          N996CF          L      0         0          1
DC8-62F      FRT          N997CF          L      0         1          1




                                                                          Atch 8
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027


                                 ATTACHMENT 8
                                 ------------

                               LIST OF AIRCRAFT
                               ----------------

The following aircraft are volunteered by the Contractor to the stage(s) indicated below. The Contractor shall identify aircraft by type, FAA aircraft registration (tail) number, and whether owned of leased. (Enter O for owned and L for leased in column 4.)


1            2            3          4           5         6          7
WOA - LONG RANGE
TYPE A/C     PAX/FRT      REG#       OWN/LEASE   STG I     STG II     STG III
MD-11F       FRT          N274WA          L      1         1          1
MD-11CF      FRT          N275WA          L      0         0          1
MD-11CF      FRT          N276WA          L      0         0          1
DC10-30CF    FRT          N107WA          L      0         0          1
DC10-30CF    FRT          N1856U          L      1         1          1
DC10-30CF    FRT          N1857U          L      0         1          1
DC10-30CF    FRT          N1858U          L      0         1          1
DC10-30CF    FRT          N1859U          L      0         1          1
MD-11        PAX          N271WA          L      1         1          1
MD-11        PAX          N272WA          L      1         1          1
MD-11        PAX          N273WA          L      1         1          1





                                                                          Atch 8
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027


                                 ATTACHMENT 8
                                 ------------

                               LIST OF AIRCRAFT
                               ----------------

The following aircraft are volunteered by the Contractor to the stage(s) indicated below. The Contractor shall identify aircraft by type, FAA aircraft registration (tail) number, and whether owned or leased. (Enter O for owned and L for leased in column 4.)


1            2            3          4           5         6          7
RIA - LONG RANGE
TYPE A/C     PAX/FRT      REG#       OWN/LEASE   STG I     STG II     STG III
DC8-62       PAX          N1805           O      1         1          1
DC8-62       PAX          N772CA          O      1         1          1
DC8-63       PAX          N4935C          L      1         1          1
L1011-1      PAX          N303EA          L      1         1          1
L1011-1      PAX          N304EA          L      1         1          1
L1011-1      PAX          N313EA          L      1         1          1
L1011-1      PAX          N319EA          L      1         1          1











                                                                          Atch 8
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027


                                 ATTACHMENT 8
                                 ------------

                               LIST OF AIRCRAFT
                               ----------------

The following aircraft are volunteered by the Contractor to the stage(s) indicated below. The Contractor shall identify aircraft by type, FAA aircraft registration (tail) number, and whether owned of leased. (Enter O for owned and L for leased in column 4.)


1            2            3          4           5         6          7
SCX - LONG RANGE
TYPE A/C     PAX/FRT      REG#       OWN/LEASE   STG I     STG II     STG III
DC10-10      PAX          N573SC          L      1         1          1

SCX-SHORT RANGE
TYPE A/C     PAX/FRT      REG#       OWN/LEASE   STG I     STG II     STG III
B727-200     PAX          N275AF          L      0         0          1
B727-200     PAX          N286SC          L      0         0          1
B727-200     PAX          N287SC          L      0         0          1
B727-200V    PAX          N284SC          L      0         1          1
B727-200V    PAX          N285SC          L      0         0          1
B727-200V    PAX          N288SC          L      0         0          1





                                                                          Atch 8
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027


                                 ATTACHMENT 8A
                                ---------------

                          LIST OF AIRCRAFT SUPPORTING
                         -----------------------------
                         USE OF ANOTHER CARRIER'S MVPs
                        -------------------------------

The following aircraft are identified as having been committed to the CRAF Program.

 TYPE A/C                       SERIAL #                   NUMBER OF MVPs
- ----------                     ---------                   --------------

CONTINENTAL AIRLINES
LONG RANGE

 B747-100                      N17010                         7.170004
 B747-100                      N17011                         7.170004
 B747-200                      N78019                         15.84094
 B747-200                      N33021                         15.84094
 B747-200                      N17025                         7.920468
 DC10-10                       N68041                         2.353055
 DC10-10                       N68042                         2.353055
 DC10-10                       N68043                         2.353055
 DC10-10                       N68044                         2.353055
 DC10-10                       N68046                         2.353055
 DC10-10                       N68047                         2.353055
 DC10-30                       N12061                         5.936574
 DC10-30                       N12064                         5.936574
 DC10-30                       N13066                         5.936574
 DC10-30                       N13067                         5.936574
 DC10-30                       N14062                         5.936574
 DC10-30                       N14063                         5.936574
 DC10-30                       N19072                         5.936574
 DC10-30                       N19073                         5.936574
 DC10-30                       N68060                         5.936574
 DC10-30                       N68065                         5.936574

SHORT RANGE
 B727-200                      N8885Z                         12.67
 B727-200                      N8886Z                         12.67
 B727-200                      N66734                         12.67
 B727-200                      N69735                         12.67
 B727-200                      N69736                         12.67
 B727-200                      N93738                         12.67
 B727-200                      N69741                         12.67
 B727-200                      N79745                         12.67
 B727-200                      N79746                         12.67
 B727-200                      N79748                         12.67
 B727-200                      N79749                         12.67
 B727-200                      N79750                         12.67
 B727-200                      N73751                         12.67
 B727-200                      N76752                         12.67
 B727-200                      N79754                         12.67
 B727-200                      N511PE                         12.67
 B727-200                      N77780                         12.67
 B727-200                      N27783                         12.67
 B727-200                      N16784                         12.67

                                                                         Atch 8A
                                                                     17 Jun 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027


 B727-200                      N33785                         12.67
 B727-200                      N519PE                         12.67
 B727-200                      N10791                         12.67
 B727-200                      N523PE                         12.67
 B727-200                      N45793                         12.67

AMERICAN AIRLINES
LONG RANGE

DC10-10                        N126AA                         2.547201
DC10-10                        N127AA                         2.547201
DC10-10                        N128AA                         2.547201
DC10-10                        N129AA                         2.547201
DC10-10                        N130AA                         2.547201
DC10-10                        N131AA                         2.547201
DC10-10                        N132AA                         2.547201
DC10-10                        N133AA                         2.547201
DC10-10                        N134AA                         2.547201
DC10-10                        N135AA                         2.547201
DC10-10                        N166AA                         2.547201
DC10-30                        N137AA                         9.541697
DC10-30                        N143AA                         9.541697
DC10-30                        N144AA                         4.770849
DC10-30                        N163AA                         4.770849
B767-200ER                     N312AA                         3.525911
B767-200ER                     N313AA                         3.525911
B767-200ER                     N315AA                         3.525911
B767-200ER                     N316AA                         3.525911
B767-200ER                     N317AA                         3.525911
B767-200ER                     N319AA                         3.525911
B767-200ER                     N320AA                         3.525911
B767-200ER                     N321AA                         3.525911
B767-200ER                     N322AA                         3.525911
B767-200ER                     N323AA                         3.525911
B767-200ER                     N324AA                         3.525911
B767-200ER                     N325AA                         3.525911
B767-200ER                     N327AA                         3.525911
B767-200ER                     N328AA                         3.525911
B767-200ER                     N329AA                         3.525911
B767-200ER                     N330AA                         3.525911
B767-200ER                     N332AA                         3.525911
B767-200ER                     N334AA                         3.525911
B767-200ER                     N335AA                         3.525911
B767-200ER                     N336AA                         3.525911
B767-200ER                     N338AA                         3.525911
B767-300ER                     N368AA                         4.433740
B767-300ER                     N370AA                         4.433740
B767-300ER                     N372AA                         4.433740

                                                                         Atch 8A
                                                                     17 Jun 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027


USAIR
AEROMEDICAL

B767-200ER                     N645US                         7.7565
B767-200ER                     N646US                         7.7565
B767-200ER                     N653US                         7.7565

 *Identify the carrier who transferred the MVPs. If more than one carrier have authorized use of MVPs, identify each separately.

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

                                  ATTACHMENT 9

                         CIVIL RESERVE AIR FLEET (CRAF)

                                   CHAPTER 1
                                   ---------

The CRAF program is a national plan (based on The Defense Production Act of 1950 and Executive Order 12656) to utilize airlift resources of US air carriers to support Department of Defense airlift requirements in a national security contingency. The CRAF is composed of US registered aircraft owned or controlled by the US "air carriers" specifically allocated (by FAA registration number) for this purpose by the Department of Transportation. As used in this contract, CRAF aircraft are those allocated aircraft, which a carrier has contractually committed to the Department of Defense, under stated CRAF conditions of this contract. This contractual commitment of the aircraft includes the supporting resources required to provide the contract airlift services. Reference is also made to Memorandum of Understanding By and Between the Secretary of Defense and the Secretary of Transportation with Respect to the Civil Reserve Air Fleet Program, dated January 1988 and Air Mobility Command Regulation (AMCR) 55-8.
The Contractor's obligation to perform services hereunder during any period when the CRAF is activated, as described in the Contract, is expressly conditioned on there being in existence a valid determination made pursuant to the provisions of Public Law 85-804 and Executive Order 10789, as amended, that the national defense shall be facilitated by obligating the Government to indemnify the Contractor under the terms and conditions stated in the Contract. Upon activation of CRAF, the aircraft listed in Attachment 8 of this contract which are requested by the Government, must be positioned where directed by the Government, with maximum fuel aboard, consistent with aircraft performance limitations and mission requirements, as quickly as possible, but in no event more than 24 or 48 hours (as appropriate) after the Contractor receives the request from the Government for the aircraft required. The Government, in ordering services under the provisions of this contract shall, to the extent practicable and to the extent that military requirements permit, order services from all AMC airlift service Contractors on an equitable pro rata basis, giving consideration to each Contractor's aircraft commitment to the stage of requirements which has been activated, and if applicable, giving consideration to the amount of capacity which each Contractor has already scheduled for fixed and expansion service under this contract.

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

                                   CHAPTER 2
                                   ---------


                                  CRAF GENERAL

SECTION A--POLICIES

2.1.  BASIC POLICIES.  Basic Policies for the CRAF program are directed toward
      --------------
identification, organization, and development of a source of civil airlift capability readily available to augment the Department of Defense (DOD). The CRAF may be activated in increments of three stages. The Government retains the option of activating any portion of each stage or segment, as required. During CRAF activation, AMC has mission control and the carrier retains operational control. Any reference to the CRAF cell or XOC implies the office of the Assistant for Civil Air.

2.2.  COMPOSITION OF THE FLEET.  The CRAF is composed of US-registered civil
      ------------------------
transport aircraft that are suitable and operationally capable of performing DOD airlift. The number and type of aircraft are identified to satisfy international (long and short-range), aeromedical evacuation, and national airlift requirements. Principle considerations in determining aircraft suitability are range, payload, block speed, and configuration.

2.3.  USE OF THE FLEET.  Use of the CRAF resources shall be based on military
      ----------------
operational plans and the terms and conditions of this Contract.

2.4.  AIRLIFT CONTRACTS.  AMC peacetime airlift services contracts are offered
      -----------------
to carriers that are CRAF participants or are eligible and agree to become CRAF participants and have aircraft suitable for allocation to CRAF.

2.5.  AIRCRAFT OPERATIONS.  CRAF aircraft supporting DOD airlift requirements
      -------------------
during a CRAF activation shall be operated in accordance with appropriate Federal Aviation Regulations (FARs) and such waivers as are applicable.

2.6.  AIRCRAFT MAINTENANCE.  Maintenance of CRAF airlift is the responsibility
      --------------------
of the operating carrier and shall be performed in accordance with appropriate FARs and such waivers, when applicable.

2.7.  LOGISTICS SUPPORT.  CRAF logistics support shall be coordinated with the
      -----------------
AMC Crisis Response Cell (CRC) and shall be monitored by HQ AMC/XOK.

2.7.1.  USE OF EXISTING CARRIER ASSETS.  To the maximum extent possible,
        -------------------------------
logistics support of CRAF aircraft shall be provided by the participating carrier and obtained from existing carrier assets. Shortages in such support may be supplemented by carrier contract and/or arrangements with other sources. If CRAF carriers cannot support themselves, requests for assistance are to be forwarded to the HQ AMC CRC.

2.7.2.  USE OF GOVERNMENT-FURNISHED MATERIAL HANDLING EQUIPMENT (MHE).
        --------------------------------------------------------------
Government-furnished MHE shall be used at military onload/offload airfields whenever possible. Upon HQ AMC CRC approval, augmenting commercial resources may be acquired under the Changes clause of the Airlift Services Contract in situations where government-furnished MHE is unavailable or inadequate.

2.7.3.  PETROLEUM, OIL, AND LUBRICANTS (POL).  Upon the activation of any stage
        ------------------------------------
of CRAF, CRAF carriers may purchase POL products at military airfields and/or civil airports.

2.7.4.  REIMBURSABLE OR EQUITABLE EXCHANGE.  Logistics support, other than that
        ----------------------------------
listed in this Contract, shall be furnished at military bases, if available, on a reimbursable or equitable exchange basis.

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

2.7.5.  GOVERNMENT-FURNISHED CARGO EQUIPMENT.  Cargo tie-down equipment shall be
        ------------------------------------
furnished by AMC.

2.8.  PERSONNEL.  All personnel required in the performance of CRAF operations
      ----------
at civil bases shall be furnished by the CRAF carriers. (EXCEPTION: Passenger Service Agents shall be furnished by AMC.) During CRAF operations, CRAF carriers shall procure, position, supervise, and train their own employees.

2.8.1.  CRAF LOADING SUPERVISORS.  During CRAF activation, the HQ AMC CRC may
        -------------------------
require participating carriers to provide supervisory personnel who are highly qualified and certified in the loading operations of civil aircraft. These personnel shall report where directed by HQ AMC CRC.

2.8.2.  US NATIONAL VERSUS INDIGENOUS PERSONNEL.  All cockpit crewmember and
        ----------------------------------------
Senior Lodger positions shall be manned by US citizens during CRAF activation. Indigenous personnel may be used to fulfill other personnel requirements.

2.9.  USE OF CIVIL AIRFIELDS.  CRAF aircraft shall use enroute civil airports
      -----------------------
wherever possible to reduce saturation at military airfields.

2.10.  LEASED AIRCRAFT.  The HQ AMC Airlift Services contract officer will
       ----------------
determine acceptability of contractor offered aircraft which are indicated as being wet or dry leased.

2.11.  AIRCRAFT ALLOCATION.
       --------------------

2.11.1.  POLICY.  HQ AMC/XOC determines aircraft suitability prior to submitting
         ------
allocation requests to Department of Transportation (DOT), Office of Emergency Transportation (OET). The Director, OET, allocates US-registered civil aircraft to the CRAF program by FAA registration number. Issues regarding the DOT allocation of CRAF aircraft or DOD requirement for CRAF aircraft should be presented to the Director, Federal Emergency Management Agency (FEMA) for review and resolution.

2.11.2.  ALLOCATION DETERMINATION.  International (long and short-range), and
         -------------------------
aeromedical evacuation CRAF aircraft are allocated by OET to satisfy the DOD wartime airlift requirements, as identified by the CINCs and major commands.


SECTION B--CONCEPTS

2.12.  DEFINITIONS
       -----------

2.12.1.  CRAF ACTIVATION.  The formal act of notifying CRAF carriers that a CRAF
         ----------------
stage, segment, and/or section or portions thereof are operational.

2.12.2.  CRAF DEACTIVATION.  The formal act of notifying CRAF carriers that a
         ------------------
CRAF stage, segment, and/or section or portions thereof are no longer operational.

2.12.3.  AIRCRAFT CALL UP.  After a stage, segment, and/or section of CRAF is
         -----------------
activated, the formal act of notifying a CRAF carrier that certain aircraft are required to meet DOD airlift requirements in response to a CRAF activation. Aircraft called up shall be given specific direction on where to relocate and scheduled departure times, etc. Aircraft are called up by registration number.

2.12.4.  CRAF SEGMENT.  There are three CRAF segments.  The CRAF segments are
         -------------
the International, Aeromedical Evacuation, and National.

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

2.12.5.  CRAF SECTION.  A CRAF section is a subelement of the segment.  For
         -------------
example, within the International segment is the Long-Range and Short-Range Sections. The CRAF sections may have subelements of passenger and/or cargo elements.

2.12.6.  NOTIFICATION.  Notification is considered acceptable if received by
         -------------
either party by telephone, followed in writing by facsimile or by ARINC.

2.13.  CRAF ACTIVATION/DEACTIVATION.  The CRAF may be activated or deactivated
       -----------------------------
either incrementally or in total, by stage, segment, and/or section. Cargo, passenger, and aeromedical evacuation aircraft may be activated or deactivated separately.

2.14.  AIRCRAFT CALLUP/RELEASE.  Within each activated stage, segment, and
       ------------------------
section, AMC may select and call up specific CRAF aircraft needed to fulfill the DOD airlift requirement. AMC may elect to call up only a portion of the available aircraft, and is not obligated to call up aircraft from every carrier. Aircraft selection generally shall be prorated based on mobilization value (MV) of aircraft within the stage, segment, and section activated . Those carriers not called up shall be notified in writing and shall receive a minimum of 5 days notice of any subsequent call up, unless a higher stage of CRAF is mandated by DOD contingency requirements. If DOD contingency requirements mandate a higher stage activation (i.e. Stage II or III), the 5 days minimum notification requirement is nullified and the appropriate response time to the newly activated stage shall apply.

2.15.  AIRCRAFT SUBSTITUTION.  Carriers may request to substitute aircraft of
       ----------------------
equal capability to replace aircraft called up. HQ AMC/XOC is the approval authority for aircraft substitutions.

2.16.  VOLUNTEER CARRIERS.  Carriers may volunteer to perform missions prior to
       -------------------
and during CRAF activation. Volunteers supporting contingency requirements prior to CRAF activation, time permitting, shall be given the option to be considered activated when the CRAF, and the segment in which their aircraft would normally qualify is activated, but only to the level of aircraft required. These aircraft shall be considered called up first and released last. After volunteers have committed to activation and call up, additional aircraft, if required, shall be determined and prorated based on MV of aircraft within the segment activated.

2.17.  RESPONSE TIME.  Response time for carriers, after mission assignment, is
       --------------
24 hours for Stages I and II and 48 hours for aircraft called up for Stage III. Response time for carriers, after mission assignment, for aeromedical evacuation aircraft is 48 hours for Stages II and III. In those cases where the entire stage is not called, written notification of release from the 24 and 48 hour response requirements shall be given within 72 hours of the activation of the CRAF stage, segment and section. AMC shall provide a minimum of 5 calendar days notice for subsequent call up of those aircraft released. If DOD contingency requirements mandate a higher stage activation (i.e. Stage II or III) the 5 day minimum notification requirement is nullified, and the 24 hour response to Stage II and 48 hour response to Stage III will apply.

2.18.  MINIMUM UTILIZATION OF INTERNATIONAL (LONG-RANGE SECTION) SEGMENT.
       ------------------------------------------------------------------
Carriers with international (long-range) aircraft called up for CRAF service shall be guaranteed an average utilization by carrier and aircraft type of 8 hours per day per aircraft called up for the duration of the call up or for a minimum of 30 days, whichever is longer. Only aircraft called up are guaranteed minimum utilization. AMC shall give at least 15 days notice of release of an aircraft call up or stage, segment and/or section deactivation. Negotiation of compensation for underutilization shall be in accordance with the procedures outlined in this contract and shall include all commercial business obtained by the carrier using called up aircraft. Carriers are obligated to utilize their best efforts to obtain commercial business to minimize Government costs during any period of guaranteed utilization including but not limited to the 15 day period following notice of release. Carriers may waive these minimum utilization provisions by notifying HQ AMC/XOK in writing.

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

2.19.  MISSION ASSIGNMENT  Specific mission assignments shall be based on
       ------------------
airlift requirements and aircraft availability.

2.20.  THE THREE STAGES OF THE CRAF ARE:
       ---------------------------------

2.20.1  STAGE I - COMMITTED EXPANSION.  This is airlift capability, from the
        ------------------------------
international (long-range section) segment, committed to Commander, Air Mobility Command. It can be used to perform airlift services when the AMC airlift force can not meet both deployment and other traffic requirements simultaneously. CINCTRANS, on approval by the Secretary of Defense (SECDEF), has the authority to activate Stage I of CRAF.

2.20.2.  STAGE II - DEFENSE AIRLIFT EMERGENCY.  This is airlift capability
         ------------------------------------
identified for an airlift emergency not warranting national mobilization. All three segments become available, if needed in this stage. CINCTRANS, on approval by the SECDEF, has the authority to activate Stage II of CRAF.

2.20.3.  STAGE III - NATIONAL EMERGENCY.  CRAF Activation.  This is the total
         ------------------------------
CRAF airlift capability made available when required for DOD operations during major military emergencies involving US forces.

2.20.3.1. The Secretary of Defense shall issue the order to CINCTRANS to activate Stage III of the CRAF:

2.20.3.1.1. In time of war or during a defense-oriented national emergency declared by the President, or in time of national emergency declared by Congress.

2.20.3.1.2. In a national security situation short of a declared defense-oriented national emergency.

2.20.3.2. Activation of CRAF Stage III presumes that the Secretary of Transportation has been authorized to exercise presidential priorities and allocation authority.

2.20.3.3. The notice that the total CRAF has been activated shall be communicated by the AMC CRC and/or the Civil Air Cell to all CRAF carriers. Upon activation of any stage of CRAF, the total capability of all aircraft in that stage may be used.

2.21.  PRESERVATION OF THE FLEET.
       -------------------------

2.21.1. In the event of a war or a national disaster, it is paramount that our Nation's airlift resources survive for they shall be used to help reconstruct our Nation's economy and reconstitute its military forces.

2.21.2. Since various stages of CRAF may be activated prior to the United States' entry into an all-out war, all CRAF carriers shall, when directed, take immediate survival measures to minimize destruction and damage to CRAF aircraft. Corporate management, equipment, and facilities shall be used as long as they are tenable.

2.22.  PLANNING CONSIDERATIONS.
       -----------------------

2.22.1.    Planning for use of CRAF shall be predicated upon the following:

2.22.1.1. Availability, upon 24-hour notice, of those aircraft identified as Stage I and Stage II resources, to perform airlift services as required by the Government.

2.22.1.2. Availability, upon 48 hour notice, of those aircraft identified as Stage III resources, to perform airlift services as required by the Government.

2.22.1.3. Effective command and control through commercial and military communication capabilities.

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

2.22.1.4.  Use of carrier resources to the maximum extent possible.

2.22.2. Carriers are allowed three percent of available ACL, by weight, for necessary self-support.

2.23.  AIRLIFT REQUIREMENTS.  International (Long-range) airlift requirements
       --------------------
are based on Joint Chiefs-of-Staff (JCS) approved contingency plans. Civil eligible cargo and personnel requirements are extracted from these plans. They range from channel missions that maintain manageable port levels, to augmenting the active force in deployment, redeployment, and resupply. This becomes the basis for DOD sizing of the fleet.

2.24.  Not Used.

SECTION C--ORGANIZATION

2.25.  HQ AMC CRC DIRECTOR (AMC CRC-D).  Under an activated CRAF, the management
       -------------------------------
of CRAF resources is the responsibility of the AMC CRC-D.

2.26.  CRAF CELL.  The function within the HQ AMC CRC that is directly
       ---------
responsible for the management of the CRAF.

2.27.  TECHNICAL ADVISORY GROUPS (TAGs).  TAGs are persons provided by carriers
       --------------------------------
to furnish technical advice and information designed to provide maximum coordination, efficiency, and effectiveness in the use of the CRAF. Adequate CRAF planning cannot be accomplished without employing the technical capability of industry representatives. TAG representation shall be selected from all carriers participating in the CRAF program. The overriding prerequisite for selection must be the specific technical assistance needed for the development and maintenance of adequate CRAF plans.

2.28  SENIOR LODGER.  The Senior Lodger is the name given to the CRAF carrier
      --------------
who shall be the AMC representative designated to manage CRAF operations at a specified airport(s) during CRAF activation. (See Chapter 4).

2.29.  COMMAND AND CONTROL.  When the CRAF is activated, management of the
       -------------------
International and aeromedical evacuation CRAF missions shall be the responsibility of AMC, exercised through the AMC CRC CRAF Cell.

SECTION D--CRAF CONTRACTS

2.30.  CONTRACT OPERATIONS.  The AMC Airlift Services Contract is the AMC
       -------------------
commercial airlift procurement document and incorporates all the contractual provisions necessary to operate CRAF. It establishes a legal obligation to perform, and is the basis for payment for all services rendered, whether for personnel, ground support, or airlift.

2.31.  TECHNICAL ASSISTANCE:  This portion of the contract provides for
       ---------------------
reimbursement of expenses to the carrier for services rendered. For example: providing Technical Advisory Group representatives to participate in meetings and exercises; preparing or assisting with manuals, documents, listings, reports, specifications, plans, etc. Services to be rendered are specified in Change Orders issued by the AF Contracting Officer (HQ AMC/XOK).

SECTION E--RESERVED


SECTION F--AIRCRAFT EQUIPMENT REQUIREMENTS

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

2.32.  AIRCRAFT PASSENGER/CARGO EQUIPMENT.
       ----------------------------------

2.32.1.  PASSENGER AIRCRAFT.  All passenger aircraft shall be configured in
         ------------------
accordance with Federal Aviation Regulations.

2.32.2  LOWER LOBE BAGGAGE CONTAINERS.  Current contingency plans do not require
        ------------------------------
the use of baggage containers; however, should the need arise, carriers shall be required to furnish appropriate containers.

2.32.3  COMMERCIAL PALLETS.  In some cases, military necessity may require hand
        -------------------
loading of passenger baggage on B-747s. Should the need arise, carriers shall be required to furnish commercial pallets to be used as a subfloor for the lower lobes.

2.32.4.  CARGO AIRCRAFT.  Cargo aircraft must be configured in accordance with
         --------------
Federal Aviation Regulations and be equipped with a cargo handling system compatible with military 463L pallets (except Alaskan section of National Segment). Pallets and tie-down equipment shall be provided by AMC.

2.33.  EMERGENCY AND SAFETY EQUIPMENT.  Emergency and safety equipment required
       ------------------------------                                  --------
by FAR 121.353 satisfy CRAF extended overwater requirements.

2.34.  NAVIGATION ROUTE KIT.
       --------------------

2.34.1. Navigation route kits are provided by the Government. During CRAF activation, the carriers are required to have aboard each international CRAF aircraft a navigation route kit which shall provide world wide area coverage. The carriers are required to retain and maintain in serviceable condition the publications and charts required in the kit. Those carriers receiving flight information publications and charts from the Government are authorized to use them during peacetime commercial and military contract operations; however, the kits must be maintained in a ready status to support any stage of CRAF activation.

2.34.2.  STORAGE AND MAINTENANCE.  Government-furnished navigation route kits
         -----------------------
are stored and maintained by the carrier at no expense to the Government. Upon activation of any stage of the CRAF, the kit shall be placed aboard and remain with the aircraft during CRAF operations.

2.34.3.  REPLACEMENT CHARTS AND FLIPS.  When participating in DOD contract
         ----------------------------
airlift, the aircraft captain may obtain replacement charts, FLIPs, etc., from any USAF Base Operations.



                                   CHAPTER 3
                                   ---------

                     CRAF MISSION SCHEDULING AND ACTIVATION

SECTION A--MISSION SCHEDULING

3.1.  GENERAL.  CRAF international and aeromedical evacuation mission scheduling
      -------
is the responsibility of the HQ AMC CRC. The scheduling of CRAF missions is similar to the current procedures used by AMC and the CRAF carriers in scheduling peacetime DOD airlift missions. The primary objective is to schedule CRAF missions effectively. To this end, the HQ AMC CRC will exercise mission management to include such activities as capability reporting, mission scheduling, flight monitoring, and logistics monitoring. Mission scheduling shall be accomplished at HQ AMC through direct coordination with appropriate CRAF carrier's operations center. This chapter contains guidance pertaining to the procedures employed to manage the additional workload created by CRAF activation.
                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

3.2.  MANPOWER AND PERSONNEL.  When requested by the HQ AMC CRC Director, CRAF
      ----------------------
carriers shall establish a 24-hour/day operations center manned by qualified personnel and located at the carriers' designated operations center. Subsequent to the activation of Stage II and prior to Stage III activation the CRAF carriers shall, upon the request of the HQ AMC CRC Director, provide predesignated carrier liaison and communications supervisor personnel to HQ AMC, Scott AFB IL. To assure appropriate liaison representation and to facilitate assimilation of tasks, carriers should provide personnel with a high degree of knowledge and experience in the carriers' overall operations and management.

3.3.  COMMUNICATIONS.  Existing commercial communications and company-owned
      --------------
facilities shall expand as required to maintain operational control of CRAF resources. When CRAF is activated, Aeronautical Radio, Inc. (ARINC) facilities shall continue to be a means of recorded communications between AMC and CRAF carriers. However, secure telephone, secure facsimile, and unsecure telephone shall be the primary means used to schedule missions and communicate essential operational information.

3.4.  CRAF CARRIER RESPONSIBILITIES:
      -----------------------------

3.4.1.  Respond to requests for airlift missions.

3.4.2.  Schedule crews to support assigned mission, and deploy stage crews.

3.4.3. Develop mission itinerary in line with airlift requests and required pickup/delivery times.

3.4.4.  Flight follow CRAF aircraft.

3.4.5. Forward aircraft arrival/departure/advisory messages and mission status to the Tanker/Airlift Control Center.

3.4.6. If applicable, ensure CRAF aircrew personnel are issued and instructed to review their Ground Chemical Warfare Defense Ensemble (GCWDE) handouts. Carriers will stress the importance of securing the appropriate GCWDE at the enroute stage location identified by HQ AMC CRC.

SECTION B--CRAF ACTIVATION

3.5.  NOTIFICATION.  CRAF activation messages are transmitted over civil
      ------------
circuits to each CRAF carrier. These messages, prepared in advance, are released as directed by the HQ AMC CRC Director and described as follows:

3.5.1.  HQ AMC CRC ACTIVATION.  If required,  A HQ AMC/CRC message addressed to
        ---------------------
all CRAF carriers shall advise the long- and short-range international and aeromedical evacuation segment operators that the HQ AMC CRC has been activated, and where CRAF communications should be directed.

3.5.2.  STAGE I ACTIVATION.  This message shall be addressed to all CRAF
        ------------------
carriers with information copy to AMCALT, AMC Numbered Air Forces (NAFs) and is to be released by the HQ AMC CRC-D upon receipt of proper authority from USCINCTRANS.

3.5.3.  STAGE II ACTIVATION.  This message shall be addressed to all CRAF
        -------------------
carriers, with information copy to AMCALT, AMC NAFs, AFMC, NAVMTO, 11AF and 616AMSS. It shall be released by the HQ AMC CRC-D upon receipt of proper authority from USCINCTRANS.

3.5.4.  STAGE III ACTIVATION WARNING.  This message shall be addressed to all
        ----------------------------
CRAF carriers with information copy to AMCALT, AMC NAFs, AFMC, NAVMTO, DOT/OET DPB-30, AND 616AMSS, and is to be released by the HQ AMC CRC-D upon receipt of proper authority from USCINCTRANS. This message serves as an advisory for carrier company planning.

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

3.5.5.  STAGE III ACTIVATION.  This message shall be addressed to all CRAF
        ---------------------
carriers with information copy to AMCALT, AMC NAFs, AFMC, NAVMTO, 11AF, DOT/OET DPB-30, and 616AMSS and is to be released by the HQ AMC CRC-D upon receipt of proper authority from USCINCTRANS. The message shall include the approximate percentage of aircraft and type of airlift (cargo or passenger) which may be required..

3.5.6.  PRESIDENTIAL AUTHORITY (10 USC 9742)--Control of Transportation Systems
        --------------------------------------
in Time of War. This message is addressed to all CRAF carriers, with information to all military and governmental agencies associated with CRAF operations. It advises all concerned that the President has invoked his authority under Title 10, USC, and provides the effective date (GMT). It also advises the CRAF carriers that mission assignment and AMC Command and Control will function from the HQ AMC CRC to the aircrews, through the Senior Lodger Station manager, when corporate management and facilities are no longer intact. The message shall be released by the HQ AMC CRC Director upon receipt of proper authority from USCINCTRANS, and after coordination with the CRC Staff.

3.5.7.  SENIOR LODGER STATION ACTIVATION.  This three part message is addressed
        --------------------------------
to the NAFs and applicable carriers. Part I contains the date and time (GMT) stations identified in Part III are activated. If applicable, it also notifies the CRAF Aircrew Protection Program Manager of GCWDE requirements to be shipped.
Part II is for carriers who have Senior Lodger responsibilities at stations identified in Part III. Part III identifies the carrier responsible, and Senior Lodger station being activated, depending upon the requirement.

3.5.8.  SENIOR LODGER STATION WORKLOAD.  This message is addressed to the
        ------------------------------
applicable Senior Lodger Station, with information copy to AMCALT and AMC NAFs. It shall be sent on a continuing basis and shall advise the station manager of the number of aircraft, by type as can be determined. Station workload information shall be sent to all activated Senior Lodger locations as necessary.


SECTION C--HQ AMC CRC CHECKLIST FOR ACTIVATING AN USING THE CRAF
- ----------------------------------------------------------------

3.6.  AIRCRAFT MANAGEMENT.  To minimize cost to the Government and disruption of
      -------------------
the carriers' civil schedules and services, only those aircraft actually needed by AMC shall be called-up, and only as they are needed. Also, those no longer needed shall be released to the carrier for commercial operations as soon as practical.

SECTION D--CRAF CARRIER ACTIVATION ACTIONS
- ------------------------------------------

3.7.  CRAF CARRIER ACTIVATION CHECKLIST.  During CRAF activation, carriers shall
      ---------------------------------
receive the messages specified in this chapter. The conditions and a suggested checklist of actions to be taken by the carrier follow:

3.7.1.  HQ AMC CRC ACTIVATION MESSAGE.  Upon receipt of this message, carriers
        ------------------------------
shall ensure that:

3.7.1.1. Personnel are assigned to its operations control center so as to provide 24- hour coverage.

3.7.1.2. Personnel who have been requested by the HQ AMC CRC shall report to HQ AMC at Scott AFB or AMCALT at Travis Air Force Base, CA.

3.7.2.  STAGE I AND II ACTIVATION MESSAGE.  Upon receipt of these messages,
       -----------------------------------
carriers shall ensure that:

3.7.2.1. Review the operational and maintenance status of all company aircraft allocated to support Stage I and II of CRAF.

3.7.2.2. Prepare to recall and mobilize aircraft and aircrews designated to participate in CRAF Stages I and II.

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

3.7.2.3.  Review personnel support requirements.

3.7.2.4. If the carrier has Senior Lodger responsibilities, review actions required to assume these duties and responsibilities.

3.7.2.5.  Review the availability of aircraft spares and support equipment.

3.7.2.6.  Ensure navigation route kits are current and available for use.

3.7.2.7. Assure all personnel scheduled to travel overseas have a current passport or an application for a passport. Follow preparatory requirements to issue Geneva Convention Cards IAW Chapter 9.

3.7.2.7.1 Issuance of the Geneva Convention Cards during Stage I and II activations is at the carrier's option.

3.8.  STAGE III ACTIVATION WARNING MESSAGE.  When this message is received
      ------------------------------------
carriers should:

3.8.1. Ensure actions listed above (3.7.2) are accomplished based upon commitment of carrier personnel and resources to Stage III.

3.9.  STAGE III ACTIVATION MESSAGE.  Upon receipt of this message, CRAF carriers
      ----------------------------
shall if directed:

3.9.1. Issue Geneva Convention ID cards, as appropriate, to carrier personnel going overseas.

3.9.2. If assigned Senior Lodger responsibilities, take immediate action to assure that those assigned duties and responsibilities can be fulfilled.

3.9.3.  Standby for aircraft call-up and a AMC airlift mission assignment.

3.10.  AIRLIFT MISSION ASSIGNMENT.  All airlift services performed by CRAF
       --------------------------
carriers shall be substantiated by delivery orders executed by the Contracting Officer. Upon receipt of a AMC airlift mission assignment, the carrier shall:

3.10.1. Make available aircraft and aircrews required to perform the mission. (Maximum time allowable for positioning aircraft and aircrews is 48 hours for Stage III.) Cargo aircraft shall require a loading supervisor as part of the crew.

3.10.2.  Ensure navigation route kits are current and aboard allocated aircraft.

3.10.3. Service mission aircraft so as to position at on-load base with sufficient fuel to make an east or west coast senior lodger station. This allows for maximum ACL use.

3.11.  SENIOR LODGER STATION ACTIVATION MESSAGE.  Upon receipt of this message,
       ----------------------------------------
the following actions shall be taken:

3.11.1. Senior Lodger carriers take immediate action to assure that Senior Lodger duties and responsibilities are fulfilled. Advise the HQ AMC CRC of operational or support limitations at each station activated.

3.11.2. Carriers having personnel committed to stations being activated shall make them available for immediate deployment.

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

                                   CHAPTER 4
                                   ---------

                                 SENIOR LODGER

SECTION A--GENERAL

4.1.  CONCEPT.  During a CRAF activation, carriers shall utilize existing
      -------
contracts and arrangements for aircraft servicing and support to the greatest extent possible. The aircrew shall contact the Senior Lodger only when such services are not available through normal commercial means, or when special requirements exist (such as classified materials issue/storage, the hands-on training and issue of GCWDE) which exceed normal commercial arrangements.

4.2.  DEFINITION.
      ----------

4.2.1.  SENIOR LODGER.  Senior Lodger is a term applied to the CRAF carrier that
        -------------
contractually commits itself to support civil aircraft and crews flying in support of the AMC operations at any stage of CRAF activation as they transit a specific civil airports.

4.2.2.  SENIOR LODGER STATION.  AMC/XOC selects airdromes as Senior Lodger
        ---------------------
stations based on the facilities available and the needs of CRAF and AMC.

4.2.3.  AUGMENTING CARRIER PERSONNEL.  Personnel provided by other CRAF
        -----------------------------
carriers, who shall, when requested, augment a Senior Lodger station, and perform duties as required by the Senior Lodger.

4.2.4.  AUGMENTING DOD PERSONNEL.  DOD personnel provided as augmentees to
        -------------------------
support a Senior Lodger station. The support provided by these personnel may include but not be limited to GCWDE, intelligence, weather, and mission briefings.

4.2.5.  CIVIL AIRLIFT SUPPORT ELEMENT (CASE).  A team of two to four personnel,
        -------------------------------------
possessing cargo and passenger expertise, and volunteered by civil air carrier resources, that shall augment a AMC TALCE at an onload or offload site. The CASE shall act as a liaison between the DOD and the civil carriers and shall provide the necessary liaison support for civil aircraft and aircrews as they transit specific airfields.

4.3.  SENIOR LODGER CONTRACT PROVISIONS.  All Senior Lodger services provided in
      ---------------------------------
connection with the CRAF shall be through provisions of a contract modification issued by HQ AMC. The Airlift Services Contract makes provisions for the HQ AMC Contracting Officer, as the HQ AMC CRC Director directs, to activate Senior Lodger stations as required during CRAF activation. The Contracting Officer shall issue a contract modification for stations activated.

4.4.  SENIOR LODGER STATIONS.  The following Senior Lodger stations, with the
      -----------------------
responsible air carrier indicated, shall be activated as required.

4.4.1.  CONUS
        -----

4.4.1.1  Bangor International, ME -- Federal Express

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

4.4.1.2  Boston/General Edward L. Logan International, MA -- TWA

4.4.1.3  Houston Intercontinental, TX -- Continental

4.4.1.4  JFK International, NY -- TWA

4.4.1.5  Miami International, FL -- Southern Air Transport

4.4.1.6  San Francisco International, CA --

4.4.1.7  Seattle-Tacoma International, WA -- Northwest

4.4.2  OVERSEAS
       --------

4.4.2.1  Agana NAS, Guam -- Northwest

4.4.2.2  Anchorage International, Alaska -- Federal Express

4.4.2.3  Brussels National, Belgium -- Delta

4.4.2.4  Cairo International, Egypt -- TWA

4.4.2.5  Frankfurt Main, Germany -- Delta

4.4.2.6  Honolulu International, Hawaii --

4.4.2.7  Lisboa/Lisbon, Portugal -- TWA

4.4.2.8  London/Gatwick, England -- Continental

4.4.2.9  Naha, Okinawa, Japan -- Northwest

4.4.2.10  New Tokyo International, Japan -- Northwest

4.4.2.11  Prestwick, Scotland -- Northwest

4.4.2.12  Roma/Fiumicino, Italy -- TWA

4.5.  LIMITING FACTORS  Upon station activation, the Senior Lodger shall advise
      ----------------
the AMC CRC CRAF Cell of any limiting factors that may affect the assigned CRAF mission.

4.6.  SENIOR LODGER SERVICES.  Senior Lodgers shall act as the primary agent for
      ----------------------
any services required, whether specifically providing them or acquiring them through alternative sources. Should appropriate support be unavailable, the Senior Lodger should contact AMC CRC CRAF Cell, either through the CRAF carrier operations, directly, or by any other expeditious means.

4.6.1.  CIVIL AIRCRAFT SUPPORT.  Senior Lodger services consist of ground
        ----------------------
support for all civil aircraft and crews participating in US military airlift operations. Services which the Senior Lodger performs will vary from station to station depending upon the workload involved.

4.6.2.  DOD AIRCRAFT SUPPORT.  AMC may occasionally request the Senior Lodger to
        --------------------
provide or obtain service for DOD aircraft. Should a priority determination be required, the Senior Lodger manager shall

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

communicate with the HQ AMC CRAF Cell
through the CRAF carrier operations.

4.7.  ACCOUNTING AND FINANCE.
      ----------------------

4.7.1. A Change Order to the Contract shall specify period of obligation and the limits of payments for services.


4.7.2.  BILLING PROCEDURE FOR PERSONNEL.  A CRAF carrier, other than the Senior
        -------------------------------
Lodger carrier, providing augmenting personnel to a Senior Lodger station, shall bill the Senior Lodger for the costs incurred.

4.7.3.  CHARGES TO THE GOVERNMENT.  In the event of Senior Lodger activation, HQ
        -------------------------
AMC will forecast the traffic for each Senior Lodger Station for planning purposes. Normally, the Senior Lodger operation at a given station should be self-sustaining, provided the traffic forecasted is generated. In the event such traffic is not generated, the Senior Lodger shall charge the excess cost to the US Government in accordance with the Change Order limitation.

4.7.4.  SERVICES.  Normally, civil carriers shall  pay the Senior Lodger for
        --------
services required and rendered. However, AMC may require the Senior Lodger to provide or arrange the services listed below, for CRAF aircraft, at no cost to the using CRAF carrier. In such cases Senior Lodger services are chargeable to the US Government.

4.7.4.1.  Transient alert and ramp services.

4.7.4.2.  Passenger and cargo handling services.

4.7.4.3.  Fire and crash rescue support.

4.7.4.4.  Aircraft clearance facilities.

4.7.4.5.  Emergency medical services.

4.7.4.6.  Aeromedical hub or spoke support.

4.7.4.7.  Physical survey of selected Senior Lodger airports.

4.7.4.8.  Physical security provisions.

4.7.4.9.  Digital and voice communications capability.


SECTION B--FLIGHT OPERATIONS

4.9.  AUTHENTICATORS.
      --------------

4.9.1. Procedures. Authenticators may be used during CRAF operations. Normally, the aircraft Captain or First Officer shall be issued the appropriate authentication material at a carrier's hub in sufficient quantity to support the mission to the destination base and return to the CONUS, including possible delays en route. Carrier personnel issuing authentication material shall instruct the aircrews in the proper use of the authenticators. Aircraft Captains and First Officers with proper SECRET security clearances shall be authorized access to the classified authentication material affecting their mission. If updated authentication material is required at a Senior Lodger station, the Senior Lodger shall assist the flight crew in obtaining the current material, and shall insure they are instructed in its proper use. To verify a crewmember's access to classified material, the following must be checked:

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

4.9.1.1  Crewmembers' airline identification card with picture.

4.9.1.2 The DD Form 489, Geneva Convention's Identity Card for Civilians who Accompany the Armed Forces.

4.9.2.  STORAGE and SECURITY.  Senior Lodgers must be prepared to provide
        --------------------
security for classified cryptographic material up to and including SECRET. To handle US SECRET cryptographic materials, the handler must have a SECRET security clearance and, unlike non-cryptographic material, must be a US citizen.

4.9.2.1. Stateside storage facilities require a facility clearance for classified storage. An alternative to storage is "constant vigilance," where the cryptographic material is kept at all times in the field of view of a US citizen with a SECRET clearance. Carriers can identify employees at US Senior Lodger sites to fulfill this function.

4.9.2.2. Storage of classified material at overseas Senior Lodger stations is not authorized. Therefore, when an aircraft has been delayed, the Senior Lodger shall assign a minimum of three employees who are US citizens and have SECRET clearances for constant vigilance of cryptographic material. Should there be less than three SECRET- carrier employees at the Senior Lodger site, or should those at the overseas site be required for other tasks not permitting constant vigilance, the Senior Lodger carrier should identify a minimum of three employees who can be spared during a CRAF activation (such as reservations clerks, etc.) and who are US citizens to receive a US SECRET clearance and deploy to the overseas site. If the Senior Lodger carrier is unable to supply the needed personnel, the Senior Lodger shall contact the HQ AMC CRC for assistance.

4.9.2.3. If delays are incurred at locations other than military installations or Senior Lodger stations, the aircraft Captain shall insure the security of the authentication materials

4.9.3.  Disposition of Authenticator:

4.9.3.1. The transfer of authentication material between aircrews at staging points shall be accomplished by the use of the Standard Form (SF) 153 or Comsec Material Report comparable receipt form.

4.9.3.2. When no longer needed, authentication materials must be promptly returned to any AMC Command Post or USAF Base Operations. Retain the SF 153 or other receipt for 2 years.

4.9.3.3. In an emergency, burn or finely shred the authenticators, widely scatter the remains, and complete the destruction portion of the SF 153. Provide a copy of this form to the issuing US Government agency/facility, and retain one copy for 2 years.

SECTION C--TRAFFIC SERVICES RESPONSIBILITIES

4.10.  AIRFIELDS.
       ---------

4.10.1.  CIVIL AIRFIELDS.  AMC may require Senior Lodger to provide the traffic
         ---------------
services for CRAF aircraft as specified in paragraphs 4.11 through 4.18.

4.10.2.  MILITARY AIRFIELDS.  AMC will provide or arrange for traffic services
         ------------------
for CRAF aircraft at military airfields. Normally, these services will consist of on/off-load operations, including documentation. AMC may provide other traffic functions when necessary to expedite the CRAF mission.

4.11.  PASSENGER SERVICE  If circumstances require passenger handling, the
       -----------------
following services may be required.

4.11.1.  Onload Passengers:

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

4.11.1.1. Ascertain proper boarding authority has been provided prior to onloading passengers.

4.11.1.2. Ascertain documentation papers are in order and ensure proper ticketing (Warsaw Convention) at commercial airport facilities normally operated by the contractor or its agents, valid passports, visas, and health records are possessed by those passengers departing for overseas. The contractor is not responsible to ticket a passenger when the passengers are moved outside the commerical terminal structure and using mobility passenger movement procedures. The services are responsible to brief their passengers on Warsaw Convention liability limits, through the use of handouts and signs containing the Warsaw Convention language, and briefings to passengers using direct quotations of the convention language. Additional insurance packets are handed out to the passengers at that time.

4.11.1.3.  Provide special handling for all courier and diplomatic passengers.

4.11.1.4.  Provide passenger conveyance from terminal to aircraft, as required.

4.11.2.  Offload Passengers:

4.11.2.1. Ascertain that passengers possess required passports, visas, and health records prior to government processing.

4.11.2.2. Arrange for customs, public health, immigration, and ground transportation.

4.11.2.3.  Provide or arrange for adequate baggage handling.

4.11.2.4. Assure passengers process through customs, public health, immigration, etc.

4.11.2.5.  Provide special handling for courier and diplomatic passengers.

4.12.  CARGO SERVICE  Senior Lodger stations will normally not be cargo onload
       -------------
or offload sites.  If
circumstances require cargo handling, the following services may be required.

4.12.1.  Outbound Cargo:

4.12.1.1.  Ensure onload capability exists.

4.12.1.2.  Receipt of cargo or mail from shipper.

4.12.1.3.  Prepare necessary waybills, forms, etc.

4.12.1.4. Provide special handling and facilities for high value and hazardous cargo.

4.12.2.  Inbound Cargo:

4.12.2.1.  Ensure offload capability exists.

4.12.2.2.  Arrange for notifying consignee of shipment arrival or availability.

4.12.2.3. Arrange for government processing (customs, agriculture) or shipments.

4.12.2.4. Provide necessary facilities for tracing lost or mishandled shipments.

4.12.3. Records: Provide adequate facilities for maintenance of current records and handling all invoicing.

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

4.13.  ADDITIONAL GROUND SERVICE SUPPORT.  The following factors must be
       ---------------------------------
considered:

4.13.1.  Ramp parking assignments for aircraft.

4.13.2.  Weight and balance planning and coordination.

4.13.3. Issuance of fuel load instructions to those responsible for aircraft fueling.

4.13.4. Preparing and transmitting flight movement report which includes passenger and cargo breakdowns, delays, crewmembers on board, aircraft registration number, and fuel load.

4.13.5.  Dissemination of accurate flight information.

4.13.6. Alerting and/or advising crew of dangerous cargo or high-value shipments on board and its location.

4.13.7.  Alerting flight crews as to flight readiness or availability.

4.13.8. Preparation or procurement of required food and beverages for passengers, patients and flight crew.

4.13.8.1.  Delivery of the food and beverages to the aircraft.

4.13.8.2.  Galley servicing and supply.

4.14.  CABIN SERVICE
       -------------

4.14.1. Services and Supplies. Lavatory servicing and supply, including operation of the necessary vehicles.

4.14.2.  Cleaning.  All cabin and cockpit areas.

4.14.3. Water. Water service necessary for aircraft operation and passenger convenience.

4.15.  TRAFFIC SUPPORT AND FORMS  If a CRAF aircraft requires additional
       -------------------------
supplies and AMC traffic forms while on a CRAF airlift mission, the Senior Lodger shall provide company supplies and AMC (or equivalent substitute) forms.

4.16.  AMC PERSONNEL.  AMC shall provide traffic personnel to effect liaison on
       -------------
traffic matters between AMC and the Senior Lodger at those stations where there is a traffic function.

SECTION D--COMMUNICATIONS RESPONSIBILITIES

4.17.  COMMUNICATIONS POLICY.
       ---------------------

4.17.1.  SERVICES.  Senior Lodgers shall use existing civil communications
         --------
circuits. Military circuits, where available, are for backup service only.

4.17.2.  RECORD COMMUNICATIONS.
         ---------------------

4.17.2.1. Senior Lodgers shall have the means to communicate with the HQ AMC CRC, the carrier's home station, appropriate air traffic control center, meteorological services, and adjacent stations served by CRAF. Facilities may consist of, but are not necessarily limited to, the following:

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

4.17.2.1.1. International Civil Aviation Organization (ICAO)/Aeronautical Fixed Telecommunications Network (AFTN).

4.17.2.1.2. Airline multiple user circuits, Aeronautical Radio, Inc. (ARINC), International Aeradio, Ltd., and Societe Internationale de Telecommunicata Aeronautiques (SITA).

4.17.2.2. The carrier shall coordinate with AMC for connection to the nearest military communications center to provide for alternate message routing.

4.18.  COMMUNICATIONS STATUS REPORT.  Each Senior Lodger shall advise the HQ AMC
       ----------------------------
CRC and the air carrier's headquarters of available communications (ARINC, STU III, Secure Fax machines, telephone, etc.), immediately upon the activation of the Senior Lodger station. Carriers shall review Senior Lodger phone numbers, ARINC addresses, etc., annually for currency.

SECTION E--SAFETY RESPONSIBILITIES

4.19.  HAZARD REPORTING.  The Senior Lodger or carrier representatives shall
       ----------------
report any condition involving cargo which, in their opinion, constitutes a hazard to operations to the carrier and airport safety personnel. This report should contain the following information:

4.19.1.  Location.

4.19.2.  Date and time (GMT).

4.19.3.  Nomenclature of cargo (proper shipping name of hazardous cargo).

4.19.4.  Shipper's organization/unit and name of cargo representative.

4.19.5.  Destination of cargo.

4.19.6.  Transportation control number (TCN) or Bumper/Increment number.

4.19.7.  Facts and circumstances.

SECTION F--CRAF GROUND CHEMICAL WARFARE DEFENSE ENSEMBLE (GCWDE) MANAGEMENT

4.20  Concept of Operations.  If GCWDE is directed by HQ AMC, CRAF aircrew
     -----------------------
members will receive, at a Senior Lodger location, hands-on training and GCWDE for their flight into/out of the AOR where chemical protection may be necessary. All government furnished GCWDE kits will be returned to the next available senior lodger location after exiting the AOR. This will be reentered into issue stocks for other transiting CRAF aircrews.

4.20.1 The activated Senior Lodger station manager will coordinate with AMC Tanker Airlift Control Element (TALCE) personnel and arrange for suitable facilities necessary for their on-site CRAF GCWDE program. AMC designated disaster preparedness personnel will provide the necessary administrative and inspection requirements. HQ AMC/XOC will coordinate with the designated Senior Lodger carriers on this program.

                                   CHAPTER 5
                                   ---------

                               FLIGHT OPERATIONS

SECTION A--CONCEPT

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

5.1.  GENERAL.  CRAF flight operations shall be conducted in accordance with all
      -------
applicable Federal Aviation Regulations (FARs) and all other applicable governing directives.

5.2.  OPERATIONS.  There are many identified CRAF missions which support DOD
      ----------
airlift requirements during airlift or national emergencies. Primarily, these are overseas deployment and resupply missions. The airlift capability in support of these missions is based on a daily aircraft utilization rate of 10 hours.

5.2.1  INTERNATIONAL.  The Long-range section satisfies requirements that exceed
       --------------
the capability of AMC's organic long-range aircraft. The Short-range section satisfies medium-range offshore airlift requirements such as the Pacific inter-island complex, Western Pacific, and from the CONUS to such places as Alaska, Greenland, Panama, and Puerto Rico. AMC applies a 10-hour a day utilization rate to these two segments for contingency planning. To arrive at a productive aircraft utilization rate, the following known factors apply:

5.2.1.1 Aircraft ferry, position, and deposition time computed at .6 hours a day.

5.2.1.2 DOD contingency plans identify wartime deployment airlift requirements; therefore, productive utilization is one-half of the remaining 9.4 hours a day. This equates to 4.7 hour a day.

5.2.2  AEROMEDICAL.  Boeing B767 aircraft shall be configured to carry litter
       ------------
and ambulatory patients and provide all necessary electrical and oxygen systems necessary for patient support. B767 aircraft are to be utilized in a strategic role to augment existing military cargo aircraft such as the C-141. The utilization rate for planning is 10 hours per aircraft per day.

5.3.  CRAF OPERATIONS AUTHORITY.  CRAF operations shall be conducted in
      -------------------------
accordance with procedures outlined in AMCR 55-8; AMCR 76-8; AMCR 76-1, Volume I; and terms of the current AMC Airlift Services Contract. Any situation or subject not covered herein shall be resolved by the HQ AMC CRC-D or the contracting officer.

5.4.  FEDERAL AVIATION REGULATIONS (FARs).  The basic policy is that CRAF shall
      -----------------------------------
operate under FARs with waivers as necessary.

5.5.  ALLOCATION OF THE FLEET.  Aircraft are allocated to the CRAF by the
      -----------------------
Department of Transportation (DOT)/Officer of Emergency Transportation (OET), under the authority of Defense Production Act of 1950, as amended (50 USC App. 2061, et seg.). This allocation is based upon such factors as Department of Defense (DOD)-approved airlift requirements and suitability of civil aircraft.

5.6.  PASSENGER AIRCRAFT.  These aircraft, allocated against international (long
      ------------------
and short-range) airlift, shall arrive at on-load site prepared to receive passengers/troops.

5.7.  CARGO AIRCRAFT.  Cargo aircraft allocated against international (long and
      --------------
short-range) airlift requirements shall arrive at on-load site prepared to receive cargo loaded on military 463L pallets.

5.8.  CONVERTIBLE AIRCRAFT.  Convertible aircraft shall be configured by the
      --------------------
carriers for cargo missions unless otherwise specified by the AMC CRC CRAF Cell.

SECTION B--COMMUNICATIONS

5.9. IN-FLIGHT COMMAND COMMUNICATION PROCEDURES.
     ------------------------------------------

5.9.1.  MISSION POSITION REPORTING.  All CRAF aircraft shall keep appropriate
        --------------------------
AMC Command and

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27


Control agencies (Tanker Airlift Control Center (TACC), or Tanker Airlift Control Elements (TALCE)), informed of mission progress. This shall be done via direct radio contact when possible or through relays via company operations centers, or any suitable ground radio station.

5.9.2.  ARRIVAL/DEPARTURE MESSAGES.  CRAF aircraft on active AMC missions or
        --------------------------
positioning to an active AMC mission shall pass AMC mission number, aircraft number, actual time of arrival/departure and estimated time of departure/arrival within 15 minutes of arriving or departing a station without a AMC command and control agency.

5.9.3.  ENROUTE COMMUNICATIONS WITH THEATER ALCC.  On all missions into an area
        -----------------------------------------
of operations that has a designated ALCC, CRAF aircraft must contact the ALCC prior to passing geographical boundaries of the operational area. The following information shall be passed.

5.9.3.1.  Mission number and FAA aircraft registration (Tail) number.

5.9.3.2. Estimated Time of Arrival (ETA) for destination or alternate, and delay if anticipated.

5.9.3.3.  Any significant maintenance problems.

5.9.3.4.  Thirty minutes prior to landing, pass the information requested in

5.9.3.  above to the destination TALCE.

5.9.4.  ESTABLISHING COMMUNICATIONS WITH DESTINATION STATION.   On all flights,
        ----------------------------------------------------
when an aircraft is approximately two hours from destination, the aircraft Captain shall establish contact with or have information relayed to the destination station. The following data shall be passed:

5.9.4.1.  Mission number and FAA aircraft registration (Tail) number.

5.9.4.2.  ETA destination or alternate and delay time if anticipated.

5.9.4.3.  Any significant maintenance problems.

5.9.5.  THE AMC TALCE COMMANDER, SENIOR AMC REPRESENTATIVE, OR SENIOR LODGER
        --------------------------------------------------------------------
Shall ensure that the CRAF aircrew receives (see AMCR 55-25):

5.9.5.1. The latest available communications information concerning the proposed route of flight.

5.9.5.2. Enough authentication material (tables) to cover the subsequent 72 hours.

5.9.5.3. The latest intelligence information associated with the route of flight and destination.

5.9.5.4. If directed by HQ AMC CRC, the associated hands-on training and issue of GCWDE accomplished by AMC disaster preparedness personnel.

5.10.  MESSAGES.  The following air traffic control (ATC) and operational
       --------
messages are necessary for proper control and flight following of the CRAF by the HQ AMC CRC over standard communication channels.

5.10.1.  ATC MESSAGES.  These shall be filed in accordance with established
         ------------
procedures.

5.10.2.  OPERATIONAL MESSAGES.  There are three kinds:  departure, arrival, and
         --------------------
advisory. Addressees should be the next intended landing site operation center, the appropriate carrier, and the TACC.

5.10.3. When standard communications are not possible, the crew should communicate the following information to

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

their company headquarters (or the most accessible military flight facility) by the most rapid and efficient method at their disposal:

5.10.3.1.  Greenwich (Z) Time of Arrival.

5.10.3.2.  Estimated (Z) Time of Departure.

5.10.3.3.  Proposed destination and estimated arrival times (Z).

5.10.3.4.  Maintenance Problems.

5.10.3.5.  Other information as necessary.


SECTION C--AIRCREW, SCHEDULING, AND MISSION MANAGEMENT.

5.11. GENERAL.  During CRAF activation, mission scheduling shall be accomplished
      -------
by the AMC CRC CRAF Cell.  Carriers shall schedule aircrews and aircraft.

5.12.  DEVIATION FROM MISSION SCHEDULE.  Except for emergency or safety reasons,
       -------------------------------
deviations from mission schedules must be authorized by the AMC CRC.

5.13.  CREW SCHEDULING AND STAGING RESPONSIBILITY.  Aircrew scheduling and
       ------------------------------------------
staging shall be the responsibility of the CRAF carrier. Under emergency conditions, the responsibility for crew scheduling may be delegated by the carrier to the Senior Lodger station manager.

5.14.  CREW COMPLEMENT.
       ---------------

5.14.1. Aircrew composition is the decision of the CRAF carrier and in accordance with carrier operating manuals and Part 121 of the FAR.

5.14.2. The composition of the aeromedical crew shall be determined by the Chief Nurse of the aeromedical crew organization, based upon patient load and acuity. A minimum B767 aeromedical crew is 4 flight nurses and 6 aeromedical technicians.

5.14.3. Assignment of carrier or FAA personnel as check or instructor personnel is authorized. These additional crewmembers shall be limited, whenever possible, to flights which shall not have a reduced ACL as a result of the additional crewmember(s) being aboard. However, should the additional crewmember require a cabin seat that reduces the ACL, the ACO must grant approval.

5.14.4. Prior to boarding the aircraft, written authority for FAA and carrier personnel, signed by properly designated personnel of the carrier concerned, must be presented to the appropriate operations officer, dispatch center, Senior Lodger station manager, or AMC representative.

5.15.  CREW NOTIFICATION.
       -----------------

5.15.1.  CONUS.  Crew notification shall be accomplished by the CRAF carrier.
         -----
Should CRAF be in a dispersed posture, notification shall be accomplished by the CONUS Senior Lodger station manager.

5.15.2.  OVERSEAS.  Crew notification shall be accomplished by the Senior Lodger
         --------
station manager at civil airports and by Base Operations or AMC Command and Control agency at military airfields.

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

5.16.  AIRCRAFT GROUND TIME.  For planning purposes the following ground times
       --------------------
shall be used:

                           CONCURRENT                OFF-LOAD        TURN
TYPE                        LOADING     ENROUTE         AT        AROUND 1/
CARGO                     SERVICING 1/  STATIONS  DESTINATION 5/  STATION 2/
- ------------------------  ------------  --------  --------------  ----------

Palletized Bulk 3/
   1-7 pallets                  3 + 00    1 + 30          0 + 45      3 + 00
   8-13 pallets                 3 + 00    1 + 30          1 + 15      3 + 00
   14-18 pallets                3 + 30    1 + 30          1 + 15      3 + 30
   19 or more                5 + 00 4/    1 + 30          3 + 00   5 + 00 4/

Oversize/Rolling Stock
   1-25 ST ACL                  4 + 00    1 + 30          2 + 00      4 + 00
   26 ST or more             5 + 00 4/    1 + 30          3 + 00   5 + 00 4/

                          CONCURRENT              OFF-LOAD        TURN
TYPE                      LOADING       ENROUTE   AT              AROUND 1/
CARGO                     SERVICING 1/  STATIONS  DESTINATION 5/  STATION 2/
- ------------------------  ------------  --------  --------------  ----------

Passengers
   105-250 PAX                  2 + 00    1 + 30          2 + 00      2 + 30
   251 or more                  3 + 00    1 + 30          3 + 00      3 + 30

Aeromed Evac Patients
   All                          5 + 00    3 + 00          3 + 00      6 + 00

1/ Add one hour at station where concurrent loading and servicing are not authorized.

2/  Stations where off-load, servicing, and/or on-loading shall occur.

3/ Assumes palletized bulk cargo load and that aircraft is properly configured to accommodate 463L pallets.

4/  Add one hour if subfloor must be installed or removed.

5/  No aircraft servicing is planned.

SECTION D--AIRCREW RESTRICTIONS

5.17. FLIGHT TIME LIMITATIONS. The flight time limitation for CRAF crewmembers is specified in the FAR and the carriers' aircraft operating manual, unless otherwise waived by FAA. Carriers with union agreements, which have flight time limitations less than those identified in Chapter 10, must consider this in planning aircrew requirements. Where possible, carriers should have agreements with crew members that permit flight operations during CRAF activation up to the maximum limits specified by FAR and safe operating practices.

SECTION E--AIR CARRIER DISPATCH PROCEDURES

5.24.  AIRCRAFT CAPTAIN'S AUTHORITY.  Aircraft captains may:

5.24.1. DELAY OR DISCONTINUE FLIGHT. Delay of discontinue their flight when, in their opinion, operating conditions are unsafe for starting or continuing a flight.

5.24.2. CHANGE FLIGHT PLAN. Initiate a change in their flight plan when, in their opinion, this change is

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

necessary for reasons of safety.

5.24.3. RELEASE FLIGHT Release their own flight when operating in support of CRAF.

5.25.  ALTERNATE AIRPORTS.

5.25.1. SELECTION. In flight planning alternate airports for CRAF missions, CRAF carriers shall consider the following:

5.25.1.1. For foreign off-load destinations, a Senior Lodger station, a US military airfield, or airfield with US military facilities should be given first priority. (AMC command and control agencies shall provide preferred alternatives for each mission based on forces and supplies requirements and desired off-load locations.)

5.25.1.2. Availability and proximity of billeting and messing facilities for passenger missions.


5.25.1.3. Diplomatic clearance, overflight agreements, and security considerations for missions carrying dangerous or special handling cargo.

5.25.2. COORDINATION. The nearest or most available AMC operations center/command post should be contacted before proceeding to an alternate.

5.25.3. AEROMED EVAC MISSION In addition to the above considerations, casualty transport Systems or equivalent MHE must be available. A satisfactory patient holding facility may also be required.

SECTION F--SPECIAL OPERATING PROCEDURE

5.26. HANDLING OF COMPLETED MISSION PAPERS. Disposition of Flight Forms. All flight papers that have been used or collected during flight shall be disposed of in accordance with carrier directives.

5.27. EARLY DEPARTURE. The HQ AMC CRC may authorize early departure from any station. Early departures must be approved by the aircraft captain.

5.28. EMERGENCY AND SURVIVAL EQUIPMENT. CRAF carriers are responsible for providing overwater, emergency, and survival equipment in compliance with Federal Aviation Regulations.

5.29. PRIORITY OF AIRCRAFT. During CRAF activation, military and civil transport aircraft flying in support of the contingency shall receive the same priority.

SECTION G--DISPERSAL AND REGROUP PLANNING

5.30. CRAF REGROUP OPERATIONS. CRAF aircraft and resources shall be considered dispersed in place and regrouped in accordance with the provisions of this attachment and the HQ AMC CRC.

5.30.1. In planning for employment of civil airlift augmentation during a national emergency, consideration must be given to the preservation of airlift resources.

5.30.2. Aircraft inflight over the CONUS shall be dispersed to safe haven bases, as directed by air traffic control authorities. When conditions permit, control of these dispersed aircraft shall be retained by company management who shall direct reassembly at predetermined regroup operating bases, or dispatch to specified on-load bases. Airlift mission assignments shall be routed through corporate management. Airlift mission assignments shall be from the HQ AMC CRC.

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

5.30.3. Allocated aircraft that are offshore when safe passage procedures (contained in SECRET NORAD Regulations 55-67 and 55-68) have been implemented shall divert into the nearest base listed below so as to obtain specific procedural information required for penetration and operation in the NORAD area. Base operations at one of the following locations shall provide the NORAD information prior to departing for entry into the NORAD defense area.

5.30.3.1. ATLANTIC AREA. Rhein-Main AB, Germany; Incirlik AB, Turkey; and Lajes Field, Azores.

5.30.3.2. PACIFIC AREA. Andersen AFB, Guam; Yokota AB, Japan; Kadena AB, Okinawa; Hickam AFB, Hawaii; Elmendorf AFB/Cold Bay AFS (714 ACWS), Alaska. (If aircraft is on the ground at Anchorage International, contact Elemendorf AFB.
If aircraft is airborne within the Alaska area, divert to Cold Bay AFS.)

5.30.4. After obtaining a copy of the NORAD Safe Passage procedures, aircraft identified in paragraph 5.30.3. above, shall be directed to:

5.30.4.1.  A CONUS regroup base, or

5.30.4.2.  A CONUS on-load base.

                                   CHAPTER 6
                                   ---------

                          TRAFFIC (TERMINAL SERVICES)

6.1.  GENERAL.  This chapter covers the broad aspects of traffic/terminal
      -------
services as they apply to the International (Long-Range) CRAF. Traffic/terminal services include the receiving, processing, documenting, on/off-loading of passengers and cargo, cabin servicing, preparing and submitting necessary reports, maintaining records, and accomplishing other applicable tasks.

6.2.  TRAFFIC FUNCTIONS RESPONSIBILITIES.  During CRAF activation,
      ----------------------------------
responsibility for traffic functions shall be:

6.2.1.  SENIOR LODGER.  The Senior Lodger station manager shall be responsible
        -------------
for enroute traffic functions for CRAF aircraft. When required, military personnel shall provide liaison between the military and the Senior Lodger station manager.

6.2.2.  MILITARY INSTALLATIONS.  When CRAF has been activated, CRAF aircraft
        ----------------------
shall use traffic terminals as directed. When military stations are used by CRAF aircraft, services and equipment, as set forth in this Contract, shall be provided by the Government.

6.2.3.  AMC NUMBERED AIR FORCE (AMC NAF)-CONUS.  The responsible AMC NAF shall
        --------------------------------------
provide all aerial port of embarkation (APOE) functions required for CRAF operation.

6.3.  CRAF ROUTE SUPPORT.
      ------------------

6.3.1.  MOVEMENT ON CRAF AIRCRAFT.  CRAF carriers shall move support traffic
        -------------------------
aboard their own or other civil carriers aircraft in accordance with Section C of the contract except that, during CRAF activation, three percent of the aircraft's ACL, by weight, shall be considered available for route support/resupply.

6.3.2.  MOVEMENT ON MILITARY AIRCRAFT.  CRAF carriers that are unable to move
        -----------------------------
support traffic aboard CRAF/non-CRAF civil aircraft shall request assistance from AMC CRC.

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

6.3.3.  PRIORITIES.  CRAF route support traffic shall be assigned the same
        ----------
movement priority as AMC route support traffic.

6.4.  TRAFFIC DOCUMENTATION AND PROCEDURES.
      ------------------------------------

6.4.1.  ROUTING OF TRAFFIC DOCUMENTS.  All traffic moved on CRAF aircraft shall
        ----------------------------
be documented and processed in the same manner as traffic moved on AMC aircraft. Manifests, and supporting documents, prepared at non-AMC CONUS on-load bases shall be forwarded by AMC personnel to the appropriate AMC Numbered Air Force.

6.5.  MATERIAL HANDLING EQUIPMENT (MHE).
      ---------------------------------

6.5.1. The HQ AMC CRC Director shall be responsible for assuring availability of adequate MHE, cargo and passenger, to support planned workload at all on-load and off-load locations. See Note in paragraph 7.2.1.7.


6.5.2. CRAF carriers shall be tasked to provide wide-body MHE from their resources, when available, unless compatible military equipment is prepositioned.

6.5.2.1.  Positioning of carrier MHE will normally be their responsibility.

6.5.2.2. AMC shall position MHE that exceeds the carrier capability to position.

6.5.2.3. Payment to carriers for use of MHE and equipment operators shall be settled under the authority of the Changes clause of the Airlift Services contracts.

6.6.  CARGO TIE-DOWN POLICY.  AMC is responsible for providing the tie-down
      ---------------------
equipment for palletized and non-palletized cargo. For non-palletized cargo, AMC is also responsible for providing pallets required for sub-flooring. The carrier is responsible for securing pallets to the aircraft.

6.7.  PASSENGER FEEDING.
      -----------------

6.7.1.  CRITERIA.  All passengers shall be provided with inflight meals or
        --------
snacks.

6.7.2.  RESPONSIBILITY.  Obtaining, preparing, and serving inflight meals are
        --------------
the carrier's responsibilities. The contractor is required to provide ground feeding when appropriate.

6.7.3.  PURCHASE OF INFLIGHT MEALS FROM MILITARY.  The contractor may purchase
        ----------------------------------------
inflight meals from military installations when a suitable commercial source is not available.

6.7.4.  GROUND FEEDING.  Ground feeding at military installations shall be in
        --------------
accordance with this contract.

6.8.  PATIENT MEALS.  Patients receiving regular diets shall be served by the
      -------------
Flight Attendants. When special meals are required and are available, aeromedical evacuation crewmembers shall coordinate with flight attendants on meal preparation and delivery.

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

                                   CHAPTER 7
                                   ---------

                                   LOGISTICS

SECTION A--RESPONSIBILITIES

7.1.  AMC.  AMC shall be responsible for programming, budgeting, funding,
      ---
contracting, and monitoring logistics support in the following areas:

7.1.1.  INITIAL MOVEMENT AND RESUPPLY.  Upon Stage III CRAF activation, HQ AMC
        -----------------------------
CRC will ensure that sufficient support airlift is made available, if requested, to CRAF carriers for the initial movement and subsequent resupply of their route support materials and personnel.

7.1.1.1. Transportation of resupply support shall be via route support airlift, or via government surface transportation, as dictated by the urgency of the requirement.

7.1.1.2. Should route support be required, request shall be forwarded to HQ AMC CRC.

7.1.2.  LOGISTIC SUPPORT PLANNING.  HQ AMC CRC will monitor and coordinate CRAF
        -------------------------
logistic support effectiveness under the airline self-support concept.

7.1.3.  POL FACILITIES AND RESUPPLY CAPABILITY.  AMC shall ensure that adequate
        --------------------------------------
POL facilities and resupply capability are available at all planned contingency bases (both commercial and military). If fuel cannot be made available, suitable alternate airfields shall be recommended. Standard fuels will normally be available. Unusual POL requirements shall be managed by either the Senior Lodger or the using carrier.

7.1.4.  TO-PLANE POL SERVICES.  Headquarters AMC CRC shall ensure that to-plane
        ---------------------
servicing of POL is provided at military bases. To-plane servicing of POL at commercial bases shall be the responsibility of the carrier or Senior Lodger station manager.

7.2.  MILITARY BASES.  Commanders of military bases identified in USAF WAR and
      --------------
Mobilization Plan, through which CRAF aircraft may transit, shall be responsible for the following:

7.2.1.  GROUND SERVICES.  Provide services to include the furnishing of
        ---------------
necessary equipment and personnel for all CRAF aircraft arrivals:

7.2.1.1. Ramp services. To include: landing, towing, parking, ramp sweeping, snow removal service, APUs, fire guard, turbine engine starting units, loading ramps, crew and passenger stairs/ramps, baggage carts, lavatory, and potable water service units.

7.2.1.2.  To-plane fueling.

NOTE: A technically qualified carrier representative must be present to perform the into-plane portion of the fueling operations.

7.2.1.3.  Cargo handling.

7.2.1.4.  Ground-to-plane air conditioning, where available and required.

7.2.1.5.  Engine water (demineralized) and alcohol.

7.2.1.6.  Aircraft deicing.

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

7.2.1.7.  Ground heater.

NOTE: Peculiar Ground Equipment (equipment not common to normal base requirements in support of military aircraft or not compatible with CRAF aircraft) may not be available; therefore, must be provided by the carrier.

7.2.2.  SERVICES FOR CRAF AIR CREWS.  Where commercial services are not
        ---------------------------
available at or near military bases, arrangement for the billeting and messing facilities for CRAF air crews shall be accomplished by the US Government, as required. Services or property furnished on military bases, pursuant to this paragraph, shall be on a reimbursable basis in accordance with provisions of:

7.2.2.1.  Air Force Bases--AFM 67-1, Volume I, part 1.

7.2.2.2.  Naval Air Stations--Naval Supply Systems Command Manuel, Volume II.

7.2.2.3.  Army Air Fields--AR 210-95 (POL only).

7.2.3.  HOUSEKEEPING SUPPORT AND SERVICES.  Providing the CRAF operation with
        ---------------------------------
normal housekeeping support and services.

7.2.4.  REIMBURSABLE OR EQUATABLE CREDIT EXCHANGE.  Logistic support provided by
        -----------------------------------------
the Government to CRAF carriers shall be on a reimbursable or equitable credit exchange basis, as contractually agreed.

7.2.5.  PURCHASE OF PETROLEUM PRODUCTS.  The Contract may purchase at any
        ------------------------------
military base other than Rhein-Main AB, Germany (unless specific approval is granted by supplemental agreement), for the use in performing services hereunder.

7.3.  CRAF CARRIER.
      ------------

7.3.1.  SUPPLY LEVELS.  Maintain adequate supply levels to assure expeditious
        -------------
unit replacement for unserviceable parts.

7.3.2.  TRANSPORTATION PRIORITIES.  Assign transportation priorities to
        -------------------------
shipments consigned to the Senior Lodger station manager.

7.3.3.  SUPPLY PRIORITIES.  Honor the supply priority on Senior Lodger station
        -----------------
manager requests for resupply.

7.3.4.  SHIPPING RESUPPLY ITEMS.  Ship routine resupply rotatable items within
        -----------------------
48 hours, if possible.

7.3.5.  REPORTING SUPPLY DIFFICULTIES.  Advise Senior Lodger station managers
        -----------------------------
when difficulty in filling requests is anticipated within the time limit or the priority indicated.

7.3.6.  STATUS OF SUPPLY ACTIONS.  Keep the Senior Lodger station managers
        ------------------------
advised as to the status of their requests for supply action.

7.3.7.  MAINTENANCE SERVICE.  Provide or make arrangements for requirements to
        -------------------
support CRAF maintenance services within the CONUS.

7.3.8.  SPECIAL CLOTHING.  Ensure that company personnel are adequately clothed
        ----------------
and equipped for assigned locations and particular job specialty.

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

SECTION B--SUPPLY AND SERVICES

7.4.  AIRCRAFT SPARES.  Each CRAF carrier shall  determine spares required for
      ---------------
each station or individual aircraft to accomplish their assigned mission based upon station workload and route structure. Allocation of spares to, and placement of spares on, individual aircraft for selected stations shall be in consonance with the carrier's best estimate of the support capability required. Carriers will consider all available sources of supply in planning for anticipated spares support.

7.5.  GROUND EQUIPMENT AND AIRCRAFT SERVICE.
      -------------------------------------

7.5.1.  MILITARY BASES.  At military installations, common ground support
        --------------
equipment shall be provided CRAF carriers, as required.

7.5.2.  COMMERCIAL BASES.  At commercial bases, Senior Lodger station managers
        ----------------
will provide required support to the maximum extent possible, exhausting all civil sources. Deficiencies in support requirements shall be reported to the HQ AMC CRC.

7.6.  POL (PETROLEUM - OIL - LUBRICANTS).
      ----------------------------------

7.6.1.  MILITARY BASES.  POL products of military specifications shall be
        --------------
provided carriers, as required, on a reimbursable basis (see paragraph 7.2.). Military fuels JP-4 and JP-5 are acceptable substitutes for commercial fuels. CRAF carriers and Senior Lodger station managers will provide their own peculiar requirements of commercial type oils, lubricants, and fluids.

7.6.2.  COMMERCIAL BASES.  Senior Lodger station managers will help arrange for
        ----------------
all CRAF POL, using all available civil sources to obtain full support. Deficiencies shall be reported to the HQ AMC CRC.

SECTION C--MAINTENANCE

7.7.  MAINTENANCE POLICY.  Normally, maintenance shall be accomplished at the
      ------------------
operator's facilities or other agencies contracted by the carrier. Aircraft maintenance at en route and turnaround bases shall be performed in accordance with policies and procedures of respective carriers and this contract.

7.8.  EMERGENCY MAINTENANCE.  At military bases, military commanders are
      ---------------------
authorized to furnish aircraft maintenance, within the limits of existing capability, on a reimbursable basis. Carrier shall provide a qualified supervisor (flight deck crew member, if available) when maintenance is performed by the military.

7.9.  MAINTENANCE OF GROUND SUPPORT EQUIPMENT.
      ---------------------------------------

7.9.1.  MILITARY BASES.  Peculiar equipment required by the carriers shall be
        --------------
the responsibility of the using carrier.

7.9.2.  COMMERCIAL AIRPORTS.  Equipment provided from airline industry resources
        -------------------
shall be maintained by the Senior Lodger Station Manager.

7.10.  AIRCRAFT INSPECTIONS AND ENGINE CHANGES.  Individual CRAF carriers shall
       ---------------------------------------
control their scheduled aircraft maintenance inspections and time limited components through their scheduling sections in accordance with company policy.

7.11.  MINIMUM EQUIPMENT REQUIREMENTS.  Instructions contained in each CRAF
       ------------------------------
carrier's aircraft

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

operating manual shall be used when releasing aircraft with inoperative items.

7.12.  MANDATORY AIRCRAFT MODIFICATION AND INSPECTION.  Each CRAF carrier shall
       ----------------------------------------------
ensure its aircraft are in compliance with applicable FAA standards and directives. In those instances where the FAA and the carrier's mandatory inspection or modification work is to be performed, the Senior Lodger Station Manger shall perform such work or inspection in accordance with instruction from the carrier.

7.13.  AIRBORNE COMMUNICATIONS AND NAVIGATION EQUIPMENT MAINTENANCE.
       ------------------------------------------------------------
Maintenance of aircraft communications and navigational equipment shall be predicated on unit replacement and accomplishment of limited repairs within the capability of each Senior Lodger Station Manger. Equipment that cannot be repaired shall be returned to the carrier from whose aircraft the unit was removed.


                                   CHAPTER 8
                                   ---------

                                 COMMUNICATIONS

SECTION A--CONCEPT

8.1.  GENERAL.  This chapter establishes communication policies and procedures
      -------
to be used during the employment of the CRAF.

8.2.  ACTIVATION OF CRAF.  Activation of the CRAF will require continuous
      ------------------
communication capability between the HQ AMC CRC and the carriers. The means of communication shall be those facilities normally used during the average business day. They include: telephone, Aeronautical Radio, Inc. (ARINC), Automatic Digital Network (AUTODIN), secure telephone and secure fax machine.

8.3.  FEDERAL AVIATION REGULATIONS (FARs).  FARs are applicable in all civil
      -----------------------------------
aviation operations.

SECTION B--OPERATING PROCEDURES

8.4.  GENERAL.
      -------

8.4.1.  USE OF COMMUNICATIONS EQUIPMENT.  CRAF aircraft shall be equipped with
        -------------------------------
radios that are capable of communicating with all appropriate control agencies. CRAF air crews shall use International Civil Aviation Organization (ICAO) procedures unless otherwise instructed.

8.4.2.  PRIMARY AND SECONDARY GROUND/AIR CONTACT.  ICAO and other civil
        ----------------------------------------
ground/air stations presently used by CRAF carriers shall be the primary aircraft contact. USAF Global Command and Control System (GCCS) stations shall be for secondary contact when civil facilities are not available.

8.5.  COMMUNICATION NETWORKS.
      ----------------------

8.5.1.  REQUIRED SERVICES.  Reliable continuous communications service is
        -----------------
necessary to support CRAF mission control. Additional point-to-point circuits essential to CRAF carrier operations shall be provided by the carrier to include those required at Senior Lodger locations.

8.5.2.  AIR-TO-GROUND.
        -------------

8.5.2.1. The primary facility for HF en route voice contact shall be those civil facilities which are presently used; e.g., ICAO, ARINC, or company commercial air/ground facilities.

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

8.5.2.2. Existing USAF GCCS facilities shall be used as an alternate when civil facilities are not available. Frequencies for USAF GCCS stations are listed in the current DOD Flight Information Publication (FLIP).

8.5.2.3. Carrier aircraft shall be capable of communicating with US Air Force Communications Control Stations as outlined in the current FLIP en route supplement, National, and International section.

8.5.2.4.  Strict radio discipline is mandatory.

8.5.2.5. Voice call signs for individual CRAF aircraft shall be as directed by the HQ AMC CRC.

8.5.3.  POINT-TO-POINT.
        --------------

8.5.3.1. Presently used civil communications shall be used for communication between the HQ AMC CRC, CRAF carrier operating bases, and Senior Lodger locations.

8.5.3.2. Military communications shall be used as an alternative when civil communications are not available.

8.5.3.3. When at military facilities, AMC Command and Control communications shall be used. If they are not available, the Defense Communications System Teletype Net or other available system shall be used, as appropriate.

8.5.3.4.  CRAF aircraft movement messages shall be transmitted in the clear.

8.5.3.5. Messages regarding classified missions shall be classified and transmitted over Stu III/secure facsimile equipment.

8.5.3.6. When a carrier has a special message handling requirement, it becomes that carrier's responsibility to contact the Senior Lodger Station Manager and make arrangements for such handling.

8.5.3.7. Carriers and Senior Lodger stations using TELEX (Telex Communications, Inc.) and ARINC facilities will follow appropriate message addresses and format. Message exchange between carriers, Senior Lodger Station Manager, and the HQ AMC CRC shall be routed in accordance with the International Air Transport Association (IATA) Airline seven-letter addresses and the ICAO/AFTN eight-letter addresses. These addresses are the central contact point at each location. It then becomes the responsibility of each contact point to establish procedures to ensure international routing of all CRAF messages. These messages shall be in the format applicable to the circuit over which the message is to be sent (e.g., ICAO/AFTN, commercial, IATA/Airline, military).

8.5.3.8. When necessary to relay messages between circuits when using different procedures, it shall be accomplished through automated interchange between ARINC and FAA operated AFTN relay station (KMKM) at Kansas City MO.

SECTION C - CRAF COMMUNICATIONS
- -------------------------------

8.6. GENERAL.  Voice and teletype circuits are required from the HQ AMC CRC to
     -------
the CRAF carriers' operations control center locations and the Senior Lodger stations. An ARINC teletype system shall be installed upon the direction of the HQ AMC CRC/CRAF representative. The location for the CRAF ARINC shall be specified at that time by the CRAF representative. Operators shall be identified for the ARINC on a 24-hour-a-day standby basis.

8.7 SECURE COMMUNICATIONS.
    ----------------------

8.7.1. All CRAF carrier operations centers and Senior Lodger sites shall be equipped with a Government furnished STU III/secure facsimile machine to receive or transmit material up to the SECRET level.

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

8.7.2. All CRAF carrier operations center, Senior Lodger sites, and CRAF pilots will have KL43D DATA Encryption Devices issued to them which will allow them to authenticate and pass encoded messages to AMC command and control agencies over very high frequency (VHF) and HF frequencies, phone patch, or telephone.

                                   CHAPTER 9
                                   ---------

                             MANPOWER AND PERSONNEL

SECTION A--CONCEPT

9.1.  GENERAL.
      -------

9.1.1.  TRANSITION FROM CIVIL TO MILITARY SUPPORT OPERATIONS.  The CRAF program
        ----------------------------------------------------
structure is designed to permit supporting personnel to transition from commercial operations to military support operations in the most expeditious and efficient manner.

9.1.2.  PROCUREMENT AND SUPERVISION.  Procurement and supervision of all
        ---------------------------
personnel required by the CRAF carriers to conduct military support operations shall remain the responsibility of each carrier.

SECTION B--POLICIES

9.2.  BENEFITS AND COMPENSATIONS.  Persons assigned to CRAF will remain on the
      --------------------------
payroll of their original employer and will receive personnel benefits accorded by that employer. Rates of compensation shall be determined by the employing carrier.

9.3.  OFFICER STATUS AUTHORIZED FOR CRAF PERSONNEL.  CRAF personnel in the
      --------------------------------------------
following categories shall be afforded the courtesies of officer grade.

9.3.1.  All aircrew personnel.

9.3.2.  All supervisory personnel.

9.3.3.  All professional and technical personnel including:

9.3.3.1.  Dispatchers.

9.3.3.2.  Meteorologists.

9.3.3.3.  Doctors.

9.3.3.4.  Nurses.

9.4.  COOPERATION BETWEEN CRAF PERSONNEL AND MILITARY BASE COMMANDERS.  CRAF
      ---------------------------------------------------------------
personnel shall be expected to cooperate with military base commanders on all policy matters pertaining to safety, security, overall administration, and personal conduct.

SECTION C--REQUIREMENTS AND ALLOCATIONS

9.5.  PERSONNEL REQUIREMENTS AND MANPOWER ALLOCATION.  Personnel resources to
      ----------------------------------------------
support CRAF operations (except AMC liaison personnel) shall be furnished by parties in accordance with the following:

9.5.1.  SENIOR LODGER PERSONNEL REQUIREMENTS.  Senior Lodger carriers shall
        ------------------------------------
designate, by name,

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

qualified company personnel, including courier officer, if required, to provide 24-hour service in operations, maintenance, supply communications, and traffic services. Other Senior Lodger personnel requirements at each CONUS and overseas station will depend upon the type and magnitude of the CRAF missions planned to be operated through the station. Headquarters AMC will provide the Senior Lodger carrier(s) concerned the best possible definition of the potential station workload. Senior Lodger carriers will determine the additional personnel, by skill, required for the Senior Lodger station concerned. The HQ AMC CRC shall be advised of personnel requirements that cannot be satisfied.

SECTION D--PERSONNEL PROCEDURES UPON STAGE III CRAF ACTIVATION

9.6.  SENIOR LODGER SUPPORT.  Upon receipt of notification, each CRAF carrier
      ---------------------
who has an overseas Senior Lodger personnel commitment and/or an overseas crew staging requirement shall accomplish the following:

9.6.1.  OVERSEAS ASSIGNED.  Alert personnel in the CONUS who have been selected
        -----------------
for overseas duty. Reporting instructions for transportation overseas shall be forwarded from the HQ AMC CRC. Prior to departing designated embarkation points, personnel will have in their possession:

9.6.1.1. Travel Authorization Document. In order to identify properly those individuals reporting to a CONUS pickup point for further movement to an overseas station, a Travel Authorization Document shall be provided by each CRAF carrier to its personnel. Each individual shall be furnished two copies: one for their own use and one to turn in at the CONUS reporting point.

9.6.1.2.  Passport.  Issue instructions for obtaining passports.

9.6.1.3.  Geneva Convention Identity Card (DD Form 489).

9.6.1.4.  International Certificate of Vaccination (Public Health Service Form
731).

9.6.2.  CONUS ASSIGNED.  Alert personnel in the CONUS who have been designated
        --------------
to support CONUS Senior Lodger stations and issue appropriate reporting instructions for their CRAF duty assignment.

9.6.3.  ALREADY OVERSEAS.  Alert personnel overseas who have been designated as
        ----------------
CRAF support personnel, and issue them appropriate instructions regarding their reporting to and overseas Senior Lodger Station Manager.

NOTE: Prior to CRAF activation, it shall be necessary for CRAF carriers contributing personnel to coordinate with the appropriate overseas Senior Lodger.

9.7.  PASSPORTS.
      ---------

9.7.1.  PROCEDURES.  CRAF personnel will report to the State Department
        ----------
representative at the nearest and most convenient State Department passport location and provide a completed passport application, two duplicate passport photographs (2 1/2" X 2 1/2"), and satisfactory birth evidence as outlined in the passport regulations. In lieu of such birth evidence, a signed statement from the employing airlines, based upon company records, may suffice. The statement from the airline should contain the following information:

9.7.1.1.  Name.

9.7.1.2.  Date of Birth.

9.7.1.3.  Place of Birth.

9.7.1.4.  Citizenship.
                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

9.7.1.5.  Length of time employed by the airline.

9.7.1.6. Name and address of relatives and/or references shown in company record.

9.7.2.  STATE DEPARTMENT RESPONSIBILITY.  The State Department will provide the
        -------------------------------
applicant a receipt evidencing application, showing date and office of acceptance. Every effort shall be made by the State Department representative to issue a passport prior to the overseas departure of the individual.

9.7.3.  EMERGENCY CONDITIONS.  In an emergency condition where hostilities or
        --------------------
enemy action preclude sufficient time to issue a passport, the individual CRAF member shall be required to show proof of US citizenship (birth certificate, or statement from airline) upon departing from and arriving in the United States.

9.8.  GENEVA CONVENTION IDENTITY CARD (DD FORM 489).  Hereafter referred to as
      ---------------------------------------------
the Geneva Convention Card. Civilian noncombatant personnel authorized to accompany military forces of the US in regions of war shall be issued a Geneva Convention Card. Authority is AFR 30-20.

9.8.1.  PERSONNEL AUTHORIZED THE CARD.  Carrier personnel, both US and foreign
        -----------------------------
nationals, authorized by the carrier to enter regions of war in performance of AMC Airlift Services contracts shall be issued this card. The bearer's Social Security Account Number (SSAN) shall be entered on the front side of the DD Form 489 under "SERVICE". The card will not make any reference to nationality. The Geneva Convention Card shall be issued to the following company personnel;

9.8.1.1. Aircrew members designed to perform peacetime DOD as well as wartime CRAF airlift missions.

9.8.1.2. Ground support personnel assigned to overseas CRAF Senior Lodger stations, to include indigenous personnel (non-US citizen) already overseas.

9.8.1.3. Selected supervisory personnel responsible for overall supervision of the company's participation in peacetime contract and CRAF operations.

9.8.2.  ISSUING FOR WARTIME USE.  The DD Form 489 should be completed by company
        -----------------------
personnel after notification of CRAF Stage I, II or III activation. Issuance of this card prior to Stage III is the carrier's option; however, it must be issued
                                                                  ----
within 48 hours after Stage III CRAF activation.

9.8.3.  CONTROL.  Control of Geneva Convention Cards and their issue to air
        -------
carriers is a responsibility of Headquarters AMC. The following procedures apply:

9.8.3.1. Each CRAF carrier shall determine the total number of carrier personnel (those physically located in the CONUS as well as those already overseas) needed by support the overseas CRAF operations, and notify HQ AMC/XOC of their requirements. (HQ AMC/XOC, 402 Scott Drive, Unit 3A1, Scott AFB IL 62225-5302, (618)256-6751.)

9.8.3.2. HQ AMC/XOC will forward the forms by certified mail to the carriers. To simplify accountability, the form shall be issued by HQ AMC/XOC.

9.8.4.  RESPONSIBLE COMPANY AGENT.  Each CRAF carrier shall  designate its
        -------------------------
company security officer as the company agent responsible for accountability, control, and issue of the DD Form 489.

9.8.5.  CONTROL AND ACCOUNTABILITY.  Each CRAF carrier shall  establish control
        --------------------------
and accountability procedures for inventorying, storing, issuing, reporting, controlling, and accounting for the DD Forms 489, to include:

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

9.8.5.1. Performing a physical inventory, by serial number, upon receipt from HQ AMC/XOC and advise immediately of any discrepancies. When the inventory has been satisfied, enter each serial number on the log (AF Form 335) (see paragraph 9.8.5.3., below).

9.8.5.2. Providing a storage facility to ensure the security of blank forms and maintain control to prevent the issuance of this form to unauthorized persons.

9.8.5.3. Maintaining an issuance record/log to identify the disposition of each DD Form 489, by recording the serial numbers on AF Form 335, Issuance Record-Accountability Identification Card. This log will serve to identify damaged, lost, destroyed, and issued DD Form 489. (Annual Report, see paragraph 9.8.5.4., below). A supply of the AF Form 335 shall be furnished by HQ AMC/XOC.

9.8.5.4. An annual report as of 1 February, shall be submitted to HQ AMC/XOC during that month, reflecting the number of blank cards in possession at the time of the report, the number issued that are still valid, and the number of forms received from Headquarters AMC. It is not necessary to report each time a card is lost or destroyed. Retain this data for the annual report.

9.8.5.5.  Investigation responsibilities for lost cards.

9.8.5.6. Notification responsibility for lost cards is provided for through the submission of an annual report of DD Form 489.

NOTE:  The blank DD Forms 489 should be stored in a secure container.

9.8.6.  CARRIER ACTION WHEN CARD IS LOST.  The following actions must be
        --------------------------------
accomplished by the company security officer upon receiving notice that a Geneva Convention Card has been lost:

9.8.6.1. Obtain a written statement, if possible, signed by the employee, describing the circumstances connected with loss of the card.

9.8.6.2. Issue the employee a new DD Form 489 after determining that the employee's requirement still exists.

9.8.7.  DISPOSITION OF OUTDATED CARDS.
        -----------------------------

9.8.7.1. DD Form 489 that have been surrendered to the company agent for any reason shall be destroyed as classified material. The same is also true for a card that is no longer usable because of a typing error, smudged fingerprint, outdated form, etc. Erasures and strikeovers are not permitted.

9.8.8.  ISSUING AUTHORITY.  When the DD Forms 489 are ready for issue, the
        -----------------
company security officer is authorized to sign as the issuing agency.

9.8.9.  PHOTOGRAPHIC SERVICE.  Commercial (or company) facilities shall be used
        --------------------
to laminate the DD Form 489 prior to issue. If company lamination facilities are not available, and the carrier chooses not to use commercial facilities, the Security Police Office at designated military bases may be used for this service. In order to obtain lamination service from the military, the completed DD Form 489 may be dispatched (by certified mail or hand-carried) by the company security officer (or an authored representative) to the "CRAF Security Police" at the nearest designated military base.

9.8.9.1.  AMC bases designated to provide necessary services are:

9.8.9.1.1.  McGuire AFB NJ  08641


                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

9.8.9.1.2.  Dover AFB DE  19901

9.8.9.1.3.  Charleston AFB SC  29404

9.8.9.1.4.  Scott AFB IL  62225

9.8.9.1.5.  Altus AFB OK  73521

9.8.9.1.6.  McChord AFB WA  98438

9.8.9.1.7.  Travis AFB CA  94535

9.8.9.1.8.  Griffis AFB NY  13441

9.8.9.1.9.  Little Rock AFB AR  72076

9.8.9.1.10.  Pope AFB NC  28308

9.8.9.1.11.  Rhein-Main AFB NY  09057

9.8.9.2. CRAF carriers located in Alaska shall be provided processing and laminating service by the 21st Combat Support Group, Elmendorf AFB, Alaska 98743.

9.8.9.3. CRAF carriers, which have aircrews and support personnel located outside the Continental United States (CONUS), shall issue the DD Form 489 prior to departing the CONUS. However, CRAF carriers with indigenous personnel (non-US citizens) who have been designated to support CRAF and are already overseas should contact the nearest military installation for laminating service. This service may be performed, during peacetime, by any military facility; however, one of the AMC bases should be used, if possible.

9.9.  CARRIERS' INSTRUCTIONS TO EMPLOYEE AT TIME OF ISSUE.  After the DD Form
      ---------------------------------------------------
489 has been signed by the company security officer (issuing officer), and laminated, the card shall be issued to the individual concerned, specifically advising the bearer of the following at time of issue:

9.9.1. Read the DD Form 489 (PA), Privacy Act Statement-Geneva Conventions Identity Card for Civilians Who Accompany the Armed Forces, as required by the Privacy Act of 1974. A copy of this statement shall be issued at the time individual is handed the laminated Geneva Convention Card (July 1974 edition).

NOTE: A resupply of the DD Form 489 (PA), Privacy Act Statement. may be obtained by contracting HQ AMC/XOC, or local reproduction is authorized.

9.9.2.  Read the NOTICE STATEMENT on the reverse side of the DD Form 489.

9.9.4. Notify the company security officer immediately if the card is lost or stolen.

9.9.5.  Surrender the card to the company security officer when:

9.9.5.1.  No longer employed by the company.

9.9.5.2. The carrier no longer has a AMC Airlift Services or CRAF Stage III contract.

9.9.5.3. The individual is no longer designated by carrier for duty during peacetime and wartime DOD contract

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

airlift operations.

9.9.5.4.  When any of the information on the present card has changed.

9.9.5.5. The card has expired (four years from date of issue for those cards issued when an expiration date was required).

9.9.6.  The card is for use only when captured and held as a prisoner of war.

9.9.7. The military civilian grade relationship is based upon the individual's standing in the company and the responsibility of the duties to be performed. The equivalent grade is shown on the card to ensure that the bearer, if captured, will receive appropriate treatment.

9.9.8. In no instance will the equivalent grade grant any privilege or wearing of military insignia not otherwise authorized.

9.9.9. Keep the card on the person of the bearer. In the event the individual becomes a prisoner of war, name, equivalent grade, social security account number, and date of birth shall be provided the capturing authority. The convention articles require this identity card be shown by the prisoner upon demand, but in no case is to be taken away from the prisoner. The convention further provides for prisoners of war to be treated with regard to their age.

9.9.10.  AMC BASE RESPONSIBILITIES.  Should the CRAF carrier choose not to
         -------------------------
laminate the DD Form 489, then the commanders of AMC bases shall be responsible for laminating and trimming each completed form, and return the forms to the carrier security officer by certified mail.

9.9.11.  ALASKA AIR COMMAND SUPPORT.  The 21st Combat Support Group, Elmendorf
         --------------------------
AFB, Alaska 98743, has agreed to provide the same support as identified in paragraph 9.9.10. above, for the CRAF carriers located in Alaska (Anchorage International Airport).

9.10.  MEDICAL.  Emergency medical treatment shall be provided on military
       -------
installation for CRAF carrier personnel assigned to support the CRAF program; i.e., ground support, aircrew, etc. Medical services performed by the military shall be fully reimbursed at the appropriate rate as prescribed in AFR 168-6.



                                   CHAPTER 10
                                   ----------

                             WAIVERS AND EXEMPTIONS

PART I-FEDERAL AVIATION REGULATION (FAR) WAIVERS

SECTION A--GENERAL

10.1.  GENERAL.  Chapter 10 identifies FAR waivers that MAY be enacted under any
       -------
CRAF activation. The provisions of PART 121 of the FAR, with the following authorizations and limitations shall apply to all CRAF operations. Waivers in this attachment apply when carriers operate off their certificated routes.
These waivers are not applicable until FAA has issued approval direction to flight standards district offices.

SECTION B--CERTIFICATION RULES FOR DOMESTIC AND FLAG AIR CARRIERS

10.2.  FAR 121.25.  CONTENTS OF CERTIFICATE AND OPERATIONS SPECIFICATIONS.
       ------------------------------------------------------------------
Overhaul and inspection time limitations may be increased up to a maximum of 25 percent above the time limitations shown on the

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

specifications. Such time limitation increase may be used only under general war conditions and only if the circumstances of time provide an alternative to continue operation.

SECTION C--CERTIFICATION RULES FOR SUPPLEMENTAL AIR CARRIERS AND COMMERCIAL OPERATORS

10.3.  FAR 121.45.  CONTENTS OF CERTIFICATE AND OPERATIONS SPECIFICATIONS.
       ------------------------------------------------------------------
Overhaul and inspection time limitations may be increased up to a maximum of 25 percent above the time limitations shown on the specifications. Such time limitation increase may be used only under general war conditions and only if the circumstances of time provide no alternative to continue operation.

SECTION D--APPROVAL OF ROUTES:  DOMESTIC AND FLAG AIR CARRIERS

10.4.  FAR 121.93.  AREA AND ROUTE REQUIREMENTS:  General.  The operator may
       ----------------------------------------
conduct operations over routes and into areas without listing such routes or areas in its approved operations specifications or be required to show that it is competent to operate over such routes or into such areas.

10.5.  FAR 121.101.  WEATHER REPORTING FACILITIES.  If weather information
       ------------------------------------------
required by this section is not available, the operator may use, in lieu thereof, any appropriate weather data prepared by the military.

SECTION E--APPROVAL OF AREAS AND ROUTES FOR SUPPLEMENTAL AIR CARRIERS AND COMMERCIAL OPERATORS

10.6.  FAR 121.113.  AREA AND ROUTE REQUIREMENTS:  General.  The operator may
       -----------------------------------------
conduct operations over routes and into areas without listing such routes or areas in its approved operations specifications or be required to show that it is competent to operate over such routes or into such areas.

10.7.  FAR 121.119.  WEATHER REPORTING FACILITIES.  If weather information
       ------------------------------------------
required by this section is not available, the operator may use, in lieu thereof, any appropriate weather data prepared by the military.

10.8.  FAR 121.125.  FLIGHT FOLLOWING SYSTEM.  The operator may conduct flights
       -------------------------------------
which are not monitored in accordance with the requirements of this section.

10.9.  FAR 121.127.  FLIGHT FOLLOWING SYSTEM:  Requirements.  The operator need
       -------------------------------------
not meet the "show" requirements specified in this section.

SECTION F--AIRCRAFT REQUIREMENTS

10.10.  FAR 121.153.  AIRCRAFT REQUIREMENTS:  General.  The operator may operate
        -----------------------------------
any airworthy aircraft upon prior written approval of an authorized representative of the administrator, provided the aircraft meets the requirements of FAR Section 121.57.

10.11.  FAR 121.161.  AIRPLANE LIMITATIONS:  Type of Route.  The operator may
        ----------------------------------
operate any CRAF-capable twin-engine airplane in an extended overwater operation over a route that contains a point farther than one hour, but not farther than two hours forty minutes, flight time (in stall air at normal cruising speed with one engine inoperative) from an adequate airport.

10.12.  FAR 121.163.  AIRCRAFT PROVING TESTS.  The operator need not conduct
        ------------------------------------
proving tests required by this section unless an authorized representative of the administrator specifically requires it by notifying the operator in writing.

SECTION G--AIRPLANE PERFORMANCE OPERATING LIMITATIONS

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

10.13.  FAR 121.198.  TRANSPORT CATEGORY CARGO SERVICE AIRPLANES:  Increased
        --------------------------------------------------------
Zero Fuel and Landing Weights. The applicable structural provisions of the FARs notwithstanding, transport type aircraft may be operated in cargo-only service in accordance with the following conditions:

10.13.1. The zero fuel weight (maximum weight of aircraft with no disposable fuel and oil) may be increased up to five percent beyond the maximum approved in full compliance with the FARs, and the structural landing weight may be increased to a weight not to exceed the amount, in points, of the increase in zero fuel weight.

10.13.2. Inspection procedures shall be established in addition to those normally performed to safeguard against possible structural damage from the higher operating stress levels.

10.13.3. The flight manual of each aircraft operated with increased weights as provided herein shall be appropriately revised so as to include the necessary operating limitations and operating information.

10.13.4. An aircraft which has been operated at increased weights as prescribed herein shall not be used for the carriage of passengers, except under the following conditions:

10.13.4.1. Special inspections established by the manufacturer and approved by the Administrator of the Federal Aviation Administration shall have been accomplished.

10.13.4.2. The effects of the operation at increased weights on structural fatigue shall have been evaluated by the aircraft manufacturer and taken into account in any fatigue limitations established for the airplane.

SECTION H--INSTRUMENT AND EQUIPMENT REQUIREMENTS

10.14.  FAR 121.303.  AIRPLANE INSTRUMENTS AND EQUIPMENT.  Components and parts
        ------------------------------------------------
approved by the military shall be considered as approved parts for the purpose of meeting the requirements of this section and 121.605, provided they are compatible with the aircraft components and systems and test equipment used for conducting ground checks.

10.15.  FAR 121.345 through 121.351.  RADIO EQUIPMENT--AIRCRAFT.  Any comparable
        -------------------------------------------------------
military radio communications system may be substituted for FAA-approved equipment and its use continued until replaced by equipment approved by FAA.

SECTION I--MAINTENANCE, PREVENTATIVE MAINTENANCE, AND ALTERNATIONS

10.16.  FAR 121.363 through 121.375.  MAINTENANCE AND INSPECTION REQUIREMENTS.
        ---------------------------------------------------------------------
Compatible engines, components, propellers, parts, and accessories approved by the military may be substituted for FAA-approved equipment and may be installed by personnel who normally conduct such maintenance functions for the military. The certificate holder may use qualified persons, other than those listed in their operating manual, to perform inspections, provided the other requirements of FAR 121.369 are met.

SECTION J--FLIGHT TIME LIMITATIONS:  FLAG AIR CARRIERS

10.17.  FAR 121.481 through 121.493.  FLIGHT TIME LIMITATIONS--ALL AIRMEN:
        -----------------------------------------------------------------
Airplanes. The following flight time limitations are authorized for international operations:

10.17.1.  Aircraft having two pilots and an additional flight crewmember:

10.17.1.1. A flight crewmember shall not be scheduled to be aloft, as a member of the flight crew, more an 13 hours during any 24 consecutive hours. A flight crewmember who has been aloft, as a member of flight crew, more than 13

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

hours during any 24 consecutive hours, shall be given a rest period of not less than 12 hours. For Pacific and Southwest Asia operations a flight crewmember may be scheduled to be aloft, as a member of the flight crew, up to 16 hours.

10.17.1.2. A flight crewmember shall not be scheduled to be aloft, as a member of the flight crew, more than 120 hours during any calendar month.

10.17.1.3. A flight crewmember shall not be scheduled to be aloft, as a member of the flight crew, more than 1200 hours during any calendar year.

10.17.2. Aircraft having three or more pilots and an additional flight crewmember:

10.17.2.1. Flight hours shall be scheduled in such a manner as to provide for adequate rest periods on the ground while the flight crew personnel are away from their base.

10.17.2.2. A flight crewmember shall not be scheduled to be aloft, as a member of the flight crew, more than 340 hours during any calendar quarter.

10.17.2.3. A flight crewmember shall not be scheduled to be aloft, as a member of the flight crew, more than 1200 hours during any calendar year.

10.17.2.4. A flight crewmember, upon returning to home base from any flight or series of flights and after an absence from home base of more than one day, shall receive a rest period of not less than twice the total number of hours aloft, as a member of the flight crew, since the last rest period at home base, provided that the required rest period need not exceed seven days.

SECTION K--FLIGHT TIME LIMITATIONS: SUPPLEMENTAL AIR CARRIERS AND COMMERCIAL OPERATORS

10.18.  FAR 121.503 through 121.525.  FLIGHT TIME LIMITATIONS--ALL AIRMEN:
        -----------------------------------------------------------------
Airplanes. The following flight time limitations are authorized for international operations:

10.18.1.  Aircraft having two pilots and an additional flight crewmember:

10.18.1.1. A flight crewmember shall not be scheduled to be aloft, as a member of the flight crew, more than 13 hours during any 24 consecutive hours. A flight crewmember who has been aloft, as a member of flight crew, more than 13 hours during any 24 consecutive hours, shall be given a rest period of not less than 12 hours. For Pacific and Southwest Asia operations a flight crewmember may be scheduled to be aloft, as a member of the flight crew, up to 16 hours.

10.18.1.2. A flight crewmember shall not be scheduled to be aloft, as a member of the flight crew, more than 120 hours during any calendar month.

10.18.1.3. A flight crewmember shall not be scheduled to be aloft, as a member of the flight crew, more than 1200 hours during any calendar year.

10.18.2. Aircraft having three or more pilots and an additional flight crewmember:

10.18.2.1. Flight hours shall be scheduled in such a manner as to provide for adequate rest periods on the ground while the flight crew personnel are away from their base.

10.18.2.2. A flight crewmember shall not be scheduled to be aloft, as a member of the flight crew, more than 340

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

hours during any calendar quarter.

10.18.2.3. A flight crewmember shall not be scheduled to be aloft, as a member of the flight crew, more than 1200 hours during any calendar year.

10.18.2.4. A flight crewmember, upon returning to home base from any flight or series of flights and after an absence from home base of more than one day, shall receive a rest period of not less than twice the total number of hours aloft, as a member of the flight crew, since the last rest period at home base, provided that the required rest period need not exceed seven days.

SECTION L--FLIGHT OPERATIONS


10.19.  FAR 121.557.  EMERGENCIES:  DOMESTIC AND FLAG AIR CARRIERS.  The
        ----------------------------------------------------------
requirement for filing emergency reports shall not apply.

10.20.  FAR 121.559.  EMERGENCIES:  SUPPLEMENTAL AIR CARRIERS AND COMMERCIAL
        --------------------------------------------------------------------
OPERATORS.  The requirement for filing emergency reports shall not apply.
- ---------

10.21.  FAR 121.567.  INSTRUMENTAL APPROACH PROCEDURES AND IFR LANDING MINIMUMS.
        ------------------------------------------------------------------------
When conducting an IFR takeoff or landing, or an instrument approach at a military airport, the operator may use the instrument approach procedures and weather minimum prescribed by the military on its approach charts (plates) for use at such an airport.

10.22.  FAR 121.583.  CARRIAGE OF PERSONS ABOARD ALL-CARGO AIRCRAFT.  Persons
        -----------------------------------------------------------
other than crewmembers may be carried aboard any all-cargo aircraft provided such persons meet the requirements of section 121.583.

SECTION M--DISPATCHING AND FLIGHT RELEASE RULES

10.23.  FAR 121.617 through 121.623.  ALTERNATE AIRPORT REQUIREMENTS FOR
        ----------------------------------------------------------------
DEPARTURE AND DESTINATION:  All Certificate Holders.  The alternate airport
- -------------------------
requirements specified by the military in accordance with appropriate military directives may be used for compliance.

10.24.  FAR 121.625 and 121.631.  ALTERNATE AIRPORT WEATHER MINIMUM AND FLIGHT
        ----------------------------------------------------------------------
PLANS FILING/AMENDING PROCEDURES.  The alternate weather minimums and flight
- --------------------------------
planning procedures specified by the military in accordance with appropriate military directives may be used for compliance.

10.25.  FAR 121.651.  TAKEOFF AND LANDING WEATHER MINIMUMS.  IFR:  All
        --------------------------------------------------
Certificate Holders.

10.25.1. The takeoff and landing weather minimums specified by the military on its approach charts (plates) may be used for compliance with the weather minimums of 121.651(a) and (b).

10.25.2. In addition to the provisions of 121.651(c), an instrument approach procedure may be executed when the weather report indicates that the ceiling or visibility is less than approved minimum for landing, if the airport is serviced by ILS and GCA in operative condition and both are used by the pilot and, thereafter, a landing may be made, if weather conditions are equal to or better than the prescribed minimums are found to exist by the pilot-in-command upon reaching the authorized landing minimum altitude.


PART II--DEPARTMENT OF TRANSPORTATION (DOT) EXEMPTIONS

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

10.26.  TRANSPORTATION OF EXPLOSIVES AND OTHER DANGEROUS ARTICLES.  The
        ---------------------------------------------------------
Department of Defense (DOD) has been exempted from provisions of Title 49 Code of Federal Regulations (49 CFR), Subpart B of Part 107, Parts 172 and 175, to the extent necessary to permit the transportation of hazardous materials via DOD contract airlift, under DOT Exemption 7573 and DOT Exemption 9232. Hazardous materials authorized by these exemptions are limited to materials authorized to be transported by motor vehicle in conformance with 49 CFR parts 107 and 171-
179. All hazardous material must be packed according to the requirements of 49 CFR and Air Force Regulation 71-4 (Preparation of Hazardous Material of Military Air Shipment).

10.26.1.  DOT EXEMPTION 7573.  This exemption applies to cargo aircraft only of
          ------------------
the QUICKTRANS fleet and those contract airlift services and civil air operators under contract to AMC to include Stages I and II.

10.26.1.1. Transport of materials authorized by this exemption is restricted to US military bases and specific identified civil airports.

10.26.1.2. Hazardous materials and explosives must be deemed essential to national defense prior to shipment.

10.26.1.3. Transportation of hazardous materials is authorized in aircraft of United States registry only.

10.26.1.4. No persons other than required flight crewmembers and mission essential personnel may be carried on the aircraft.

10.26.1.5. Prior to using this exemption, approval must be obtained from either the Deputy Chief of Staff, Operations and Transportation, AMC; the Director of Transportation, Air Force Logistics Command; the Naval Material Transportation Office; or their authorized representatives.

10.26.1.6. Shipping papers (including the certifications required by 49 CFR 147.204) are required for all hazardous material carried under this exemption.

10.26.2.  DOT EXEMPTION 9232.  This exemption applies to cargo and passenger-
          ------------------
carrying aircraft for emergency movements during a declared National Emergency and during contingencies (expedited movement of US Forces as approved by the Secretary of Defense and directed by the Commander in Chief, US Transportation Command).

10.26.2.1. Aircraft used must be those civil aircraft of the Civil Reserve Air Fleet that are necessary to augment military operations and operated under the contract and mission control of Commander, Air Mobility Command.

10.26.2.2. DOD must have advance permission from the owner or operator of each manned airport where the material is to be on-loaded or off-loaded or where the aircraft is to land while the material is on board.

10.26.2.3. Additional fuel may be carried in five gallon packaging meeting or equivalent to DOT specification. See DOT Exemption 9232.

10.26.2.4. No person other than a required flight crewmwmber, of FAA inspector, the shipper or consignee of the material or a representative of the shipper or consignee so designated in writing, or a person necessary for handling the material may be carried on the aircraft.

10.26.2.5. Shipping papers are required for all hazardous material carried under this exemption.

10.26.2.6. This exemption authorized transportation of hazardous materials in aircraft of US registry or in aircraft of foreign registry operating within the jurisdiction of the US.

10.26.3. Common requirements that apply to DOT Exemption 7573 and DOT Exemption 9232.

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

10 26.3.1. Loading and storage of hazardous materials aboard the aircraft must be in accordance with AFR 71-4. Loading and unloading operations shall be monitored by a qualified DOD representative or a technician qualified in accordance with 14 CFR 121.433a or AFR 71-4.

10.26.3.2, During loading or unloading no persons may smoke or operate any device capable of causing an open flame within 50 feet of the aircraft.

10.26.3.3. Unless emergency conditions prescribe otherwise, loading and unloading of the aircraft shall be conducted at a safe distance from heavily populated areas and any place of human abode. However, if an airport has a designated area for loading and unloading, explosives shall be loaded and unloaded in this area.

10.26.3.4. No fueling operations of the aircraft may be conducted during the loading and unloading of explosives.

10.26.3.5. Fuel tanks of vehicles may not be filled to more than 75 percent of their capacity.

10.26.3.6. Operation of the aircraft during take-off, en route, and landing must be conducted at a safe distance from heavily populated areas.

10.26.3.6.1. Before movement of the aircraft, the pilot shall notify the control tower of the class(es) of explosives on board and request this information be relayed to the appropriate officials.

10.26.3.6.2. The pilot, prior to entering an airport traffic area, shall notify the control tower of the class(es) of explosives on board and request this information be relayed to the appropriate officials.

10.26.3.6.3. When under radar control during the approach and landing phase, the pilot shall request appropriate vectors so as to avoid heavily populated areas.

10.26.3.7. A copy of this exemption must be carried aboard each aircraft operating under these exemptions.

10.26.3.8. Any incident involving loss of contents of the packages must be reported to the Office of Hazardous Materials Regulation as soon as practicable.

10.26.3.9. Prior to take-off, all crewmembers shall be instructed in proper procedures to be followed during an emergency involving hazardous materials.

10.26.3.10. When destination is changed after departure because of weather or other unforeseen circumstances, permission from the owner or operator of the alternate airport shall be obtained as soon as practicable.

10.26.3.11 These exemptions do not grant authority to use foreign controlled airspace or airports outside the US.


                                   CHAPTER 11
                                   ----------

                                    SECURITY

SECTION A--GENERAL

11.1.  SECURITY REQUIREMENTS FOR CRAF.  This chapter is consolidation of
       ------------------------------
security requirements applicable to CRAF.

11.2.  DIRECTIVES
       ----------

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

11.2.1. Air Force Regulations in the 205-series (Security) and the DOD Industrial Security Regulations (specifically DOD 5200.1-R/AFR 205-1 and DOD 5220.22-R/AFR 205-4).

11.2.2. The DOD Industrial Security Manual for Safeguarding Classified Information (DOD 5220.22M), January 1991, or superseded by subsequent publications, establishes requirements for safeguarding of classified information by DOD contractors, subcontractors, vendors, or suppliers. Federal Statutes and Executive Orders set forth in the DOD Industrial Security Manual are also applicable.



SECTION B--CRAF SECURITY

11.3.  REQUIREMENTS.
       ------------

11.3.1.  FACILITY SECURITY CLEARANCE.  A facility clearance of SECRET and
         ---------------------------
classified safeguarding capability is required in accordance with DOD 5220.22M where there is a need for the storage or development of classified documents supporting the CRAF program.

11.3.2.  NON-AIRCREW SECURITY CLEARANCES.  All participants in CRAF planning are
         -------------------------------
required to possess a security clearance of SECRET, in accordance with the Industrial Security Program. Former Defense Air Transportation Administration
(DATA) clearances must be converted to SECRET clearances under the Industrial Security Program. Personnel eligible for such clearances are limited to US personnel (defined as citizens of, national of, and immigrant aliens to, the United States). Personnel designated by the carrier to perform duties specified as follows must possess a SECRET security clearance.

11.3.2.1.  Carrier personnel involved with overall CRAF planning.

11.3.2.2. Carrier personnel assigned for liaison and communications supervisory duty at either HQ AMC or its alternate.

11.3.2.3. Carrier personnel who will attend Technical Advisory Group (TAG) meetings.

11.3.2.4.  Carrier personnel designated as Senior Lodger Courier Officers.

11.3.2.5.  All flight operations dispatchers involved in CRAF missions.

11.3.2.6. Carrier personnel at Senior Lodger locations designated to handle or safeguard classified materials.

11.3.3.  AIRCREW SECURITY CLEARANCES.  Carriers are not required to maintain
         ---------------------------
active security clearances for CRAF flight deck crewmembers during peacetime. SECRET clearances shall be granted by USCINCTRANS in conjunction with activation of the CRAF. Carriers must ensure that crewmembers designated to support CRAF operations are US citizens and eligible for a SECRET clearance.

11.4.  PROCEDURES.
       ----------

11.4.1.  FACILITY SECURITY CLEARANCE.  CRAF carriers must inform HQ AMC/XOC of
         ---------------------------
the correct address of any company agency requiring a secure facility. HQ AMC/XOC will provide HQ AMC/XOK with a listing of these agencies.

11.4.1.1. If a contract is to be negotiated with an air carrier not having a current contract, HQ AMC/XOC will furnish the Information Security Division, Security Police (HQ AMC/SPI) with the name and address of the company so that they can determine the actions required to provide a facility security clearance. When required, HQ AMC/SPI

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

will request the cognizant security office to initiate necessary action to issue a facility clearance.

11.4.1.2. Action shall be taken by HQ AMC/SPI, the cognizant security officer, and carriers concerned to ensure completion of clearance action with minimum delay.

11.4.2.  PERSONNEL SECURITY CLEARANCE.  Upon being designated as a CRAF
         ----------------------------
participant, security clearance applications for all required personnel shall be completed in accordance with DOD Industrial Security Manual and instructions received from the cognizant Defense Industrial Security Officer, Defense Investigative Service (DIS). All required clearance actions shall be forwarded to the cognizant Defense Industrial Security Officer.

11.5.  SAFEGUARDING CLASSIFIED INFORMATION.  Administrative procedures shall be
       -----------------------------------
developed in accordance with directives referenced in paragraph 11.2. to ensure a maximum degree of safeguarding for classified information. This shall be accomplished in accordance with the carrier's approved Standard Practice Procedure for Handling of Classified Documents.

SECTION C--RESPONSIBILITIES

11.6.  CRAF RESPONSIBILITIES.
       ---------------------

11.6.1.  INDIVIDUAL CRAF PERSONNEL AND COMPANY SECURITY OFFICER.  Responsibility
         ------------------------------------------------------
for security of classified information and material rests with each individual authorized access. To ensure that all carrier personnel handling classified material are familiar with requirements for safeguarding of this material, the company security officer must periodically review company procedures. The CRAF carrier must establish appropriate safeguards to assure that the individuals who are not cleared do not gain access to classified information.

11.6.2.  MILITARY BASE COMMANDER.  CRAF aircraft at military installations will
         -----------------------
receive the same degree of physical security as provided military aircraft in like status. Ingress and egress procedures to and through control points and restricted or controlled areas shall be established to permit CRAF crews access to their aircraft.

11.6.3.  SENIOR LODGER STATION MANAGER AND CRAF CARRIER.  Upon CRAF activation,
         ----------------------------------------------
the Senior Lodger Station Manager and/or CRAF carrier will employ any necessary procedure to deny unauthorized persons access to facilities, equipment, and aircraft in support of the overall CRAF mission.

11.7.  AUTHORITY FOR ACCESS TO CLASSIFIED DOCUMENTS.
       --------------------------------------------

11.7.1.  AUTHORITY TO HANDLE AUTHENTICATOR EXTRACTS.  CRAF aircrew members shall
         ------------------------------------------
require certain authentication systems in order to perform CRAF missions. When needed, these documents shall be made available to specified aircrew members at military bases and Senior Lodger stations, providing the individual possesses a SECRET clearance.

11.7.2.  AUTHORITY FOR ACCESS TO SAFE PASSAGE PROCEDURES.  NORAD Regulations 55-
         -----------------------------------------------
67 and 55-68 (S), provide the safe passage procedures for CRAF aircraft departing from and returning to the Continental United States (CONUS). Upon activation of CRAF and when required by NORAD Safe Passage Procedures providing each individual possess a SECRET clearance.

11.8.  CLASSIFIED CORRESPONDENCE.  Any time classified material is forwarded to
       -------------------------
CRAF carriers, the originator will notify, in writing, the cognizant security officer in the carrier's area. This notification will contain the subject and date of the material, number of copies, and mailing address. The written notification will ensure a current inventory of classified material being stored by the carrier.

11.9.  RESERVED.

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

11.10.  PERSONNEL SECURITY CLEARANCE AUTHORIZATION.
        ------------------------------------------

11.10.1.  GENERAL.  Authority for carriers to certify the personnel security
          -------
clearance status of company employees is contained in the Industrial Security Manual, DOD 5220.22M. This reference makes provisions for the carrier (contractor) who has a valid facility security clearance of SECRET to verify the security clearance status of its employees.

11.10.2.  SECURITY CLEARANCE IDENTIFICATION.  A valid passport, company ID card,
          ---------------------------------
or Geneva Convention Card, any of which as a picture of the bearer, will provide sufficient identification for releasing SECRET material to CRAF personnel.

11.10.3.  SECURITY CLEARANCE VERIFICATION OF AIRCREWS.  The CRAF carrier shall
          -------------------------------------------
validate security access information on the flight release form. Carriers may use company formats, but will ensure that security access statements are clear and unambiguous. An example of a proper statement is "SECRET security access current and valid for Ira A Eaker, James J. Doolittle, and Amelia N. Earhart."


11.10.4.  SECURITY CLEARANCE CONFIRMATION.  If validity of the clearance status
          -------------------------------
or the identity of the bearer is questioned during peacetime or wartime DOD contract airlift operations, confirmation may be obtained by contacting the appropriate CRAF carrier's company security officer. Should this situation arise when Stage III CRAF is activated and the carrier security officer cannot be contacted, the questioner may contact the Defense Investigative Service Clearance Office (DISCO), (614)236-2133 or AUTOVON 695- 2265, during duty hours or (614)236-2058 after duty hours.

11.10.5.  COMPANY SECURITY OFFICER'S RESPONSIBILITY.  The company security
          -----------------------------------------
officer shall maintain a current list of cleared personnel. This list shall be verified during on- site surveys by DOD air carrier survey office.

11.10.6.  MILITARY BASE COMMANDERS.  All CRAF carrier personnel, after proper
          ------------------------
clearance verification or confirmation and after proper identification by means of a valid passport, company ID card, or Geneva Convention Card, and receive classified material as necessary to support the DOD airlift mission. Additionally, each individual who is listed with the Company Security Officer and DISCO has been the subject of at least a National Agency Check which may be used as the basis for issuance of a restricted area badge.

11.11.  AUTHENTICATION MATERIALS.  Authentication materials and IFF/SIF
        -------------------------
operating instructions shall be made available to CRAF aircrews at military Base Operations and Route Briefing sections, and Senior Lodger stations. Initial issue of these documents shall be as required to cover elapsed time from departure station to destination and return, or to the first enroute station having the capability to provides additional distribution.

11.12.  CLASSIFIED/UNCLASSIFIED OPERATIONS BRIEFING.  An operations briefing,
        --------------------------------------------
including communications and security, shall be the responsibility of AMC.

11.13.  HANDLING OF CLASSIFIED MATERIAL.  In addition to the briefing outlined
        --------------------------------
above, the briefing officer will insure that the aircraft captain, or the first officer, is aware of the following:

11.13.1.  RECEIPT FOR CLASSIFIED MATERIAL.  The contents of the briefing
          --------------------------------
envelope contain information affecting the national defense of the United States and is issued for use while flying. Part of this information is classified and extreme care should be exercised to preclude its being compromised. Upon terminating the flight, all material shall be given to the military base operations officer or destroyed in accordance with paragraph 11.13.2. below.
All classified material shall be accounted for by means of the AF Form 310, Document Receipt and

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

Destruction Certificate, or a comparable receipt. Prior to accepting material, the aircraft captain should insure that sufficient legible copies of the receipt form are available to allow one copy for the recipient at the destination and one copy for the aircraft captain's personal file.

11.13.2.  DESTRUCTION OF CLASSIFIED MATERIAL.  In the event of a emergency where
          -----------------------------------
it appears that the classified material cannot be protected, it shall be burned or destroyed by other means to render recognition impossible. In this event, complete the destruction certificate on the SF 153 or AF Form 310. Provide a copy of this form to the issuing office and retain one copy to be held for the required 2 years.



                                   CHAPTER 12

                                   (RESERVED)

                                   CHAPTER 13

                             AEROMEDICAL EVACUATION

13.1  DEFINITIONS.
      -----------

13.1.1. Aeromedical Evacuation (AE): The movement of patients under medical supervision to and between medical treatment facilities by air transportation.

13.1.2. Aeromedical Evacuation Control Center (AECC): The control facility established by an airlift division, AMC, another major air command or USAF. It operates in conjunction with the command and control centers and coordinates medical requirements with airlift capabilities. It also assigns medical missions to the appropriate AE element in the system and monitors patient movements.

13.1.3. Aeromedical Evacuation Control Element (AECE): This element of the AE system will exercise operational control over all strategic AE activities and personnel within its area of responsibility in conjunction with the regional AECC.

13.1.4. Aeromedical Evacuation Crew Member(s)(AECMs): Qualified flight nurses and AE technicians.

13.1.5. Medical Crew Director (MCD): A qualified flight nurse responsible for the overall supervision of patient care and management of AECMs assigned to AE missions.

13.1.6.  LOX: Liquid Oxygen

13.2.  PERFORMANCE REQUIRED
       --------------------

13.2.1. The contractor shall position the aircraft to a designated location as specified by the government (DOD) when any stage of the CRAF Aeromedical Evacuation segment is activated. The aircraft must be in place, ready to be configured within 24 hours after stage activation. Aircraft shall be baselined IAW Specification Drawings and the number 89CD0161 and 7590ICD00001. Costs for baselining shall be submitted to the PCO, negotiated and incorporated by modification. All unpacking and installation of the CRAF Aeromedical Evacuation Shipset (AESS) on the aircraft shall be done by a separate contractor. When CRAF Aeromedical Evacuation aircraft are no longer required, the contractor shall return the aircraft to the designated location for removal and repacking of the CRAF AESS. Response times requirements are outlined in Attachment 9, Chapter 2, para 2.17.

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

13.2.2. The government (DOD) will pay for the positioning and depositioning legs to the specified reconfiguration location.

13.2.3. Contractor shall apply for FAA deviations to Part 121 of the Federal Aviation Regulations (FAR's). Deviations shall be provided when finalized.

13.2.4. Contractor shall develop an FAA approved training program if required to facilitate operation of CRAF AE under PART 121 of the FAR's with deviations referenced above.

13.2.5.  The contractor shall  provide the following:

13.2.5.1. Five portable, high flow, emergency oxygen sources for AECM use with each aircraft. p6 3

13.2.5.2. One life vest/emergency egress card/air sickness bag for each AECM and patient listed on manifest per aircraft. These life vests shall be removed from the seats and placed in the overhead storage compartments when the aircraft is "base lined" by the contractor airline.

13.2.6. The maximum number of litter patients is 111 with up to 40 ambulatory patients on the B767-300 series or zero (0) ambulatory patients on the B767-200 series.

13.2.7. Meal service shall be IAW Atch 3. Additionally, the contractor shall provide the following:

13.2.7.1.  Cold chilled water in lieu of alcoholic beverages.

13.2.7.2. Cold juice/sodas. These shall be primarily orange, apple, and grape juices. Mixed soda flavors shall be provided.

13.2.7.3.  Coffee, tea and bouillon.

13.2.8. If special patient meals are necessary they shall be provided from the originating hospital.

13.2.9. There shall be no smoking (including flight and medical crew) on any AE aircraft configured for patient carriage. The "No Smoking" sign shall remain lighted at all times.

13.2.10.  There shall be no hazardous cargo on AE flights.

13.2.11. The contractor shall take necessary actions to add medical equipment certified for inflight use to its operations specifications certificate. Medical equipment shall be certified for inflight use. Equipment not approved for inflight use on B767s will undergo an operational checkout IAW the aircraft supplemental flight manual procedures provided by the government in the CRAF AESS packaging.

13.2.12. The scheduled ground time in CONUS shall be four (4) hours. An additional one (1) hour shall be added if liquid oxygen (LOX) servicing is required.

13.3..EXECUTION OF FLIGHT
      -------------------

13.3.1. CRAF AE B-767s shall be used to return AECMs and medical equipment, from CONUS AE hubs to overseas AE hubs.

13.3.2. Refueling should normally be accomplished prior to enplaning patients; however, if this is not possible an emergency crash/rescue vehicle shall be required to stand by the aircraft during concurrent servicing IAW T.O.00-25-172. Contractor pilot shall request through the command post at military airfields; crash/rescue support prior to

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

taxi, take off, landing, or aircraft servicing of fuel or LOX with patients on board.

13.3.3. The contractor pilot and inflight manager are responsible for mission management and shall contact the MCD #1 for a briefing on medical requirements. This shall be accomplished thirty (30) minutes prior to takeoff. The following information shall be provided:

13.3.3.1.  Weather enroute.

13.3.3.2.  Enroute flying time.

13.3.3.3.  Any additional information that may be pertinent.

13.3.3.4. Patient status that may affect aircraft operation shall be provided to the aircraft captain by the MCD.

13.3.3.5. MCD will provide a list suitable medical emergency alternate airfields.

13.3.4. The number of AECMs is four (4) flight nurses and six (6) medical technicians. This number may be augmented by an additional one (1) or two (2) personnel.

13.3.5.  Air Force/military medical personnel are responsible for the following:

13.3.5.1. MCD #1 is the military mission manager. Prior to the MCD arriving at the aircraft the AECE has overall AE mission management responsibilities.


13.3.5.2. The AECC/AECE will provide information on any altitude or flight restrictions due to medical reasons to the AMC CAT CRAF Cell who will relay this information to the contractor operations center when received (minimum 12 hours prior to flight departure). AECC/AECE or the MCD will also brief this information to the contractor pilot in command.

13.3.5.3. The MCD will have the final decision on medical emergencies affecting manifested patients. Should a medical diversion become necessary, the contractor pilot will make every effort to comply with the request of the MCD.

13.3.5.4.  Enplaning and deplaning all patients.

13.3.5.5.  Medical care and treatment of all patients.

13.3.5.6. AECMs will secure all medical equipment IAW current Air Force procedures.

13.3.5.7. AECMs will collect and properly dispose of all medical wastes. Medical waste shall be collected and stored separately from common waste.

13.3.6. Should the medical condition of any patient require attention during takeoff, enroute cruise or landing, and if the seat belt sign is on, AECMs shall be secured with straps to the litter and remain standing during these phases of flight.

13.3.7. AECMs will assist flight attendants and flight crew during aircraft emergencies, including the deplaning of patients during an emergency. AECM qualification is based on AFR 60-1, AFP 164-2, AMCR 55-1/51-164, Vol 1/60-1/164-3, Operational Manual Supplement, and abbreviated checklist.

13.3.8. Should an enroute aircraft diversion be necessary for reasons other than a medical emergency, the aircraft

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-DOO27

commander will coordinate with the MCD, when possible, before deciding the point of landing. The welfare of the patients is a prime consideration in all such decisions; however, safety is the final determinant. The command and control center shall be advised and guidance requested for all aircraft or medical emergencies which require diversions.

13.3.9. In matters of flight safety, decisions of the contractor operations personnel are final. In matters of all patient care, decisions of MCD are final.

13.3.10. The contractor flight attendant personnel shall accomplish the following duties:

13.3.10.1. Direct the AECMs and patients during all ground or inflight emergencies.

13.3.10.2. All briefings, including the addition of remarks that "during a cabin decompression the TOP litter patient will pass the emergency oxygen mask to the lower litter patients".

13.3.10.3. Meal and beverage service shall be IAW attachment 3. The medical crew will designate which patients can or cannot receive meals or beverages.

13.4.  AIRCRAFT IDENTIFICATION  The aircraft shall use the call sign of "Air
       -----------------------
Evac" for all scheduled flights.

13.5.  ADDITIONAL INFORMATION  Configuration Control.  The contractor shall
       ----------------------
provide information on aircraft configuration changes which affects the ability to install the CRAF AESS on designated aircraft to HQ AMC/SGAL.

13.6.  MISSION SCHEDULING  HQ AMC CRC CRAF Cell is responsible for scheduling
       ------------------
all CRAF AESS missions. The CRAF Cell will receive requirements from the HQ AMC CRC.

                                                                          ATCH 9
                                                                    17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027


                                 ATTACHMENT 10

                               PUBLICATIONS/FORMS



Copies of the publication referenced in this contract and listed below may be obtained from the following sources:

AMC Publications,        HQ AMC/IMPPD
                         BLDG 700
                         Scott AFB IL  62225

AIR FORCE Publications   National Technical Information Service (NTIS)
                         Defense Publication Service
                         US Department of Commerce
                         5285 Port Royal Road
                         Springfield VA  22161-0001

ARMY Publications        Commander
                         USA Publications Distribution Center
                         2800 Eastern Blvd
                         Baltimore MD  21220

NAVY Publications        Commanding Officer
                         Naval Publications and Forms Center
                         ATTN:  Code 101
                         5804 Tabor Avenue
                         Philadelphia PA  19120-5099

Short Title          Title                                                Date

T.O.:  00-20B-5      USAF Motor Vehicle and Vehicular Equipment           AP88
                     Inspection
                     CH 5                                                 OC90

T.O.:  00-25-172     Ground Servicing of Aircraft and Static
                     Grounding/Bonding CH 9                               DE92

AFR 30-20            Issuing and Controlling Identification               JN90
                     (ID) Cards

AFR 55-20            Use of United States Air Force                       AP87
                     Installations
                     By Other Than United States Department of
                     Defense Aircraft
                     Ch 1                                                 AP89

AFR 60-1             Flight Management                                    FB90

AFR 66-33            Foreign Object Damage (FOD) Prevention               SE85
                     Program

AFM 67-1 Vol 1       Basic Air Force Supply Procedures                    SE86
Pt 1                 Amendment 1                                          MR87
                     Amendment 4                                          MA87

                                                                         ATCH 10
                                                                 06 January 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027


                     Amendment 5                                          AU87
                     Amendment 6                                          NO87
                     Amendment 9                                          AU88
                     Amendment 10                                         OC88
                     Amendment 11                                         MR89
                     Amendment 12                                         AP89
                     Amendment 13                                         AU89
                     Amendment 15                                         AP90

AFR 71-4             Preparing Hazardous Materials for Military Air       JA88
                     Shipments

AFR 76-28            Non-US Government Rate Tariffs                       JL75

AFM 88-15            Air Force Design Manual - Criteria and (Basic        JA75
                     Standards for Air Force Construction
                     with Changes 1-6)

AFR 127-12           Air Force Occupational Safety, Fire Prevention       MA90
                     and Health Program

AFR 144-9            Aviation Fuel and Oil Issues to Contract,            MA83
                     Charter, and Civil Aircraft

AFR 144-11           Cash Sales of Ground Petroleum Products in           MR84
                     Overseas Areas

AFR 164-2            Aeromedical Evacuation Nursing                       JN90

AFR 168-6            Persons Authorized Health Care, Health Benefits,     MR88
                     Charges and Billing Procedures

AFR 205-1            Information Security Program (Supplements            AP87
                     DoD 5200.1-R) Chapter 11
                     CH1                                                  JL89
                     CH2                                                  OC89

AFR 400-15           Logistic Support of United States                    JN78
                     Non-governmental, Non-military Agencies and
                     Individuals in Oversea Military Commands

AFOSH STD 127-39     Fuel Servicing Operations                            7FEB80

AR37-60              Pricing For Material and Services                    1APR85

AR700-32             Logistic Support of United States Non-governmental,   JAN78
                     Non-military Agencies and Individuals in Oversea
                     Military Commands

                                                                         ATCH 10
                                                                 06 January 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027


OPNAVINST 4000.76    Logistic Support of U.S. Non-governmental,           1JUN78
                     Non-military Agencies and Individuals in Overseas
                     Military Commands

DODM 5220-22         Industrial Security Manual for Safeguarding          MR89
                     Classified Information (Para 37d)

AMCR 51-164          Aeromedical Evacuation Crew Member (AECM) Training   AP86
VOL 1

AMCR 55-1            Aircrew Training Program (General)                   DE82

AMCR 55-8            Civil Reserve Air Fleet (CRAF)                       AG92

AMCR 60-1            Aircrew Standardization/Evaluation Program           JN92

AMCR 76-1            Transportation                                       JN92
VOL I

AMCR 76-8            Contract Airlift Management--Civil Air Carrier       JN92

AMCR 164-3           Worldwide Aeromedical Evacuation Procesdures         JL86

                                     FORMS

DD175                Military Flight Plan                                 MA86

DD489                Geneva Conventions Identity Card for Civilians       JL74
                     Who Accompany the Armed Forces

DD1155               Order for Supplies or Services                       MA90

DD1482               Airlift Mobility Command (AMC) Transportation        SE81
                     Authorization

DD1907               Signature and Tally Record                           AP90

DD2400               Civil Aircraft Certificate of Insurance              AP87

DD2401               Civil Aircraft Landing Permit                        AP87

DD2402               Civil Aircraft Hold Harmless Agreement               AP87

AF 127               Traffic Transfer Receipt                             JL72

AF310                Document Receipt and Destruction Certificate         NO81

AF335                Issuance Record--Accountability Identification Card  AP89

AMC8                 Civil Aircraft Certificate                           JN92

                                                                         ATCH 10
                                                                 06 January 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027


AMC9                 Certificate of Airlift Services Performed            FB88
                     and Accepted

AMC117               AMC Passenger List                                   NO86

AMC157               Civil Reserve Air Fleet (CRAF) Senior Lodger         MR90
                     Site Survey

AMC166B              Contract Discrepancy or Violation Notice--           SE89
                     Civil Airlift

SF1113               Public Voucher for Transportation Charges            MR77


                                                                         ATCH 10
                                                                 06 January 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027

                                 ATTACHMENT 12
                                 -------------

                        GOVERNMENT FURNISHED EQUIPMENT
                        ------------------------------

                                 WORLD AIRWAYS

1. STU III Telephones:

   RCA S/N 3000026692
   $2300
   STU III Seed Key - 343635

2. Secure Facsimile Machine

   Cryptek Transcrypt 10 Serial #1642
   $7500

3. KL43D Data Encryption Devices
   $225

   S/N 25817  25900  25596  25823  25923
       25629  25811  25931  25645  25814
       25628  25644  25626

4. Totals:  1 STU IIIs
            1 Secure Facsimili
            13 KL-43s



                                                                         Atch 12
                                                                    17 June 1994
1

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027

                        GOVERNMENT FURNISHED EQUIPMENT
                        ------------------------------

                                   EVERGREEN

1. STU III Telephones:

   RCA S/N 3000026700
   $2300
   STU III Seed Key 535533

2. Secure Facsimile Machine

   Cryptek Transcrypt 10 Serial #1639
   $7500

3. KL43D Data Encryption Devices
   $225

   S/N 25608  25702  25609  25699
       25610  25708  25611  25690
       25612  25707  25613  25706

4. Totals:  1 STU IIIs
            1 Secure Facsimili
            12 KL43s



2




                                                             Atch 12
                                                        17 June 1994

                                                SOLICITATION NO: F11626-94-R0001
                                                    CONTRACT NO: F11626-94-D0027


                        GOVERNMENT FURNISHED EQUIPMENT
                        ------------------------------


                                EMERY WORLDWIDE


1.  STU III Telephones:

    RCA S/N 30000426706
    $2300

2.  Secure Facsimile Machine

    Cryptek Transcrypt 10 Serial #1690
    $7500

3.  KL43D Data Encryption Devices
    $225

    S/N  25827   26024   26012   25600
         25829   26029   26027   25607
         25815   25998   26021   25601
         25837   26019   26013   25602
         25816   26007   26023   25603
         25832   26010   25620


4.  Totals:  1  STU IIIs
             1  Secure Facsimili
             23 KL43s




















                                                            Atch 12
                                                       17 June 1994
3

                                            SOLICITATION NO: F11626-94-R0001
                                                CONTRACT NO: F11626-94-D0027


                  GOVERNMENT FURNISHED EQUIPMENT
                  ------------------------------

                          SUN COUNTRY

1.  STU III Telephones:

    Motorola S/N 2000086665
    $2300

2.  Secure Facsimile Machine

    Cryptek Transcrypt 10 Serial #1893
    $7500

3.  KL43D Data Encryption Devices
    $225

    S/N 25746  25765
        25750  25766
        25747

4.  Totals:  1 STU IIIs
             1 Secure Facsimili
             5 KL43s

                                               SOLICITATION NO: F11626-94-R0001
                                                  CONTRACT NO: F11626-94-D0027


                        GOVERNMENT FURNISHED EQUIPMENT
                        ------------------------------

                       RICH INTERNATIONAL AIRWAYS, INC.

1. STU III Telephones:
   One (1) RCA STU-III, S/N 3000026686
   $2300

2. Secure Facsimile Machine:

   Cryptek Secure Fax Machine, Serial #1905
   $7500

                                                    CONTRACT NO: F11626-94-D0027

AFFARS 5304.102

The parties hereto expressly understand and agree as follows:

a.  Vance Fort, Senior Vice President, Administration and Legal, World Airways,
    ---------------------------------------------------------------------------
    Inc.
    ----
    (name, title and company)

    principal representative of the joint venture. As such, all communications regarding the administration of the contract and the performance of the work thereunder may be directed to him or her. In the absence of Vance Fort,
                                                                -----------
    Senior Vice President, Administration and Legal, World Airways, Inc.
    --------------------------------------------------------------------
    (same name, title and company as above)

    Jerry A. Carlon, Manager Government Sales, World Airways, Inc.
    --------------------------------------------------------------------
    (enter name, title and company of alternate)

    is the alternate principal representative of the joint venture.

b. Direction, approvals, required notices, and all other communications from the Government to the joint venture, including transmittal of payments by the Government, shall be directed to Vance Fort, Senior Vice President,
                                         ----------------------------------
    Administration and Legal, World Airways, Inc.
    ---------------------------------------------
    (enter name, title and company of principal)

    principal representative of the joint venture.

EMERY WORLDWIDE AIRLINES, INC.              SUN COUNTRY AIRLINES

BY:                                         BY:
   -----------------------                     -------------------------
Name:                                       Name:
Title:                                      Title:

EVERGREEN INTERNATIONAL AIRLINES, INC.      WORLD AIRWAYS, INC.

BY:                                         BY:
   -----------------------                     -------------------------
Name:                                       Name:
Title:                                      Title:

RICH INTERNATIONAL AIRWAYS, INC.

BY: /s/
    ----------------------
Name:  MARK HUTCHINSON
Title: VICE PRESIDENT SALES & MARKETING


                                                                         ATCH 13

                                                    CONTRACT NO: F11626-94-D0027

AFFARS 5304.102

The parties hereto expressly understand and agree as follows:

a. Vance Fort, Senior Vice President, Administration and Legal, World Airways,
   ---------------------------------------------------------------------------
   Inc. (name, title and company)
   ----

   principal representative of the joint venture. As such, all communications regarding the administration of the contract and the performance of the work thereunder may be directed to him or her. In the absence of Vance Fort,
                                                               -----------
   Senior Vice President, Administration and Legal, World Airways, Inc. (same
   --------------------------------------------------------------------
   name, title and company as above)

   Jerry A. Carlon, Manager Government Sales, World Airways, Inc.
   --------------------------------------------------------------
   (enter name, title, and company of alternate)

   is the alternate principal representative of the joint venture.

b. Direction, approvals, required notices, and all other communications from the Government to the joint venture, including transmittal of payments by the Government, shall be directed to Vance Fort, Senior Vice President,
                                    ----------------------------------
   Administration and Legal, World Airways, Inc. (enter name, title and company
   ---------------------------------------------
   of principal)


   principal representative of the joint venture.

EMERY WORLDWIDE AIRLINES, INC.               SUN COUNTRY AIRLINES

BY:                                          BY:/s/ Jean Smith
   ------------------------                     ------------------------
Name:                                        Name: Jean Smith
Title:                                       Title: VP, Sales

EVERGREEN INTERNATIONAL AIRLINES, INC. WORLD AIRWAYS, INC.

BY:                                          BY:
   ------------------------                     ------------------------
Name:                                        Name:
Title:                                       Title:

RICH INTERNATIONAL AIRWAYS, INC.

BY:________________________
Name:
Title:


                                                                         ATCH 13
                                                                         4-5

                                                    CONTRACT NO: F11626-94-D0027

AFFARS 5304.102

The parties hereto expressly understand and agree as follows:

a.  Vance Fort, Senior Vice President, Administration and Legal, World Airways,
    --------------------------------------------------------------------------
    Inc. (name, title and company)
    ----

    principal representative of the joint venture. As such, all communications regarding the administration of the contract and the performance of the work thereunder may be directed to him or her. In the absence of Vance Fort,
                                                                -----------
    Senior Vice President, Administration and Legal, World Airways, Inc. (enter
    --------------------------------------------------------------------
    name, title and company as above)

    Jerry A. Carion, Manager Government Sales, World Airways, Inc.
    --------------------------------------------------------------------------
    (enter name, title, and company of alternate)

    is the alternate principal representative of the joint venture.

b. Direction, approvals, required notices, and all other communications from the Government to the joint venture, including transmittal of payments by the Government, shall be directed to Vance Fort, Senior Vice President,
                                         ----------------------------------
    Administration and Legal, World Airways, Inc. (enter name, title and company
    ---------------------------------------------
    of principal)

    principal representative of the joint venture.


EMERY WORLDWIDE AIRLINES, INC.             SUN COUNTRY AIRLINES

BY:                                        BY:
   -------------------------                  -------------------------
Name:                                      Name:
Title:                                     Title:

EVERGREEN INTERNATIONAL AIRLINES, INC. WORLD AIRWAYS, INC.

BY:                                        BY:/s/ Vance Fort
   -------------------------                  -------------------------
Name:                                      Name:  Vance Fort
Title:                                     Title: Senior Vice President
                                                  Government and Legal Affairs

RICH INTERNATIONAL AIRWAYS, INC.

BY:
   --------------------------
Name:
Title:


                                                                         ATCH 13
                                                                             5-5